UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2005 - December 31, 2005

Item 1: Reports to Shareholders

A N N U A L R E V I E W
Pennsylvania Mutual Fund	A N D R E P O R T T O S H A R E H O L D E R S

Royce Micro-Cap Fund	2005

Royce Premier Fund

Royce Low-Priced Stock Fund

Royce Total Return Fund

Royce TrustShares Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Value Fund

Royce Value Plus Fund

Royce Technology Value Fund

Royce 100 Fund

Royce Discovery Fund Royce Financial Services Fund	TheRoyceFund
Royce Dividend Value Fund www.roycefunds.com	VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

THE ROYCE FUNDS SELECTION GUIDE

INVESTMENT UNIVERSE

For more than 30 years, Royce & Associates has utilized a disciplined value approach to invest in smaller companies. Our universe is comprised of three markets: micro-, small- and mid-cap companies. (Segments representing more than 20% of a Fund’s assets are indicated in the table below. Source: FactSet.)

Micro-Cap—Market Caps less than $500 million
The micro-cap segment is comprised of approximately 5,700 companies with more than $614 billion in total capitalization. It offers many choices, but faces significant trading difficulties, including limited trading volumes and higher volatility.

Small-Cap—Market Caps between $500 million and $2.5 billion
The small-cap segment encompasses approximately 1,790 companies with a total capitalization of more than $2.1 trillion. It is more efficient, offering greater trading volumes and narrower bid/ask spreads.

Mid-Cap—Market Caps between $2.5 billion and $5 billion
The mid-cap segment includes approximately 1,300 companies with more than $1.6 trillion in total capitalization. It includes companies that generally are more established businesses that attract greater institutional interest and therefore enjoy greater liquidity.

PORTFOLIO APPROACH

Funds are diversified according to our view of the attendant risks within each portfolio’s investment universe and approach. A Fund investing primarily in micro-caps, for example, will generally hold relatively smaller positions in a larger number of securities, while a small- or mid-cap oriented Fund will typically hold larger positions in a relatively limited number of securities.

Diversified  A Royce diversified portfolio is one that holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

Limited  A Royce limited portfolio is one that either (i) invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

VOLATILITY

Each Fund’s volatility is measured using Morningstar’s Overall Risk Ratio, which measures variations in a Fund’s monthly returns, with an emphasis on downside performance. The Overall Risk Ratio is a weighted combination of a Fund’s three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared against all small-cap objective funds tracked by Morningstar with at least three years of history (390 funds as of 12/31/05). We consider Funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility, and those in the bottom third to have high volatility.

CURRENT PORTFOLIO CHARACTERISTICS
	Portfolio Composition (as of 12/31/05)*			Portfolio Approach		Volatility (as of 12/31/05)
Fund Name	Micro	Small	Mid	Limited	Diversified	Low	Moderate	High
Pennsylvania Mutual	■	■			■	■

Royce Micro-Cap	■	■			■		■

Royce Premier		■	■	■		■

Royce Low-Priced Stock	■	■			■			■

Royce Total Return		■	■		■	■

Royce TrustShares	■	■			■		■

Royce Opportunity	■	■			■			■

Royce Special Equity	■	■		■		■

Royce Value		■	■	■		■

Royce Value Plus	■	■		■			■

Royce Technology Value	■			■		—	—	—

Royce 100		■		■		—	—	—

Royce Discovery	■				■	—	—	—

Royce Financial Services	■	■	■	■		—	—	—

Royce Dividend Value		■	■	■		—	—	—
* A larger ■ indicates where a Fund’s Weighted Average Market Capitalization falls.
THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

Royce Funds
Penn Mut I r 10.78 -0.06 12.5
Micro-Cap I r 15.90 -0.03 11.5
Premier r 16.86 -0.07 17.1
LowPrStk r 15.53 -0.07 9.7
Tot Ret I r 12.60 -0.06 8.2
TrstShrs r 12.47 -0.06 8.7
Oppty I r 12.29 -0.02 4.8
SpecEq r 18.70 -0.14 -1.0
Value r 9.67 -0.04 17.2
Value P I r 12.03 -0.04 13.2
Tech Val r 6.15 0.01 -1.8
100 r 7.52 -0.04 14.9
Disc r 6.33 -0.01 7.6
Fin Serv r 6.26 -0.02 12.2
Div Val r 5.98 -0.03 7.3
Russell Funds S

TABLE OF CONTENTS

Annual Review

Performance Table	2

Letter to Our Shareholders	3

Fund Focus: Cautious Opportunism	10

Online Update	11

Annual Report to Shareholders	13

	PERFORMANCE TABLE

	AVERAGE ANNUAL TOTAL RETURNS December 31, 2005
	FUND	July-Dec[3]	1-Year	3-Year	5-Year	10-year/Since Inception (Date)
	Pennsylvania Mutual Fund[1]	9.68%	12.50%	23.80%	15.32%	14.15%
	Royce Micro-Cap Fund[1]	15.32	11.50	25.36	16.00	14.52
	Royce Premier Fund[1,4]	17.30	17.07	25.88	15.06	14.67
	Royce Low-Priced Stock Fund[4]	14.28	9.66	21.53	13.45	16.33
Charles M. Royce, President	Royce Total Return Fund[1]	6.66	8.23	18.24	13.30	13.92

Here at The Royce Funds, we talk
a lot about earnings, the profits a
company has after expenses, taxes
and other costs have been
deducted from revenues. As the
principal source of long-term
shareholder returns, earnings are a
critical element in gauging the
success of a business. To get a
sense of their significance, even a
value-oriented portfolio manager
such as our own Buzz Zaino likes
to joke, “We’re all growth
investors, because ultimately we’re
all looking for earnings growth.”
Of course, one may contrast Buzz’s
remark with the in-house example
of Charlie Dreifus, who is more
than happy to find companies with
steady, but not necessarily
growing (and certainly not fast-
growing)earnings, yet there is
no denying that earnings are
arguably the most critical sign of
a company’s well-being.

Continued on Page 4...	Royce TrustShares Fund[1,2]	14.47	6.57	21.81	12.04	18.12
	Royce Opportunity Fund[1]	8.34	4.76	28.63	15.69	17.59	11/19/96
	Royce Special Equity Fund[1,4]	1.34	-0.99	12.91	16.77	10.32	5/1/98
	Royce Value Fund	14.90	17.23	33.31	n/a	18.44	6/14/01
	Royce Value Plus Fund	19.65	13.20	37.69	n/a	24.43	6/14/01
	Royce Technology Value Fund	7.27	-1.82	19.16	n/a	10.01	12/31/01
	Royce 100 Fund	14.56	14.89	n/a	n/a	21.15	6/30/03
	Royce Discovery Fund	9.14	7.60	n/a	n/a	15.80	10/3/03
	Royce Financial Services Fund	13.63	12.23	n/a	n/a	13.62	12/31/03
	Royce Dividend Value Fund	8.65	7.31	n/a	n/a	12.29	5/3/04
	Russell 2000	5.88	4.55	22.13	8.22	9.26

[1]   All performance, risk and expense information reflects Investment Class results. Shares of the Funds’ Consultant Class, and/or Financial Intermediary Class bear an annual distribution expense that is not borne by or is higher than the Funds’ Investment Class shares.
[2]   The one-year result for Royce TrustShares Fund is adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.
[3]   Not annualized.
[4]   The Fund is currently closed to new investors.

	Pennsylvania Mutual Fund’s average annual total return for the 30-year period ended 12/31/05 was 16.54%.

	IMPORTANT PERFORMANCE AND RISK INFORMATION

All performance information in this Review reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Please read the prospectus carefully before investing or sending money. The thoughts expressed in this review concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2005, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2005 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this review will be included in any Royce-managed portfolio in the future.

2 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

LETTER TO OUR SHAREHOLDERS

The Chronicle
June 1995
LARGE CAPS RULE MARKET
The Tribune
March 1999
Internet Stock Mania
TIMES Dec. 2000
Bear Market Blues
The Gazette July 2002
THE END OF EQUITIES?
COURIER
SEPT. 2003
SMALL CAP VALUE STRIKES BACK

It’s Not Unusual. . . But It’s Not Quite Normal, Either
There is an old curse, said to be of Chinese or Scottish origin, which states, “May you live in interesting times.” Anyone who has been an equity investor over the last 10 years has more than qualified for the curse of living through a decade of noteworthy days. It began uneventfully enough, with a move to large-cap stocks in the mid-’90s. Internet stock mania then took hold. This feverish activity was attended by an insistence that the stock market was in a new era, one appropriate for the imminent arrival of a new millennium, in which all of the old rules about valuation and how to measure the success of a business were being quickly and thoroughly recast. Value investors were among those whose relatively ordinary returns between 1996 and 1999 consigned them to the trash heap of the market’s new order, the investment equivalent of dinosaurs destined for extinction. Yet the ’90s ended, and the new era began, with a stubborn assertion of one of the oldest rules of equity investing known to humankind, namely that markets are cyclical. The Internet bubble burst in 2000, which led to arguably the most interesting six years of the last 10 for the U.S. stock market.
     Along with Y2K hysteria, the collapse of Internet stock prices heralded a series of events that helped keep equity returns underwater—or just barely above the surface—through the end of 2005. In fact, the period that spans 2000 through 2005 may be best thought of as a testament to the remarkable resilience of the stock market. Consider the following list of events that run the gamut from calamitous to criminal: The terrorist attacks of September 2001; accounting scandals and revelations of fraud that brought down more than a couple of corporate Goliaths; mutual fund trading scandals; war with Iraq; subsequent terrorist strikes in Israel, Indonesia, Madrid and London; record trade and budget deficits; natural disasters

Last year was the first time since we began to prognosticate low returns in 2003 that both small- and large-cap performance, regardless of style, ended the year in the low single digits.

THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS | 3

However, our portfolio managers
occasionally buy shares of small-
and micro-cap companies that
have been enduring earnings
disappointments or have ceased to
post any earnings at all. An
investor may well ask why we would
make such purchases: If earnings
are so important, why would we
risk buying shares of a company
whose earnings are depressed or
nonexistent? How can a company
satisfy our exacting security
selection criteria if it’s missing such
a crucial element? The apparent
contradiction is resolved in part by
another in our endless series of
reminders that we always invest
with a long-term perspective.

Most of our security analyses begin
with the balance sheet. We carefully
scrutinize a company’s underlying
assets, which are the ultimate source
of earnings, while also looking
closely at its liabilities, the claims
parties other than the shareholders
have on assets. If the assets are in
healthy proportion to the liabilities,
that gives us confidence that future
earnings can be produced, even if
there are no current earnings.

Continued on Page 6...

LETTER TO OUR SHAREHOLDERS

in Asia, Louisiana, Mississippi and Texas; skyrocketing energy prices; and ongoing political controversies. Far from capitulating to each new, dispiriting development, the market managed to move forward. Returns across styles and asset classes were generally unspectacular (though in certain cases, such as small-cap value’s, they were strong on an absolute and relative basis), but in general they avoided outright disaster, even in the more difficult, negative-return years of 2000 and 2002.
     We continue to believe that the downturn earlier in 2005 marked the end of the market working through these various difficulties that took place during the last several years. Indeed, 2005 may ultimately be remarkable for its unremarkable nature, for its relatively low, but positive, returns. It will also go down as the year in which a six-year period of small-cap outperformance came to an end, though to what degree that will matter in the future remains to be seen. In a year in which little seemed to take investors by surprise, the most unexpected element may have been that one of our overall market predictions (finally) proved to be accurate. Since 2003, we have been unswerving in our conviction that the market had entered a low-return mode, but the success of our own and similar small-cap investment approaches made our predictive remarks inaccurate. Last year was the first time since we began to prognosticate low returns that both small- and large-cap performance, regardless of style, ended the year in the low single digits. We suspect that this means that the stock market has returned to more historically typical, if not normal, behavior after a decade of tumult. However, our reasons have nothing to do with the low returns themselves or the anomalous accuracy of our forecast.

Looming Large
When the subject is the perennially unpredictable stock market, we are fully aware of the danger of words such as “typical” or “normal,” terms that are difficult to define with precision in any context. Another danger is that “normal” markets often represent a transitional stage between bull and bear extremes. In addition, the farther out one looks from the 10-year period ended 12/31/05, long-term average annual returns for both small- and large-cap stocks reach into the low-to-mid teens, not the single-digit positive returns of 2005. Having issued these caveats, we think that the market has returned to more historically typical behavior, and the reason has to do with the narrowing of the gap between large- and small-cap results in the past year.
     For the first calendar year since 1998, large-cap stocks, as measured by the S&P 500, outperformed small-cap, as measured by the Russell 2000, but the advantage was slight. The S&P 500 was up 4.9% in 2005 versus 4.6% for the Russell 2000 (and 1.4% for the Tech-heavy Nasdaq Composite). The last time that small-cap enjoyed more than five consecutive years of outperformance was between 1975 and 1983. The recently concluded phase of small-cap

4 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

outperformance followed the period in which the Russell 2000 underperformed the S&P 500 in five out of six years. Perhaps unsurprisingly, small-caps (as measured by the CRSP 6-10) also underperformed the S&P 500 for four of the five years prior to the 1975-1983 reversal.
     Small-cap significantly outpaced large-cap from the 2005 market low on April 28, with the Russell 2000 up 18.1% versus 10.6% for the S&P 500. The Russell 2000 also led in months of positive returns (February, May, June, July, September and November). Equally compelling from our perspective was the stronger performance for large-caps during the negative or flat performance months of January, March, April, August, October and December, a development that we felt revealed nascent large-cap leadership. We have long believed that where investors turn when stock prices are falling is a very telling sign, so large-cap’s advantage during 2005’s downdrafts indicated to us that investors were more confident in larger stocks. We expect that large-cap will continue to lead in the short and possibly intermediate terms, though we see no reason for small-cap investors to fret. Over long-term time periods, we anticipate that small-cap will continue to perform well, though probably without the substantial outperformance spreads that we have seen over the last six years.

Over long-term time periods, we anticipate that small-cap will continue to perform well, though probably without the substantial outperformance spreads that we have seen over the last six years.

Long-Term Values
Another instance of narrowing spreads could be seen within small-cap in the one- and three-year average annual total returns ended 12/31/05 for the Russell 2000 Value and Growth indices. In each period the Russell 2000 Value index beat its growth counterpart, but the results were close. For the one-year period ended 12/31/05, both indices posted low returns: value was up 4.7% versus 4.2% for growth. For the three-year period, the Russell 2000 Value index gained 23.2% versus 20.9% for the Russell 2000 Growth index. However, the longer-term edge fell more dramatically in small-cap value’s favor. The upshot was that small-cap value owned a performance edge over small-cap growth for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 12/31/05, an impressive run of outperformance that was bolstered by the Russell 2000 Value index outflanking the Russell 2000 Growth index in five of the last six calendar years (trailing slightly during 2003’s surging small-cap rally) (see table below). This long-term advantage came primarily from small-cap value’s formidable edge in the current decade to date (+131.9% versus -13.2%), which has seen both up and down markets.

RUSSELL 2000 VALUE VERSUS RUSSELL 2000 GROWTH
Calendar-Year Returns: 2000-2005
	Russell	Russell		Russell	Russell
	2000 Value	2000 Growth		2000 Value	2000 Growth
2000	22.8%	-22.4%	2003	46.0%	48.5%
2001	14.0	-9.2	2004	22.3	14.3
2002	-11.4	-30.3	2005	4.7	4.2
THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS | 5

Our objective when looking at a
company’s earnings picture is to
understand “normalized earnings”
over long-term time periods.
Industries usually move in very
particular, though not always
consistently predictable, business
cycles. By focusing on normalized
earnings, we are trying to filter out
the effects of short-term earnings
surprises, whether they are
negative or positive. Our long-term
investment horizon and thorough
research process peer beyond
the ebb and flow of near-term
events in an attempt to discover
long-term opportunities.

In general, we seek businesses that
have a solid-to-strong earnings
history. A record of profitability is
critical when trying to assess both
the current financial health and the
long-term prospects for a business
that has fallen on hard times. In
fact, it may be one of the more
telling indications that a company’s
woes are likely to be temporary. We
are willing to endure the short-term
difficulties of what we believe is a
high-quality company struggling
with stalled profits, provided that

Continued on Page 8...

LETTER TO OUR SHAREHOLDERS

     Looking back at 2005’s second half and forward to 2006, one might expect growth to continue to lead during updrafts, or at least during up quarters. In fact, we would not be surprised to see small-cap growth assume a leadership role in the coming months, but we suspect that its advantage will be small and its reign relatively short. The Russell 2000 Growth index led the Russell 2000 Value index in the third and fourth quarters of 2005 as well as from the 2005 market low on April 28th, so one could argue that small-cap growth’s leadership phase is already underway. Still, we think that small-cap value is likely to retain its long-term performance edge over small-cap growth, though we do not expect the former to dominate the way that it did over the last six years. We also do not anticipate a return to the late ’90s, when the Russell 2000 Growth index led in most short- and even some long-term periods. As with small- and large-cap stocks, we think that small-cap value and growth should be subject to frequent leadership rotation and low, but positive returns.

This Round to Royce
Energy stocks were the dominant market sector in 2005, across all asset classes and investment styles. Although certain Royce-managed portfolios with relatively low weightings in energy companies turned in solid-to-strong absolute performance in 2005 (such as Royce Discovery and Financial Services Funds), in general those Funds with higher weightings in energy or energy-related companies posted higher returns.We began looking more closely at the industry in 2003, when forecasts of lower oil and gas commodity prices caused the stock prices of many energy companies to fall. While energy was clearly the most dynamic area in 2005, certain portfolios also saw impressive gains in the Industrial and/or Financial sectors, as well as in Technology stocks, some of which enjoyed a resurgence in 2005’s second half. As we first noted in July of last year, 2005 was unlike 2003, a year in which micro-caps dominated, and 2004, a year that saw stronger small-cap results. Both small- and micro-cap oriented portfolios enjoyed success in 2005, and individual gains and losses were more the result of stock (and sector) selection as opposed to capitalization.
     Of the 15 portfolios discussed in this Report, 13 outperformed the Russell 2000 for the one-year period ended 12/31/05. The year’s second half thus saw five Funds make impressive comebacks after generally subpar first-half performances in 2005. Royce Micro-Cap, Premier, Low-Priced Stock, TrustShares and Discovery Funds all managed to pull ahead of the Russell 2000 between July and December. The results were less encouraging for the three-year period ended 12/31/05, in which six of the 11 Funds with more than three years of history bested the benchmark, although all turned in double-digit average annual total returns in that timespan. Looking at the longer-term picture allows for a brighter view: all

6 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

portfolios with five years of history—Pennsylvania Mutual, Royce Micro-Cap, Premier, Low-Priced Stock, Total Return, TrustShares, Opportunity and Special Equity Funds—posted strong absolute and relative results over that period, with each turning in double-digit performances that beat the Russell 2000. The same held true for the six Funds with more than 10 years of history. In addition, of the seven Funds then in existence, all were ahead of the Russell 2000 from the small-cap market peak on 3/9/00 through 12/31/05. While we would love for each of our Funds to outpace the small-cap benchmark in every imaginable performance period, we realize that such a feat is impossible, and are happy to hold a greater advantage over long-term and market cycle performance periods, which we believe offer a sterner test of a portfolio’s merits.

While we would love for each of our Funds to outpace the small-cap benchmark in every imaginable performance period, we realize that such a feat is impossible, and are happy to hold a greater advantage over long-term and market cycle performance periods, which we believe offer a sterner test of a portfolio’s merits.

Lake Wobegone, Not Lake Placid
Although most equity indices enjoyed positive returns in 2005, few made new highs, two exceptions being the Russell 2000 Value index, which made its new high in August, and the Russell 2000 index, which reached a new peak in December. The past few years saw undeniable improvement in overall equity results, yet several major market indices remained substantially shy of the peaks that they established in March 2000: the Russell 2000 Growth index (-33.5%), S&P 500 (-10.4%) and Nasdaq Composite (-56.3%) all failed to surpass their March 2000 highs. Of course, these figures may indicate nothing more than the timeliness of the likely shift in overall market leadership from small- to large-cap, and an analogous change within small-cap from value to growth. It’s also worth pointing out that, despite the relatively paltry returns of 2005, the three-year average annual total returns for both the S&P 500 and Russell 2000 were rather impressive on both an absolute and a relative basis, especially compared to the five-year returns for the periods ended 12/31/05

THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS | 7

LETTER TO OUR SHAREHOLDERS
our estimate of the company’s

long-term prospects is positive.

This is especially true with cyclical

businesses that regularly go through

the ups and downs of their

industry. The “downs” are often

synonymous with earnings trouble.

The company’s actions at such

times are critical: Is management

buying back stock? Does the firm

have sufficient cash reserves to

successfully deal with adversity?

If so, our confidence is bolstered.

If not, we generally look elsewhere.

In addition, few events make

investors more emotional than

earnings trouble. An earnings

disappointment can create a wave

of selling that drives a stock price

down to levels that meet our value

criteria. In many cases over the

years, we have waited patiently

for a particular company’s stock

price to fall so that we could begin

to build a position. Our years of

experience have brought home again

and again the lesson that even the

best businesses have occasional

trouble. When they do, we try to

use other investors’ reactions to

our advantage by purchasing shares

at prices that we find attractive.

(see table below). It occurs to us that the last three years felt remarkably different from the beginning of the current decade, a time in which low or negative large-cap returns were a source of constant frustration for many investors. The picture becomes even more interesting on viewing the 10-year average annual total returns for the S&P 500 and Russell 2000. After the whirlwind of the last 10 years, we’re not sure if investors will find it surprising or predictable that these results for the 10-year period ended 12/31/05 were nearly identical: 9.3% for the Russell 2000 and 9.1% for the S&P 500.

We may look back on 2005 as the year in which everything changed. However, we want to emphasize again that the most significant changes may not be the shifts in leadership to large-cap in general and small-cap growth within our investment universe (though they are certainly important). The critical move from our perspective has been the narrowing of the performance spread between asset classes and styles. We simply do not think it’s likely any time soon that any asset class or investment approach will dominate the way that small-cap value did between 2000 and 2005 or that large-cap did between 1995 and 1999. Low returns,

8 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

however, do not equate to a lack of volatility. The Russell 2000’s positive return in 2005 was not achieved in a straight line, as volatility was quite apparent throughout most of last year. The Russell 2000 posted eight directional high-to-low and/or low-to-high moves of at least 5% in the last 12 months, resulting in two significant declines, each followed by strong rallies.

The critical move from our perspective has been the narrowing of the performance spread between asset classes and styles. We simply do not think it’s likely that any asset class or investment approach will dominate the way that small-cap value did between 2000 and 2005 or that large-cap did between 1995 and 1999.

Navigating the Narrows
With our expectation that leadership rotation between asset categories and styles should be the order of the day and that performance advantages should remain slim, we do not see particularly hard times ahead for small-cap and/or small-cap value. Regardless of what the future brings, it’s important to mention that our approach is not heavily invested in how the rest of the world defines value. In the past five years of terrific small-cap value performance, we continued to scrutinize those areas that were not enjoying the benefits of value’s good fortune, such as Health and Technology. This may seem counterintuitive, even contradictory, but the essence of value investing remains finding what we regard as high-quality companies whose stocks are trading at discounts to our estimate of their worth as businesses. This entails searching in areas that others are ignoring. Markets are always changing, but this aspect of our approach remains the same.
     We appreciate your continued support.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2006

THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS | 9

FUND FOCUS

Cautious Opportunism
The term “value manager” carries a wide range of meanings. Even here at Royce, where our seven portfolio managers all share a common approach, there is a considerable range of practice in terms of managing their respective portfolios. One of the more interesting approaches is that used by Buzz Zaino in Royce Opportunity Fund (ROF). Buzz has been managing small-cap value portfolios for more than 25 years and joined Royce in January 1998 (when he began to manage ROF).
     We often describe Buzz’s style in ROF as opportunistic because it focuses on small- and micro-cap stocks whose prices are depressed. This can be the result of any number of factors, such as an interruption in earnings or recent earnings disappointment, a stall (hopefully temporary) in the business’s growth, a downturn in its industry, declining operating margins, management changes, or a firm whose assets or potential for growth are simply not well understood by the market and are thus undervalued. The company must be, as Buzz often says, “statistically valid for a value portfolio.” This primarily means attractively low price-to-book and price-to-sales ratios. Other factors, such as improving cash flow characteristics or a potential catalyst, often follow, but priority is placed on the price-to-book and price-to-sales metrics as he believes that these in tandem offer the best gauge of a company’s potential ability to rebound. Most successful turnarounds in the portfolio almost always begin with earnings recovery and continue with a climbing stock price.
     Portfolio holdings may lack some of the more pristine qualities of stocks found in some of our more conservatively managed funds, but ROF’s more opportunistic approach assumes more risk in exchange for potentially greater rewards. Yet Buzz remains highly conscious of risk. As a veteran small-cap manager, he understands as perhaps few others do the inherent volatility of small-cap stocks. ROF is purposely more broadly diversified, with the largest positions seldom exceeding more than 1.0% of net assets. Broad diversification stems from his concern with “out-of-left-field” occurrences, such as the loss of either a major customer or patent suit, events that can permanently impair small-cap companies (and their investors).
     The effort to manage risk is also reflected in the methodical way in which Buzz buys and sells securities. Typically, he begins to buy shares of a stock at the first sign of disappointment, as its price begins to slide. The position is built over a period of time, as the market absorbs the bad news or as the difficult times for the business linger. The time period in which he builds a position can last as long as six months—sometimes longer, especially if more disappointments follow the initial one, which is not uncommon. Similarly, once a stock reaches 1.0% of net assets, he begins to reduce his position in an attempt to prevent any single holding from dominating the portfolio.
     So while Buzz is an opportunistic investor, he is also a cautious one. His record reflects the level of expertise and experience with the particular approach that he uses in ROF. We think that Royce Opportunity Fund is an excellent choice for investors seeking a more aggressive approach with a value orientation. ROF may also make a potentially interesting pairing with one of our more conservatively managed portfolios, such as Royce Total Return Fund or Royce Special Equity Fund. But regardless of how one incorporates ROF, we think that its cautiously opportunistic approach to small- and micro-cap investing makes it unique in the small-cap mutual fund marketplace.

ROF VS. RUSSELL 2000: PERFORMANCE AND VOLATILITY COMPARISON

	Average Annual Total Returns as of December 31, 2005				Volatility Scores Since Inception (11/19/96)

	1-Year	3-Year	5-Year	Since Inception (11/19/96)	Beta	Standard Deviation

Royce Opportunity Fund	4.76%	28.63%	15.69%	17.59%	0.90	21.25

Russell 2000	4.55	22.13	8.22	8.93	0.93	20.63

Important Information on Performance
All performance information above reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month end may be obtained at www.RoyceFunds.com. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Fund invests primarily in securities of micro-cap and/or small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Please see pages 2 and 111 for more information on performance and volatility figures, including a description of beta, standard deviation and the Russell 2000.

10 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

ONLINE UPDATE

Visit the New RoyceFunds.com

Here are just a few of our new features:

TheRoyceFunds | online

open an account | home | contact us | help | sitemap | search

Fund Info

Prices & Performance

→ INDIVIDUAL INVESTORS

→ FINANCIAL ADVISORS

OUR FUNDS | NEWS & COMMENTARY | INVEST WITH US | SHAREHOLDER SERVICES | FORMS & LITERATURE | ABOUT US

ACCOUNT ACCESS

- funds overview
- fund status
- open-end funds
- closed-end funds
- fund information
- fund tools

The Royce Funds (800) 221-4268

Improved Navigation

The information you want about *The Royce Funds* is now just a few clicks away.

Royce Quicklinks

- ✔ Royce Quicklinks
- Applications
- Compare Funds
- Contact Us
- Daily Prices & Perf
- Distributions
- eDelivery
- Fund Fact Sheets
- Fund Profiles
- Fund Selection Guide
- Invest Now
- NAV Search
- Prospectuses
- Special Forms

Royce Quicklinks

You'll find Royce Quicklinks on every page, making it a snap to access the information most commonly requested by our users.

Fund Comparisons

Select Two Royce Funds to Compare:

Pennsylvania Mutual Fund | Royce Discovery Fund | Compare Funds

Historical NAV Search

Search NAVs Back to 2000:

Select a Fund | Month | Day | Year

Get NAV

E-Mail to a Friend

Send a Fund Profile or Manager Commentary to a friend or colleague.

E-MAIL TO A FRIEND

PRINTER FRIENDLY PROFILE

Printer-Friendly Pages & Profiles

Access printer-friendly versions of Fund Profiles and Manager Commentaries.

THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS | 11

This Page Intentionally Left Blank
12 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 13

PENNSYLVANIA MUTUAL FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05
Manager’s Discussion
Although its final performance destination was relatively placid, our flagship Pennsylvania Mutual Fund (PMF) made it to restful shores by ably navigating 2005’s often choppy waters. The Fund was up 12.5% in 2005, more than doubling the return of its small-cap benchmark, the Russell 2000, which was up 4.6% for the same period. PMF managed a positive performance in 2005’s generally negative first half before going on to enjoy a more robust second half of the year, gaining 5.8% in the third quarter and 3.7% in the fourth. More important, the Fund’s long-term and market cycle results remained strong on both an absolute and relative basis. From the Russell 2000’s market peak on 3/9/00 through 12/31/05, PMF gained 136.5% versus a gain of 19.7% for the small-cap index. Equally impressive was the Fund’s outperformance of the benchmark from the small-cap market trough on 10/9/02 through 12/31/05, up 119.1% versus 114.2% for the Russell 2000. PMF also outpaced its benchmark for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 12/31/05. The Fund’s 30-year average annual total return for the period ended 12/31/05 was 16.5%, a long-term record that makes us very proud.
     During the summer of 2001 and continuing through early 2004, we began to purchase energy services companies and oil and gas businesses in PMF’s portfolio, primarily because we saw what we thought was good value. Another related reason was our traditionally contrarian habit of looking in areas that the rest of the market is ignoring. By the fall of 2003, many in the energy industry were predicting lower commodity prices, at least in the short term. This led to declines in the stock prices of many energy companies, which in turn led us to build existing positions and to initiate new ones. By the end of 2003, Natural Resources (which includes energy services, oil and gas, and precious metals and mining stocks) was the Fund’s largest sector, as it was on 12/31/05.

July - December 2005*			9.68%

One-Year			12.50

Three-Year			23.80

Five-Year			15.32

10-Year			14.15

20-Year			12.70

25-Year			14.09

30-Year			16.54
*Not annualized.

    It has not been our practice over the years to make sector and/or industry bets; that is, we buy small- and micro-cap companies first and foremost because we deem them to be high-quality businesses with the potential to grow or rebound from what we hope are short-term problems. We are not trying to predict which industries may thrive in the near future. Rather, we believe that the qualities that we see will eventually become attractive to other investors and that businesses run in cycles, however unpredictable. In many instances over the years, we have bought stocks in related areas because

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Year	PMF	Year	PMF	Trican Well Service	$25,555,004

2005	12.5%	1996	12.8%	Ensign Energy Services	18,525,333

2004	20.2	1995	18.7	RPC	16,807,240

2003	40.3	1994	-0.7	St. Mary Land &
				Exploration Company	15,019,346
2002	-9.2	1993	11.3
				IPSCO	14,150,076
2001	18.4	1992	16.2

2000	18.4	1991	31.8

1999	6.0	1990	-11.5
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for PMF reflects Investment Class results. Shares of PMF’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class.

1998	4.2	1989	16.7

1997	25.0	1988	24.6

TOP 10 POSITIONS (% of Net Assets)

Trican Well Service			1.4%

Alliance Capital
Management Holding L.P.			1.4

Unit Corporation			1.3

St. Mary Land & Exploration Company			1.3

Ensign Energy Services			1.3

TETRA Technologies			1.0

eFunds Corporation			1.0

Ethan Allen Interiors			1.0

MAXIMUS			1.0

Cimarex Energy			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			15.0%

Technology			14.9

Consumer Products			12.2

Consumer Services			11.2

Industrial Products			10.8

Health			7.7

Financial Intermediaries			7.6

Financial Services			4.3

Industrial Services			3.4

Miscellaneous			4.8

Cash and Cash Equivalents			8.1

14 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

an industry has fallen out of favor, often because its business cycle was in a depressed phase. It would be wonderful to be able to say that we saw the extraordinary bull market for energy stocks that began in 2004 coming five years ago, but the truth is that we simply saw businesses that we liked trading at equally alluring prices and estimated that sooner or later the industry would come back. And come back it did, to the extent that net gains for the Fund’s Natural Resources holdings more than tripled those of its other equity sectors in 2005.
     Leading the way was Canadian energy services company, Trican Well Service, which manufactures piping and drilling equipment and provides oil well completion, maintenance and repair services. The firm posted record revenues and job activity in 2005’s fiscal third quarter, boosted by strong business in Canada and overseas. Even after trimming our position during May, September and October, it was the Fund’s top holding at December 31. Ensign Energy Services provides contract well drilling and services for the oil and natural gas industry, primarily in western Canada and the Rocky Mountain U.S., though its expanding business in South America contributed to its record third-quarter revenues in fiscal 2005. We sold a small amount of shares in August and September. RPC provides specialized energy services, including pressure pumping, firefighting and well control. The upward pressure on its stock price was mostly steady throughout 2005, a year that also included two stock splits. We began to sell shares in September.
     Within Industrial Products, PMF’s second-best performing sector, Canadian steel producing and fabricating company IPSCO, recreational vehicle and manufactured home component maker Drew Industries, and specialized drilling instrumentation systems supplier Pason Systems all posted solid net gains on a dollar basis, as did TSX Group, a Financial Intermediaries business that runs the Toronto Stock Exchange. On the down side, we continued to build a position in retailer Pier 1 Imports in the hope
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$1,081 million

			Weighted Average P/E Ratio		18.5x

			Weighted Average P/B Ratio		2.4x

			Weighted Average Yield		0.7%

			Fund Net Assets		$2,769 million

			Turnover Rate		26%

		that what we regard as a well-managed business can eventually right itself. We were less confident in the prospects for Medicaid HMO AMERIGROUP Corporation, as it endured a particularly difficult year, though we still held shares at year end. Consumer Products was the only sector with an overall loss for the year.	Number of Holdings		270
GOOD IDEAS AT THE TIME 2005 Net Realized and Unrealized Loss
Pier 1 Imports	$10,805,522		Symbol
			(Investment Class)		PENNX
AMERIGROUP Corporation	9,733,022		(Consultant Class)		RYPCX
			(Financial Intermediary Class)		RYPFX
Nu Skin Enterprises Cl. A	8,654,392
			MORNINGSTAR STATISTICAL MEASURES*
American Woodmark	7,371,923
				PMF	Category Median	Best Quartile Breakpoint
Multimedia Games	6,527,916
			Sharpe Ratio	1.60	1.33	1.48

			Standard Deviation	12.75	14.26	13.10

			Beta	1.17	1.32	1.21
			*Three years ended 12/31/05. Category Median and Best Quartile Breakpoint based on 390 small-cap objective funds (oldest class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 12/31/05

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			PMF	23.8%	12.8	1.86

			Russell 2000	22.1	15.3	1.44
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  15

ROYCE MICRO-CAP FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05
Manager’s Discussion
Two thousand five was not the banner year for micro-cap stocks that 2003 was, but Royce Micro-Cap Fund (RMC) managed to do just fine nonetheless. The Fund was up 11.5% in 2005, comfortably ahead of its small-cap benchmark, the Russell 2000, which was up 4.6% for the same period. After trailing its benchmark and posting a disappointing return of -3.3% in the six-month period ended 6/30/05, RMC came roaring back in the dynamic third-quarter rally, with a gain of 12.1% versus 4.7% for the Russell 2000. The Fund then stayed ahead of the small-cap index in the more challenging fourth quarter (+2.9% versus +1.1%) to wrap up its stellar second half. Of course, we prefer to emphasize long-term and market cycle performance, and in those instances the Fund’s results were equally strong on an absolute and relative basis. For the periods ended 12/31/05, RMC outperformed the Russell 2000 from both the small-cap market peak on 3/9/00 (+115.9% versus +19.7%) and from the small-cap market trough on 10/9/02 (+133.4% +114.2%). The Fund also beat its benchmark for the one-, three-, five-, 10-year and since inception (12/31/91) periods ended 12/31/05. RMC’s average annual total return for the since inception period ended 12/31/05 was 15.6%.
     With the highly notable exception of energy stocks, overall returns for equities were low in 2005. However, this should not be confused with a lack of volatility, as small- and micro-cap stocks were in many cases more than equal to their reputation for explosiveness, both on the up and down sides. The Russell 2000 posted eight high-to-low and/or low-to-high moves of at least 5% during the calendar year, resulting in two significant declines, one of -10.7%, another of -8.6% that were then followed by strong rallies of +20.1% and +8.6%. The year’s volatility can also be seen to some degree in the net gains and losses posted by the Fund’s equity sectors. Although the calendar year was positive, four sectors—Health, Industrial Services, Consumer Products and Technology—showed net losses. None showed higher dollar-based net gains than the Natural Resources sector, which more than tripled those of the Fund’s next best-performing sector, Industrial Products. It should come as no surprise that the latter sector’s top performer, Pason Systems, manufactures

July - December 2005*			15.32%

One-Year			11.50

Three-Year			25.36

Five-Year			16.00

10-Year			14.52

Since Inception (12/31/91)			15.64
*Not annualized.

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Year	RMC	Year	RMC	Total Energy Services Trust	$5,277,634

2005	11.5%	1998	-3.3%	Gammon Lake Resources	5,139,686

2004	15.8	1997	24.7	Tesco Corporation	4,419,375

2003	52.6	1996	15.5	NATCO Group Cl. A	4,287,546

2002	-13.4	1995	19.1	Pason Systems	3,575,186

2001	23.1	1994	3.6

2000	16.7	1993	23.7

1999	13.7	1992	29.4
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RMC reflects Investment Class results. Shares of RMC’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class.

TOP 10 POSITIONS (% of Net Assets)

Tesco Corporation			1.5%

Argonaut Group			1.3

Gammon Lake Resources			1.3

Drew Industries			1.2

Harris Steel Group			1.2

Exponent			1.2

Pason Systems			1.1

Western Silver			1.1

Alamos Gold			1.0

Novamerican Steel			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			21.1%

Technology			17.2

Health			12.8

Industrial Products			12.1

Industrial Services			7.3

Financial Intermediaries			5.7

Consumer Services			4.2

Consumer Products			1.7

Financial Services			0.9

Miscellaneous			4.9

Cash and Cash Equivalents			12.1

16 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

specialized drilling instrumentation systems used primarily in the energy industry. It was a top-ten holding at the end of December.
    After reorganizing itself into an income trust in April, Total Energy Services Trust announced a substantially increased cash distribution in June, and another increased distribution in September, all of which helped to draw investors to what we thought was a well-managed, profitable contract drilling business. We reduced our position in January and September. Gammon Lake Resources is a Canadian mineral and precious metals mining company with operations in Nova Scotia and Mexico. Its promising operations in Mexican gold and silver mines attracted interest in a strong market for gold. We sold shares in August and November at solid net gains, but held enough to make it a top-ten holding at 12/31/05. The Fund’s top holding at the end of the year, Tesco Corporation, provides a number of technologically innovative drilling and other oil well products designed to reduce costs and increase efficiency. The firm has seen some new faces in upper management in the last 18 months and has refocused its overall strategy in what we regarded as a positive way. Investors seemed to like the changes as well. We trimmed our position in late summer. NATCO Group provides wellhead equipment, systems and services for both onshore and offshore oil and gas companies. Its price rose during the second half, prompting us to sell our position between August and October.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$403 million

		Weighted Average P/E Ratio		19.1x*

		Weighted Average P/B Ratio*		2.1x

		Weighted Average Yield		0.4%

		Fund Net Assets		$674 million

		Turnover Rate		31%

    We built positions in two steel businesses whose fundamentals we found attractive during a short-term correction for the industry in 2005. Olympic Steel processes and distributes flat-rolled carbon, stainless steel and tubular steel products, while Harris Steel Group fabricates, processes, and installs steel products. We sold a small amount of biopharmaceutical firm Lexicon Genetics, but our overall confidence remained healthy. Its price declined in the midst of some setbacks, but we saw a solid business with growing revenues and strong prospects. We felt more chilly about the future of CoolBrands International, which manufactures, distributes and franchises a variety of frozen desserts. We took our losses and chose to move on in December.
		Number of Holdings		200
GOOD IDEAS AT THE TIME 2005 Net Realized and Unrealized Loss
Lexicon Genetics	$3,495,565	Symbol
		(Investment Class)		RYOTX
CoolBrands International	2,990,913	(Consultant Class)		RYMCX
		(Financial Intermediary Class)		RMCFX
PXRE Group	2,607,855	*Excludes 29% of portfolio holdings with zero or negative earnings as of 12/31/05.

Multimedia Games	2,480,755	MORNINGSTAR STATISTICAL MEASURES*

Able Laboratories	2,311,163		RMC	Category Median	Best Quartile Breakpoint

		Sharpe Ratio	1.43	1.42	1.55

		Standard Deviation	15.41	16.70	14.64

		Beta	1.35	1.51	1.30

*Three years ended 12/31/05. Category Median and Best Quartile Breakpoint based on 27 micro-cap objective funds (oldest class only) with at least three years of history. (All small-cap objective funds with median market capitalizations less than $500 million.)

		RISK/RETURN COMPARISON Three-Year Period Ended 12/31/05

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RMC	25.4%	15.4	1.65

		Russell 2000	22.1	15.3	1.44
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  17

ROYCE PREMIER FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05
Managers’ Discussion
In 2005, Royce Premier Fund’s (RPR) second half was as dynamic as its first half was pedestrian.The Fund was up 17.1% in 2005, more than three times the gain of its small-cap benchmark, the Russell 2000, which returned 4.6% for the same period. Although RPR outperformed the small-cap index in the first half of 2005, its return for the six-month period was an underwhelming -0.2%. The Fund then participated more than fully in the third-quarter rally with a 10.5% gain (versus 4.7% for the Russell 2000). It also turned in a terrific fourth-quarter performance, when positive returns were a bit harder to come by, up 6.1% compared to 1.1% for the benchmark. Stepping back from the short-term results, we were very pleased with RPR’s market cycle and long-term returns, which were impressive on both an absolute and relative basis. Not only did the Fund beat the Russell 2000 from the small-cap market peak on 3/9/00 through 12/31/05 (+131.6% versus +19.7%), it also outpaced the small-cap index from the market trough on 10/9/02 through 12/31/05 (+133.7% +114.2%). In addition, RPR was ahead of the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/31/91) periods ended 12/31/05. The Fund’s average annual total return for the since inception period ended 12/31/05 was 14.4%.
    Although the Fund’s calendar year results bore the undeniable stamp of the extraordinary performance of energy stocks, strong dollar-based gains came from other areas of the portfolio. The same held true for the three-year period ended 12/31/05, which also saw dominant performance from energy companies, but featured terrific results from several businesses outside the Natural Resources sector as well. Canadian steel producing and fabricating company IPSCO was a top performer for both the one-year and three-year periods ended 12/31/05, in spite of not being purchased in RPR’s portfolio until September 2004, when the steel industry was recovering from a prolonged slump. Our initial attraction was to the firm’s strong balance sheet, history of earnings and high returns on invested capital. It was the Fund’s largest holding at the end of the year. Another top performer for both the one- and three-year periods was TSX Group, the company that owns and manages the Toronto Stock Exchange, North America’s third largest stock exchange. Having first built a position shortly after the company’s initial public offering in April 2003, we were pleased to hold a large stake at year-end 2005 in what we believe has

July - December 2005*			17.30%

One-Year			17.07

Three-Year			25.88

Five-Year			15.06

10-Year			14.67

Since Inception (12/31/91)			14.41
*Not annualized.

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Year	RPR	Year	RPR	Trican Well Service	$118,127,783

2005	17.1%	1998	6.7%	Ensign Energy Services	73,104,842

2004	22.8	1997	18.4	IPSCO	65,416,294

2003	38.7	1996	18.1	Glamis Gold	46,226,820

2002	-7.8	1995	17.8	TSX Group	40,802,966

2001	9.6	1994	3.3

2000	17.1	1993	19.0

1999	11.5	1992	15.8
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RPR reflects Investment Class results. Shares of RPR’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class.

TOP 10 POSITIONS (% of Net Assets)

IPSCO			3.7%

Ensign Energy Services			3.5

Trican Well Service			3.3

Thor Industries			2.9

Lincoln Electric Holdings			2.7

Endo Pharmaceuticals Holdings			2.7

Glamis Gold			2.6

Simpson Manufacturing			2.4

Winnebago Industries			2.4

Unit Corporation			2.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			16.9%

Natural Resources			15.9

Technology			13.6

Consumer Products			11.5

Financial Intermediaries			7.6

Industrial Services			7.3

Health			6.8

Consumer Services			5.1

Financial Services			1.8

Miscellaneous			1.2

Cash and Cash Equivalents			12.3

18 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

been a well-run, innovative company. Most of the net gains for mining company Glamis Gold came from 2005’s resurgent market for gold and other precious metals, which benefited the stocks of many mining firms. Glamis emerged as a top-ten gainer for both the one- and three-year periods ended 12/31/05.
      In January 2003, we first purchased shares of top-ten holding Endo Pharmaceuticals Holdings in the Fund’s portfolio, having already owned shares in other Royce-managed Funds. Our initial attraction was to the company’s balance sheet, high returns on invested capital, cash flows and line of brand-name and generic drugs. Its price has been volatile over the last three years (including a significant decline in early 2005), but our experience through the end of 2005 was highly rewarding. It became even more so following a court decision in June 2005 in which a federal appeals court allowed the firm to sell a generic version of a popular painkiller. Supply-chain management, air freight and transportation business EGL was another strong performer for the one- and three-year periods ended 12/31/05. We have long liked its well-run niche business and solid earnings history. Another company that’s produced steady earnings was the highly recognized brand Polo Ralph Lauren. Its strong brand helped its stock to enjoy net gains both in 2005 and over the last three years.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$1,980 million

		Weighted Average P/E Ratio		18.8x

		Weighted Average P/B Ratio		2.9x

		Weighted Average Yield		0.7%

		Fund Net Assets		$4,084 million

		Turnover Rate		20%

     Canadian energy services company Trican Well Service manufactures piping and drilling equipment and provides oil well completion, maintenance and repair services. The firm posted record revenues and job activity in 2005’s fiscal third quarter, boosted by strong business in Canada and overseas. We reduced our position at rising prices throughout the year, but it was still a top-ten holding at December 31. The Fund’s net losses in the Consumer Services sector during 2005 came mostly from two holdings. Pier 1 Imports earned the dubious distinction of being RPR’s top money-losing stock for both the one- and three-year periods ended 12/31/05. Nonetheless, we added to our position in 2005 based on our belief that this historically well-managed firm can turn its slumping business around. Nu Skin Enterprises distributes premium quality personal care products and nutritional supplements. Slower-than-anticipated growth in its Asian business drove investors away (and its stock price down), which led us to build our position.
		Number of Holdings		60
GOOD IDEAS AT THE TIME 2005 Net Realized and Unrealized Loss
Pier 1 Imports	$36,841,074	Symbol
		(Investment Class)		RYPRX
Nu Skin Enterprises Cl. A	29,386,837	(Consultant Class)		RPRCX
		(Institutional Class)		RPFIX
Cabot Microelectronics	13,861,678	(Financial Intermediary Class)		RPFFX
		(W Class)		RPRWX
Dycom Industries	13,151,690
		MORNINGSTAR STATISTICAL MEASURES*
Winnebago Industries	8,129,523
			RPR	Category Median	Best Quartile Breakpoint

		Sharpe Ratio	1.77	1.33	1.48

		Standard Deviation	12.43	14.26	13.10

		Beta	1.13	1.32	1.21
		*Three years ended 12/31/05. Category Median and Best Quartile Breakpoint based on 395 small-cap objective funds (lowest expense class only) with at least three years of history.

		RISK/RETURN COMPARISON Three-Year Period Ended 12/31/05

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RPR	25.9%	12.4	2.09

		Russell 2000	22.1	15.3	1.44
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  19

ROYCE LOW-PRICED STOCK FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05
Manager’s Discussion
While other Royce-managed portfolios enjoyed higher returns in 2005, few made as striking a comeback during the year’s second half as Royce Low-Priced Stock Fund (RLP). RLP gained 9.7% in 2005, more than double the gain of its small-cap benchmark, the Russell 2000, which was up 4.6% for the same period. After losing less than its benchmark during the difficult first quarter, the Fund could not initially keep pace in the rally that began after the interim small-cap market peak on 4/28/05. Once July was underway, however, performance shifted into high gear. RLP outpaced the Russell 2000 in both the third (+8.1% versus +4.7%) and fourth quarters (+5.7% versus +1.1%), advantages that assured the Fund of a solid calendar-year return on both an absolute and relative basis. We were also pleased with RLP’s long-term and market cycle returns, which included impressive performances in both down and up markets. For the periods ended 12/31/05, the Fund was ahead of the Russell 2000 from the small-cap market peak on 3/9/00 (+121.5% versus +19.7%) and from the small-cap market trough on 10/9/02 (+117.8% versus +114.2%). RLP also outperformed the Russell 2000 for the one-, five-, 10-year and since inception (12/15/93) periods ended 12/31/05. The Fund’s average annual total return since inception was 15.6%.
    During the past several years, the Fund held several Canadian energy services businesses. In 2003, when many observers were calling for lower oil and natural gas prices, we built existing positions and initiated others. While the Canadian businesses were attractive to us for many of the usual reasons—their industry was depressed and their business fundamentals looked very strong to us—they also held a favorable currency exchange rate given the U.S. dollar’s value relative to that of Canada. Energy stocks began to bounce back in 2004, kicking off a rally whose pace did not slacken in 2005. Our thought is that we received a triple benefit from our holdings in this area, as well as from a smaller position in oil and gas stocks: the dynamic up market for the industry, growing recognition of the attractive characteristics of the Fund’s holdings in these industries and the currency exchange benefit. Although we gradually reduced our positions in certain energy services and oil and gas companies during 2005, we still held large stakes in many cases, because we thought that the end of the year represented the middle innings of the energy rally. After a prolonged period of slumping performance dating back to 2003, precious metals and mining

July - December 2005*			14.28%

One-Year			9.66

Three-Year			21.53

Five-Year			13.45

10-Year			16.33

Since Inception (12/15/93)			15.60
*Not annualized.

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Year	RLP	Year	RLP	Ensign Energy Services	$52,329,398

2005	9.7%	1999	29.8%	IPSCO	44,614,240

2004	13.6	1998	2.4	Elan Corporation	38,345,656

2003	44.0	1997	19.5	Glamis Gold	36,884,909

2002	-16.3	1996	22.8	Unit Corporation	30,739,917

2001	25.1	1995	22.5

2000	24.0	1994	3.0
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

TOP 10 POSITIONS (% of Net Assets)

IPSCO			2.0%

eFunds Corporation			1.9

Endo Pharmaceuticals Holdings			1.9

Glamis Gold			1.9

Unit Corporation			1.9

Ensign Energy Services			1.8

Meridian Gold			1.8

Perot Systems Cl. A			1.7

Agnico-Eagle Mines			1.6

Foundry Networks			1.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			19.5%

Technology			17.3

Health			11.3

Industrial Products			10.2

Consumer Services			9.6

Consumer Products			7.8

Industrial Services			5.1

Financial Intermediaries			3.8

Financial Services			2.1

Miscellaneous			4.8

Cash and Cash Equivalents			8.5

20 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

companies came back strong in the second half of 2005. (Along with the aforementioned energy services and oil and gas industries, precious metals and mining companies comprise the Fund’s Natural Resources sector.) Precious metals commodities, most notably gold, enjoyed rising prices, which boosted the stock prices of many mining stocks.
    Top-ten holding Ensign Energy Services, which provides contract well drilling for the oil and natural gas industry, was RLP’s top performer on a dollar basis in 2005 and was also a strong gainer for the three-year period ended 12/31/05. The company’s strong presence in western Canada and the Rocky Mountain U.S. and its growing operations in South America helped draw attention to its stock. Unit Corporation was a firm whose two successful businesses of land contract drilling and exploration for oil and natural gas confounded industry analysts who were used to examining companies that engaged in one or the other activity. We liked its conservative management and ability to thrive in both areas, so we began to build a position in 2002. Its price rose steadily in 2005, leading us to sell some shares. Climbing stock prices also led us to reduce our positions in two mining companies, Glamis Gold and Meridian Gold, and trim our stake in a third, Agnico-Eagle Mines.
    Outside of Natural Resources, Canadian steel producing and fabricating company IPSCO, the Fund’s largest holding at year end, posted significant gains for both the one- and three-year periods ended 12/31/05. When we first bought shares in June 2004 we were drawn to its pristine balance sheet, earnings history and high returns on capital. Slumping steel prices made its stock price even more alluring. With the rebound in steel prices, the stock
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$955 million

		Weighted Average P/E Ratio		20.5x*

		Weighted Average P/B Ratio		2.3x

		Weighted Average Yield		0.5%

		Fund Net Assets		$3,909 million

		Turnover Rate		21%

soared in 2005, prompting us to take some gains later in the year. We also sold shares of multinational pharmaceutical firm Elan Corporation at strong net gains after reinitiating a position in March 2005. We continued to build our stake in the Fund’s two biggest money losers for 2005, nutritional products distributor Nu Skin Enterprises and retailer Pier 1 Imports, due to our belief that each was capable of reversing recent difficulties. On the sector level, Consumer Products, Consumer Services and Industrial Services posted net losses in 2005, though each sector’s dollar-based net losses were less than the corresponding gain of the Fund’s fifth-best performing position, Unit Corporation.
		Number of Holdings		197
GOOD IDEAS AT THE TIME 2005 Net Realized and Unrealized Loss
Nu Skin Enterprises Cl A	$24,481,023	Symbol
		(Investment Class)		RYLPX
Pier 1 Imports	24,310,911	*Excludes 20% of portfolio holdings with zero or negative earnings as of 12/31/05.

Hecla Mining Company	21,696,295	MORNINGSTAR STATISTICAL MEASURES*

QLT	19,342,817		RLP	Category Median	Best Quartile Breakpoint

CoolBrands International	18,091,897	Sharpe Ratio	1.24	1.33	1.48

		Standard Deviation	15.18	14.26	13.10

		Beta	1.38	1.32	1.21
		*Three years ended 12/31/05. Category Median and Best Quartile Breakpoint based on 390 small-cap objective funds (oldest class only) with at least three years of history.

		RISK/RETURN COMPARISON Three-Year Period Ended 12/31/05

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RLP	21.5%	15.2	1.41

		Russell 2000	22.1	15.3	1.44
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  21

ROYCE TOTAL RETURN FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05

Manager’s Discussion
Our belief in the evergreen, all-weather appeal of dividend-paying companies was validated by the solid performance of Royce Total Return Fund (RTR) during 2005 on both an absolute and relative basis. The Fund was up 8.2% for the calendar year, compared to a gain of 4.6% for its small-cap benchmark, the Russell 2000 during the same period. RTR’s performance was in large part achieved by a strong down market performance earlier in the year. The Fund went on to perform respectably during the more bullish period that followed the interim small-cap market trough on 4/28/05. Although its gain from 4/28/05 through 12/31/05 lagged that of the Russell 2000 (+15.0% versus +18.0%), its advantage during the earlier downdraft allowed the Fund to stay ahead of the small-cap index during 2005. The pattern of outperformance during downdrafts and competitive results during up-market periods has been mostly characteristic of the Fund since its inception, a fact demonstrated by its recent market cycle returns. For the periods ended 12/31/05, RTR held a significant advantage over the Russell 2000 from the small-cap market peak on 3/9/00 (+129.7% versus +19.7%), while posting a solid absolute return from the small-cap market trough on 10/9/02 (+88.3% versus +114.2%). The Fund outperformed the Russell 2000 for the one, five-, 10-year and since inception (12/15/93) periods ended 12/31/05. RTR’s average annual total return since inception was 14.1%.
    Since the second half of 2004, energy stocks have dominated performance both within small-cap and in the stock market as a whole. Although the Fund’s exposure to energy stocks was not high (at least compared to larger sectors such as Industrial Products and Financial Intermediaries), it had a slightly greater exposure to energy services and oil and gas companies during 2005 than did the Russell 2000, which clearly helped calendar-year relative and absolute results. This was not done by design, since we had no idea that energy stocks would enjoy such explosive performance. In fact, with every industry that we buy in groups, it has far more to do with seeing value in an area that has come on hard times, for whatever reason. We scrutinize several companies in a particular industry whose stock prices are depressed and choose those we think have the best fundamentals and chance to thrive once the difficulties have passed. This was essentially how we picked RTR’s holdings in the high-octane energy services and oil and gas industries that posted such impressive gains in 2005. Most were steady dividend payers as well.

July - December 2005*			6.66%

One-Year			8.23

Three-Year			18.24

Five-Year			13.30

10-Year			13.92

Since Inception (12/15/93)			14.12
*Not annualized.

CALENDAR YEAR TOTAL RETURNS				GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Year	RTR	Year	RTR	Alliance Capital Management Holding L.P.	$19,891,375

2005	8.2%	1999	1.6%	TSX Group	18,670,500

2004	17.5	1998	4.8	Dress Barn (The)	18,592,823

2003	30.0	1997	23.7	Helmerich & Payne	14,862,416

2002	-1.6	1996	25.5	Chesapeake Energy	14,008,685

2001	14.8	1995	26.9

2000	19.4	1994	5.1

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class.

TOP 10 POSITIONS (% of Net Assets)

Canadian Government Bonds			1.9%

Alliance Capital Management Holding L.P.			1.6

TSX Group			0.7

Federated Investors Cl. B			0.7

Nuveen Investments Cl. A			0.7

Vornado Realty Trust			0.7

CLARCOR			0.6

Brady Corporation Cl. A			0.6

T. Rowe Price Group			0.5

Helmerich & Payne			0.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			16.7%

Financial Intermediaries			15.9

Industrial Services			9.2

Financial Services			8.0

Natural Resources			7.9

Consumer Services			6.8

Consumer Products			5.6

Technology			5.5

Health			4.4

Utilities			1.8

Miscellaneous			3.9

Bonds and Preferred Stocks			3.3

Cash and Cash Equivalents			11.0

22 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

    The price of Chesapeake Energy nearly doubled between its low in January and its high in October, a period in which we reduced our stake. We were drawn to its solid business and steady earnings when we initially built a position in the summer of 2003. It was a top performer in both the one- and three-year periods ended 12/31/05. Solid gains for both periods also came from contract oil and gas well driller Helmerich & Payne, a company that we have owned in the Fund’s portfolio since 1998, when its conservative capitalization drew our attention. We built our stake during 2003 and the first half of 2004. Its price accelerated through the year, leading us to trim our position in August and September. Lufkin Industries was one more energy business that posted solid gains over the last 12-month and three-year period. We reinitiated a position in this manufacturer of oil field pumping units, power transmission products, foundry castings and highway trailers based on its low debt and solid earnings history. Its price climbed in 2005, especially in the year’s second half. We took gains periodically throughout the year.
     Outside of Natural Resources, the Fund enjoyed success for the one- and three-year periods ended 12/31/05 with two financial companies. Alliance Capital Management Holding is an asset management firm that we have owned periodically in RTR’s portfolio as far back as 1994. Its price dipped following an announcement in April 2005 that profits would be lower than anticipated due to lower fees, investment losses and increased legal costs. The stock rebounded in the fourth quarter on news of a 45% increase in profits based mostly on the firm’s success with institutional clients’ investments in value portfolios. We added to our position through August and were content to hold a good-sized stake at the end of the year. The price of TSX Group, the company that owns and runs the Toronto Stock Exchange, also appreciated nicely, probably owing to the firm’s growing earnings and lower costs. We sold some shares in November.
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$1,631 million

			Weighted Average P/E Ratio		17.2x

			Weighted Average P/B Ratio		2.2x

			Weighted Average Yield		2.0%

			Fund Net Assets		$5,539 million

			Turnover Rate		24%

		The Consumer Products sector as a whole posted net losses that were slightly lower than the dollar gains of the Fund’s top performer in 2005, Alliance Capital Management Holding. As for other negative performances, we built our position in retailer Pier 1 Imports as its price fell based on our belief that the firm could turn itself around. We also increased our stake in healthcare products distributor Invacare Corporation. The firm’s efforts at restructuring have hurt earnings, which remain solid but lower than what other investors seemed to expect.	Number of Holdings		500
GOOD IDEAS AT THE TIME 2005 Net Realized and Unrealized Loss
Pier 1 Imports	$12,882,056		Symbol
			(Investment Class)		RYTRX
Invacare Corporation	8,285,244		(Consultant Class)		RYTCX
			(Institutional Class)		RTRIX
Russ Berrie & Company	7,307,969		(Financial Intermediary Class)		RYTFX
			(W Class)		RTRWX
Hooper Holmes	6,655,851
			MORNINGSTAR STATISTICAL MEASURES*
Diebold	6,000,910
				RTR	Category Median	Best Quartile Breakpoint

			Sharpe Ratio	1.51	1.33	1.66

			Standard Deviation	10.22	14.26	11.99

			Beta	1.02	1.32	1.09
			*Three years ended 12/31/05. Category Median and Best Decile Breakpoint based on 390 small-cap objective funds (oldest class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 12/31/05

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RTR	18.2%	10.2	1.78

			Russell 2000	22.1	15.3	1.44
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  23

ROYCE TRUSTSHARES FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05
Manager’s Discussion

After a particularly disappointing first half, Royce TrustShares Fund (RTS) mounted an impressive comeback in 2005’s second half, leading to a solid year from a performance standpoint. RTS was up 8.7% in 2005, ahead of its smallcap benchmark, the Russell 2000, which was up 4.6% for the same period. Although its participation in the rally that began with the interim small-cap market trough on 4/28/05 was limited at first, the Fund made up for any lost ground with terrific third- and fourth-quarter performances. RTS gained 8.6% in the third quarter, compared to 4.7% for the Russell 2000. The rally slowed down for many stocks during the fourth quarter, but the Fund still posted a 5.4% gain, compared to 1.1% for its small-cap benchmark. RTS’s market cycle and long-term results were also strong on both an absolute and relative basis. For the periods ended 12/31/05, the Fund held a performance edge over the Russell 2000 from both the small-cap market peak on 3/9/00 (+85.3% versus +19.7%) and from the small-cap market trough on 10/9/02 (+116.3% versus +114.2%), instances of long-term outperformance during both down and up market cycles. RTS also beat its benchmark for the five-year, 10-year and since inception (12/27/95) periods ended 12/31/05. The Fund’s average annual total return since inception was 18.1%.
     Two of the Fund’s sectors as a whole posted net losses in 2005, Technology (its largest) and Natural Resources. RTS’s exposure to energy companies, which dominated stock market performance, was relatively low, and our stock selection in the sector proved less than astute, to say the least, judging by results for the 12-month period. One of the Fund’s most significant losers on a dollar basis was Willbros Group, a private contractor that provides construction, engineering and specialty services primarily to the oil and gas industry. Our history with the stock in RTS’s portfolio dates back to 1998, when its dominant status in its industry attracted us. We reinitiated a position in 2004, when the stock prices of many energy companies still appeared attractive, and the company’s business was growing. Unfortunately, the results of an internal investigation (itself the result of a previous shake-up in upper management) led the company to restate earnings for 2002, 2003, 2004 and the first two fiscal

July - December 2005*	14.47%

One-Year	8.74

One-Year (Net)[1]	6.57

Three-Year	21.81

Five-Year	12.04

10-Year	18.12

Since Inception (12/27/95)	18.10
* Not annualized.
[1] One-year results are adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Year	RTS	Alliance Capital Management Holding L.P.	$675,072

2005	8.7%	Morningstar	549,895

2004	20.4	Elan Corporation	402,743

2003	38.1	On Assignment	386,375

2002	-18.9	Atlas Air Worldwide Holdings	363,044

2001	20.5

2000	11.7

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RTS reflects Investment Class results. Shares of the RTS’s Consultant Class bear an annual distribution expense that is higher than that of the Investment Class.

1999	41.8

1998	19.5

1997	26.0

1996	25.6

TOP 10 POSITIONS (% of Net Assets)

Alliance Capital Management Holding L.P.	5.1%

Ritchie Bros. Auctioneers	2.1

Rofin-Sinar Technologies	2.0

Brown & Brown	2.0

Lincoln Electric Holdings	1.9

Nuveen Investments Cl. A	1.8

Morningstar	1.6

Federated Investors Cl. B	1.5

Universal Compression Holdings	1.5

Universal Truckload Services	1.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	24.1%

Financial Services	15.9

Industrial Products	15.3

Industrial Services	9.2

Natural Resources	6.5

Health	6.0

Consumer Products	2.9

Consumer Services	1.5

Financial Intermediaries	1.3

Miscellaneous	5.0

Cash and Cash Equivalents	12.3

24 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

quarters of 2005. We took our losses and moved on in May 2005. However, by November the company seemed to have put a good deal of its difficulties behind it, and its business was still growing rapidly, owing to the good times for the energy industry in general. These factors led us to begin building a small position in November and December. We sold our position in Aceto Corporation during October, mostly because its turnaround was taking longer than we had anticipated.

    Alliance Capital Management Holding was the Fund’s number one position at the end of 2005, its top performer for the one-year period ended 12/31/05 and a significant gainer for the three-year period ended 12/31/05. Its strong results also helped the Financial Services sector to post the greatest dollar-based gains in the Fund’s portfolio for 2005. Although it’s a relatively newer position in RTS (first purchased in 2002), we have been familiar with the company for many years. Its core business of asset management is one that we know well. During 2005, the stock rebounded in the fourth quarter on news of a 45% increase in profits based mostly on the firm’s success with institutional clients’ investments in value portfolios. Morningstar provides investment information and services, many used by Royce. Its stock price moved higher in August on the news of a seven-fold increase in earnings in 2005’s fiscal second quarter over the same period in 2004. We trimmed our position in November.

     We also enjoyed success for a second time with Elan Corporation, a multinational pharmaceutical business. The firm encountered difficulties with a multiple sclerosis treatment drug that it produces with another firm, Biogen. Prospects for the drug’s eventual use began to improve during the fall and winter, especially in the aftermath of an
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$872 million

			Weighted Average P/E Ratio		19.8x*

			Weighted Average P/B Ratio		2.5x

			Weighted Average Yield		0.8%

			Fund Net Assets		$61 million

			Turnover Rate		142%

		announcement in December that an FDA advisory panel would review the drug in March 2006. Beginning in August, we began to reduce our position in On Assignment, a healthcare staffing and services company. Improvements in revenues and earnings seemed to draw investors to this conservatively capitalized business.	Number of Holdings		124
GOOD IDEAS AT THE TIME 2005 Net Realized and Unrealized Loss
Aceto Corporation	$503,199		Symbol
			(Investment Class)		RGFAX
Willbros Group	439,079		(Consultant Class)		RYGCX

Par Pharmaceutical Companies	389,917		*Excludes 16% of portfolio holdings with zero or negative earnings as of 12/31/05

Yak Communications	293,729
			MORNINGSTAR STATISTICAL MEASURES*
Insituform Technologies Cl. A	275,032
				RTS	Category Median	Best Quartile Breakpoint

			Sharpe Ratio	1.38	1.33	1.48

			Standard Deviation	13.64	14.26	13.10

			Beta	1.30	1.32	1.21
			*Three years ended 12/31/05. Category Median and Best Quartile Breakpoint based on 390 small-cap objective funds (oldest class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 12/31/05

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RTS	21.8%	13.6	1.60

			Russell 2000	22.1	15.3	1.44
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  25

ROYCE OPPORTUNITY FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05
Managers’ Discussion
After a difficult start in 2005’s first half, Royce Opportunity Fund (ROF) did its best to turn things around in the more bullish second half of the year. ROF finished 2005 just barely ahead of its small-cap benchmark, the Russell 2000, with a gain of 4.8% versus 4.6% for the small-cap index. However narrow the Fund’s calendar year advantage, we were pleased that ROF was able to bounce back after underperforming the Russell 2000 between January and June of 2005. In the initial stage of the rally that began after the interim small-cap market trough on 4/28/05, ROF lagged a bit, but picked up steam in the third quarter, a period in which the Fund was up 6.1% versus a gain of 4.7% for the Russell 2000. The Fund was also better able to maintain solid performance in the less vigorous environment of the fourth quarter, when it gained 2.1% compared to the Russell 2000’s 1.1% return. The Fund’s market cycle and other long-term results were even more impressive. For the periods ended 12/31/05, ROF substantially outperformed the Russell 2000 from both the small-cap market peak on 3/9/00 (+111.1% versus +19.7%) and from the small-cap market trough on 10/9/02 (+164.8% versus +114.2%). The Fund also outpaced its benchmark for the one-, three-, five-year and since inception (11/19/96) periods ended 12/31/05. ROF’s average annual total return since inception was 17.6%.
    Maintaining strong results over short- and long-term periods on both an absolute and relative basis was not the only cause for satisfaction during the year. We were also able to initiate and build several positions in 2005 that met

July - December 2005*	8.34%

One-Year	4.76

Three-Year	28.63

Five-Year	15.69

Since Inception (11/19/96)	17.59

*Not annualized.

our requirement that holdings be statistically valid for a value portfolio, specifically that the companies have lower price-to-book and price-to-sales ratios than the Russell 2000. In addition, by reducing or selling other, profitable positions at sizeable net gains, the portfolio as a whole became, in our view, “cheaper,” especially compared to the small-cap index. During a year in which small-cap stocks again enjoyed positive performance, it’s perhaps unsurprising that most of the purchase opportunities we found were on a stock-by-stock basis and were not clustered in industry groups as we have sometimes seen in the past. In any case, we believed that at the end of the year the portfolio was appropriately positioned for the long term.
    We typically avoid commodity-based stocks in the portfolio, which explains the Fund’s low exposure to energy companies. Comprising only a small portion of the Fund’s net assets, these companies did not have the same dramatic impact on ROF’s results that they did in other

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Year	ROF	Titanium Metals	$19,635,081

2005	4.8%	Atlas Air Worldwide Holdings	8,861,617

2004	17.5	Lamson & Sessions Company	8,860,105

2003	72.9	TODCO Cl. A	7,461,316

2002	-17.0	Aleris International	7,177,363

2001	17.3

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for ROF reflects Investment Class results. Shares of ROF’s Financial Intermediary Class bear an annual distribution expense that is not borne by the Investment Class.

2000	19.9

1999	32.3

1998	4.9

1997	20.8

TOP 10 POSITIONS (% of Net Assets)

Hexcel Corporation	0.9%

Atlas Air Worldwide Holdings	0.8

Century Aluminum	0.8

Avid Technology	0.8

Oregon Steel Mills	0.8

McGrath RentCorp	0.8

Park Electrochemical	0.8

Gerber Scientific	0.7

Vishay Intertechnology	0.7

Aleris International	0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	36.9%

Industrial Products	28.7

Industrial Services	7.3

Consumer Services	6.0

Consumer Products	3.7

Health	3.2

Financial Intermediaries	2.9

Natural Resources	2.9

Financial Services	0.7

Miscellaneous	2.7

Cash and Cash Equivalents	5.0

26 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

Royce-managed portfolios or in the stock market as a whole. In fact, a significant amount of the net gain posted by the portfolio’s Natural Resources sector–home to the energy services, oil and gas, and precious metals and mining industries–came not from energy-related holdings but from the Fund’s top gainer for both the one- and three-year periods ended 12/31/05, Titanium Metals. The stock price of this supplier of titanium metal products for the aerospace and other industries increased more than sixfold from its low in January 2005 to its high in early December, soaring mostly due to a vigorous airplane manufacturing market that at year end showed no signs of imminent grounding. We reduced our position at steadily increasing prices throughout 2005.

     Another holding that did well over the last one- and three-year periods was Atlas Air Worldwide Holdings, the parent company of Atlas Air and Polar Air Cargo. Atlas provides aircraft, crew and maintenance to major airlines throughout the world, while Polar runs a global scheduled-service network. We began to build a position in the summer of 2004, when the company was emerging from bankruptcy. Most industry analysts showed no interest, but we were intrigued by its reorganization plan, valued its fleet of Boeing aircraft and saw potential in its status as one of three carriers permitted to move cargo in and out of China. We reduced our stake as its price rose during 2005. Higher stock prices also led us to sell the bulk of our position in Lamson & Sessions Company, which makes plastic piping, plastic encapsulated wire and other plastic-based products. Our initial attraction was to its management and product line. The company’s efforts at improving productivity came to be reflected in its stock price. The Fund’s largest sector, Technology, posted net losses for the year, although we saw what we thought was good value in companies such as Network Equipment Technologies, a provider of multiservice wide-area-networks (WAN) for the government and private industry. It holds large cash reserves, which helps maintain our patience
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$479 million

			Weighted Average P/E Ratio		18.7x*

			Weighted Average P/B Ratio		1.6x

			Weighted Average Yield		0.5%

			Fund Net Assets		$1,858 million

			Turnover Rate		42%

		as the company awaits the go-ahead and payment from the government on various contracts. The Health, Consumer Products and Financial Intermediaries sectors also showed net losses in 2005. We began to sell our position in digital power products maker Magnetek, a holding in the otherwise profitable Industrial Products sector, shortly after it lost a patent-based arbitration case in May.	Number of Holdings		293
GOOD IDEAS AT THE TIME 2005 Net Realized and Unrealized Loss
Magnetek	$6,792,519		Symbol
			(Investment Class)		RYPNX
Network Equipment Technologies	6,495,518		(Institutional Class)		ROFIX
			(Financial Intermediary Class)		RYOFX
Graphic Packaging	5,948,944		*Excludes 29% of portfolio holdings with zero or negative earnings as of 12/31/05.

OM Group	5,815,707
			MORNINGSTAR STATISTICAL MEASURES*
Borland Software	5,508,992
				ROF	Category Median	Best Quartile Breakpoint

			Sharpe Ratio	1.37	1.33	1.48

			Standard Deviation	18.27	14.26	13.10

			Beta	1.69	1.32	1.21
			*Three years ended 12/31/05. Category Median and Best Quartile Breakpoint based on 390 small-cap objective funds (oldest class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 12/31/05

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			ROF	28.6%	18.3	1.56

			Russell 2000	22.1	15.3	1.44
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  27

ROYCE SPECIAL EQUITY FUND†

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05
Managers’ Discussion
Although small-cap value has done well over the last five years, the past two have not been nearly as good to many of the small- and micro-cap holdings that make up Royce Special Equity Fund (RSE). The Fund was down 1.0% in 2005, behind its small-cap benchmark, the Russell 2000, which was up 4.6% during the same period. The first half was difficult for many of RSE’s stocks, so its performance was disappointing, but not entirely surprising. During the third quarter, which extended the rally that began following the interim small-cap trough on 4/28/05, the Fund posted a negative result, down 2.3%, at a time when many stocks–certainly many small and micro-cap stocks–continued to shake off the ill-effects of the downturn earlier in the year. RSE bounced back during the less bullish fourth quarter. Its 3.7% return outpaced the Russell 2000’s gain of 1.1%, but it was not enough to put its calendar-year results ahead of the benchmark. The Fund’s longer-term returns paint a brighter picture. For the period ended 12/31/05, RSE remained substantially ahead of the small-cap index from the small-cap market peak on 3/9/00, up 150.0% versus 19.7%. This was a remarkable showing given the Fund’s not unexpected relative underperformance from the small-cap market trough on 10/9/02 through 12/31/05, up 60.2% versus 114.2% for the Russell 2000. The Fund also outperformed the Russell 2000 for the five-year and since inception (5/1/98) periods ended 12/31/05. RSE’s average annual total return since inception was 10.3%.
    Occasionally being out of step with the Russell 2000’s short-term performance is the price we gladly pay in seeking superior long-term results–one cannot beat an index over long-term periods by mimicking it. We trust that RSE’s attractive long-term results explain this adequately. Its portfolio has been somewhat concentrated, with

July - December 2005*	1.34%

One-Year	-0.99

Three-Year	12.91

Five-Year	16.77

Since Inception (5/1/98)	10.32
*Not annualized.

relatively low turnover, both of which can result in longer-than-ideal stretches of short-term underperformance versus the Fund’s benchmark. As has been the case in the past, RSE’s risk-conscious, absolute return bias shone during most of the more difficult periods during 2005, when we like to think that investors were more discerning. In strong market periods, we lagged. These factors were exacerbated in 2005 by the narrowness of a market in which more than half of the Russell 2000’s calendar-year gain came from

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Year	RSE	Claire’s Stores	$5,498,530

2005	-1.0%	Neiman Marcus Group Cl. A (The)	5,354,063

2004	13.9	Rofin-Sinar Technologies	5,052,359

2003	27.6	Lubrizol Corporation	4,605,192

2002	15.3	Cascade Corporation	4,605,118

2001	30.8

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

† All performance and risk information for RSE reflects Investment Class results. Shares of RSE’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class.

2000	16.3

1999	-9.6

TOP 10 POSITIONS (% of Net Assets)

Bio-Rad Laboratories Cl. A	4.1%

Claire’s Stores	3.7

Banta Corporation	3.7

Lancaster Colony	3.5

National Presto Industries	3.4

Schulman (A.)	3.1

Lubrizol Corporation	3.0

Rofin-Sinar Technologies	2.9

Bandag Cl. A	2.8

Borders Group	2.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	29.7%

Consumer Products	20.6

Consumer Services	16.6

Industrial Services	15.9

Health	8.0

Financial Services	2.2

Technology	0.6

Miscellaneous	1.5

Cash and Cash Equivalents	4.9

28 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

energy and utilities companies, neither of which we owned in the portfolio. Thus, it was no coincidence, in our view, that the fourth quarter was the Fund’s best of the year on an absolute basis. In the later months of 2005, we believe that investors shifted attention to securities either in which they had greater confidence or that struck them as offering good value. This manifested itself in the market’s focus on the biggest of the big-cap names, the mega-caps. Investors have also been buying what we believe to be higher-quality small-cap names, including some of those in our portfolio. Our hope is that the tide has begun to turn to a climate in which higher-quality companies, regardless of asset class, will again be rewarded.

     Calendar-year performance was hurt by losses in the Industrial Products, Industrial Services and Consumer Products sectors, with the latter two posting the most significant dollar-based losses. We sold more than half of our position in kitchen cabinet and bathroom vanity maker American Woodmark, which did the most to drag down the performance of the Consumer Products sector. Its price showed signs of improvement in the summer (when we first began to sell) before slipping again later in the year. The share price of tobacco paper producer and supplier Schweitzer-Mauduit International tumbled in July shortly after it announced weakened earnings for its fiscal second quarter. We sold off our position between July and October.

     Gains were spread throughout the portfolio. Although Industrial Products showed a net loss for the year, the sector was home to a large number of positive performers, such as Rofin-Sinar Technologies, Lubrizol Corporation and Cascade Corporation. Within the Consumer Services sector, retail stores delivered strong net gains, led by Claire’s Stores and The Neiman Marcus Group.
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization		$710 million

			Weighted Average P/E Ratio		15.5x

			Weighted Average P/B Ratio		2.0x

			Weighted Average Yield		1.3%

			Fund Net Assets		$703 million

			Turnover Rate		22%

		Since the Fund’s inception, we have sought to invest in inexpensive, high-quality companies with conservative accounting. It would not surprise us to see many portfolio holdings undergo transactional activity (such as mergers or acquisitions) or simply to catch investors’ attention due to what we see as their attractively low valuations. In addition, accounting-sensitive topics could cause investors to seek the kind of conservative-minded companies we strive to include in the portfolio.	Number of Holdings		61
GOOD IDEAS AT THE TIME 2005 Net Realized and Unrealized Loss
American Woodmark	$10,602,539		Symbol
			(Investment Class)		RYSEX
Schweitzer-Mauduit International	8,237,565		(Consultant Class)		RSQCX
			(Institutional Class)		RSEIX
Bandag Cl. A	6,185,115		(Financial Intermediary Class)		RSEFX

Lawson Products	5,979,239
			MORNINGSTAR STATISTICAL MEASURES*
Sanderson Farms	5,448,752
				RSE	Category Median	Best Decile Breakpoint

			Sharpe Ratio	1.00	1.33	1.66

			Standard Deviation	10.90	14.26	11.99

			Beta	0.97	1.32	1.09
			*Three years ended 12/31/05. Category Median and Best Decile Breakpoint based on 390 small-cap objective funds (oldest class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 12/31/05

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RSE	12.9%	10.9	1.18

			Russell 2000	22.1	15.3	1.44
			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  29

ROYCE VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05
Managers’ Discussion
In its relatively brief four-and-a-half years of existence, Royce Value Fund (RVV) has earned a reputation as one of the better-performing portfolios in our stable, a reputation last year’s performance only enhanced. RVV was up 17.2% in 2005, a gain that more than tripled the return of the Fund’s small-cap benchmark, the Russell 2000, which was up 4.6% for the same period. After a solid showing in an otherwise dismal first half, in which RVV gained 2.0%, the Fund enjoyed a terrific second half. In fact, during the market rally that began with the interim small-cap market peak on 4/28/05 through 12/31/05, the Fund was up 24.8% versus a return of 18.0% for its small-cap benchmark, a strong, though short-term, showing for a value portfolio in an up market. Equally striking was the Fund’s absolute and relative performance from the small-cap market trough on 10/9/02 through 12/31/05, a longer-term bullish period in which RVV gained 206.7%, considerably outpacing the Russell 2000’s return of 114.2%. The Fund was also ahead of the small-cap index for the one-year, three-year and since inception (6/14/01) periods ended 12/31/05. RVV’s average annual total return since inception was 18.4%.

July - December 2005*	14.90%

One-Year	17.23

Three-Year	33.31

Since Inception (6/14/01)	18.44
*Not annualized.

    Of the Fund’s nine equity sectors, only Consumer Services posted a net loss in 2005, and the bulk of that poor performance came from two positions. Nu Skin Enterprises is a global distributor of personal care products and nutritional supplements in which we increased our stake during 2005. While many investors seemed to decide that its recent earnings inconsistency and slower-than-expected growth were good reasons to stay away, we maintained our view that the company was well-managed, in spite of recent troubles. We also added to our position in retailer Pier 1 Imports based on our confidence in the firm’s ability to eventually right itself.

    Holdings in the Natural Resources sector made the largest positive contribution to performance, with dollar-based net gains that came just shy of tripling those of the Fund’s next best-performing sector, Industrial Products. In 2003, many in the energy

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Year	RVV	Trican Well Service	$1,802,349

2005	17.2%	Elan Corporation	1,148,929

2004	30.9	Ensign Energy Services	1,135,155

2003	54.3	IPSCO	1,064,141

2002	-23.5	St. Mary Land & Exploration Company	808,552

TOP 10 POSITIONS (% of Net Assets)
industry were calling for lower oil and natural gas commodity prices. When stock prices of energy-based companies were slackening, we were looking for what we thought were attractive values throughout the industry. We found several companies that fit our selection criteria in Canada. The Fund’s top performer in 2005 (and a top gainer for the three-year period ended 12/31/05 as well) was Trican Well Service, whose businesses include piping and oil drilling equipment and oil well completion, maintenance and repair services. Our initial

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

Tektronix	2.6%

Foundry Networks	2.6

Arkansas Best	2.5

Winnebago Industries	2.5

St. Mary Land & Exploration Company	2.4

Nu Skin Enterprises Cl. A	2.2

IPSCO	2.2

Thor Industries	1.9

Ethan Allen Interiors	1.8

Agnico-Eagle Mines	1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources	17.6%

Consumer Products	16.3

Technology	12.8

Industrial Products	12.4

Consumer Services	11.9

Financial Intermediaries	4.4

Financial Services	4.2

Health	3.7

Industrial Services	3.7

Miscellaneous	2.4

Cash and Cash Equivalents	10.6

30 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

attraction to the firm, which we purchased in RVV’s portfolio after owning it in other Royce-managed Funds, was based on its low debt, high returns on capital, attractive operating margins and experienced management. Its business, both in Canada and overseas, has grown steadily, and the company announced record revenues for its fiscal third quarter ended 9/30/05. We trimmed our position in September, October and December, but held a large enough stake for it to be the Fund’s twelfth largest holding at the end of the year.
      Ensign Energy Services also posted record revenues for the quarter ended 9/30/05. Canada’s second largest land-based drilling contractor and third largest well servicing contractor, the company saw its South American operations grow, its expanded rig fleet put to work and its North American oilfield services in high demand during 2005. Its soaring stock price led us to take some gains in December, but the firm was still a top-20 holding at the end of 2005. We resisted any urge to sell shares of oil and natural gas business St. Mary Land & Exploration Company, in spite of its gushing stock price during the year. Its low debt and steady earnings made it a “keeper” in an industry whose strong run appeared capable of continuing at the end of 2005. One other notable development within the Natural Resources sector was the positive contribution that precious metals and mining companies made in 2005, including top-ten holding Agnico-Eagle Mines and Glamis Gold. These firms benefited from rising commodity prices, especially the price of gold, which rebounded in the second half of the year.
      Outside Natural Resources, international biopharmaceutical company Elan Corporation was a strong gainer for both the one- and three-year periods ended 12/31/05. After plummeting earlier in the year, when we initiated a position in
		PORTFOLIO DIAGNOSTICS
		Average Market Capitalization		$1,697 million

		Weighted Average P/E Ratio		16.8x

		Weighted Average P/B Ratio		2.8x

		Weighted Average Yield		0.7%

		Fund Net Assets		$113 million

		Turnover Rate		44%

RVV’s portfolio, its share price rose in the fall and climbed again in December on the announcement that an FDA advisory panel review of the controversial multiple sclerosis drug Tysabri would take place in March 2006. (Elan makes the drug in collaboration with the company Biogen.) We trimmed our position in December. Canadian steel producing and fabricating company IPSCO was another significant contributor over the last twelve-month and three-year periods. Back in June 2004, when we first bought shares in RVV’s portfolio, we liked its balance sheet, earnings and high returns on capital. Enough of our affection remained for the firm to be a top-ten holding at the end of 2005.
		Number of Holdings		71
GOOD IDEAS AT THE TIME
2005 Net Realized and Unrealized Loss		Symbol (Investment Class)		RYVFX
Pier 1 Imports	$772,520
		MORNINGSTAR STATISTICAL MEASURES*
Nu Skin Enterprises Cl. A	655,264
				Category	Best Quartile
Sigmatel	429,179		RVV	Median	Breakpoint

AMERIGROUP Corporation	402,920	Sharpe Ratio	2.21	1.33	1.48

Schnitzer Steel Industries Cl. A	207,071	Standard Deviation	12.62	14.26	13.10

		Beta	1.14	1.32	1.21
		*Three years ended 12/31/05. Category Median and Best Quartile Breakpoint based on 390 small-cap objective funds (oldest class only) with at least three years of history.

		RISK/RETURN COMPARISON Three-Year Period Ended 12/31/05

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RVV	33.3%	12.6	2.64

		Russell 2000	22.1	15.3	1.44
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  31

ROYCE VALUE PLUS FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05
Managers’ Discussion
A low “minus” grade for negative performance in 2005’s first half was overcome by strong, “plus-plus” results in the second half of the year for Royce Value Plus Fund (RVP). The Fund was up 13.2% in 2005, a return that more than doubled the gain of its small-cap benchmark, the Russell 2000, which was up 4.6% in the same period. When the market began to turn around in the second quarter, following the interim small-cap market trough on 4/28/05, RVP was slow to get out of the gate-its second-quarter return was a whopping 0.0%. However, it soon made up for this slow start with terrific performances in the third and fourth quarters, up 12.6% and 6.3%, respectively. In the mostly bullish period between 4/28/05 and 12/31/05, the Fund was up 27.0% versus 18.0% for the Russell 2000. RVP enjoyed an even greater advantage over its benchmark from the small-cap market trough on 10/9/02 through 12/31/05 with an eye-popping gain of 223.3% versus 114.2% for the Russell 2000. The Fund outperformed the Russell 2000 for the one-year, three-year and since inception (6/14/01) periods ended 12/31/05. The Fund’s average annual total return since inception was 24.4%.

July - December 2005*	19.65%

One-Year	13.20

Three-Year	37.69

Since Inception (6/14/01)	24.43
*Not annualized.

      Significant portfolio losses were hard to find outside of the Consumer Services, Health and Technology sectors. The latter two areas had sufficient gains to counter losses and posted net positive performances in 2005, whereas the far smaller Consumer Services sector could not absorb the difficulties faced by its loss leader, Nu Skin Enterprises, a direct seller of personal care products and nutritional supplements. At the end of 2005, our hope was that the firm’s problems, such as its slower-than-anticipated growth, would prove temporary-we added to our stake throughout the year as its share price fell. Although we were not entirely disenchanted with the prospects for Canadian biotechnology company QLT, we parted ways with the firm by selling our shares during July and August as its price was slipping. We still liked its balance sheet, but were less confident about its ability to deal with an American competitor and its new product pipeline. A similar lack of confidence prompted us to sell our position in TTM Technologies, a maker of specialty circuit boards.

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Year	RVP	Trican Well Service	$5,063,633

2005	13.2%	Elan Corporation	3,755,001

2004	28.2	Ensign Energy Services	3,415,588

2003	79.9	IPSCO	2,983,450

2002	-14.7	Glamis Gold	1,873,487

TOP 10 POSITIONS (% of Net Assets)

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

IPSCO	2.3%

Ensign Energy Services	2.3

Trican Well Service	2.2

Schnitzer Steel Industries Cl. A	1.9

Foundry Networks	1.9

RealNetworks	1.8

eFunds Corporation	1.8

Adesa	1.8

Glamis Gold	1.6

Nu Skin Enterprises Cl. A	1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	18.6%

Natural Resources	18.2

Industrial Products	14.1

Health	12.5

Industrial Services	8.4

Consumer Products	5.2

Financial Services	4.5

Financial Intermediaries	2.8

Consumer Services	2.3

Miscellaneous	4.8

Cash and Cash Equivalents	8.6

32 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

     We were pleased that many of the Fund’s top gainers during 2005 also had strong showings for the three-year period ended 12/31/05. Mining company Glamis Gold was a purchase we first made in April 2002. We liked its history of developing mines in lower-cost locales. However, rising mining costs and volatile precious metals commodity prices during much of the last two-and-a-half years proved too difficult a combination to beat. As its stock price slumped, we added to our position, confident that when gold prices bounced back, the company was in a good position to benefit. When gold prices began to rally in the second half of 2005, its stock price followed suit, prompting us to sell some shares in December. Pharmaceutical company Elan Corporation ran into difficulties with a multiple sclerosis drug, Tysabri, that it produces with another firm, Biogen. Prospects for the drug’s eventual use began to improve later in the year followed by the announcement in December that an FDA advisory panel would review the drug in March 2006. Its share price received a subsequent healthy shot, so we took some gains in December. When the steel industry was beginning to recover in 2003 after nearly 20 years of difficulties, we looked around for what we deemed attractively valued businesses in that industry. During July 2004, we built the Fund’s stake in IPSCO, a Canadian steel producing and fabricating business whose fundamentals were very strong. Its sterling share price in 2005 led us to reduce our position.

      Some of the Fund’s most significant gains in 2005 came from two energy services companies in Natural Resources, the Fund’s top performing sector. Trican Well Service is a Canadian firm that manufactures piping and drilling equipment and
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$868 million

		Weighted Average P/E Ratio		18.8x*

		Weighted Average P/B Ratio		2.7x

		Weighted Average Yield		0.3%

		Fund Net Assets		$294 million

		Turnover Rate		62%

also provides oil well completion, maintenance and repair services. When the outlook for commodity oil and gas prices was dim back in 2003, we began to look more closely at the industry. In March 2004, we initiated a position in Trican because we liked its conservative management, solid fundamentals and high returns on capital. We also liked seeing its price more than double in 2005. Although we reduced our position, the firm was a top-ten holding at the end of the year, as was Ensign Energy Services, Canada’s second largest land-based drilling contractor and third largest well servicing contractor. Like Trican, the firm benefited from rising oil and gas prices as well as its own expanding business.
		Number of Holdings		91
GOOD IDEAS AT THE TIME
2005 Net Realized and Unrealized Loss		Symbol (Investment Class)		RYVPX
Nu Skin Enterprises Cl. A	$1,470,990	*Excludes 20% of portfolio holdings with zero or negative earnings as of 12/31/05.

QLT	1,431,681	MORNINGSTAR STATISTICAL MEASURES*

Possis Medical	1,388,268			Category	Best Quartile
			RVP	Median	Breakpoint
TTM Technologies	1,272,000
		Sharpe Ratio	1.89	1.33	1.48
Orchid Cellmark	1,180,601
		Standard Deviation	16.80	14.26	13.10

		Beta	1.48	1.32	1.21
		*Three years ended 12/31/05. Category Median and Best Quartile Breakpoint based on 390 small-cap objective funds (oldest class only) with at least three years of history.

		RISK/RETURN COMPARISON Three-Year Period Ended 12/33/05

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RVP	37.7%	16.8	2.24

		Russell 2000	22.1	15.3	1.44
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  33

ROYCE TECHNOLOGY VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05
Managers’ Discussion
As was the case in 2004, an unfortunate performance pattern of a not-quite-strong-enough rally, following a sluggish start, resulted in a disappointing year for investors in Royce Technology Value Fund (RTV). RTV lost 1.8% in 2005, trailing both its small-cap benchmark, the Russell 2000, which was up 4.6%, and the technology sector of the Russell 2500 Index, which gained 3.5% for the year. In 2004, a fourth-quarter updraft was not enough to give the Fund a positive return for the year. In 2005, a rally that spanned most of the second and third quarters fell similarly short. An additional frustration was that many tech stocks experienced a rebound later in the fourth-quarter rally following a generally negative month in October. Although RTV beat the Russell 2000 in the dynamic third quarter (+5.5% versus +4.7%), it lost ground to the mid-, small- and micro-cap tech issues in the Russell 2500 Index, which gained 8.7%. This pattern held during the fourth quarter as well: the Fund outperformed its benchmark (+1.7% versus +1.1%) while trailing the technology sector of the Russell 2500 Index (+4.4%). Putting aside relative results, we were disappointed by the Fund’s absolute return in 2005, especially on the heels of a dismal 2004. Somewhat mitigating recent poor performance was RTV’s solid showing from the 10/9/02 small-cap market trough through 12/31/05: the Fund gained 115.5% versus gains of 114.2% for the Russell 2000 and 158.0% for the Russell 2500 Technology sector. RTV remained ahead of both the small-cap benchmark and the tech issues in the Russell 2500 Index for the three-year and since inception (12/31/01) periods ended 12/31/05. The Fund’s average annual total return since inception was 10.0%.

July - December 2005*	7.27%

One-Year	-1.82

Three-Year	19.16

Since Inception (12/31/01)	10.01
*Not annualized.

     In the first quarter of 2005, there were, based on our observations, fewer earnings disappointments among technology stocks than there had been in the previous twelve months combined. Usually this would be a prelude to purchasing as investors would have responded to positive news. However, just the opposite occurred-tech issues, especially within the small- and micro-cap areas, were hit by a severe wave of selling. While this provided some buying opportunities, it was mostly an enormous disappointment as it revealed that many investors were still wary of investing in small-cap technology companies. As the year wore on, our dissatisfaction grew because the first quarter seemed to establish a tone that persisted

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Year	RTV	Micromuse	$432,955

2005	-1.8%	Intevac	313,551

2004	-9.6	@Road	304,712

2003	90.7	RightNow Technologies	273,525

2002	-13.4	Ultimate Software Group	271,413

TOP 10 POSITIONS (% of Net Assets)

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

SCO Group (The)	5.5%

ILOG	4.1

Jacada	3.1

BindView Development	2.9

Stellent	2.9

Analogic Corporation	2.6

Open Text	2.5

Aladdin Knowledge Systems	2.5

Westell Technologies Cl. A	2.4

Mobius Management Systems	2.4

INDUSTRY GROUP BREAKDOWN % of Net Assets

Software	36.1%

Internet Software and Services	21.4

Telecommunications	15.3

Components and Systems	8.5

Leisure and Entertainment	2.2

Commercial Services	1.8

IT Services	1.8

Other Financial Intermediaries	1.8

Distribution	1.2

Semiconductors and Equipments	1.1

Advertising and Publishing	0.6

Miscellaneous	0.7

Cash and Cash Equivalents	7.5

34 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

throughout 2005. The summer’s short-term rally was followed by profit-taking in August. A rebound in September led to a dismal October. Higher share prices in November flattened shortly after Thanksgiving.

      Our strategy through this challenging period was to maintain our discipline, particularly with regard to price targets on both the up and the down side. During January, April and May, we sold our stake in Internet banner advertising business, ValueClick. As its price stalled, we became concerned about its ability to compete in an industry dominated by Google. When we first bought shares of online automotive services and marketing company Autobytel in January 2004, we liked its promising business, but recent legal and financial restatement problems led us to sell our position in May. A management shake-up and uncertainty over restructuring prompted us to reduce our position in S1 Corporation, an Internet based financial services business. Its price declines in 2005 made it seem feasible to hold a small position at the end of 2005 because we still like the firm’s business and balance sheet. A declining stock price in part motivated our decision to add shares of business management software company Motive during the first half. Our belief that the firm can eventually come back from recent business struggles (and related earnings disappointments) also played a role in our decision.

      We also sold more than half our shares of Micromuse at solid gains in September and December. Its stock price rose more or less steadily through most of the year before surging in December on news that IBM would buy the company, which produces management and business software. Robust business in hard drive components helped
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization		$213 million

		Weighted Average P/B Ratio		2.4x

		Weighted Average Yield		0.1%

		Fund Net Assets		$28 million

		Turnover Rate		94%

drive up the share price of Intevac, which produces thin-film disk sputtering equipment for hard drive disks. We sold our shares between May and September. In August, we reduced our stake in mobile resources software company @Road, whose products help companies manage transport more effectively. One silver lining to the recent difficulties endured by many technology companies (and the better times that have benefited other industries) is that the coming year may finally see increased capital spending on technology by companies that have cash to spare. Spending levels have been depressed since late 2001, so it seems to many observers that a resurgence is overdue.
		Number of Holdings		62
GOOD IDEAS AT THE TIME
2005 Net Realized and Unrealized Loss		Symbol (Investment Class)		RYTVX
S1 Corporation	$483,561
		MORNINGSTAR STATISTICAL MEASURES*
Motive	387,065
				Category	Best Quartile
ValueClick	319,127		RTV	Median	Breakpoint

Greenfield Online	310,081	Sharpe Ratio	0.81	0.89	1.09

Eclipsys Corporation	309,584	Standard Deviation	22.40	19.19	17.14

		Beta	1.68	1.61	1.51
		*Three years ended 12/31/05. Category Median and Best Quartile Breakpoint based on 96 technology objective funds (oldest class only) with at least three years of history.

		RISK/RETURN COMPARISON Three-Year Period Ended 12/35/05

			Average Annual Total Return	Standard Deviation	Return Efficiency*

		RTV	19.2%	22.4	0.86

		Russell 2000	22.1	15.3	1.44
		*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  35

ROYCE 100 FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05
Managers’ Discussion
The second half of 2005 was generally much better for equities than the first. Royce 100 Fund (ROH) was able to build on its marginally positive first-half return (+0.3%) with a stellar second half that together combined for a 2005 that was strong on both an absolute and relative basis. ROH was up 14.9% for the year, a return that more than tripled the 4.6% gain of its small-cap benchmark, the Russell 2000. The rally that lasted through most of the second and third quarters was key, especially in its later phase. ROH gained 8.3% in the third quarter, versus 4.7% for the Russell 2000. The Fund continued to shine in the otherwise less dynamic fourth quarter, with a 5.9% gain compared to 1.1% for the small-cap index. These quarterly periods were part of a longer (though at this writing still short-term) rally that began with the interim small-cap market trough on 4/28/05. From 4/28/05 through 12/31/05, ROH was up 25.7% versus 18.0% for the Russell 2000. Keenly aware that an updraft lasting a little more than seven months represents a small time period, we were still pleased by the Fund’s outperformance. We were also happy that ROH beat the Russell 2000 for the one-year, two-year and since inception (6/30/03) periods ended 12/31/05. The Fund’s average annual total return since inception was 21.2%.

July - December 2005*	14.56%

One-Year	14.89

Since Inception (6/30/03)	21.15
*Not annualized.

      Of the Fund’s nine equity sectors, eight posted net gains in 2005. The lone exception was Consumer Products, though its dollar-based net loss was relatively small. Home furnishings and specialty gifts retailer Pier 1 Imports saw its profits decline through the first nine months of 2005. Though its profits and outlook showed improvements by the end of the year, investors were not buying. However, we did buy-by doubling our position in March, June and December. Nu Skin Enterprises endured difficulties as its expansion into Chinese markets did not produce profits high enough to satisfy investors. The subsequent earnings disappointment in the fiscal third quarter led to a plunge in the stock price of this distributor of personal care products and nutritional supplements. Confident in the business’s long-term health, we increased our stake. Each of these companies is in the Consumer Services sector which, thanks mostly to strong results from the retail store industry, was in the black at the end of 2005. Strong sales and consequent earnings improvement helped to keep the stock price of The Dress Barn

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Year	ROH	On Assignment	$157,786

2005	14.9%	Trican Well Service	148,261

2004	27.2	Nasdaq Stock Market	134,155

TOP 10 POSITIONS (% of Net Assets)		Morningstar	100,082

Rofin-Sinar Technologies	1.7%	Ensign Energy Services	98,793

Trican Well Service	1.5

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

Adesa	1.4

eFunds Corporation	1.4

Universal Truckload Services	1.4

Borders Group	1.4

Nuveen Investments Cl. A	1.3

Ceridian Corporation	1.3

Tektronix	1.3

MPS Group	1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	22.9%

Industrial Products	15.0

Industrial Services	12.4

Financial Services	8.7

Consumer Services	8.0

Consumer Products	6.4

Health	6.1

Natural Resources	4.4

Financial Intermediaries	2.0

Miscellaneous	4.9

Cash and Cash Equivalents	9.2

36 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

climbing, especially in the second half of the year. This career and casual women’s apparel retailer led its sector in terms of dollar-based gains.

      Energy stocks dominated stock market returns in 2005, and the Fund’s holdings in that area were no exceptions. Top-ten holding Trican Well Service manufactures piping and drilling equipment and provides oil well completion, maintenance and repair services. The firm posted record revenues and operational activity in 2005’s fiscal third quarter, boosted by strong business in Canada and overseas. As was the case with Trican, we were first drawn to Ensign Energy Services’ combination of a strong balance sheet and solid earnings history with a slumping stock price. In Ensign’s case, our initial purchases were made between April and September 2004 due to dismal commodity price forecasts for energy. It experienced record revenues in its fiscal third quarter, after showing considerable improvement in the fiscal second quarter as well. We took some gains in February and August, but still held a decent-sized position at the end of the year in this land-based drilling and well services contractor.

      Emerging signs of profitability, along with a favorable turn in the business cycle for its traveling nurse staffing segment, helped the share price of the Fund’s top performer, On Assignment, a healthcare staffing and services company. We reduced our position in November and December at large net gains. Three financial companies enjoyed terrific results. When we first began looking at Nasdaq Stock Market, it was under-followed and thinly traded. We liked its management’s growing commitment to technological innovation and to improving margins by reducing costs. Earnings grew steadily
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization	$1,156 million

		Weighted Average P/E Ratio	20.5x

		Weighted Average P/B Ratio	2.6x

		Weighted Average Yield	0.7%

		Fund Net Assets	$17 million

		Turnover Rate	60%

from early 2004 through 2005. We initiated a position in February 2005 and were pleased to see its stock price climb more or less steadily during the rest of the year. Two consecutive quarters of better-than-expected earnings drove the share price of investment information and services provider Morningstar higher. Earnings strength also gave the stock price of Investment Technology Group a healthy jolt. We first purchased shares in February 2005 because we liked its cash reserves and innovative products, which include a securities trading platform and software that helps companies to measure the cost effectiveness of their trading desks.
		Number of Holdings	100
GOOD IDEAS AT THE TIME
2005 Net Realized and Unrealized Loss		Symbol (Investment Class)	RYOHX
Pier 1 Imports	$92,884

Nu Skin Enterprises Cl. A	48,541

Orchid Cellmark	35,494

Invacare Corporation	32,513

Possis Medical	31,369

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  37

ROYCE DISCOVERY FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05
Managers’ Discussion
One of three Royce Funds to finish 2005’s first half with a return almost identical to its small-cap benchmark, the Russell 2000 (-1.4% versus -1.3%), Royce Discovery Fund (RDF) also was able, like its other two Royce-managed siblings, to pull ahead of the small-cap index in the year’s second half, which gave a needed boost to its calendar-year return. The Fund was up 7.6% in 2005, outperforming the Russell 2000, which gained 4.6% for the same period. The third quarter of 2005 saw a continuation of the rally that had helped to lift stock prices in the second quarter, but many of the micro-cap holdings in RDF’s portfolio fared better between July and September than they did between April and June. Though it underperformed the benchmark in the second-quarter rally, the Fund gained 6.8% in the third quarter, versus a return of 4.7% for the Russell 2000. Perhaps more impressive was RDF’s 2.2% showing in the fourth quarter, a period in which returns were generally lower, which can be seen from the Russell 2000’s fourth-quarter gain of 1.1%. After cautioning back in June that the Fund’s short-term underperformance versus its benchmark should not be taken too seriously, we want to strike a similar tone regarding its outperformance in 2005. While short-term outperformance is always welcome,

July - December 2005*	9.14%

One-Year	7.60

Since Inception (10/3/03)	15.80
*Not annualized.

our goals with RDF remain strong absolute returns and better performance versus the Russell 2000 over market cycle and other long-term time periods. Nonetheless, we were pleased that the Fund was ahead of the small-cap index for the one-year and since inception (10/3/03) periods ended 12/31/05. RDF’s average annual total return since inception was 15.8%.

    Stock market performance was not nearly as driven by asset- class factors as it was within small-cap during both 2003 (when micro-cap stocks dominated) and 2004 (when larger small-caps outperformed). The market was much more sector driven in 2005, a trend that began taking shape around the middle of 2004, when energy stocks assumed leadership. During 2005, energy stocks remained the dominant sector for most of the year in all asset classes of the equity market. This terrific performance was keyed by rising oil and natural gas commodity prices. Within small-cap, utilities were the next best-performing sector. These facts make RDF’s outperformance of the small-cap index that much more impressive, as there were no Utilities holdings in the portfolio, and relatively few energy-related businesses compared both to the benchmark and to the Fund’s other equity sectors.

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Year	RDF	PAR Technology	$44,510

2005	7.6%	Barrett Business Services	24,402

2004	13.4	Schick Technologies	21,984

TOP 10 POSITIONS (% of Net Assets)		TALX Corporation	20,959

Cutera	1.2%	Matrixx Initiatives	20,108

Hurco Companies	1.1

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

Collegiate Funding Services	1.1

Shoe Carnival	1.1

Bentley Pharmaceuticals	1.1

Matrixx Initiatives	1.0

Xyratex	1.0

Schick Technologies	1.0

Consolidated-Tomoka Land	1.0

Hi-Tech Pharmacal	1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Health	19.0%

Technology	18.5

Financial Intermediaries	9.5

Consumer Services	8.5

Industrial Products	8.1

Consumer Products	6.4

Industrial Services	6.3

Natural Resources	5.2

Financial Services	1.8

Miscellaneous	4.5

Cash and Cash Equivalents	12.2

38 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

      The Fund had a slightly lower exposure to Technology stocks than the Russell 2000 at 12/31/05, but RDF’s results were disproportionately better. In fact, Technology holdings in the benchmark showed negative returns in 2005, but the Fund’s holdings in the sector posted strong dollar-based gains as a group for the year. The Fund’s quantitative model was thus successful in its task of uncovering pricing inefficiencies that later yielded positive results. Of course, if and when such results materialize is something that we generally don’t think much about. The model’s critical elements lie in its security selection criteria, which are based on a systematic analysis of a company’s enterprise value in relation to its stock price as well as the identification of companies with strong balance sheets, high internal rates of return and the ability to generate free cash flow. The model also makes use of proprietary quantitative features. Our attention is typically focused on monitoring the portfolio to be sure that holdings continue to meet our value-based criteria, not on when or why share prices rise or fall.

      We sold off our position in each of the Fund’s top-four dollar-based losers–Innodata Isogen, Able Laboratories, Imergent and Boston Communications Group. We also sold our respective stakes of Tech businesses PAR Technology, TALX Corporation, Neoware Systems, and Komag, all of which posted strong gains during 2005. In addition, we sold our position in another top gainer, employment and workplace services firm Barrett Business Services, and trimmed our stakes in Schick Technologies, which makes digital devices for dental and medical uses, and Matrixx Initiatives, a firm that creates nutrient and drug delivery systems made from bioactive compounds. On a sector basis, only Industrial Products
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization	$255 million

			Weighted Average P/E Ratio	14.6x

			Weighted Average P/B Ratio	1.8x

			Weighted Average Yield	0.5%

			Fund Net Assets	$3.6 million

			Turnover Rate	105%

		posted a net loss for the year, which was relatively small. Health was the Fund’s top performing sector on a dollar basis, followed by Technology. The Fund’s remaining six equity sectors also turned in net gains during the year, though their respective results substantially trailed those of Health and Technology.	Number of Holdings	120
GOOD IDEAS AT THE TIME
2005 Net Realized and Unrealized Loss			Symbol (Investment Class)	RYDFX
Innodata Isogen	$26,531

Able Laboratories	25,152

Imergent	24,531

Boston Communications Group	19,743

Trans World Entertainment	16,822

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  39

ROYCE FINANCIAL SERVICES FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05
Managers’ Discussion
In 2005, Royce Financial Services Fund (RFS) more than made up for its relatively dismal first-half results with a terrific performance in the year’s second half. RFS concluded the year with a gain of 12.3%, more than double that of its small-cap benchmark, the Russell 2000, which was up 4.6% during the same period. In addition, the Fund handily beat the mid-, small- and micro-cap companies in the financial services sector of the Russell 2500 Index, which were up 4.4% in 2005. When stocks continued to rally in the third quarter, RFS benefited with a 5.7% return that beat the Russell 2000’s 4.7% result and was even farther ahead of the financial services companies in the Russell 2500 Index, which managed only a 1.7% gain. The fourth quarter saw an even larger performance advantage, as the Fund gained 7.5% compared to 1.1% for the Russell 2000 and 3.5% for the financial services sector of the Russell 2500 Index. Critical contributions to RFS’s sterling fourth-quarter results were a positive performance in October, when much of the small-cap market was moving down, and a marginally negative December, when small-caps struggled again. The Fund’s early results since its inception on 12/31/03 have been pleasing, especially its outperformance of the Russell 2000 for one-year and since inception period ended 12/31/05. RFS’s average annual total return since inception was 13.6%.

July - December 2005*	13.63%

One-Year	12.23

Since Inception (12/31/03)	13.62
*Not annualized.

     Though they lacked the explosive returns posted by energy stocks in 2005, financial stocks generally enjoyed a decent year in the stock market as a whole. Certain areas, such as bank stocks, struggled, as reflected in the Fund’s net losses for the year in that industry. Banks represented nearly 25% of the Fund’s net assets at the end of 2005, but the industry’s mostly lackluster results in the portfolio were not a significant hindrance to performance. This was partly due to healthy gains for top-ten holding, The Bank of NT Butterfield, a Bermuda-based business that had a strong year, including a stock dividend in August 2005. During November, we added to our position in Peapack-Gladstone Financial, the holding company for the Peapack-Gladstone bank after what we deemed were mild earnings disappointments drove its stock price down to an attractive level. We liked the company’s core business, history of earnings and practice of paying dividends. We held positions in two other banks that showed losses. Abigail Adams National Bancorp also has a history of earnings and dividends. However, adverse reaction to its own earnings shortfalls did not bring its stock price to a similarly attractive level. Severn Bancorp suffered no earnings

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Year	RFS	U.S. Global Investors Cl. A	$49,542

2005	12.2%	Morningstar	24,210

2004	15.1	Alliance Capital Management Holding L.P.	23,271

TOP 10 POSITIONS (% of Net Assets)		Brown & Brown	17,374

Alliance Capital Management Holding L.P.	5.1%	Epoch Holding	11,700

Epoch Holding	3.9

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

U.S. Global Investors Cl. A	3.1

Morningstar	3.0

Federated Investors Cl. B	2.9

Bank of NT Butterfield	2.9

Nuveen Investments Cl. A	2.9

T. Rowe Price Group	2.9

Peapack-Gladstone Financial	2.9

Brown & Brown	2.6

INDUSTRY GROUP BREAKDOWN % of Net Assets

Investment Management	27.5%

Banking	24.9

Insurance	15.9

Other Financial Services	5.9

Securities Brokers	4.3

Insurance Brokers	4.2

Information and Processing	3.6

Real Estate Investment Trusts	3.0

Commercial Services	2.0

Software	1.8

Other Consumer Services	1.5

Closed-end Mutual Funds	0.7

Cash and Cash Equivalents	4.7

40 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

disappointments in 2005, but its price was volatile. The firm’s dividend and earnings increased in 2005. Moving beyond banking, we more than quadrupled our stake in Friedman, Billings, Ramsey Group as its price tumbled. An acquisition earlier in 2005 that proved more expensive than originally expected and a reduction in its third quarter dividend had a dampening effect on its stock price. The company’s businesses include real estate, investment banking and asset management. Montpelier Re Holdings is a Bermudan reinsurance business whose 2005 quarterly earnings came up short of expectations with a resulting share price decline. We built a position in November after the firm announced losses based on the impact of hurricanes Rita, Katrina, Dennis and Emily, as well as from European floods.

      Being the same business that we have practiced for more than 30 years, investment management is an area that we think we know well. Since the Fund’s inception, several portfolio companies in the industry have contributed hefty dollar-based gains. RFS’s top performer on a dollar basis in 2005 was U.S. Global Investors, a firm whose balance sheet, earnings history and ability to generate free cash flow made it highly attractive to us. After its stock price appreciated considerably, we sold some shares in December. Alliance Capital Management Holding L.P. is an asset management firm whose price dipped following an announcement in April 2005 that profits would be lower than anticipated due to lower fees, investment losses and increased legal costs. The stock rebounded in the fourth quarter on news of a 45% increase in profits based mostly on
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization	$982 million

		Weighted Average P/E Ratio	19.0x

		Weighted Average P/B Ratio	2.3x

		Weighted Average Yield	2.1%

		Fund Net Assets	$1.8 million

		Turnover Rate	9%

the firm’s success with institutional clients’ investments in its value portfolios. The share price of Epoch Holding surged on the announcement in October that its stock would begin trading on the Nasdaq Capital Market. Federated Investors, T. Rowe Price Group and John Nuveen Investments had profitable years that seemed to draw investors. The stock price of investment information and services provider Morningstar shot up in August and again in November on the news of strong earnings. An increased dividend, a two-for-one stock split and a series of acquisitions all helped keep investors around insurance and reinsurance firm Brown & Brown. We took some gains in December.
		Number of Holdings	72
GOOD IDEAS AT THE TIME
2005 Net Realized and Unrealized Loss		Symbol (Investment Class)	RYFSX
Friedman, Billings, Ramsey Group Cl. A	$8,474

Abigail Adams National Bancorp	5,841

Montpelier Re Holdings	5,115

Peapack-Gladstone Financial	4,682

Severn Bancorp	4,080

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  41

ROYCE DIVIDEND VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05
Managers’ Discussion
After its first-half performance left it in a virtual dead heat with its small-cap benchmark, the Russell 2000 (-1.2% versus -1.3%), Royce Dividend Value Fund (RDV) pulled together a successful enough second half, especially during the fourth quarter, to outperform the small-cap index in 2005. RDV gained 7.3% for the year versus 4.6% for the Russell 2000 in 2005. The Fund’s solid absolute and relative results for the 12-month period were the result of a noteworthy performance between October and December, one that more than made up for disappointments earlier in the year. In the third-quarter rally, RDV slightly underperformed the Russell 2000, up 4.0% versus 4.7% for the benchmark. However, the Fund lost less than the small-cap index in the difficult month of October (-0.4% versus -3.1%), gained more in the rebound during November (+5.0% versus +4.9%) and again lost less in an underwhelming December (-0.2% versus -0.5%). Relatively stronger performance during down periods, even short-lived ones, is something that we would like to see become a regular occurrence as the Fund matures. We have been pleased with RDV’s early results, especially its outpacing of the Russell 2000 for the one-year period ended 12/31/05. The Fund underperformed its benchmark by a hair’s breadth for the relatively brief since inception (5/3/04) period ended 12/31/05, up 12.3% versus 12.4%.

July - December 2005*	8.65%

One-Year	7.31

Since Inception (5/3/04)	12.29
*Not annualized.

     RDV’s calendar-year return was even more impressive considering the relative paucity of its portfolio holdings in the energy industry, which dominated both small-cap and overall equity returns during 2005. The Fund’s lone holding in energy was contract oil and gas well driller Helmerich & Payne, which enjoyed a stellar year as its business grew and earnings increased. We sold our position in August at a hefty net gain. The Fund’s top gainers had a disproportionately positive effect on performance. Helmerich & Payne’s results, which earned it eighth place in dollar-based gains for individual positions, were also enough to make Natural Resources RDV’s fourth highest gaining sector on a dollar basis for the same 12-month period. Each of the Fund’s 10 equity sectors showed net gains in 2005. Financial Services led all sectors, with dollar-based gains more than two-and-a-half times better than those of Technology, the Fund’s next best performing sector. Within Financial Services, the investment management industry led, outgaining all of the Fund’s other sectors and industry groups. It’s an industry that we believe we understand particularly well, having practiced it for more than 30 years ourselves and having owned asset management companies in other Royce-managed portfolios for many years. The

TOP 10 POSITIONS (% of Net Assets)		GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Alliance Capital Management Holding L.P.	5.0%	Alliance Capital Management Holding L.P.	$40,203

Gallagher (Arthur J.) & Company	2.8	Brown & Brown	20,436

Athena Neurosciences Finance 7.25%, 2/21/08	2.7	Aqua America	17,725

Federated Investors Cl. B	2.6	Scientific-Atlanta	17,421

SEI Investments	2.6	Federated Investors Cl. B	17,239

Whitney Holding	2.5
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

Carmike Cinemas	2.2

Brown & Brown	2.0

Scientific-Atlanta	2.0

T. Rowe Price Group	2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Services	23.1%

Technology	16.3

Industrial Products	16.2

Financial Intermediaries	15.7

Consumer Services	8.7

Consumer Products	3.0

Industrial Services	2.7

Utilities	2.2

Health	1.1

Miscellaneous	1.4

Bonds and Preferred Stocks	4.0

Cash and Cash Equivalents	5.6

42 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

Fund’s top holding at the end of 2005, and its top performer for the year, was Alliance Capital Management Holding. The firm was able to shake off a difficult first half, in which it endured a bite into its profits due to investment losses, lower than expected fees and higher legal costs. It came back strong on a 45% increase in profits based mostly on its success with institutional clients’ investments in value portfolios. We added to our position in January, March and June 2005. Federated Investors also overcame losses earlier in the year with a strong third quarter. Its stock price then received a lift in the fourth quarter when the firm announced that it had settled some potential legal trouble and that it was acquiring additional assets to manage. Top-ten holding T. Rowe Price Group benefited from stronger than anticipated earnings.

      Scientific-Atlanta is a rare creature in the equity world-a technology business that pays a small but steady dividend. The firm’s strong presence as a leader in the manufacture of cable television boxes and digital video recorders attracted the interest of tech giant Cisco, which announced its intent of buying the firm in November, an event that gave quite a charge to Scientific-Atlanta’s share price. Brown & Brown is an insurance and reinsurance specialist that saw the salutary effects on its stock price of an increased dividend and a two-for-one stock split in November. Water and wastewater services provider Aqua America saw a similar reaction when in August it increased its dividend and announced a four-for-three stock split. Both firms were attractive to us based on steady earnings and regular dividend payments.
		PORTFOLIO DIAGNOSTICS

		Average Market Capitalization	$1,511 million

		Weighted Average P/E Ratio	20.2x

		Weighted Average P/B Ratio	2.4x

		Weighted Average Yield	2.3%

		Fund Net Assets	$3.6 million

		Turnover Rate	4%

      The Fund’s three largest losers on a dollar basis also share a history of paying dividends. Retailer Pier 1 Imports and small- to midsized movie theater operator Carmike Cinemas eachsaw their businesses slump through most of 2005, though at the end of the year we were confident that each was capable of surviving its respective difficulties. Capital Trust is a real estate investment trust (REIT) that specializes in commercial properties. Its business was solid in 2005-it increased its dividend early in the year and in three out of four quarters posted healthy earnings-but investors seemed unimpressed.
		Number of Holdings	87
GOOD IDEAS AT THE TIME
2005 Net Realized and Unrealized Loss		Symbol (Investment Class)	RYDFX
Pier 1 Imports	$14,467

Carmike Cinemas	12,473

Capital Trust	11,617

Friedman, Billings, Ramsey Group Cl. A	10,436

Lowrance Electronics	7,933

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  43

SCHEDULES OF INVESTMENTS

Pennsylvania Mutual Fund

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 91.9%			Retail Stores - 6.2%
			AnnTaylor Stores[a]	226,800	$7,829,136
Consumer Products – 12.2%			†BJ’s Wholesale Club[a]	550,200	16,263,912
Apparel and Shoes - 4.8%			Big Lots[a]	998,000	11,985,980
Kenneth Cole Productions Cl. A	779,100	$19,867,050	Buckle (The)	731,300	23,577,112
†Columbia Sportswear Company[a,c]	297,300	14,190,129	†CarMax[a]	70,000	1,937,600
Cutter & Buck[b]	920,900	10,286,453	Cato Corporation Cl. A	706,350	15,151,208
K-Swiss Cl. A	780,700	25,325,908	Charming Shoppes[a]	832,600	10,990,320
Oakley	84,700	1,244,243	Claire’s Stores	880,500	25,728,210
Polo Ralph Lauren Cl. A	308,000	17,291,120	Deb Shops	354,500	10,539,285
Stride Rite	1,543,300	20,927,148	Dress Barn (The)[a]	46,050	1,777,991
Timberland Company Cl. Aa	417,500	13,589,625	Pep Boys - Manny, Moe & Jack	172,500	2,568,525
Weyco Group[b]	580,500	11,087,550	Pier 1 Imports	1,151,200	10,049,976
			Talbots	276,100	7,681,102
		133,809,226	†Too[a]	379,900	10,716,979
			Weis Markets	316,200	13,609,248
Food/Beverage/Tobacco - 0.6%
Boston Beer Company Cl. Aa	568,900	14,222,500			170,406,584
CoolBrands International[a,c]	568,000	1,485,414
			Other Consumer Services - 0.5%
		15,707,914	†Corinthian Colleges[a]	354,500	4,176,010
			†Money Gram International	376,000	9,806,080
Home Furnishing and Appliances - 2.5%
American Woodmark	447,400	11,091,046			13,982,090
Ethan Allen Interiors	774,700	28,299,791
†Furniture Brands International	140,000	3,126,200	Total (Cost $283,462,790)		309,873,114
Hooker Furniture	389,535	6,680,525
Natuzzi ADR	957,700	6,703,900
Stanley Furniture Company	604,424	14,010,548	Financial Intermediaries – 7.6%
			Banking - 0.1%
		69,912,010	Investors Financial Services	50,000	1,841,500

Sports and Recreation - 2.1%			Insurance - 6.3%
Callaway Golf Company	352,400	4,877,216	Alleghany Corporation[a]	59,818	16,988,312
Monaco Coach	786,900	10,465,770	AmerUs Group	482,000	27,314,940
Thor Industries	633,800	25,396,366	Argonaut Group[a]	241,000	7,897,570
Winnebago Industries	533,900	17,768,192	Aspen Insurance Holdings	626,700	14,833,989
			†Assured Guaranty	655,300	16,638,067
		58,507,544	Baldwin & Lyons Cl. B	340,000	8,262,000
			†Endurance Specialty Holdings	353,800	12,683,730
Other Consumer Products - 2.2%			Erie Indemnity Company Cl. A	228,500	12,156,200
Blyth	79,000	1,655,050	ProAssurance Corporation[a]	393,454	19,137,603
Burnham Holdings Cl. A	103,052	2,205,313	RLI	144,462	7,204,320
Fossil[a]	557,100	11,983,221	Scottish Re Group	226,600	5,563,030
Matthews International Cl. A	233,900	8,516,299	United Fire & Casualty Company	251,900	10,184,317
RC2 Corporation[a]	669,900	23,794,848	Wesco Financial	16,540	6,367,900
Radica Games	713,000	6,367,090	Zenith National Insurance	185,250	8,543,730
Universal Electronics[a]	323,800	5,579,074
					173,775,708
		60,100,895
			Securities Brokers - 0.2%
Total (Cost $265,528,100)		338,037,589	E*TRADE Financial[a]	343,000	7,154,980

			Other Financial Intermediaries - 1.0%
Consumer Services – 11.2%			TSX Group	671,200	27,039,697
Direct Marketing - 0.8%
Nu Skin Enterprises Cl. A	1,339,200	23,543,136	Total (Cost $126,710,865)		209,811,885

Leisure and Entertainment - 0.7%
Dover Downs Gaming & Entertainment	711,400	10,066,310	Financial Services – 4.3%
Multimedia Games[a,c]	933,900	8,638,575	Information and Processing - 1.5%
Steiner Leisure[a]	20,700	736,092	eFunds Corporation[a]	1,211,500	28,397,560
			SEI Investments Company	393,200	14,548,400
		19,440,977
					42,945,960
Restaurants and Lodgings - 3.0%
Applebee’s International	599,700	13,547,223	Investment Management - 2.3%
CBRL Group	534,200	18,777,130	Alliance Capital Management Holding L.P.	662,000	37,396,380
†CEC Entertainment[a]	543,400	18,497,336	Cohen & Steers	163,400	3,044,142
Ruby Tuesday	865,000	22,394,850	†Federated Investors Cl. B	422,900	15,664,216
Ryan’s Restaurant Group[a]	769,800	9,283,788	GAMCO Investors Cl. A	135,800	5,911,374

		82,500,327

44 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE

Financial Services (continued)			Preformed Line Products Company	189,786	$8,120,943
Investment Management (continued)			Simpson Manufacturing	706,000	25,663,100
Westwood Holdings Group	98,400	$1,792,848	Teleflex	25,000	1,624,500

		63,808,960			60,898,749

Other Financial Services - 0.5%			Construction Materials - 1.2%
Electro Rent[a]	240,000	3,578,400	Ash Grove Cement Company	50,018	9,003,240
†International Securities Exchange Cl. Aa,c	220,000	6,054,400	Florida Rock Industries	486,387	23,862,146
MarketAxess Holdings[a,c]	308,800	3,529,584
PRG-Schultz International[a,c]	245,000	149,450			32,865,386

		13,311,834	Industrial Components - 0.2%
			Powell Industries[a]	317,000	5,693,320
Total (Cost $96,891,767)		120,066,754
			Machinery - 3.5%
Health – 7.7%			Graco	257,850	9,406,368
Commercial Services - 0.2%			Lincoln Electric Holdings	684,280	27,138,545
Hooper Holmes	1,916,900	4,888,095	Pason Systems	938,900	23,342,260
†Wright Express[a]	20,000	440,000	†Rofin-Sinar Technologies[a]	525,700	22,852,179
			Woodward Governor Company	152,972	13,157,122
		5,328,095
					95,896,474
Drugs and Biotech - 2.4%
Applera Corporation- Celera Genomics Group[a]	346,300	3,795,448	Metal Fabrication and Distribution - 1.6%
Elan Corporation ADR[a,c]	13,000	181,090	Gibraltar Industries	321,212	7,368,603
Endo Pharmaceuticals Holdings[a]	749,700	22,685,922	IPSCO	309,100	25,649,118
Hi-Tech Pharmacal[a]	386,000	17,095,940	Kaydon Corporation	60,000	1,928,400
Lexicon Genetics[a]	1,497,400	5,465,510	Schnitzer Steel Industries Cl. A	350,000	10,706,500
Myriad Genetics[a]	125,000	2,600,000
Perrigo Company	568,900	8,482,299			45,652,621
Zila[a]	1,633,500	6,288,975
			Specialty Chemicals and Materials - 0.2%
		66,595,184	Aceto Corporation	76,500	503,370
			MacDermid	163,700	4,567,230
Health Services - 2.2%
AMERIGROUP Corporation[a]	555,100	10,802,246			5,070,600
Cross Country Healthcare[a]	481,300	8,557,514
Healthcare Services Group	872,475	18,068,957	Other Industrial Products - 0.9%
Horizon Health[a]	240,200	5,435,726	Brady Corporation Cl. A	306,800	11,100,024
On Assignment[a]	85,000	927,350	Diebold	20,000	760,000
U.S. Physical Therapy[a,b]	957,975	17,693,798	HNI Corporation	228,700	12,562,491
			Quixote Corporation	12,000	237,600
		61,485,591
					24,660,115
Medical Products and Devices - 1.9%
Arrow International	491,700	14,254,383	Total (Cost $177,231,014)		298,019,891
IDEXX Laboratories[a]	60,600	4,361,988
Thoratec Corporation[a]	366,600	7,584,954	Industrial Services – 3.4%
Viasys Healthcare[a]	264,800	6,805,360	Commercial Services - 1.5%
Vital Signs	250,695	10,734,760	BB Holdings	94,500	639,765
Young Innovations	222,550	7,584,504	Exponent[a]	148,600	4,217,268
			FTI Consulting[a]	499,900	13,717,256
		51,325,949	LECG Corporation[a]	50,000	869,000
			MPS Group[a]	550,100	7,519,867
Personal Care - 1.0%			RCM Technologies[a]	179,500	915,450
Inter Parfums	878,300	15,774,268	RemedyTemp Cl. Aa	476,970	4,411,973
Nutraceutical International[a,b]	820,946	11,123,818	SM & Aa,b	1,240,400	10,208,492

		26,898,086			42,499,071

Total (Cost $145,246,474)		211,632,905	Engineering and Construction - 0.1%
			Dycom Industries[a]	164,700	3,623,400
Industrial Products – 10.8%
Automotive - 1.0%			Food and Tobacco Processors - 0.2%
†Adesa	470,900	11,499,378	Zapata Corporation[a,b]	1,009,600	5,825,392
Strattec Security[a,b]	250,740	10,134,911
Wescast Industries Cl. A	373,700	5,648,337	Industrial Distribution - 0.2%
			Ritchie Bros. Auctioneers	101,400	4,284,150
		27,282,626
			Printing - 0.3%
Building Systems and Components - 2.2%			Courier Corporation	131,750	4,524,295
Aaon[a]	112,050	2,007,936	Ennis	290,600	5,280,202
Drew Industries[a]	833,000	23,482,270
					9,804,497

			Transportation and Logistics - 1.1%
			Nordic American Tanker Shipping	470,300	13,539,937
			Patriot Transportation Holding[a]	90,800	5,891,104

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 45

SCHEDULES OF INVESTMENTS

Pennsylvania Mutual Fund (continued)

	SHARES	VALUE		SHARES	VALUE

Industrial Services (continued)			Internet Software and Services - 0.3%
Transportation and Logistics (continued)			†Corillian Corporation[a,b]	2,582,891	$7,025,464
†Universal Truckload Services[a]	426,851	$9,817,573	†Internet Security Systems[a]	25,000	523,750

		29,248,614			7,549,214

Total (Cost $77,633,613)		95,285,124	IT Services - 2.2%
			Forrester Research[a]	298,700	5,600,625
Natural Resources – 15.0%			Keane[a]	78,100	859,881
Energy Services - 6.0%			MAXIMUS	760,000	27,884,400
Ensign Energy Services	871,950	35,194,541	Perot Systems Cl. Aa	1,692,500	23,931,950
Input/Output[a,c]	716,700	5,038,401	Sapient Corporation[a]	225,000	1,280,250
Oil States International[a]	281,700	8,924,256
Patterson-UTI Energy	530,400	17,476,680			59,557,106
Precision Drilling Trust	255,100	8,418,300
RPC	963,725	25,384,517	Semiconductors and Equipment - 3.7%
TETRA Technologies[a]	934,250	28,513,310	ADE Corporation[a]	31,500	757,890
Trican Well Service[a]	791,600	38,134,629	Cabot Microelectronics[a,c]	292,000	8,564,360
			Cognex Corporation	202,200	6,084,198
		167,084,634	Entegris[a]	1,385,700	13,053,294
			Exar Corporation[a]	306,741	3,840,397
Oil and Gas - 4.5%			Fairchild Semiconductor International Cl. Aa	858,500	14,517,235
Cimarex Energy[a]	642,214	27,621,624	†IXYS Corporation[a]	546,337	6,386,680
Edge Petroleum[a]	675,500	16,826,705	MIPS Technologies[a]	1,419,200	8,061,056
St. Mary Land & Exploration Company	964,400	35,499,564	OmniVision Technologies[a]	841,300	16,792,348
†SEACOR Holdings[a]	115,000	7,831,500	Semitool[a]	1,077,967	11,728,281
Unit Corporation[a]	649,400	35,736,482	Sigmatel[a]	1,043,800	13,673,780

		123,515,875			103,459,519

Precious Metals and Mining - 4.5%			Software - 1.7%
Agnico-Eagle Mines	763,400	15,084,784	Fair Isaac	39,000	1,722,630
Apex Silver Mines[a]	519,000	8,252,100	InterVideo[a,b]	843,400	8,897,870
Eldorado Gold[a]	1,989,400	9,748,060	iPass[a]	2,327,700	15,269,712
Glamis Gold[a]	880,700	24,201,636	Macrovision Corporation[a]	171,800	2,874,214
Goldcorp	754,500	16,810,260	Pervasive Software[a,b]	1,535,200	6,724,176
Golden Star Resources[a,c]	1,675,300	4,422,792	Transaction Systems Architects Cl. Aa	447,600	12,886,404
Hecla Mining Company[a]	2,641,800	10,725,708
Meridian Gold[a]	971,200	21,240,144			48,375,006
Minefinders Corporation[a]	587,700	3,020,778
Silver Standard Resources[a]	764,000	11,696,840	Telecommunications - 2.4%
			Catapult Communications[a,b]	819,600	12,121,884
		125,203,102	Foundry Networks[a]	1,845,700	25,489,117
			†Intervoice[a]	1,008,200	8,025,272
Total (Cost $201,240,957)		415,803,611	KVH Industries[a,c]	231,000	2,259,180
			NETGEAR[a]	404,400	7,784,700
Technology – 14.9%			West Corporation[a]	285,400	12,029,610
Aerospace and Defense - 0.5%
Curtiss-Wright	193,000	10,537,800			67,709,763
Integral Systems	101,500	1,914,290
			Total (Cost $337,696,480)		413,108,085
		12,452,090
			Miscellaneous – 4.8%
Components and Systems - 3.2%			Total (Cost $130,101,400)		131,573,317
American Power Conversion	350,000	7,700,000
†Digi International[a]	1,016,600	10,664,134	TOTAL COMMON STOCKS
Dionex Corporation[a]	150,676	7,395,178	(Cost $1,841,743,460)		2,543,212,275
Excel Technology[a]	159,900	3,802,422
Plexus Corporation[a]	325,000	7,390,500	REPURCHASE AGREEMENTS – 7.9%
Richardson Electronics	564,662	4,093,800	State Street Bank & Trust Company,
Rimage Corporation[a]	295,696	8,569,270	4.10% dated 12/30/05, due 1/3/06,
TTM Technologies[a]	909,200	8,546,480	maturity value $95,158,330 (collateralized
Technitrol	341,600	5,841,360	by obligations of various U.S. Government
†Tektronix	844,000	23,809,240	Agencies, valued at $97,495,000)
			(Cost $95,115,000)		95,115,000
		87,812,384

Distribution - 0.9%
Benchmark Electronics[a]	395,000	13,283,850
Nu Horizons Electronics[a,b]	1,278,134	12,909,153

		26,193,003

46 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

Royce Micro-Cap Fund

	VALUE		SHARES	VALUE
REPURCHASE AGREEMENTS (continued)		COMMON STOCKS – 87.9%
Lehman Brothers (Tri-Party),
4.05% dated 12/30/05, due 1/3/06,		Consumer Products – 1.7%
maturity value $125,056,250 (collateralized		Food/Beverage/Tobacco - 0.4%
by obligations of various U.S. Government		Green Mountain Coffee Roasters[a]	42,600	$1,729,560
Agencies, valued at $127,560,339)		†Jones Soda[a],[c]	178,900	966,060
(Cost $125,000,000)	$125,000,000
				2,695,620
TOTAL REPURCHASE AGREEMENTS
(Cost $220,115,000)	220,115,000	Sports and Recreation - 0.4%
		Arctic Cat	129,200	2,591,752
COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.7%
U.S. Treasury Notes		Other Consumer Products - 0.9%
3.875% due 5/15/10	85	RC2 Corporation[a]	133,700	4,749,024
U.S. Treasury Bonds		Radica Games	122,000	1,089,460
5.375%-7.125% due 2/15/23-2/15/31	1,350,058
Money Market Funds				5,838,484
AIM Liquid Assets Institutional Fund	9,690,478
AIM Treasury Assets Institutional Fund	5,886,044	Total (Cost $6,694,321)		11,125,856
Janus Institutional Money Market Fund	2,572,885
		Consumer Services – 4.2%
TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED		Leisure and Entertainment - 1.4%
(Cost $19,499,550)	19,499,550	Dover Downs Gaming & Entertainment	148,000	2,094,200
		Multimedia Games[a]	335,700	3,105,225
TOTAL INVESTMENTS – 100.5%		New Frontier Media[a]	652,100	4,258,213
(Cost $2,081,358,010)	2,782,826,825
				9,457,638
LIABILITIES LESS CASH
AND OTHER ASSETS – (0.5)%	(14,081,708)	Restaurants and Lodgings - 0.3%
		Benihana Cl. Aa	92,585	2,133,158
NET ASSETS – 100.0%	$2,768,745,117
		Retail Stores - 2.5%
		Buckle (The)	136,000	4,384,640
		Cache[a]	194,250	3,364,410
		Cato Corporation Cl. A	249,300	5,347,485
		†Charlotte Russe Holding[a]	82,600	1,720,558
		Duckwall-ALCO Stores[a]	83,950	1,917,418

				16,734,511

		Total (Cost $19,103,106)		28,325,307

		Financial Intermediaries – 5.7%
		Banking - 1.0%
		Bancorp (The)[a]	45,370	771,290
		Canadian Western Bank	186,000	5,729,846

				6,501,136

		Insurance - 4.4%
		American Safety Insurance Holdings[a]	257,500	4,307,975
		Argonaut Group[a]	271,100	8,883,947
		Baldwin & Lyons Cl. B	29,750	722,925
		NYMAGIC	162,900	4,038,291
		Navigators Group[a]	132,100	5,760,881
		PXRE Group	159,100	2,061,936
		United Fire & Casualty Company	100,000	4,043,000

				29,818,955

		Securities Brokers - 0.3%
		Sanders Morris Harris Group	109,600	1,796,344

		Total (Cost $19,750,513)		38,116,435

		Financial Services – 0.9%
		Investment Management - 0.5%
		ADDENDA Capital	103,500	2,800,185
		Westwood Holdings Group	40,300	734,266

				3,534,451

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	|	47

SCHEDULES OF INVESTMENTS

Royce Micro-Cap Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Financial Services (continued)			Building Systems and Components - 2.7%
Other Financial Services - 0.4%			Aaon[a]	189,100	$3,388,672
Electro Rent[a]	186,500	$2,780,715	†Cavco Industries[a]	48,101	1,841,306
			Drew Industries[a]	288,400	8,129,996
Total (Cost $5,098,776)		6,315,166	LSI Industries	295,250	4,623,615

Health – 12.8%					17,983,589
Commercial Services - 0.9%
Discovery Partners International[a]	255,000	675,750	Construction Materials - 0.1%
First Consulting Group[a]	629,729	3,696,509	Synalloy Corporation[a]	80,700	844,445
Hooper Holmes	633,000	1,614,150
			Industrial Components - 1.4%
		5,986,409	Intermagnetics General[a]	166,700	5,317,730
			Powell Industries[a]	220,900	3,967,364
Drugs and Biotech - 5.8%
†Barrier Therapeutics[a]	239,100	1,960,620			9,285,094
†Cardiome Pharma[a]	226,400	2,286,640
Cell Genesys[a]	502,500	2,979,825	Machinery - 1.8%
Cerus Corporation[a]	405,000	4,110,750	Cascade Corporation	20,800	975,728
Compugen[a]	326,000	1,388,760	Key Technology[a]	256,483	3,293,242
Durect Corporation[a]	246,800	1,251,276	Pason Systems	309,300	7,689,595
DUSA Pharmaceuticals[a]	53,200	572,964
†Dyax Corporation[a]	415,700	2,190,739			11,958,565
Gene Logic[a]	728,575	2,440,726
Lexicon Genetics[a]	810,400	2,957,960	Metal Fabrication and Distribution - 4.8%
Myriad Genetics[a]	148,600	3,090,880	†Harris Steel Group	352,800	7,921,270
Nuvelo[a]	173,600	1,407,896	†Metal Management	233,500	5,431,210
Orchid Cellmark[a]	431,300	3,277,880	NN	55,700	590,420
VIVUS[a]	1,219,400	3,609,424	†Novamerican Steel[a]	168,400	6,628,392
Zila[a]	1,449,300	5,579,805	†Olympic Steel[a]	234,400	5,824,840
			RTI International Metals[a]	40,000	1,518,000
		39,106,145	†Steel Technologies	156,400	4,377,636

Health Services - 1.1%					32,291,768
HMS Holdings[a]	95,000	726,750
†Horizon Health[a]	141,100	3,193,093	Other Industrial Products - 1.0%
U.S. Physical Therapy[a]	196,300	3,625,661	Color Kinetics[a]	154,000	2,216,060
			†Distributed Energy Systems[a]	271,400	2,051,784
		7,545,504	Peerless Manufacturing[a],[b]	156,400	2,737,000

Medical Products and Devices - 4.0%					7,004,844
Adeza Biomedical[a]	71,700	1,509,285	Total (Cost $60,527,837)
Bruker BioSciences[a]	1,242,000	6,036,120			81,228,916
Caliper Life Sciences[a]	236,600	1,391,208
†Exactech[a]	155,958	1,784,160	Industrial Services – 7.3%
Medical Action Industries[a]	84,300	1,723,092	Commercial Services - 3.4%
Merit Medical Systems[a]	172,000	2,088,080	BB Holdings	950,799	6,436,909
NMT Medical[a]	153,200	2,451,200	Bennett Environmental[a]	225,000	697,500
OrthoLogic Corporation[a]	256,500	1,256,850	†Collectors Universe[a]	274,205	4,420,185
†Possis Medical[a]	274,800	2,734,260	CorVel Corporation[a]	60,700	1,152,693
Synovis Life Technologies[a]	136,800	1,372,104	Exponent[a]	274,317	7,785,116
Vital Signs	28,300	1,211,806	†PDI[a]	165,700	2,236,950
Young Innovations	99,150	3,379,032	RCM Technologies[a]	79,200	403,920

		26,937,197			23,133,273

Personal Care - 1.0%			Food and Tobacco Processors - 0.9%
Lifeline Systems[a]	96,700	3,535,352	Omega Protein[a]	329,800	2,212,958
Nutraceutical International[a]	240,100	3,253,355	Zapata Corporation[a]	673,600	3,886,672

		6,788,707			6,099,630

Total (Cost $72,939,289)		86,363,962	Printing - 0.8%
			†Courier Corporation	84,132	2,889,093
Industrial Products – 12.1%			Ennis	139,500	2,534,715
Automotive - 0.3%
Wescast Industries Cl. A	123,100	1,860,611			5,423,808

			Transportation and Logistics - 2.2%
			Marten Transport[a]	208,050	3,790,671
			Patriot Transportation Holding[a]	74,800	4,853,024
			Vitran Corporation Cl. Aa	308,050	6,068,585

					14,712,280

			Total (Cost $34,407,690)		49,368,991

48	|	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE

Natural Resources – 21.1%			OSI Systems[a]	152,100	$2,797,119
Energy Services - 7.8%			Perceptron[a]	212,600	1,505,208
Dawson Geophysical[a]	146,367	$4,511,031	Performance Technologies[a]	301,900	2,472,561
†Enerflex Systems	96,300	2,223,487	Richardson Electronics	442,500	3,208,125
Gulf Island Fabrication	251,900	6,123,689	Rimage Corporation[a]	97,500	2,825,550
Input/Output [a]	719,000	5,054,570	TTM Technologies[a]	577,500	5,428,500
†OYO Geospace[a]	107,900	3,070,834
RPC	157,500	4,148,550			29,969,043
†TGC Industries[a]	386,700	2,629,560
Tesco Corporation[a]	552,300	10,217,550	Distribution - 0.2%
TETRA Technologies[a]	171,000	5,218,920	Jaco Electronics[a],[b]	339,050	1,156,161
Total Energy Services Trust	394,500	5,759,099
†Western Lakota Energy Services[a]	246,400	3,679,732	Internet Software and Services - 1.0%
			CryptoLogic	178,700	3,500,733
		52,637,022	Inforte Corporation	360,800	1,425,160
			†Packeteer[a]	247,400	1,922,298
Oil and Gas - 2.1%
Edge Petroleum[a]	165,700	4,127,587			6,848,191
Pioneer Drilling Company[a]	305,600	5,479,408
Savanna Energy Services[a]	169,500	4,170,244	IT Services - 1.0%
			answerthink[a]	325,300	1,382,525
		13,777,239	Forrester Research[a]	277,800	5,208,750

Precious Metals and Mining - 10.8%					6,591,275
African Platinum[a]	3,400,000	1,301,559
Alamos Gold[a],[c]	1,201,200	6,789,009	Semiconductors and Equipment - 3.1%
Eldorado Gold[a]	780,000	3,822,000	Advanced Energy Industries[a]	284,000	3,359,720
†Entree Gold[a]	1,150,500	1,783,275	Cascade Microtech[a]	194,100	2,445,660
Etruscan Resources[a]	2,609,400	3,591,587	CEVA[a]	418,900	2,622,314
Gammon Lake Resources[a]	731,900	8,709,610	MIPS Technologies[a]	275,400	1,564,272
Golden Star Resources[a],[c]	741,900	1,958,616	PDF Solutions[a]	160,900	2,614,625
Hecla Mining Company[a]	729,500	2,961,770	Semitool[a]	329,300	3,582,784
Kingsgate Consolidated	581,108	1,959,649	†Staktek Holdings[a]	302,000	2,246,880
Metallica Resources[a]	3,058,100	5,688,066	White Electronic Designs[a]	459,600	2,348,556
Minefinders Corporation[a]	542,400	2,787,936
Miramar Mining[a]	621,500	1,553,750			20,784,811
Northern Orion Resources[a]	1,978,400	6,548,504
NovaGold Resources[a]	664,100	6,043,310	Software - 3.7%
Silver Standard Resources[a]	336,600	5,153,346	InterVideo[a]	263,800	2,783,090
Spur Ventures[a]	1,027,200	1,139,910	iPass[a]	732,500	4,805,200
Western Silver[a]	677,600	7,629,776	†Omnicell[a]	190,000	2,270,500
Yamana Gold[a]	528,800	3,495,368	PLATO Learning[a]	734,925	5,835,305
			SCO Group (The)[a],[c]	493,100	1,947,745
		72,917,041	Transaction Systems Architects Cl. Aa	193,300	5,565,107
			†Unica Corporation[a]	157,000	1,891,850
Real Estate - 0.4%
Kennedy-Wilson[a]	208,900	2,820,150			25,098,797

Total (Cost $79,385,505)		142,151,452	Telecommunications - 1.9%
			Anaren[a]	192,900	3,015,027
Technology – 17.2%			Atlantic Tele-Network	75,000	3,142,500
Aerospace and Defense - 1.9%			Captaris[a]	304,000	1,121,760
†Axsys Technologies[a]	106,500	1,911,675	Globecomm Systems[a]	375,800	2,318,686
Cubic Corporation	63,700	1,271,452	KVH Industries[a]	96,400	942,792
Ducommun[a]	204,600	4,370,256	PC-Tel[a]	236,600	2,072,616
Integral Systems	173,100	3,264,666
†TVI Corporation[a]	494,000	1,976,000			12,613,381

		12,794,049	Total (Cost $96,476,665)		115,855,708

Components and Systems - 4.4%			Miscellaneous – 4.9%
Excel Technology[a]	153,900	3,659,742	Total (Cost $32,262,796)		32,865,013
Lowrance Electronics	174,500	4,573,645
MOCON	45,775	426,623	TOTAL COMMON STOCKS
Metrologic Instruments[a]	159,500	3,071,970	(Cost $426,646,498)		591,716,806

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	|	49

SCHEDULES OF INVESTMENTS

Royce Micro-Cap Fund (continued)	Royce Premier Fund

	VALUE		SHARES	VALUE
REPURCHASE AGREEMENTS – 12.6%		COMMON STOCKS – 87.7%
State Street Bank & Trust Company,
4.10% dated 12/30/05, due 1/3/06,		Consumer Products – 11.5%
maturity value $54,760,935 (collateralized		Apparel and Shoes - 3.4%
by obligations of various U.S. Government		Polo Ralph Lauren Cl. A	1,272,500	$71,438,150
Agencies, valued at $56,105,000)		Timberland Company Cl. Aa	2,118,600	68,960,430
(Cost $54,736,000)	$54,736,000
				140,398,580
Lehman Brothers (Tri-Party),
4.05% dated 12/30/05, due 1/3/06,		Home Furnishing and Appliances - 0.8%
maturity value $30,013,500 (collateralized		Ethan Allen Interiors	861,700	31,477,901
by obligations of various U.S. Government
Agencies, valued at $30,614,931)		Sports and Recreation - 5.3%
(Cost $30,000,000)	30,000,000	Thor Industries[b]	2,973,700	119,156,159
		Winnebago Industries[b]	2,946,400	98,056,192
TOTAL REPURCHASE AGREEMENTS
(Cost $84,736,000)	84,736,000			217,212,351

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.6%		Other Consumer Products - 2.0%
U.S. Treasury Bonds		Fossil[a]	2,380,200	51,198,102
5.25%-8.875% due 5/15/17-5/15/30	4,118,020	Matthews International Cl. A	800,700	29,153,487
U.S. Treasury Notes
3.875% due 9/15/10	198,298			80,351,589

TOTAL COLLATERAL RECEIVED		Total (Cost $359,456,411)		469,440,421
FOR SECURITIES LOANED
(Cost $4,316,318)	4,316,318	Consumer Services – 5.1%
		Direct Marketing - 1.8%
TOTAL INVESTMENTS – 101.1%		Nu Skin Enterprises Cl. Ab	4,086,500	71,840,670
(Cost $515,698,816)	680,769,124
		Retail Stores - 3.3%
LIABILITIES LESS CASH		Big Lots[a]	3,722,500	44,707,225
AND OTHER ASSETS – (1.1)%	(7,093,105)	Charming Shoppes[a]	1,860,100	24,553,320
		Claire’s Stores	1,043,700	30,496,714
NET ASSETS – 100.0%	$673,676,019	Pier 1 Imports	3,954,000	34,518,420

				134,275,879

		Total (Cost $216,236,632)		206,116,549

		Financial Intermediaries – 7.6%
		Insurance - 5.3%
		Alleghany Corporation[a]	300,186	85,252,824
		Erie Indemnity Company Cl. A	1,249,200	66,457,440
		ProAssurance Corporation[a]	777,500	37,817,600
		Wesco Financial	73,400	28,259,000

				217,786,864

		Other Financial Intermediaries - 2.3%
		TSX Group	2,284,000	92,012,319

		Total (Cost $186,141,897)		309,799,183

		Financial Services – 1.8%
		Information and Processing - 0.7%
		Interactive Data	1,359,100	30,865,161

		Investment Management - 1.1%
		†Federated Investors Cl. B	1,189,700	44,066,488

		Total (Cost $60,661,410)		74,931,649

		Health – 6.8%
		Drugs and Biotech - 4.0%
		Endo Pharmaceuticals Holdings[a]	3,604,250	109,064,605
		Perrigo Company	3,633,100	54,169,521

				163,234,126

		Medical Products and Devices - 2.8%
		Arrow International	1,116,825	32,376,757
		IDEXX Laboratories[a]	552,300	39,754,554
		Viasys Healthcare[a],[b]	1,656,900	42,582,330

				114,713,641

		Total (Cost $196,776,987)		277,947,767

50	|	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE

Industrial Products – 16.9%			MAXIMUS	732,600	$26,879,094
Automotive - 1.2%			Perot Systems Cl. Aa	3,770,900	53,320,526
Adesa	1,960,000	$47,863,200
					133,690,382
Building Systems and Components - 2.4%
Simpson Manufacturing[b]	2,713,400	98,632,090	Semiconductors and Equipment - 2.6%
			Cabot Microelectronics[a],[b],[c]	2,030,800	59,563,364
Construction Materials - 1.7%			Cognex Corporation	1,632,000	49,106,880
Florida Rock Industries	1,392,475	68,314,824
					108,670,244
Machinery - 5.0%
Lincoln Electric Holdings[b]	2,769,597	109,842,217	Software - 0.9%
National Instruments	1,304,087	41,795,988	Fair Isaac	813,000	35,910,210
Woodward Governor Company[b]	640,604	55,098,350
			Telecommunications - 2.4%
		206,736,555	†Foundry Networks[a]	4,889,900	67,529,519
			West Corporation[a]	771,600	32,522,940
Metal Fabrication and Distribution - 6.6%
IPSCO	1,823,600	151,322,328			100,052,459
†Reliance Steel & Aluminum	1,114,900	68,142,688
Schnitzer Steel Industries Cl. Ab	1,591,300	48,677,867	Total (Cost $425,559,877)		556,355,259

		268,142,883	Miscellaneous – 1.2%
			Total (Cost $49,371,789)		49,067,165
Total (Cost $388,134,624)		689,689,552
			TOTAL COMMON STOCKS
Industrial Services – 7.3%			(Cost $2,378,091,388)		3,581,409,310
Engineering and Construction - 1.4%
Dycom Industries[a],[b]	2,578,300	56,722,600	REPURCHASE AGREEMENTS – 12.3%
			State Street Bank & Trust Company,
Industrial Distribution - 1.8%			4.10% dated 12/30/05, due 1/3/06,
Ritchie Bros. Auctioneers[b]	1,776,200	75,044,450	maturity value $259,921,355 (collateralized
			by obligations of various U.S. Government
Transportation and Logistics - 4.1%			Agencies, valued at $266,299,738)
†Arkansas Best[b]	1,785,302	77,981,991	(Cost $259,803,000)		259,803,000
EGL[a],[b]	2,393,600	89,927,552
			Lehman Brothers (Tri-Party),
		167,909,543	4.05% dated 12/30/05, due 1/3/06,
			maturity value $240,108,000 (collateralized
Total (Cost $182,969,622)		299,676,593	by obligations of various U.S. Government
			Agencies, valued at $244,910,267)
Natural Resources – 15.9%			(Cost $240,000,000)		240,000,000
Energy Services - 6.8%
Ensign Energy Services	3,551,500	143,349,288	TOTAL REPURCHASE AGREEMENTS
			(Cost $499,803,000)		499,803,000
Trican Well Service[a]	2,765,200	133,211,063
			COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.1%
		276,560,351	U.S. Treasury Bonds
			5.50% due 8/15/28		234,906
Oil and Gas - 3.5%			U.S. Treasury Strip-Principal
Cimarex Energy[a]	1,097,200	47,190,572	due 11/15/27		5,026,266
Unit Corporation[a]	1,761,900	96,957,357	U.S. Treasury Strip-Interest
			due 2/15/09		326,746
		144,147,929
			TOTAL COLLATERAL RECEIVED FOR
Precious Metals and Mining - 5.6%			SECURITIES LOANED
Glamis Gold[a]	3,929,100	107,971,668	(Cost $5,587,918)		5,587,918
Meridian Gold[a]	3,347,000	73,198,890
†Pan American Silver[a]	2,469,800	46,506,334	TOTAL INVESTMENTS – 100.1%
			(Cost $2,883,482,306)		4,086,800,228
		227,676,892
			LIABILITIES LESS CASH
Total (Cost $312,782,139)		648,385,172	AND OTHER ASSETS – (0.1)%		(2,495,946)

Technology – 13.6%			NET ASSETS – 100.0%		$4,084,304,282
Aerospace and Defense - 0.3%
Curtiss-Wright	204,000	11,138,400

Components and Systems - 3.1%
Dionex Corporation[a],[b]	1,072,500	52,638,300
†Tektronix	1,569,400	44,272,774
Zebra Technologies Cl. Aa	691,400	29,626,490

		126,537,564

Distribution - 1.0%
†Benchmark Electronics[a]	1,200,000	40,356,000

IT Services - 3.3%
Gartner Cl. Aa	2,898,600	37,391,940
Keane[a]	1,462,200	16,098,822

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	|	51

SCHEDULES OF INVESTMENTS

Royce Low-Priced Stock Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 91.5%			Other Consumer Services - 0.9%
			Corinthian Colleges[a]	2,434,550	$28,678,999
Consumer Products – 7.8%			MoneyGram International	355,000	9,258,400
Apparel and Shoes - 1.7%
K-Swiss Cl. A	827,000	$26,827,880			37,937,399
Steven Madden	94,900	2,773,927
Oakley	1,502,800	22,076,132	Total (Cost $336,404,032)		377,158,358
Stride Rite	1,029,200	13,955,952
			Financial Intermediaries – 3.8%
		65,633,891	Banking - 0.1%
			Bancorp (The)[a]	245,870	4,179,790
Collectibles - 0.4%
Topps Company (The)[b]	2,155,316	16,013,998	Insurance - 2.6%
			Argonaut Group[a]	854,900	28,015,073
Food/Beverage/Tobacco - 0.2%			Aspen Insurance Holdings	803,000	19,007,010
Boston Beer Company Cl. Aa	242,800	6,070,000	CNA Surety[a]	770,100	11,220,357
			NYMAGIC	361,500	8,961,585
Home Furnishing and Appliances - 1.7%			Navigators Group[a]	350,200	15,272,222
La-Z-Boy	950,900	12,894,204	Ohio Casualty	235,500	6,669,360
Natuzzi ADR[b]	2,768,800	19,381,600	Phoenix Companies (The)	271,300	3,700,532
Select Comfort[a]	1,293,400	35,374,490	PXRE Group	485,800	6,295,968

		67,650,294			99,142,107

Publishing - 0.5%			Securities Brokers - 0.5%
Journal Communications Cl. A	1,260,500	17,583,975	Knight Capital Group Cl. Aa	2,039,900	20,174,611

Sports and Recreation - 2.0%			Other Financial Intermediaries - 0.6%
Arctic Cat[b]	1,298,360	26,045,102	TSX Group	605,000	24,372,790
Callaway Golf Company	2,417,200	33,454,048
Monaco Coach	965,650	12,843,145	Total (Cost $96,858,588)		147,869,298
Sturm, Ruger & Company	941,800	6,602,018
			Financial Services – 2.1%
		78,944,313	Information and Processing - 1.9%
			eFunds Corporation[a],[b]	3,241,700	75,985,448
Other Consumer Products - 1.3%
Fossil[a]	1,855,800	39,918,258	Other Financial Services - 0.2%
Leapfrog Enterprises[a],[c]	962,600	11,214,290	†MarketAxess Holdings[a],[c]	617,500	7,058,025

		51,132,548	Total (Cost $49,874,424)		83,043,473

Total (Cost $278,308,311)		303,029,019	Health – 11.3%
			Commercial Services - 0.3%
Consumer Services – 9.6%			Discovery Partners International[a],[b]	2,409,200	6,384,380
Direct Marketing - 1.5%			Hooper Holmes	2,290,900	5,841,795
Nu Skin Enterprises Cl. A	3,342,900	58,768,182
					12,226,175
Leisure and Entertainment - 0.7%
4Kids Entertainment[a],[b]	671,600	10,537,404	Drugs and Biotech - 7.4%
Multimedia Games[a]	1,302,438	12,047,551	Applera Corporation- Celera Genomics Group[a]	303,400	3,325,264
New Frontier Media[a]	566,900	3,701,857	Cell Genesys[a],[b],[c]	3,345,004	19,835,874
			Connetics Corporation[a]	543,200	7,849,240
		26,286,812	†Dendreon Corporation[a],[c]	1,966,000	10,655,720
			Elan Corporation ADR[a]	2,606,100	36,302,973
Restaurants and Lodgings - 1.5%			Endo Pharmaceuticals Holdings[a]	2,489,200	75,323,192
Applebee’s International	761,000	17,190,990	Exelixis[a]	607,600	5,723,592
Ruby Tuesday	943,500	24,427,215	Lexicon Genetics[a],[b]	4,071,100	14,859,515
Ryan’s Restaurant Group[a]	1,338,900	16,147,134	Martek Biosciences[a]	50,000	1,230,500
			Maxygen[a]	840,200	6,309,902
		57,765,339	Myriad Genetics[a]	1,119,200	23,279,360
			†Orchid Cellmark[a],[b]	1,543,800	11,732,880
Retail Stores - 5.0%			Perrigo Company	4,044,300	60,300,513
AnnTaylor Stores[a]	555,000	19,158,600	QLT[a]	613,400	3,901,224
Big Lots[a]	2,309,700	27,739,497	VIVUS[a],[b]	3,638,300	10,769,368
Buckle (The)	553,900	17,857,736
Cache[a],[b]	1,032,300	17,879,436			291,399,117
Cato Corporation Cl. A	547,350	11,740,657
Charming Shoppes[a]	2,322,300	30,654,360
Circuit City Stores	166,300	3,756,717
Claire’s Stores	1,317,200	38,488,584
Hibbett Sporting Goods[a]	110,137	3,136,702
Pier 1 Imports	2,976,900	25,988,337

		196,400,626

52	|	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE

Health (continued)			Insituform Technologies Cl. Aa,[b]	1,959,800	$37,961,326
Health Services - 0.6%			Palm Harbor Homes[a],[b],[c]	1,498,300	28,168,040
Cross Country Healthcare[a]	745,500	$13,254,990
MedQuist[a]	750,200	9,114,930			104,358,766

		22,369,920	Food and Tobacco Processors - 0.3%
			Omega Protein[a],[b]	1,844,500	12,376,595
Medical Products and Devices - 2.9%
Bioveris Corporation[a],[b]	2,343,400	10,709,338	Printing - 0.3%
Bruker BioSciences[a],[b]	6,009,800	29,207,628	Ennis	622,500	11,310,825
Caliper Life Sciences[a]	1,273,000	7,485,240
CONMED Corporation[a]	205,500	4,862,130	Transportation and Logistics - 0.8%
Medical Action Industries[a]	489,500	10,005,380	Heartland Express	650,000	13,188,500
Possis Medical[a],[b]	1,134,000	11,283,300	Werner Enterprises	925,000	18,222,500
Thoratec Corporation[a]	1,248,000	25,821,120
Viasys Healthcare[a]	477,200	12,264,040			31,411,000

		111,638,176	Total (Cost $161,346,033)		200,922,478

Personal Care - 0.1%			Natural Resources – 19.5%
Helen of Troy[a]	288,100	4,641,291	Energy Services - 5.5%
			Core Laboratories[a]	50,000	1,868,000
Total (Cost $395,166,084)		442,274,679	Ensign Energy Services	1,775,000	71,644,372
			Global Industries[a]	752,050	8,535,768
Industrial Products – 10.2%			Input/Output[a],[b]	6,393,500	44,946,305
Automotive - 1.4%			Oil States International[a]	336,200	10,650,816
Adesa	2,050,500	50,073,210	Tesco Corporation[a],[b]	2,279,500	42,170,750
LKQ Corporation[a]	99,100	3,430,842	TETRA Technologies[a]	484,700	14,793,044
			Total Energy Services Trust	908,900	13,268,556
		53,504,052	Veritas DGC[a]	181,300	6,434,337

Building Systems and Components - 0.2%					214,311,948
Aaon[a]	347,500	6,227,200
			Oil and Gas - 2.4%
Industrial Components - 0.2%			St. Mary Land & Exploration Company	628,000	23,116,680
Powell Industries[a]	503,000	9,033,880	Unit Corporation[a]	1,324,500	72,887,235

Machinery - 1.5%					96,003,915
Lincoln Electric Holdings	487,800	19,346,148
Pason Systems	1,651,600	41,060,897	Precious Metals and Mining - 11.6%
			African Platinum[a]	16,607,468	6,357,530
		60,407,045	Agnico-Eagle Mines	3,185,000	62,935,600
			†Alamos Gold[a],[c]	1,758,100	9,936,528
Metal Fabrication and Distribution - 5.3%			Apex Silver Mines[a],[c]	1,447,000	23,007,300
Harris Steel Group[b]	1,775,700	39,869,044	Eldorado Gold[a]	3,820,100	18,718,490
IPSCO	937,200	77,768,856	Gammon Lake Resources[a]	2,516,300	29,943,970
Metal Management[b]	2,311,900	53,774,794	Glamis Gold[a]	2,694,100	74,033,868
†Olympic Steel[a],[b]	770,200	19,139,470	Golden Star Resources[a]	1,838,200	4,852,848
Schnitzer Steel Industries Cl. A	592,200	18,115,398	Hecla Mining Company[a],[b]	9,691,600	39,347,896
			Meridian Gold[a]	3,184,400	69,642,828
		208,667,562	Minefinders Corporation[a],[b]	2,064,300	10,610,502
			Northern Orion Resources[a],[b]	8,706,600	28,818,846
Specialty Chemicals and Materials - 0.8%			†Pan American Silver[a]	1,461,800	27,525,694
Schulman (A.)	1,356,600	29,194,032	Silver Standard Resources[a],[b]	3,019,500	46,228,545

Other Industrial Products - 0.8%					451,960,445
Color Kinetics[a]	823,500	11,850,165
Steelcase Cl. A	1,141,500	18,069,945	Total (Cost $451,785,569)		762,276,308

		29,920,110	Technology – 17.3%
			Aerospace and Defense - 0.3%
Total (Cost $254,676,563)		396,953,881	Integral Systems[b]	549,500	10,363,570

Industrial Services – 5.1%			Components and Systems - 2.5%
Commercial Services - 1.0%			Energy Conversion Devices[a]	100,000	4,075,000
CBIZ[a]	907,500	5,463,150	KEMET Corporation[a]	1,378,800	9,748,116
Copart[a]	210,143	4,845,898	Methode Electronics	955,700	9,528,329
Exponent[a]	200,200	5,681,676	TTM Technologies[a]	1,834,100	17,240,540
FTI Consulting[a]	458,700	12,586,728	Technitrol	1,887,100	32,269,410
PDI[a]	606,900	8,193,150	Tektronix	957,300	27,005,433
Spherion Corporation[a]	469,000	4,694,690
					99,866,828
		41,465,292

Engineering and Construction - 2.7%
Dycom Industries[a]	1,737,700	38,229,400

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	|	53

SCHEDULES OF INVESTMENTS

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE		VALUE
Technology (continued)			REPURCHASE AGREEMENTS – 9.0%
Internet Software and Services - 1.4%			State Street Bank & Trust Company,
CryptoLogic[b]	705,675	$13,824,173	4.10% dated 12/30/05, due 1/3/06,
RealNetworks[a]	5,108,900	39,645,064	maturity value $192,408,613 (collateralized
			by obligations of various U.S. Government
		53,469,237	Agencies, valued at $197,132,756)
			(Cost $192,321,000)	$192,321,000
IT Services - 3.2%
CIBER[a]	323,700	2,136,420	Lehman Brothers (Tri-Party),
Forrester Research[a]	981,000	18,393,750	4.05% dated 12/30/05, due 1/3/06,
MAXIMUS	237,900	8,728,551	maturity value $160,072,000 (collateralized
Perot Systems Cl. Aa	4,707,000	66,556,980	by obligations of various U.S. Government
Syntel	1,402,400	29,211,992	Agencies, valued at $163,275,646)
			(Cost $160,000,000)	160,000,000
		125,027,693
			TOTAL REPURCHASE AGREEMENTS
Semiconductors and Equipment - 3.6%			(Cost $352,321,000)	352,321,000
Brooks Automation[a]	495,504	6,208,665
Catalyst Semiconductor[a]	496,200	2,406,570
CEVA[a],[b]	1,306,800	8,180,568	COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.9%
Cognex Corporation	70,000	2,106,300	U.S. Treasury Bonds
Credence Systems[a]	2,655,000	18,478,800	3.875%-9.25% due 2/15/16-2/15/31	29,609,635
DSP Group[a]	59,000	1,478,540	U.S. Treasury Notes
DTS[a]	238,300	3,526,840	2.00%-3.875% due 5/15/10-1/15/14	5,300,982
ESS Technology[a],[b]	2,258,900	7,748,027	U.S. Treasury Strip-Principal
Entegris[a]	1,715,300	16,158,126	due 11/15/27	395,208
Exar Corporation[a]	1,412,464	17,684,049	U.S. Treasury Strip-Interest
Fairchild Semiconductor International Cl. Aa	1,292,500	21,856,175	due 2/15/09	23,066
MKS Instruments[a]	311,900	5,579,891
OmniVision Technologies[a]	463,400	9,249,464	TOTAL COLLATERAL RECEIVED FOR
Semitool[a]	1,073,233	11,676,775	SECURITIES LOANED
Sigmatel[a]	650,000	8,515,000	(Cost $35,328,891)	35,328,891

		140,853,790	TOTAL INVESTMENTS – 101.4%
			(Cost $3,155,295,171)	3,963,152,163
Software - 3.1%
iPass[a],[b]	3,288,600	21,573,216	LIABILITIES LESS CASH
Macrovision Corporation[a]	200,000	3,346,000	AND OTHER ASSETS – (1.4)%	(53,763,070)
ManTech International Cl. Aa	837,900	23,343,894
PLATO Learning[a],[b]	1,336,312	10,610,317	NET ASSETS – 100.0%	$3,909,389,093
SPSS[a]	189,272	5,854,183
THQ[a]	312,500	7,453,125
Transaction Systems Architects Cl. Aa	1,645,400	47,371,066

		119,551,801

Telecommunications - 3.2%
CommScope[a]	700,700	14,105,091
Foundry Networks[a]	4,543,200	62,741,592
KVH Industries[a],[b]	1,202,200	11,757,516
†Novatel Wireless[a],[c]	455,500	5,516,105
PC-Tel[a],[b]	1,358,600	11,901,336
Premiere Global Services[a]	500,000	4,065,000
ViaSat[a]	263,300	7,038,009
West Corporation[a]	240,000	10,116,000

		127,240,649

Total (Cost $578,268,642)		676,373,568

Miscellaneous – 4.8%
Total (Cost $164,957,034)		185,601,210

TOTAL COMMON STOCKS
(Cost $2,767,645,280)		3,575,502,272

54	|	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

Royce Total Return Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 85.7%			Consumer Services – 6.8%
			Direct Marketing - 0.2%
Consumer Products – 5.6%			Nu Skin Enterprises Cl. A	641,100	$11,270,538
Apparel and Shoes - 1.7%
Kenneth Cole Productions Cl. A	176,000	$4,488,000	Leisure and Entertainment - 0.6%
Cutter & Buck	80,976	904,502	†Carmike Cinemas[b]	689,000	17,473,040
Delta Apparel[b]	648,495	10,084,097	Dover Downs Gaming & Entertainment	217,100	3,071,965
Jones Apparel Group	592,000	18,186,240	International Speedway Cl. A	155,300	7,438,870
K-Swiss Cl. A	245,490	7,963,696	Regal Entertainment Group Cl. A	396,300	7,537,626
Polo Ralph Lauren Cl. A	403,500	22,652,490
Reebok International	21,400	1,246,122			35,521,501
Stride Rite	345,300	4,682,268
Timberland Company Cl. Aa	460,735	14,996,924	Media and Broadcasting - 0.1%
Wolverine World Wide	398,000	8,939,080	Nelson (Thomas)	47,200	1,163,480

		94,143,419	Restaurants and Lodgings - 2.4%
			Applebee’s International	975,200	22,029,768
Collectibles - 0.2%			Bob Evans Farms	800,400	18,457,224
Russ Berrie & Company	727,700	8,310,334	CBRL Group	512,915	18,028,962
Topps Company (The)	631,154	4,689,474	CEC Entertainment[a]	821,270	27,956,031
			IHOP Corporation	368,630	17,292,433
		12,999,808	Lone Star Steakhouse & Saloon	546,107	12,964,580
			Outback Steakhouse	39,300	1,635,273
Food/Beverage/Tobacco - 0.5%			Ruby Tuesday	590,700	15,293,223
Hershey Creamery Company	173	346,000	Ryan’s Restaurant Group[a]	165,900	2,000,754
Lancaster Colony	241,500	8,947,575
J.M. Smucker Company (The)	255,200	11,228,800			135,658,248
Tootsie Roll Industries	218,205	6,312,671
			Retail Stores - 3.2%
		26,835,046	Big Lots[a]	602,500	7,236,025
			Borders Group	487,325	10,560,333
Home Furnishing and Appliances - 1.5%			Buckle (The)	322,850	10,408,684
American Woodmark	85,822	2,127,527	Cato Corporation Cl. A	547,490	11,743,661
Ethan Allen Interiors	689,295	25,179,946	Claire’s Stores	599,540	17,518,559
Fedders Corporation	1,435,700	2,469,404	Deb Shops	546,684	16,252,915
Flexsteel Industries	221,013	3,158,276	Dress Barn (The)[a]	681,021	26,294,221
Furniture Brands International	626,800	13,996,444	Finish Line (The) Cl. A	93,075	1,621,367
La-Z-Boy	1,707,300	23,150,988	Movie Gallery	53,365	299,378
Natuzzi ADR	1,426,400	9,984,800	Payless ShoeSource[a]	779,300	19,560,430
Stanley Furniture Company	220,724	5,116,382	Pep Boys - Manny, Moe & Jack	642,500	9,566,825
			Pier 1 Imports	1,404,100	12,257,793
		85,183,767	Talbots	305,500	8,499,010
			Tiffany & Co.	626,200	23,977,198
Publishing - 0.4%			Weis Markets	65,600	2,823,424
Journal Communications Cl. A	762,450	10,636,178
McClatchy Company (The) Cl. A	64,000	3,782,400			178,619,823
Reader’s Digest Association	436,100	6,637,442
			Other Consumer Services - 0.3%
		21,056,020	Jackson Hewitt Tax Service	128,390	3,557,687
			MoneyGram International	439,000	11,449,120
Sports and Recreation - 0.9%
Callaway Golf Company	968,400	13,402,656			15,006,807
Monaco Coach	266,100	3,539,130
Polaris Industries	137,900	6,922,580	Total (Cost $341,055,055)		377,240,397
Sturm, Ruger & Company	812,400	5,694,924
Thor Industries	117,110	4,692,598	Financial Intermediaries – 15.9%
Winnebago Industries	400,880	13,341,286	Banking - 4.1%
			Anchor BanCorp Wisconsin	266,200	8,076,508
		47,593,174	Arrow Financial	272,989	7,138,662
			BOK Financial	462,675	21,019,325
Other Consumer Products - 0.4%			Bancorp Rhode Island	210,600	7,012,980
Blyth	158,600	3,322,670	Bank of Hawaii	191,700	9,880,218
Burnham Holdings Cl. A	14,912	319,117	Bank of NT Butterfield	134,090	6,248,594
Matthews International Cl. A	263,800	9,604,958	Boston Private Financial Holdings	258,500	7,863,570
Starrett (L.S.) Company Cl. Ab	444,000	6,899,760	Canadian Western Bank	441,600	13,603,764
WD-40 Company	66,185	1,738,018	Central Pacific Financial	20,000	718,400

		21,884,523

Total (Cost $307,619,514)		309,695,757

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	|	55

SCHEDULES OF INVESTMENTS

Royce Total Return Fund (continued)

	SHARES	VALUE		SHARES	VALUE

Financial Intermediaries (continued)			Zenith National Insurance	509,460	$23,496,295
Banking (continued)
Chittenden Corporation	302,625	$8,416,001			462,450,914
Fauquier Bankshares[b]	251,200	6,154,400
First National Bank Alaska	3,110	6,888,650	Real Estate Investment Trusts - 1.9%
HopFed Bancorp	131,000	2,076,350	Capital Trust Cl. A	418,600	12,256,608
Investors Financial Services	428,000	15,763,240	Cousins Properties	223,500	6,325,050
Mercantile Bankshares	237,500	13,404,500	Essex Property Trust	83,000	7,652,600
†Ocwen Financial[a]	123,600	1,075,320	Friedman, Billings, Ramsey Group Cl. A	1,015,500	10,053,450
Oriental Financial Group	264,395	3,267,922	Gladstone Commercial	4,700	77,503
Park National	77,370	7,941,257	PS Business Parks	168,500	8,290,200
Partners Trust Financial Group	628,100	7,568,605	Plum Creek Timber Company	177,000	6,380,850
Peapack-Gladstone Financial	255,091	7,117,039	Public Storage	195,000	13,205,400
Sterling Bancorp	407,662	8,043,171	Rayonier	707,035	28,175,345
Susquehanna Bancshares	343,500	8,134,080	Vornado Realty Trust	183,100	15,283,357
Timberland Bancorp	134,600	3,157,851
†Whitney Holding	940,600	25,922,936			107,700,363
Wilmington Trust	560,300	21,801,273
			Securities Brokers - 0.5%
		228,294,616	Piper Jaffray Companies[a]	311,000	12,564,400
			Raymond James Financial	334,350	12,594,965
Insurance - 8.4%
Alleghany Corporation[a]	94,044	26,708,496			25,159,365
American Financial Group	344,870	13,211,970
American National Insurance	147,459	17,251,228	Other Financial Intermediaries - 1.0%
AmerUs Group	70,700	4,006,569	†LaBranche & Coa,c	148,000	1,496,280
Argonaut Group[a]	318,000	10,420,860	Student Loan	71,900	15,043,637
Aspen Insurance Holdings	497,000	11,763,990	TSX Group	1,027,400	41,389,429
Assured Guaranty	291,800	7,408,802
Baldwin & Lyons Cl. B	534,811	12,995,907			57,929,346
CNA Surety[a]	594,000	8,654,580
Capital Title Group	413,688	2,287,695	Total (Cost $666,860,690)		881,534,604
Commerce Group	339,120	19,424,794
†E-L Financial	51,588	22,500,436	Financial Services – 8.0%
Endurance Specialty Holdings	104,510	3,746,684	Information and Processing - 0.7%
Erie Indemnity Company Cl. A	457,200	24,323,040	Interactive Data	612,900	13,918,959
Hub International	381,000	9,829,800	SEI Investments Company	694,400	25,692,800
IPC Holdings	272,600	7,463,788
Independence Holding	379,924	7,427,514			39,611,759
Infinity Property & Casualty	212,100	7,892,241
LandAmerica Financial Group	86,000	5,366,400	Insurance Brokers - 1.2%
Leucadia National	524,700	24,902,262	Brown & Brown	888,600	27,137,844
Markel Corporation[a]	53,800	17,057,290	Gallagher (Arthur J.) & Company	828,200	25,574,816
Montpelier Re Holdings	331,100	6,257,790	Hilb Rogal & Hobbs Company	457,300	17,610,623
NYMAGIC	167,000	4,139,930
Ohio Casualty	674,952	19,114,641			70,323,283
PartnerRe	8,600	564,762
Protective Life	239,100	10,465,407	Investment Management - 5.6%
RLI	452,900	22,586,123	A.F.P. Provida ADR	332,000	9,428,800
Reinsurance Group of America	170,000	8,119,200	Alliance Capital Management Holding L.P.	1,549,800	87,548,202
RenaissanceRe Holdings	300,000	13,233,000	BlackRock Cl. A	106,000	11,498,880
Safety Insurance Group	148,272	5,985,741	CI Financial	964,300	20,738,526
Scottish Re Group	455,400	11,180,070	Cohen & Steers	770,400	14,352,552
Selective Insurance Group	114,598	6,085,154	Federated Investors Cl. B	1,021,100	37,821,544
Transatlantic Holdings	302,850	20,351,520	GAMCO Investors Cl. A	326,600	14,216,898
21st Century Insurance Group	370,100	5,988,218	IGM Financial	545,600	21,646,584
UICI	39,100	1,388,441	Janus Capital Group	505,000	9,408,150
United Fire & Casualty Company	495,920	20,050,046	National Financial Partners	150,000	7,882,500
Wesco Financial	29,930	11,523,050	Nuveen Investments Cl. A	856,800	36,516,816
Willis Group Holdings	197,000	7,277,180	T. Rowe Price Group	411,400	29,633,142
			W.P. Stewart & Co.	332,900	7,846,453

					308,539,047

			Other Financial Services - 0.5%
			†Credit Acceptance[a,c]	374,900	6,035,890
			Fremont General	29,600	687,608
			GATX Corporation	372,360	13,434,749
			London Stock Exchange	652,629	6,961,663

					27,119,910

			Total (Cost $312,763,619)		445,593,999

56 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE

Health – 4.4%			Vulcan Materials Company	216,600	$14,674,650
Commercial Services - 0.4%
Hooper Holmes	2,452,593	$6,254,112			57,882,565
Owens & Minor	671,300	18,480,889
			Industrial Components - 2.3%
		24,735,001	AMETEK	531,700	22,618,518
			Bel Fuse Cl. B	439,150	13,964,970
Drugs and Biotech - 0.1%			Chase Corporation[b]	319,800	4,621,110
Alpharma Cl. A	14,800	421,948	Crane Company	259,800	9,163,146
Perrigo Company	308,665	4,602,195	Deswell Industries[b]	946,075	10,179,767
			Donaldson Company	704,100	22,390,380
		5,024,143	PerkinElmer	585,500	13,794,380
			Precision Castparts	352,400	18,257,844
Health Services - 0.5%			Watts Water Technologies Cl. A	391,900	11,870,651
Healthcare Services Group	183,268	3,795,480
Health Management Associates Cl. A	177,400	3,895,704			126,860,766
Option Care	271,845	3,631,849
PolyMedica Corporation	288,900	9,669,483	Machinery - 4.6%
Universal Health Services Cl. B	110,470	5,163,368	Alamo Group	91,382	1,873,331
			Ampco-Pittsburgh	46,500	674,715
		26,155,884	Badger Meter	35,900	1,408,716
			Baldor Electric	399,800	10,254,870
Medical Products and Devices - 2.9%			Briggs & Stratton	375,490	14,565,257
Applera Corporation- Applied Biosystems Group	592,500	15,736,800	Cascade Corporation	286,900	13,458,479
Arrow International	506,500	14,683,435	Franklin Electric	530,600	20,979,924
Datascope	448,046	14,807,920	Gorman-Rupp Company	295,237	6,527,690
Diagnostic Products	288,200	13,992,110	Graco	609,400	22,230,912
Hillenbrand Industries	347,060	17,148,235	Hardinge	34,352	592,572
IDEXX Laboratories[a]	189,800	13,661,804	IDEX Corporation	412,200	16,945,542
Invacare Corporation	653,400	20,575,566	Lincoln Electric Holdings	609,000	24,152,940
Mentor Corporation	439,400	20,247,552	Lindsay Manufacturing	243,600	4,684,428
STERIS Corporation	704,815	17,634,471	MTS Systems	162,350	5,623,804
Vital Signs	309,079	13,234,763	Mueller (Paul) Company[b]	116,700	3,296,775
Young Innovations	14,084	479,983	Nordson Corporation	473,600	19,185,536
			Oshkosh Truck	43,860	1,955,717
		162,202,639	Roper Industries	286,000	11,299,860
			Stewart & Stevenson Services	811,930	17,156,081
Personal Care - 0.5%			Sun Hydraulics	443,343	8,569,820
Alberto-Culver Company	244,600	11,190,450	Tennant Company	266,300	13,847,600
CNS	93,406	2,046,525	Toro Company (The)	381,780	16,710,511
Inter Parfums	190,100	3,414,196	Woodward Governor Company	251,200	21,605,712
Regis Corporation	240,200	9,264,514
					257,600,792
		25,915,685
			Metal Fabrication and Distribution - 1.2%
Total (Cost $209,138,260)		244,033,352	Commercial Metals Company	1,000	37,540
			Gibraltar Industries	435,313	9,986,080
Industrial Products – 16.7%			IPSCO	168,000	13,940,640
Automotive - 1.3%			Kaydon Corporation	660,600	21,231,684
Adesa	820,635	20,039,907	Quanex Corporation	212,215	10,604,384
Bandag	137,400	5,862,858	Reliance Steel & Aluminum	22,400	1,369,088
Bandag Cl. A	253,400	9,135,070	Roanoke Electric Steel	110,930	2,617,948
CLARCOR	1,086,500	32,279,915	Schnitzer Steel Industries Cl. A	257,300	7,870,807
Superior Industries International	313,900	6,987,414
					67,658,171
		74,305,164
			Paper and Packaging - 1.1%
Building Systems and Components - 0.9%			AptarGroup	459,920	24,007,824
International Aluminum	4,800	193,200	Bemis Company	663,340	18,487,286
LSI Industries	671,937	10,522,533	Louisiana-Pacific Corporation	80,095	2,200,210
Preformed Line Products Company[b]	334,265	14,303,199	Schweitzer-Mauduit International	186,500	4,621,470
Simpson Manufacturing	166,660	6,058,091	Sonoco Products Company	349,500	10,275,300
Teleflex	259,700	16,875,306
					59,592,090
		47,952,329
			Specialty Chemicals and Materials - 1.8%
Construction Materials - 1.0%			Albemarle Corporation	220,500	8,456,175
Ameron International	207,300	9,448,734	Balchem Corporation	326,400	9,729,984
Ash Grove Cement Company	39,610	7,129,800	Cabot Corporation	388,000	13,890,400
Building Materials Holding	58,150	3,966,412
Florida Rock Industries	418,650	20,538,969
NCI Building Systems[a]	50,000	2,124,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 57

SCHEDULES OF INVESTMENTS

Royce Total Return Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Industrial Distribution - 1.3%
Specialty Chemicals and Materials (continued)			Central Steel & Wire	3,328	$1,903,616
Lubrizol Corporation	447,900	$19,452,297	Grainger (W.W.)	292,000	20,761,200
MacDermid	583,390	16,276,581	Lawson Products	309,369	11,675,586
Methanex Corporation	1,108,165	20,767,012	Mine Safety Appliances Company	196,000	7,097,160
Quaker Chemical	405,000	7,788,150	Ritchie Bros. Auctioneers	676,740	28,592,265
RPM International	59,660	1,036,294	Watsco	23,700	1,417,497
Schulman (A.)	9,470	203,794
					71,447,324
		97,600,687
			Printing - 0.7%
Textiles - 0.1%			Banta Corporation	346,300	17,245,740
UniFirst Corporation	21,340	663,674	CSS Industries	102,797	3,158,952
			Courier Corporation	313,044	10,749,931
Other Industrial Products - 2.4%			Ennis	164,700	2,992,599
Albany International Cl. A	292,500	10,576,800	John H. Harland Company	91,615	3,444,724
Brady Corporation Cl. A	856,800	30,999,024
Diebold	415,400	15,785,200			37,591,946
HNI Corporation	491,200	26,981,616
Kimball International Cl. B	674,600	7,170,998	Transportation and Logistics - 2.5%
McGrath RentCorp	291,300	8,098,140	Alexander & Baldwin	497,700	26,995,248
Quixote Corporation[b]	461,900	9,145,620	Arkansas Best	449,707	19,643,202
Raven Industries	169,421	4,887,796	C. H. Robinson Worldwide	256,000	9,479,680
Smith (A.O.) Corporation	308,900	10,842,390	EGL[a]	600,600	22,564,542
Trinity Industries	223,300	9,840,831	Expeditors International of Washington	333,200	22,494,332
			Nordic American Tanker Shipping	91,400	2,631,406
		134,328,415	Overseas Shipholding Group	76,010	3,830,144
			SkyWest	164,800	4,426,528
Total (Cost $647,896,853)		924,444,653	Teekay Shipping	292,500	11,670,750
			UTI Worldwide	164,200	15,244,328
Industrial Services – 9.2%
Commercial Services - 2.7%					138,980,160
ABM Industries	844,500	16,509,975
Brink’s Company (The)	349,400	16,739,754	Other Industrial Services - 0.3%
Chemed Corporation	378,500	18,803,880	Landauer	425,500	19,611,295
Kelly Services Cl. A	572,800	15,018,816
MPS Group[a]	604,000	8,256,680	Total (Cost $347,927,043)		510,896,195
Manpower	345,200	16,051,800
Reynolds & Reynolds Company Cl. A	772,380	21,680,707	Natural Resources – 7.9%
Rollins	370,500	7,302,555	Energy Services - 2.3%
ServiceMaster Company (The)	677,000	8,090,150	Carbo Ceramics	253,950	14,353,254
Watson Wyatt Worldwide Cl. A	693,200	19,340,280	Ensign Energy Services	312,500	12,613,446
			Enterprise Products Partners L.P.	263,400	6,324,234
		147,794,597	Gulf Island Fabrication	81,729	1,986,832
			Helmerich & Payne	465,800	28,837,678
Engineering and Construction - 0.9%			Lufkin Industries	87,946	4,385,867
EMCOR Group[a]	331,900	22,413,207	Nicor	371,700	14,611,527
Granite Construction	314,980	11,310,932	Piedmont Natural Gas Company	585,800	14,152,928
M.D.C. Holdings	76,841	4,762,605	Precision Drilling Trust	312,750	10,320,750
M/I Homes	63,780	2,590,744	Tidewater	219,300	9,750,078
Ryland Group (The)	12,500	901,625	Universal Compression Holdings[a]	277,160	11,396,819
Skyline Corporation	157,100	5,718,440
Standard Pacific	93,145	3,427,736			128,733,413

		51,125,289	Oil and Gas - 4.1%
			Alliance Resource Partners L.P.	175,000	6,510,000
Food and Tobacco Processors - 0.8%			Berry Petroleum Company Cl. A	207,500	11,869,000
Corn Products International	168,600	4,027,854	Chesapeake Energy	465,400	14,767,142
Farmer Bros.	537,300	10,391,382	Cimarex Energy[a]	503,605	21,660,051
Pilgrim’s Pride	112,850	3,742,106	Diamond Offshore Drilling	172,500	11,999,100
Ruddick Corporation	21,900	466,032	Energy Transfer Partners L.P.	227,200	7,779,328
Sanderson Farms	73,170	2,233,880	EnergySouth[b]	503,780	13,491,228
Seaboard Corporation	12,070	18,237,770	Husky Energy	216,555	10,991,221
Universal Corporation	121,000	5,246,560	Magellan Midstream Partners L.P.	255,000	8,218,650
			Pacific Energy Partners L.P.	327,900	9,630,423
		44,345,584

58 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			Semiconductors and Equipment - 0.3%
Oil and Gas (continued)			Cognex Corporation	418,300	$12,586,647
Penn Virginia	307,200	$17,633,280	Exar Corporation[a]	565,800	7,083,816
Plains All American Pipeline L.P.	186,000	7,360,020
Pogo Producing Company	304,570	15,170,632			19,670,463
St. Mary Land & Exploration Company	507,500	18,681,075
SEACOR Holdings[a]	362,000	24,652,200	Software - 0.2%
Stone Energy[a]	352,450	16,047,049	Fair Isaac	237,100	10,472,707
Sunoco Logistics Partners L.P.	249,200	9,644,040
			Telecommunications - 0.9%
		226,104,439	ADTRAN	21,000	624,540
			CT Communications	76,964	934,343
Precious Metals and Mining - 0.8%			Golden Telecom	190,235	4,938,501
Gold Fields ADR	483,000	8,515,290	Inter-Tel	35,034	685,615
Goldcorp	1,212,000	27,003,360	North Pittsburgh Systems	630,212	11,892,100
Lihir Gold ADR[a]	303,000	9,717,210	Scientific-Atlanta	538,930	23,211,715
			SureWest Communications	202,400	5,337,288
		45,235,860
					47,624,102
Real Estate - 0.6%
St. Joe Company	305,000	20,502,100	Total (Cost $247,463,488)		302,394,431
W.P. Carey & Co.	418,500	10,613,160
			Utilities – 1.8%
		31,115,260	ALLETE	165,567	7,284,948
			Aqua America	594,766	16,237,112
Other Natural Resources - 0.1%			CH Energy Group	224,300	10,295,370
Deltic Timber	38,000	1,970,680	El Paso Electric Company[a]	395,400	8,319,216
Natural Resource Partners L.P.	75,000	3,768,750	Hawaiian Electric Industries	867,120	22,458,408
			MDU Resources Group	21,000	687,540
		5,739,430	PNM Resources	638,900	15,646,661
			SJW	196,500	8,940,750
Total (Cost $280,632,500)		436,928,402	Southern Union[a]	315,000	7,443,450

Technology – 5.5%			Total (Cost $75,406,682)		97,313,455
Aerospace and Defense - 0.5%
Curtiss-Wright	151,200	8,255,520	Miscellaneous – 3.9%
Engineered Support Systems	71,690	2,985,172	Total (Cost $201,175,933)		216,013,665
HEICO Corporation	342,400	8,861,312
HEICO Corporation Cl. A	359,159	7,369,943	TOTAL COMMON STOCKS
			(Cost $3,637,939,637)		4,746,088,910
		27,471,947
			PREFERRED STOCKS – 0.8%
Components and Systems - 2.2%			Allied Waste Industries Ser. C 6.25% Conv.	41,000	1,982,760
AVX Corporation	980,600	14,199,088	†Allied Waste Industries Ser. D 6.25% Conv.[d]	28,300	7,340,737
Adaptec[a]	2,417,100	14,067,522	Central Parking Finance Trust 5.25% Conv.	4,000	81,000
American Power Conversion	624,600	13,741,200	Fedders Corporation 8.60%	79,975	719,775
Analogic Corporation	142,410	6,814,319	Fleetwood Capital Trust 6.00% Conv.[a]	70,000	3,605,000
Imation Corporation	64,480	2,970,594	†Merrill Lynch & Co. 6.75% Conv.	115,000	4,503,400
Methode Electronics	1,716,623	17,114,731	†PNM Resources 6.75% Conv.	35,000	1,648,150
Nam Tai Electronics	423,540	9,529,650	Reinsurance Group of America 5.75% Conv.	94,000	5,734,000
Richardson Electronics	116,700	846,075	Vornado Realty Trust Ser. A 6.50% Conv.	60,300	6,964,650
Symbol Technologies	706,911	9,062,599	Vornado Realty Trust Ser. F 6.75%	200,000	4,750,000
Technitrol	910,900	15,576,390	Vornado Realty Trust Ser. G 6.625%	400,000	9,328,000
Tektronix	713,970	20,141,094	Winthrop Realty Trust Ser. A 8.40% Conv.	24,000	666,000

		124,063,262	TOTAL PREFERRED STOCKS
			(Cost $42,970,059)		47,323,472
Distribution - 0.5%
Agilysys	70,700	1,288,154
Arrow Electronics[a]	567,445	18,175,263
Tech Data[a]	207,800	8,245,504

		27,708,921

Internet Software and Services - 0.1%
CryptoLogic	64,758	1,268,609

IT Services - 0.8%
Black Box	468,178	22,182,274
MAXIMUS	576,180	21,140,044
Syntel	38,027	792,102

		44,114,420

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 59

SCHEDULES OF INVESTMENTS

Royce Total Return Fund (continued)

	PRINCIPAL
	AMOUNT	VALUE		VALUE
CORPORATE BONDS – 0.6%			Lehman Brothers (Tri-Party),
Amkor Technology 9.25%			4.05% dated 12/30/05, due 1/3/06,
Senior Note due 2/15/08	$1,000,000	$972,500	maturity value $200,090,000 (collateralized
†Athena Neurosciences Finance 7.25%			by obligations of various U.S. Government
Senior Note due 2/21/08	8,900,000	8,688,625	Agencies, valued at $204,095,515)
E*TRADE Financial 6.00%			(Cost $200,000,000)	$200,000,000
Conv. Sub. Note due 2/1/07	2,500,000	2,525,000
Leucadia National 3.75%			TOTAL REPURCHASE AGREEMENTS
Conv. Senior Note due 4/15/14	3,000,000	3,461,250	(Cost $408,987,000)	408,987,000
Level 3 Communications 9.125%[c]
Senior Note due 5/1/08	9,250,000	8,232,500	COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.3%
Level 3 Communications 10.50%[c]			U.S. Treasury Bonds
Senior Note due 12/1/08	3,000,000	2,670,000	6.00%-8.125% due 8/15/21-11/15/27	4,963,323
Level 3 Communications 6.00%			U.S. Treasury Notes
Conv. Sub. Deb. due 9/15/09	5,000,000	3,250,000	3.00% due 7/15/12	12,461,832
Levi Strauss & Co. 12.25%
Senior Note due 12/15/12	1,000,000	1,115,000	TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED
Mueller Industries 6.00%			(Cost $17,425,155)	17,425,155
Sub. Deb. due 11/1/14	1,088,000	1,044,480
			TOTAL INVESTMENTS – 100.3%
TOTAL CORPORATE BONDS			(Cost $4,429,801,857)	5,555,090,111
(Cost $27,000,610)		31,959,355
			LIABILITIES LESS CASH
GOVERNMENT BONDS – 1.9%			AND OTHER ASSETS – (0.3)%	(15,954,128)
(Principal Amount shown in Canadian dollars.)
Canada 3.25%, due 12/1/06	24,000,000	20,537,658	NET ASSETS – 100.0%	$5,539,135,983
Canada 4.50%, due 9/1/07	24,000,000	20,860,975
Canada 4.25%, due 9/1/08	24,000,000	20,832,896
Canada 5.50%, due 6/1/09	24,000,000	21,695,694
Canada 5.50%, due 6/1/10	24,000,000	21,960,996

TOTAL GOVERNMENT BONDS
(Cost $95,501,032)		105,888,219

U.S. TREASURY OBLIGATIONS – 3.6%
U.S. Treasury Notes
5.625%, due 2/15/06	100,000,000	100,187,500
3.25%, due 8/15/08	100,000,000	97,230,500

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $199,978,364)		197,418,000

REPURCHASE AGREEMENTS – 7.4%
State Street Bank & Trust Company,
4.10% dated 12/30/05, due 1/3/06,
maturity value $209,082,205 (collateralized
by obligations of various U.S. Government
Agencies, valued at $214,215,600)
(Cost $208,987,000)		208,987,000

60 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

Royce TrustShares Fund

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 87.7%			Medical Products and Devices - 0.7%
			Arrow International	13,500	$391,365
Consumer Products – 2.9%
Apparel and Shoes - 2.9%			Total (Cost $3,372,175)		3,659,645
Delta Apparel	33,400	$519,370
Polo Ralph Lauren Cl. A	8,300	465,962	Industrial Products – 15.3%
†Shoe Pavilion[a]	37,000	290,080	Automotive - 0.6%
†True Religion Apparel[a]	34,000	523,600	Adesa	15,000	366,300

Total (Cost $1,162,792)		1,799,012	Building Systems and Components - 1.0%
			†Craftmade International	11,000	220,110
Consumer Services – 1.5%			†Flanders Corporation[a]	30,800	374,528
Retail Stores - 0.2%
†Hot Topic[a]	8,400	119,700			594,638

Other Consumer Services - 1.3%			Construction Materials - 1.3%
MoneyGram International	31,100	811,088	†ElkCorp	16,000	538,560
			†U.S. Concrete[a]	29,000	274,920
Total (Cost $723,537)		930,788
					813,480
Financial Intermediaries – 1.3%
Insurance - 0.5%			Industrial Components - 0.6%
†Quanta Capital Holdings[a]	55,000	280,500	†GrafTech International[a]	57,700	358,894

Securities Brokers - 0.8%			Machinery - 5.1%
E*TRADE Financial[a]	24,600	513,156	†Alamo Group	300	6,150
			†Flow International[a]	29,700	250,074
Total (Cost $356,633)		793,656	Lincoln Electric Holdings	28,900	1,146,174
			PAXAR Corporation[a]	9,800	192,374
Financial Services – 15.9%			†Rofin-Sinar Technologies[a]	28,300	1,230,201
Information and Processing - 3.0%			†Tennant Company	6,500	338,000
†Advent Software[a]	15,000	433,650
eFunds Corporation[a]	29,900	700,856			3,162,973
SEI Investments Company	20,000	740,000
			Metal Fabrication and Distribution - 3.7%
		1,874,506	†Gerdau Ameristeel	43,000	242,520
			†Haynes International[a]	10,800	253,800
Insurance Brokers - 2.9%			†Insteel Industries	40,200	665,712
Brown & Brown	40,000	1,221,600	Oregon Steel Mills[a]	10,800	317,736
Gallagher (Arthur J.) & Company	18,000	555,840	Schnitzer Steel Industries Cl. A	15,000	458,850
			†Universal Stainless & Alloy Products[a]	21,000	315,000
		1,777,440
					2,253,618
Investment Management - 8.4%
Alliance Capital Management Holding L.P.	55,000	3,106,950	Specialty Chemicals and Materials - 1.1%
Federated Investors Cl. B	25,000	926,000	†MacDermid	23,400	652,860
Nuveen Investments Cl. A	25,800	1,099,596
			Other Industrial Products - 1.9%
		5,132,546	†Brady Corporation Cl. A	19,900	719,982
			†Raven Industries	15,000	432,750
Other Financial Services - 1.6%
†Morningstar[a]	28,900	1,001,096			1,152,732

Total (Cost $6,593,492)		9,785,588	Total (Cost $7,596,427)		9,355,495

Health – 6.0%			Industrial Services – 9.2%
Commercial Services - 1.5%			Commercial Services - 1.9%
First Consulting Group[a]	117,700	690,899	†Castle (A.M.) & Company[a]	12,000	262,080
†ICON ADR[a]	6,000	246,840	†Copart[a]	20,000	461,200
			MPS Group[a]	33,000	451,110
		937,739
					1,174,390
Drugs and Biotech - 2.5%
†Caraco Pharmaceutical Laboratories[a]	79,700	715,706	Engineering and Construction - 0.6%
Endo Pharmaceuticals Holdings[a]	7,000	211,820	†Dycom Industries[a]	17,100	376,200
Perrigo Company	40,400	602,364
			Food and Tobacco Processors - 0.5%
		1,529,890	†Sunopta[a]	62,000	326,120

Health Services - 1.3%			Industrial Distribution - 2.1%
†Extendicare Cl. A	16,100	251,643	Ritchie Bros. Auctioneers	31,000	1,309,750
†Mediware Information Systems[a]	34,000	409,360
†On Assignment[a]	12,800	139,648	Transportation and Logistics - 4.1%
			Atlas Air Worldwide Holdings[a]	3,900	173,550
		800,651	EGL[a]	13,000	488,410
			†Grupo Aeroportuario del Sureste ADR	12,700	410,718
			UTI Worldwide	6,000	557,040

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 61

SCHEDULES OF INVESTMENTS

Royce TrustShares Fund (continued)

	SHARES	VALUE		SHARES	VALUE

Industrial Services (continued)			Semiconductors and Equipment - 4.7%
Transportation and Logistics (continued)			†Advanced Energy Industries[a]	28,500	$337,155
†Universal Truckload Services[a]	37,400	$860,200	Cognex Corporation	28,500	857,565
			Credence Systems[a]	60,000	417,600
		2,489,918	†CyberOptics Corporation[a]	22,000	296,560
			Exar Corporation[a]	25,050	313,626
Total (Cost $3,552,349)		5,676,378	†Novellus Systems[a]	17,200	414,864
			†OmniVision Technologies[a]	12,000	239,520
Natural Resources – 6.5%
Energy Services - 3.5%					2,876,890
Input/Output[a]	110,000	773,300
†Maverick Tube[a]	2,000	79,720	Telecommunications - 5.0%
Universal Compression Holdings[a]	22,000	904,640	†China Techfaith Wireless Communication
Willbros Group[a]	25,000	361,000	Technology ADR[a]	39,000	526,496
			†Comtech Group[a]	61,300	380,673
		2,118,660	†Inter-Tel	14,000	273,980
			†Intervoice[a]	24,800	197,408
Oil and Gas - 2.4%			†Millicom International Cellular[a]	11,000	295,240
†CE Franklin[a]	29,500	409,755	Radyne ComStream[a]	19,800	288,486
†Cano Petroleum[a]	71,500	550,550	Scientific-Atlanta	16,000	689,120
†Pioneer Drilling Company[a]	16,500	295,845	†Symmetricom[a]	32,800	277,816
†Tesoro Corporation	4,000	246,200	†Yak Communications[a]	50,000	158,500

		1,502,350			3,087,719

Precious Metals and Mining - 0.6%			Total (Cost $13,267,906)		14,807,324
†Royal Gold	10,000	347,300
			Miscellaneous – 5.0%
Total (Cost $3,238,627)		3,968,310	Total (Cost $3,023,567)		3,054,598

Technology – 24.1%			TOTAL COMMON STOCKS
Aerospace and Defense - 1.6%			(Cost $42,887,505)		53,830,794
†Allied Defense Group (The)[a]	12,000	273,240
†Armor Holdings[a]	6,500	277,225	REPURCHASE AGREEMENT – 14.0%
†Hexcel Corporation[a]	23,000	415,150	State Street Bank & Trust Company,
			4.10% dated 12/30/05, due 1/3/06,
		965,615	maturity value $8,603,918 (collateralized
			by obligations of various U.S. Government
Components and Systems - 7.1%			Agencies, valued at $8,817,944)
†Acacia Research-Acacia Technologies[a]	35,000	241,500	(Cost $8,600,000)		8,600,000
Checkpoint Systems[a]	6,000	147,900
Excel Technology[a]	29,000	689,620	TOTAL INVESTMENTS – 101.7%
†Hutchinson Technology[a]	14,300	406,835	(Cost $51,487,505)		62,430,794
International DisplayWorks[a]	74,100	440,154
Lowrance Electronics	26,000	681,460	LIABILITIES LESS CASH
†Performance Technologies[a]	40,400	330,876	AND OTHER ASSETS – (1.7)%		(1,019,216)
Richardson Electronics	56,100	406,725
†SimpleTech[a]	70,000	263,900	NET ASSETS – 100.0%		$61,411,578
Technitrol	42,800	731,880

		4,340,850

Distribution - 1.1%
†Anixter International	11,000	430,320
Brightpoint[a]	9,800	271,754

		702,074

Internet Software and Services - 0.6%
†eResearch Technology[a]	25,000	377,500

IT Services - 4.0%
BearingPoint[a]	25,000	196,500
Forrester Research[a]	30,000	562,500
Keane[a]	33,000	363,330
MAXIMUS	8,600	315,534
Perot Systems Cl. Aa	50,000	707,000
†Sapient Corporation[a]	54,800	311,812

		2,456,676

62 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

Royce Opportunity Fund

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 95.0%			NetBank	959,800	$6,891,364
			Pacific Mercantile Bancorp[a,c]	104,900	1,822,113
Consumer Products – 3.7%			Texas Capital Bancshares[a,c]	314,800	7,054,668
Apparel and Shoes - 1.3%			UMB Financial	52,800	3,374,448
†dELiA*Sa,c	629,050	$5,221,115
Hartmarx Corporation[a,c]	405,100	3,163,831			22,323,153
Kellwood Company	347,300	8,293,524
Warnaco Group (The)[a,c]	324,700	8,675,984	Insurance - 1.5%
			American Physicians Capital[a]	155,700	7,129,503
		25,354,454	FBL Financial Group Cl. A	351,500	11,532,715
			Horace Mann Educators	460,700	8,734,872
Collectibles - 0.1%
Topps Company (The)	49,800	370,014			27,397,090

Home Furnishing and Appliances - 1.5%			Other Financial Intermediaries - 0.2%
†American Technology[a,c]	470,000	1,555,700	Aether Holdings[a]	1,145,500	3,803,060
Bassett Furniture Industries	218,500	4,042,250
Furniture Brands International	546,500	12,203,345	Total (Cost $43,801,588)		53,523,303
La-Z-Boy	754,300	10,228,308
			Financial Services – 0.7%
		28,029,603	Other Financial Services - 0.7%
			Advanta Corporation Cl. B	208,900	6,776,716
Publishing - 0.5%			†Bay View Capital[a,b]	341,600	6,080,480
Scholastic Corporation[a]	303,800	8,661,338
			Total (Cost $8,611,808)		12,857,196
Other Consumer Products - 0.3%
Universal Electronics[a,c]	340,400	5,865,092	Health – 3.2%
			Drugs and Biotech - 1.2%
Total (Cost $63,107,754)		68,280,501	Cambrex Corporation	622,100	11,676,817
			Par Pharmaceutical Companies[a,c]	280,200	8,781,468
Consumer Services – 6.0%			Transgenomic[a]	514,722	540,458
Direct Marketing - 0.3%
Alloy[a,c]	1,198,800	3,464,532			20,998,743
Gaiam[a,c]	110,800	1,496,908
			Health Services - 1.2%
		4,961,440	†Albany Molecular Research[a,c]	389,400	4,731,210
			Cross Country Healthcare[a]	208,100	3,700,018
Leisure and Entertainment - 0.4%			Kindred Healthcare[a,c]	132,700	3,418,352
Steinway Musical Instruments[a,c]	307,100	7,834,121	Medical Staffing Network Holdings[a,c]	833,800	4,477,506
			QuadraMed[a,c]	908,500	1,280,985
Media and Broadcasting - 0.4%			Quovadx[a]	1,524,204	3,673,332
Cox Radio Cl. Aa,c	611,200	8,605,696	Tripos[a,b]	530,022	1,563,565

Restaurants and Lodgings - 0.7%					22,844,968
Landry’s Restaurants	310,100	8,282,771
Rubio’s Restaurants[a,b]	506,200	4,758,280	Medical Products and Devices - 0.6%
			†Cardiac Science[a]	173,694	1,571,931
		13,041,051	Del Global Technologies[a]	211,085	686,026
			Encore Medical[a,c]	690,100	3,415,995
Retail Stores - 3.7%			New Brunswick Scientific[a]	372,374	2,565,657
Bakers Footwear Group[a]	305,500	4,698,590	†Zoll Medical[a]	110,700	2,788,533
†Eddie Bauer Holdings[a,c]	98,000	1,469,020
†Cost Plus[a,c]	287,400	4,928,910			11,028,142
Dillard’s Cl. A	475,500	11,801,910
†Restoration Hardware[a,c]	714,186	4,299,400	Personal Care - 0.2%
REX Stores[a,c]	513,000	7,715,520	Revlon Cl. Aa,c	1,328,840	4,119,404
Saks[a]	418,000	7,047,480
Tweeter Home Entertainment Group[a,c]	956,400	5,470,608	Total (Cost $65,809,122)		58,991,257
West Marine[a,c]	480,844	6,722,199
Wild Oats Markets[a,c]	901,100	10,885,288	Industrial Products – 28.7%
Wilsons The Leather Experts[a,c]	801,500	2,909,445	Automotive - 0.3%
			Spartan Motors	562,600	5,789,154
		67,948,370
			Building Systems and Components - 0.8%
Other Consumer Services - 0.5%			†Comstock Homebuilding Companies Cl. Aa,c	172,230	2,430,165
†Autobytel[a,c]	698,029	3,448,263	Lennox International	274,900	7,752,180
Rent-Way[a,c]	920,400	5,881,356	Modtech Holdings[a,c]	509,301	4,756,871

		9,329,619			14,939,216

Total (Cost $99,822,938)		111,720,297	Construction Materials - 0.5%
			Apogee Enterprises	588,300	9,542,226
Financial Intermediaries – 2.9%
Banking - 1.2%			Industrial Components - 5.5%
Banc Corporation (The)[a]	173,000	1,973,930	American Technical Ceramics[a]	358,900	3,237,278
Community Capital Bancshares	110,700	1,206,630	Barnes Group	358,400	11,827,200

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 63

SCHEDULES OF INVESTMENTS

Royce Opportunity Fund (continued)

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			MacDermid	357,800	$9,982,620
Industrial Components (continued)			Material Sciences[a]	656,200	9,252,420
CTS Corporation	594,100	$6,570,746	OM Group[a,c]	438,100	8,218,756
Crane Company	269,700	9,512,319	Park Electrochemical	542,300	14,088,954
Deswell Industries	438,798	4,721,466	Penford Corporation	360,600	4,399,320
Fansteel[a]	52,600	76,270	PolyOne Corporation[a,c]	1,287,400	8,277,982
Gerber Scientific[a,b,c]	1,441,800	13,798,026	Quaker Chemical	330,500	6,355,515
GrafTech International[a,c]	1,430,300	8,896,466	Spartech Corporation	406,800	8,929,260
Hawk Corporation Cl. Aa	440,300	6,459,201
Ladish Company[a]	315,725	7,056,454			107,676,374
Lamson & Sessions Company[a]	118,300	2,959,866
Planar Systems[a,c]	663,686	5,555,052	Textiles - 0.2%
Timken Company (The)	316,600	10,137,532	Dixie Group[a]	325,866	4,490,434
Zygo Corporation[a]	748,300	10,992,527
			Other Industrial Products - 2.9%
		101,800,403	Interface Cl. Aa,c	1,204,900	9,904,278
			Maxwell Technologies[a]	600,000	8,502,000
Machinery - 6.8%			McGrath RentCorp	508,400	14,133,520
AGCO Corporation[a,c]	497,200	8,238,604	Tredegar Corporation	678,000	8,739,420
Baldor Electric	334,500	8,579,925	Trinity Industries	273,500	12,053,145
Baldwin Technology Company Cl. Aa,b	805,300	3,261,465
FEI Company[a,c]	525,300	10,070,001			53,332,363
Flow International[a]	1,233,876	10,389,236
GSI Group[a]	1,161,100	12,609,546	Total (Cost $413,264,614)		534,460,397
Global Power Equipment Group[a,c]	1,207,700	5,458,804
Hurco Companies[a]	229,800	7,082,436	Industrial Services – 7.3%
Keithley Instruments	469,600	6,565,008	Advertising and Publishing - 0.9%
LeCroy Corporation[a]	483,500	7,392,715	Harris Interactive[a,c]	973,400	4,195,354
†PAXAR Corporation[a,c]	401,800	7,887,334	Journal Register Company	464,400	6,942,780
Regal-Beloit	232,900	8,244,660	ValueClick[a,c]	302,040	5,469,944
Robbins & Myers	523,600	10,655,260
TB Wood’sa	71,986	496,703			16,608,078
Terex Corporation[a]	88,900	5,280,660
Thermadyne Holdings[a]	429,400	5,711,020	Commercial Services - 2.3%
UNOVA[a,c]	274,900	9,291,620	Anacomp Cl. Aa	105,000	1,092,000
			Carreker Corporation[a]	761,800	3,801,382
		127,214,997	Kforce[a,c]	269,675	3,009,573
			†Lincoln Educational Services[a,c]	208,300	2,970,358
Metal Fabrication and Distribution - 4.2%			NCO Group[a,c]	330,800	5,597,136
Aleris International[a,c]	402,505	12,976,761	Rentrak Corporation[a]	305,800	2,749,142
Carpenter Technology	163,400	11,514,798	Sparton Corporation	348,093	3,118,921
†Chaparral Steel Company[a]	403,300	12,199,825	TRC Companies[a]	683,600	7,485,420
Foster (L.B.) Company Cl. Aa	504,200	7,499,471	Volt Information Sciences[a,c]	460,800	8,764,416
Haynes International[a]	203,300	4,777,550	Xanser Corporation[a]	1,439,600	4,232,424
NN	348,308	3,692,065
Oregon Steel Mills[a,c]	485,700	14,289,294			42,820,772
RTI International Metals[a,c]	273,600	10,383,120
			Engineering and Construction - 1.4%
		77,332,884	Champion Enterprises[a,c]	415,800	5,663,196
			Comfort Systems USA	671,500	6,177,800
Paper and Packaging - 0.7%			Fleetwood Enterprises[a,c]	524,200	6,473,870
Chesapeake Corporation	579,900	9,846,702	Matrix Service Company[a]	878,600	8,645,424
Graphic Packaging[a,c]	1,225,400	2,793,912
					26,960,290
		12,640,614
			Food and Tobacco Processors - 0.2%
Pumps, Valves and Bearings - 1.0%			Galaxy Nutritional Foods[a,c]	759,500	949,375
CIRCOR International	401,800	10,310,188	†Sunopta[a,c]	538,400	2,831,984
Flowserve Corporation[a]	237,400	9,391,544
					3,781,359
		19,701,732
			Printing - 0.4%
Specialty Chemicals and Materials - 5.8%			Bowne & Co.	496,400	7,366,576
Aceto Corporation	1,047,650	6,893,537
Calgon Carbon	905,200	5,150,588	Transportation and Logistics - 2.0%
Chemtura Corporation	429,300	5,452,110	AirTran Holdings[a,c]	448,000	7,181,440
†Cytec Industries	234,600	11,173,998	Atlas Air Worldwide Holdings[a]	346,900	15,437,050
LESCO[a]	266,400	4,065,264	Mesa Air Group[a,c]	526,100	5,503,006
Lydall[a]	667,000	5,436,050	Swift Transportation Company[a,c]	410,200	8,327,060

					36,448,556

			Other Industrial Services - 0.1%
			National Technical Systems[a]	307,700	1,538,500

			Total (Cost $105,169,954)		135,524,131

64 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE
Natural Resources – 2.9%			Bell Microproducts[a]	238,868	$1,827,340
Energy Services - 1.3%			Benchmark Electronics[a,c]	341,600	11,488,008
Global Industries[a]	307,700	$3,492,395
GulfMark Offshore[a]	42,300	1,252,926			14,471,317
†Hanover Compressor Company[a,c]	415,400	5,861,294
Newpark Resources[a,c]	726,400	5,542,432	Internet Software and Services - 2.4%
Universal Compression Holdings[a,c]	192,800	7,927,936	Digitas[a,c]	577,451	7,229,687
			†InfoSpace[a,c]	346,300	8,941,466
		24,076,983	Interland[a]	332,300	1,472,089
			†Interwoven[a]	491,400	4,162,158
Oil and Gas - 0.7%			Lionbridge Technologies[a,c]	807,110	5,665,912
Pioneer Drilling Company[a]	273,100	4,896,683	†MIVA[a,c]	911,000	4,509,450
TODCO Cl. A	216,400	8,236,184	1-800-Flowers.com[a]	854,100	5,483,322
			Tumbleweed Communications[a]	523,400	1,612,072
		13,132,867	†Vignette Corporation[a,c]	348,598	5,685,633

Precious Metals and Mining - 0.9%					44,761,789
Century Aluminum[a,c]	564,700	14,800,787
Titanium Metals[a,c]	40,200	2,543,052	IT Services - 1.3%
			CIBER[a,c]	730,023	4,818,152
		17,343,839	Computer Horizons[a]	1,121,600	4,878,960
			Computer Task Group[a,b,c]	1,191,100	4,704,845
Total (Cost $32,246,750)		54,553,689	Keane[a]	819,100	9,018,291
			Technology Solutions[a,c]	36,504	277,430
Technology – 36.9%
Aerospace and Defense - 4.2%					23,697,678
BE Aerospace[a,c]	374,600	8,241,200
CPI Aerostructures[a]	192,500	1,936,550	Semiconductors and Equipment - 9.5%
Ducommun[a]	428,200	9,146,352	ADE Corporation[a]	419,200	10,085,952
Esterline Technologies[a,c]	256,000	9,520,640	†Advanced Energy Industries[a]	494,000	5,844,020
GenCorp[a]	235,900	4,187,225	†Aixtron ADR[a,c]	677,713	2,161,904
HEICO Corporation	263,200	6,811,616	Alliance Semiconductor[a]	911,100	2,368,860
Herley Industries[a,c]	403,100	6,655,181	ANADIGICS[a,c]	1,299,700	7,798,200
Hexcel Corporation[a,c]	917,000	16,551,850	Brooks Automation[a,c]	585,600	7,337,568
Kaman Corporation Cl. A	535,552	10,545,019	California Micro Devices[a]	815,300	5,307,603
Teledyne Technologies[a]	148,800	4,330,080	†Cascade Microtech[a]	259,000	3,263,400
			Credence Systems[a,c]	1,159,100	8,067,336
		77,925,713	Cypress Semiconductor[a,c]	711,600	10,140,300
			Electroglas[a,b,c]	1,114,427	3,231,838
Components and Systems - 6.9%			FSI International[a]	860,000	3,956,000
Ampex Corporation Cl. Aa,c	56,700	1,156,113	†Fairchild Semiconductor International Cl. Aa,c	455,500	7,702,505
Analogic Corporation	258,700	12,378,795	Integrated Silicon Solution[a,c]	872,000	5,615,680
Belden CDT	421,350	10,293,581	Intevac[a]	155,175	2,048,310
Celestica[a]	837,400	8,842,944	†Kulicke & Soffa Industries[a,c]	388,700	3,436,108
Cray[a,c]	1,237,100	1,645,343	MEMC Electronic Materials[a,c]	455,000	10,087,350
Dot Hill Systems[a,c]	540,470	3,745,457	Mentor Graphics[a,c]	527,300	5,452,282
Hypercom Corporation[a]	756,400	4,833,396	†Nanometrics[a,c]	507,800	5,590,827
InFocus Corporation[a]	1,501,000	6,019,010	PLX Technology[a,c]	907,900	7,807,940
Innovex[a]	525,000	1,811,250	Pericom Semiconductor[a]	824,800	6,573,656
Interlink Electronics[a,b]	795,775	2,856,832	†Sanmina-SCI Corporation[a,c]	760,000	3,237,600
Interphase Corporation[a,b]	413,800	1,820,720	Silicon Storage Technology[a,c]	867,800	4,382,390
Iomega Corporation[a]	1,605,700	3,998,193	Standard Microsystems[a]	140,500	4,030,945
KEMET Corporation[a,c]	626,100	4,426,527	Teradyne[a,c]	477,800	6,961,546
Lantronix[a,c]	1,335,100	2,202,915	TriQuint Semiconductor[a,c]	1,160,700	5,165,115
Merix Corporation[a]	819,000	5,921,370	Ultra Clean Holdings[a]	326,600	2,354,786
Nam Tai Electronics	396,700	8,925,750	Varian Semiconductor Equipment Associates[a,c]	208,800	9,172,584
OSI Systems[a,c]	500,800	9,209,712	Veeco Instruments[a,c]	656,200	11,371,946
Printronix[b]	339,681	5,217,500	Vitesse Semiconducter[a,c]	1,326,300	2,546,496
SBS Technologies[a]	556,366	5,602,606	White Electronic Designs[a]	846,700	4,326,637
SCM Microsystems[a,b,c]	846,520	2,895,098
Sigmatron International[a,b]	247,900	2,630,219			177,427,684
Spectrum Control[a,c]	637,200	3,957,012
TTM Technologies[a]	573,800	5,393,720	Software - 4.6%
Vishay Intertechnology[a,c]	945,000	13,003,200	†Actel Corporation[a,c]	493,800	6,286,074
			Aspen Technology[a,c]	718,300	5,638,655
		128,787,263

Distribution - 0.8%
Bell Industries[a,b]	442,900	1,155,969

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 65

SCHEDULES OF INVESTMENTS

Royce Opportunity Fund (continued)

	SHARES	VALUE		VALUE
Technology (continued)			REPURCHASE AGREEMENTS – 5.2%
Software (continued)			State Street Bank & Trust Company,
Avid Technology[a]	268,512	$14,703,717	4.10% dated 12/30/05, due 1/3/06,
Borland Software[a,c]	1,249,400	8,158,582	maturity value $46,453,152 (collateralized
Epicor Software[a,c]	699,200	9,879,696	by obligations of various U.S. Government
Evans & Sutherland Computer[a,b]	620,325	3,039,593	Agencies, valued at $47,597,500)
Indus International[a,c]	803,100	2,521,734	(Cost $46,432,000)	$46,432,000
MSC.Software[a,c]	489,100	8,314,700
†Majesco Entertainment Company[a,c]	1,080,386	1,264,052	Lehman Brothers (Tri-Party),
Manugistics Group[a,c]	1,544,700	2,703,225	4.05% dated 12/30/05, due 1/3/06,
MetaSolv[a]	1,202,000	3,485,800	maturity value $50,022,500 (collateralized
NetIQ Corporation[a,c]	539,200	6,626,768	by obligations of various U.S. Government
Phoenix Technologies[a,c]	690,900	4,325,034	Agencies, valued at $51,027,759)
QAD	905,800	6,920,312	(Cost $50,000,000)	50,000,000
Versant Corporation[a]	231,250	1,264,938
			TOTAL REPURCHASE AGREEMENTS
		85,132,880	(Cost $96,432,000)	96,432,000

Telecommunications - 7.2%			COLLATERAL RECEIVED FOR SECURITIES LOANED – 8.2%
Andrew Corporation[a,c]	875,100	9,389,823	Money Market Funds
Arris Group[a,c]	519,800	4,922,506	State Street Navigator Securities Lending
C-COR.net[a,c]	1,330,200	6,464,772	Prime Portfolio
Carrier Access[a,c]	719,566	3,554,656	(Cost $151,860,857)	151,860,857
Centillium Communications[a]	1,498,800	5,245,800
ClearOne Communications[a]	465,244	1,065,409	TOTAL INVESTMENTS – 108.4%
CommScope[a,c]	527,400	10,616,562	(Cost $1,743,101,707)	2,013,343,678
Covad Communications Group[a,c]	973,800	954,324
EMS Technologies[a,b]	575,246	10,181,854	LIABILITIES LESS CASH
EMCORE Corporation[a,c]	654,000	4,852,680	AND OTHER ASSETS – (8.4)%	(155,683,224)
General Communication Cl. Aa	562,600	5,811,658
Glenayre Technologies[a,c]	1,054,600	3,427,450	NET ASSETS – 100.0%	$1,857,660,454
Globecomm Systems[a,c]	387,400	2,390,258
Harmonic[a,c]	466,800	2,263,980
Inter-Tel	431,800	8,450,326
Network Equipment Technologies[a,b]	1,501,300	6,605,720
Powerwave Technologies[a,c]	638,000	8,019,660
Radyne ComStream[a]	590,000	8,596,300
Symmetricom[a,c]	1,171,100	9,919,217
Tollgrade Communications[a]	440,800	4,817,944
†UTStarcom[a,c]	1,152,400	9,288,344
Westell Technologies Cl. Aa	1,380,500	6,212,250

		133,051,493

Total (Cost $614,787,178)		685,255,817

Miscellaneous – 2.7%
Total (Cost $48,187,144)		49,884,233

TOTAL COMMON STOCKS
(Cost $1,494,808,850)		1,765,050,821

66 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

Royce Special Equity Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 95.1%			Medical Products and Devices - 4.8%
			†Atrion Corporation	64,878	$4,504,479
Consumer Products – 20.6%			Bio-Rad Laboratories Cl. Aa	445,000	29,120,800
Apparel and Shoes - 4.6%
Hampshire Group[a,b]	480,000	$11,424,960			33,625,279
K-Swiss Cl. A	395,000	12,813,800
Lakeland Industries[a]	217,500	4,086,825	Personal Care - 1.7%
Superior Uniform Group	350,000	3,587,500	Regis Corporation	310,000	11,956,700

		31,913,085	Total (Cost $45,859,175)		56,454,199

Food/Beverage/Tobacco - 5.5%			Industrial Products – 29.7%
Lancaster Colony	665,000	24,638,250	Automotive - 4.5%
National Beverage[a]	900,000	8,793,000	Bandag Cl. A	550,000	19,827,500
†Ralcorp Holdings[a]	136,000	5,427,760	R & Ba	735,000	6,967,800
			Strattec Security[a]	110,000	4,446,200
		38,859,010
					31,241,500
Home Furnishing and Appliances - 9.2%
American Woodmark	250,000	6,197,500	Construction Materials - 2.0%
Chromcraft Revington[a,b]	332,500	4,355,750	†Carlisle Companies	118,000	8,159,700
Ethan Allen Interiors	300,000	10,959,000	†NCI Building Systems[a]	135,000	5,734,800
Flexsteel Industries	280,000	4,001,200
Hooker Furniture	662,500	11,361,875			13,894,500
MITY Enterprises[a]	201,500	3,590,730
National Presto Industries[b]	540,000	23,949,000	Industrial Components - 3.9%
			Genlyte Group (The)[a]	285,000	15,267,450
		64,415,055	Standex International	442,500	12,283,800

Sports and Recreation - 0.7%					27,551,250
Escalade	435,000	5,119,950
			Machinery - 7.2%
Other Consumer Products - 0.6%			Briggs & Stratton	186,200	7,222,698
Koss Corporation	170,000	4,443,800	Cascade Corporation	357,900	16,789,089
			†Nordson Corporation	145,200	5,882,052
Total (Cost $118,212,716)		144,750,900	Rofin-Sinar Technologies[a]	475,000	20,648,250

Consumer Services – 16.6%					50,542,089
Leisure and Entertainment - 0.3%
Bowl America Cl. A	165,000	2,252,250	Metal Fabrication and Distribution - 2.2%
			†Carpenter Technology	156,600	11,035,602
Restaurants and Lodgings - 4.3%			Quanex Corporation	90,200	4,507,294
CEC Entertainment[a]	385,000	13,105,400
Frisch’s Restaurants[b]	300,000	7,335,000			15,542,896
Jack in the Box[a]	270,000	9,431,100
			Specialty Chemicals and Materials - 8.5%
		29,871,500	Hawkins[b]	545,400	7,630,146
			Lubrizol Corporation	485,000	21,063,550
Retail Stores - 12.0%			†MacDermid	340,000	9,486,000
Arden Group Cl. A	115,000	10,463,850	Schulman (A.)	1,000,000	21,520,000
BJ’s Wholesale Club[a]	480,000	14,188,800
Borders Group	895,000	19,394,650			59,699,696
†Claire’s Stores	900,000	26,298,000
Deb Shops	481,500	14,314,995	Other Industrial Products - 1.4%
			Met-Pro Corporation[b]	846,666	10,041,459
		84,660,295
			Total ($157,522,086)		208,513,390
Total (Cost $85,848,431)		116,784,045
			Industrial Services – 15.9%
Financial Services – 2.2%			Commercial Services - 3.5%
Insurance Brokers - 2.2%			Global Imaging Systems[a]	298,000	10,319,740
Hilb Rogal & Hobbs Company	395,000	15,211,450	Watson Wyatt Worldwide Cl. A	525,000	14,647,500

Total (Cost $11,932,747)		15,211,450			24,967,240

Health – 8.0%			Food and Tobacco Processors - 1.2%
Commercial Services - 0.4%			Sanderson Farms	280,000	8,548,400
Owens & Minor	110,000	3,028,300
			Industrial Distribution - 2.7%
Health Services - 1.1%			Lawson Products[b]	505,000	19,058,700
National Dentex[a,b]	348,000	7,843,920
			Printing - 6.1%
			Banta Corporation	520,000	25,896,000
			CSS Industries[b]	553,200	16,999,836

					42,895,836

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 67

SCHEDULES OF INVESTMENTS

Royce Special Equity Fund (continued)	Royce Value Fund

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			COMMON STOCKS – 89.4%
Transportation and Logistics - 2.4%
Arkansas Best	380,000	$16,598,400	Consumer Products – 16.3%
			Apparel and Shoes - 7.0%
Total (Cost $84,172,066)		112,068,576	†Kenneth Cole Productions Cl. A	46,300	$1,180,650
			†Columbia Sportswear Company[a]	40,500	1,933,065
Technology – 0.6%			K-Swiss Cl. A	34,100	1,106,204
Components and Systems - 0.6%			Polo Ralph Lauren Cl. A	36,100	2,026,654
Rimage Corporation[a]	135,000	3,912,300	Timberland Company Cl. Aa	51,900	1,689,345

Total (Cost $1,933,257)		3,912,300			7,935,918

Miscellaneous – 1.5%			Home Furnishing and Appliances - 1.9%
Total ($10,138,091)		10,519,842	Ethan Allen Interiors	57,100	2,085,863

TOTAL COMMON STOCKS			Sports and Recreation - 4.3%
(Cost $515,618,569)		668,214,702	Thor Industries	53,300	2,135,731
			Winnebago Industries	83,700	2,785,536
REPURCHASE AGREEMENT – 5.0%
State Street Bank & Trust Company,					4,921,267
4.10% dated 12/30/05, due 1/3/06,
maturity value $35,177,018 (collateralized			Other Consumer Products - 3.1%
by obligations of various U.S. Government			Fossil[a]	84,500	1,817,595
Agencies, valued at $36,044,627)			RC2 Corporation[a]	48,700	1,729,824
(Cost $35,161,000)		35,161,000
					3,547,419
TOTAL INVESTMENTS – 100.1%
(Cost $550,779,569)		703,375,702	Total (Cost $16,716,218)		18,490,467

LIABILITIES LESS CASH			Consumer Services – 11.9%
AND OTHER ASSETS – (0.1)%		(97,638)	Direct Marketing - 2.2%
			Nu Skin Enterprises Cl. A	140,200	2,464,716
NET ASSETS – 100.0%		$703,278,064
			Restaurants and Lodgings - 3.5%
			†Applebee’s International	74,800	1,689,732
			CEC Entertainment[a]	32,500	1,106,300
			†Ruby Tuesday	47,200	1,222,008

					4,018,040

			Retail Stores - 5.3%
			†BJ’s Wholesale Club[a]	40,400	1,194,224
			Buckle (The)	34,600	1,115,504
			†Claire’s Stores	38,600	1,127,892
			Pier 1 Imports	128,000	1,117,440
			Talbots	10,000	278,200
			†Too[a]	40,800	1,150,968

					5,984,228

			Other Consumer Services - 0.9%
			†Corinthian Colleges[a]	89,500	1,054,310

			Total (Cost $14,428,567)		13,521,294

			Financial Intermediaries – 4.4%
			Insurance - 3.5%
			Alleghany Corporation[a]	2,768	786,112
			AmerUs Group	19,800	1,122,066
			†Assured Guaranty	44,300	1,124,777
			†Endurance Specialty Holdings	13,200	473,220
			Wesco Financial	1,150	442,750

					3,948,925

			Other Financial Intermediaries - 0.9%
			TSX Group	27,300	1,099,797

			Total (Cost $4,269,999)		5,048,722

			Financial Services – 4.2%
			Information and Processing - 1.4%
			eFunds Corporation[a]	68,300	1,600,952

68 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE
Financial Services (continued)			Meridian Gold[a]	82,000	$1,793,340
Investment Management - 2.8%			†Pan American Silver[a]	86,300	1,625,029
†Eaton Vance	47,000	$1,285,920
Federated Investors Cl. B	33,700	1,248,248			7,935,737
GAMCO Investors Cl. A	13,600	592,008
			Total (Cost $14,005,951)		19,915,361
		3,126,176
			Technology – 12.8%
Total (Cost $4,055,546)		4,727,128	Components and Systems - 2.6%
			Tektronix	104,000	2,933,840
Health – 3.7%
Drugs and Biotech - 3.3%			Distribution - 1.0%
†Elan Corporation ADR[a]	104,700	1,458,471	†CDW Corporation	19,400	1,116,858
Endo Pharmaceuticals Holdings[a]	64,000	1,936,640
Perrigo Company	20,200	301,182	IT Services - 1.6%
			MAXIMUS	51,200	1,878,528
		3,696,293
			Semiconductors and Equipment - 3.8%
Health Services - 0.4%			Cabot Microelectronics[a]	49,000	1,437,170
AMERIGROUP Corporation[a]	24,100	468,986	Fairchild Semiconductor
			International Cl. Aa	68,800	1,163,408
Total (Cost $2,806,786)		4,165,279	†OmniVision Technologies[a]	30,500	608,780
			†Sigmatel[a]	81,400	1,066,340
Industrial Products – 12.4%
Building Systems and Components - 1.4%					4,275,698
Simpson Manufacturing	44,900	1,632,115
			Software - 1.0%
Construction Materials - 1.0%			ManTech International Cl. Aa	39,900	1,111,614
Florida Rock Industries	22,450	1,101,397
			Telecommunications - 2.8%
Machinery - 4.2%			Foundry Networks[a]	212,000	2,927,720
Lincoln Electric Holdings	43,700	1,733,142	NETGEAR[a]	16,500	317,625
†Pason Systems	56,000	1,392,232
†Rofin-Sinar Technologies[a]	37,300	1,621,431			3,245,345

		4,746,805	Total (Cost $13,152,514)		14,561,883

Metal Fabrication and Distribution - 5.8%			Miscellaneous – 2.4%
IPSCO	29,300	2,431,314	Total (Cost $2,566,717)		2,707,035
†Metal Management	69,600	1,618,896
†Reliance Steel & Aluminum	20,000	1,222,400	TOTAL COMMON STOCKS
Schnitzer Steel Industries Cl. A	42,600	1,303,134	(Cost $87,117,819)		101,392,254

		6,575,744	REPURCHASE AGREEMENT – 9.3%
			State Street Bank & Trust Company,
Total (Cost $11,416,527)		14,056,061	4.10% dated 12/30/05, due 1/3/06,
			maturity value $10,548,803 (collateralized
Industrial Services – 3.7%			by obligations of various U.S. Government
Engineering and Construction - 1.2%			Agencies, valued at $10,810,368)
Dycom Industries[a]	63,200	1,390,400	(Cost $10,544,000)		10,544,000

Transportation and Logistics - 2.5%			TOTAL INVESTMENTS – 98.7%
†Arkansas Best	64,300	2,808,624	(Cost $97,661,819)		111,936,254

Total (Cost $3,698,994)		4,199,024	CASH AND OTHER ASSETS
			LESS LIABILITIES – 1.3%		1,514,528
Natural Resources – 17.6%
Energy Services - 5.4%			NET ASSETS – 100.0%		$113,450,782
Ensign Energy Services	43,900	1,771,937
Patterson-UTI Energy	31,600	1,041,220
TETRA Technologies[a]	40,800	1,245,216
Trican Well Service[a]	41,600	2,004,043

		6,062,416

Oil and Gas - 5.2%
Cimarex Energy[a]	44,600	1,918,246
St. Mary Land & Exploration Company	75,300	2,771,793
Unit Corporation[a]	22,300	1,227,169

		5,917,208

Precious Metals and Mining - 7.0%
Agnico-Eagle Mines	103,600	2,047,136
Glamis Gold[a]	33,900	931,572
†Ivanhoe Mines[a]	214,000	1,538,660

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 69

SCHEDULES OF INVESTMENTS

Royce Value Plus Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 91.4%			Medical Products and Devices - 2.5%
			Caliper Life Sciences[a]	435,300	$2,559,564
Consumer Products – 5.2%			Possis Medical[a]	218,600	2,175,070
Apparel and Shoes - 0.8%			†Shamir Optical Industry[a]	241,200	2,737,620
Polo Ralph Lauren Cl. A	43,000	$2,414,020
					7,472,254
Home Furnishing and Appliances - 1.2%
Select Comfort[a]	128,800	3,522,680	Total (Cost $32,696,460)		36,580,683

Sports and Recreation - 2.1%			Industrial Products – 14.1%
†Thor Industries	77,700	3,113,439	Automotive - 1.8%
Winnebago Industries	94,000	3,128,320	Adesa	213,800	5,220,996

		6,241,759	Building Systems and Components - 1.9%
			AZZ[a]	75,000	1,353,000
Other Consumer Products - 1.1%			Drew Industries[a]	146,200	4,121,378
Fossil[a]	146,000	3,140,460
					5,474,378
Total (Cost $13,387,142)		15,318,919
			Machinery - 3.1%
Consumer Services – 2.3%			Lincoln Electric Holdings	78,000	3,093,480
Direct Marketing - 1.5%			Pason Systems	158,000	3,928,083
Nu Skin Enterprises Cl. A	258,600	4,546,188	†Rofin-Sinar Technologies[a]	50,000	2,173,500

Other Consumer Services - 0.8%					9,195,063
MoneyGram International	88,300	2,302,864
			Metal Fabrication and Distribution - 7.1%
Total (Cost $6,828,412)		6,849,052	†Harris Steel Group	190,000	4,265,990
			IPSCO	83,000	6,887,340
Financial Intermediaries – 2.8%			†Metal Management	168,400	3,916,984
Insurance - 0.8%			Schnitzer Steel Industries Cl. A	186,000	5,689,740
AmerUs Group	43,000	2,436,810
					20,760,054
Securities Brokers - 1.8%
†Investment Technology Group[a]	59,100	2,094,504	Other Industrial Products - 0.2%
†Knight Capital Group Cl. Aa	307,000	3,036,230	Color Kinetics[a]	51,000	733,890

		5,130,734	Total (Cost $30,547,250)		41,384,381

Other Financial Intermediaries - 0.2%			Industrial Services – 8.4%
TSX Group	17,000	684,855	Commercial Services - 3.4%
			†Ceridian Corporation[a]	179,000	4,448,150
Total (Cost $6,808,119)		8,252,399	Exponent[a]	92,900	2,636,502
			†MPS Group[a]	210,400	2,876,168
Financial Services – 4.5%
Information and Processing - 1.8%					9,960,820
eFunds Corporation[a]	227,700	5,337,288
			Engineering and Construction - 2.0%
Investment Management - 1.0%			Dycom Industries[a]	149,500	3,289,000
†Nuveen Investments Cl. A	70,000	2,983,400	Insituform Technologies Cl. Aa	132,000	2,556,840

Other Financial Services - 1.7%					5,845,840
†MarketAxess Holdings[a]	218,900	2,502,027
†Morningstar[a]	68,000	2,355,520	Food and Tobacco Processors - 0.6%
			Omega Protein[a]	244,100	1,637,911
		4,857,547
			Industrial Distribution - 0.2%
Total (Cost $10,476,772)		13,178,235	Ritchie Bros. Auctioneers	14,000	591,500

Health – 12.5%			Printing - 1.0%
Commercial Services - 0.9%			†Banta Corporation	59,000	2,938,200
ICON ADR[a]	60,500	2,488,970
			Transportation and Logistics - 1.2%
Drugs and Biotech - 9.1%			†Universal Truckload Services[a]	152,900	3,516,700
†Draxis Health[a]	525,000	2,273,250
†Elan Corporation ADR[a]	272,000	3,788,960	Total (Cost $22,148,701)		24,490,971
Endo Pharmaceuticals Holdings[a]	130,000	3,933,800
Lexicon Genetics[a]	292,300	1,066,895	Natural Resources – 18.2%
Martek Biosciences[a]	110,000	2,707,100	Energy Services - 7.0%
Myriad Genetics[a]	160,000	3,328,000	Ensign Energy Services	170,000	6,861,714
Orchid Cellmark[a]	409,100	3,109,160	Input/Output[a]	389,100	2,735,373
Perrigo Company	272,400	4,061,484	Tesco Corporation[a]	243,200	4,499,200
Zila[a]	610,600	2,350,810	Trican Well Service[a]	134,900	6,498,688

		26,619,459			20,594,975

70 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		VALUE
Natural Resources (continued)			REPURCHASE AGREEMENT – 8.7%
Precious Metals and Mining - 10.4%			State Street Bank & Trust Company,
†Agnico-Eagle Mines	150,000	$2,964,000	4.10% dated 12/30/05, due 1/3/06,
Glamis Gold[a]	172,700	4,745,796	maturity value $25,352,544 (collateralized
Hecla Mining Company[a]	825,000	3,349,500	by obligations of various U.S. Government
†Ivanhoe Mines[a]	467,000	3,357,730	Agencies, valued at $25,976,188)
Meridian Gold[a]	144,900	3,168,963	(Cost $25,341,000)	$25,341,000
Northern Orion Resources[a]	1,006,000	3,329,860
NovaGold Resources[a]	387,700	3,528,070	TOTAL INVESTMENTS – 100.1%
Silver Standard Resources[a]	196,000	3,000,760	(Cost $249,230,142)	293,876,390
Western Silver[a]	273,900	3,084,114
			LIABILITIES LESS CASH
		30,528,793	AND OTHER ASSETS – (0.1)%	(20,264)

Real Estate - 0.8%			NET ASSETS – 100.0%	$293,856,126
†Five Star Quality Care[a]	311,700	2,453,079

Total (Cost $36,749,184)		53,576,847

Technology – 18.6%
Components and Systems - 0.8%
Lowrance Electronics	92,000	2,411,320

Internet Software and Services - 4.3%
†eResearch Technology[a]	242,900	3,667,790
†Packeteer[a]	454,200	3,529,134
RealNetworks[a]	700,000	5,432,000

		12,628,924

IT Services - 1.5%
Perot Systems Cl. Aa	235,000	3,322,900
RADVision[a]	70,000	1,160,789

		4,483,689

Semiconductors and Equipment - 4.8%
†ADE Corporation[a]	156,900	3,775,014
†Advanced Energy Industries[a]	276,000	3,265,080
Cabot Microelectronics[a]	66,000	1,935,780
DSP Group[a]	29,000	726,740
DTS[a]	110,700	1,638,360
†Photronics[a]	182,300	2,745,438

		14,086,412

Software - 3.5%
Dendrite International[a]	142,943	2,059,809
†Epicor Software[a]	191,500	2,705,895
†SPSS[a]	100,900	3,120,837
†Ulticom[a]	250,000	2,452,500

		10,339,041

Telecommunications - 3.7%
Foundry Networks[a]	405,000	5,593,050
KVH Industries[a]	233,600	2,284,608
†Novatel Wireless[a]	239,000	2,894,290

		10,771,948

Total (Cost $50,734,059)		54,721,334

Miscellaneous – 4.8%
Total (Cost $13,513,043)		14,182,569

TOTAL COMMON STOCKS
(Cost $223,889,142)		268,535,390

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 71

SCHEDULES OF INVESTMENTS

Royce Technology Value Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 92.5%			Software - 36.1%
			†Aladdin Knowledge Systems[a]	40,000	$688,800
Advertising and Publishing - 0.6%			†American Software Cl. A	40,000	261,520
†Greenfield Online[a]	30,000	$175,800	Aspen Technology[a]	80,000	628,000
			†@Road[a]	60,000	313,800
Total (Cost $312,001)		175,800	BindView Development[a]	200,000	796,000
			†Bottomline Technologies[a]	60,000	661,200
Commercial Services - 1.8%			†Centra Software[a]	150,000	300,000
†Ceridian Corporation[a]	15,000	372,750	Chordiant Software[a]	140,000	366,800
†First Advantage Cl. Aa	5,000	133,550	†DataTRAK International[a]	20,000	199,800
			ILOG ADR[a]	65,000	1,123,200
Total (Cost $374,824)		506,300	Indus International[a]	120,000	376,800
			†Micromuse[a]	60,000	593,400
Components and Systems - 8.5%			Mobius Management Systems[a]	100,000	672,000
†Acacia Research-Acacia Technologies[a]	80,000	552,000	†Motive[a]	70,000	216,300
†Analogic Corporation	15,000	717,750	Open Text[a]	50,000	705,500
Digi International[a]	50,000	524,500	SCO Group (The)[a]	382,500	1,510,875
OSI Systems[a]	15,000	275,850	Ultimate Software Group[a]	30,000	572,100
On Track Innovations[a]	20,000	273,600
			Total (Cost $12,345,027)		9,986,095
Total (Cost $2,266,470)		2,343,700
			Telecommunications - 15.3%
Distribution - 1.2%			Broadwing Corporation[a]	50,000	302,500
I-Sector Corporation[a]	60,000	333,000	Covad Communications Group[a]	300,000	294,000
			†GigaBeam[a]	30,000	228,000
Total (Cost $428,486)		333,000	†GoRemote Internet Communications[a]	100,000	166,000
			Harmonic[a]	110,000	533,500
Internet Software and Services - 21.4%			iBasis[a]	200,000	366,000
Dynabazaar[a]	150,000	54,450	Lightbridge[a]	15,000	124,350
Emdeon Corporation[a]	30,000	253,800	†NMS Communications[a]	110,000	383,900
Hollywood Media[a]	120,000	517,200	PC-Tel[a]	50,000	438,000
†Intraware[a]	70,000	472,500	Terayon Communication Systems[a]	190,000	438,900
Jacada[a]	330,100	871,464	UCN[a]	170,000	300,900
†Online Resources[a]	20,000	221,000	Westell Technologies Cl. Aa	150,000	675,000
Openwave Systems[a]	25,000	436,750
†PFSweb[a]	250,000	300,000	Total (Cost $5,008,375)		4,251,050
†Provide Commerce[a]	10,000	331,100
†RealNetworks[a]	60,000	465,600	Miscellaneous - 0.7%
S1 Corporation[a]	100,000	435,000	Total (Cost $183,250)		179,580
Stellent[a]	80,000	794,400
SupportSoft[a]	100,000	422,000	TOTAL COMMON STOCKS
†TheStreet.com[a]	50,000	360,500	(Cost $28,253,545)		25,617,039

Total (Cost $5,454,803)		5,935,764	REPURCHASE AGREEMENT – 14.1%
			State Street Bank & Trust Company,
IT Services - 1.8%			4.10% dated 12/30/05, due 1/3/06,
PacificNet[a]	20,000	135,400	maturity value $3,922,786 (collateralized
†TechTeam Global[a]	20,000	200,800	by obligations of various U.S. Government
TriZetto Group (The)[a]	10,000	169,900	Agencies, valued at $4,019,094)
			(Cost $3,921,000)		3,921,000
Total (Cost $600,201)		506,100
			TOTAL INVESTMENTS – 106.6%
Leisure and Entertainment - 2.2%			(Cost $32,174,545)		29,538,039
Mikohn Gaming[a]	25,000	246,750
TiVo[a]	70,000	358,400	LIABILITIES LESS CASH
			AND OTHER ASSETS – (6.6)%		(1,833,141)
Total (Cost $613,527)		605,150
			NET ASSETS – 100.0%		$27,704,898
Other Financial Intermediaries - 1.8%
Electronic Clearing House[a]	50,000	498,500

Total (Cost $392,501)		498,500

Semiconductors and Equipment - 1.1%
DTS[a]	20,000	296,000

Total (Cost $274,080)		296,000

72 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

Royce 100 Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 90.8%			Other Financial Services - 2.6%
			†MarketAxess Holdings[a]	11,700	$133,731
Consumer Products – 6.4%			†Morningstar[a]	5,200	180,128
Apparel and Shoes - 2.2%			†Nasdaq Stock Market[a]	3,700	130,166
†Kenneth Cole Productions Cl. A	4,600	$117,300
†Columbia Sportswear Company[a]	2,800	133,644			444,025
K-Swiss Cl. A	3,900	126,516
			Total (Cost $1,132,242)		1,473,211
		377,460
			Health – 6.1%
Home Furnishing and Appliances - 0.8%			Commercial Services - 0.8%
Ethan Allen Interiors	3,700	135,161	ICON ADR[a]	3,300	135,762

Sports and Recreation - 2.8%			Drugs and Biotech - 2.4%
†Polaris Industries	2,400	120,480	Endo Pharmaceuticals Holdings[a]	2,700	81,702
Thor Industries	5,300	212,371	Orchid Cellmark[a]	16,100	122,360
Winnebago Industries	4,400	146,432	Perrigo Company	13,400	199,794

		479,283			403,856

Other Consumer Products - 0.6%			Health Services - 0.9%
Fossil [a]	4,500	96,795	On Assignment[a]	13,600	148,376

Total (Cost $1,021,104)		1,088,699	Medical Products and Devices - 2.0%
			Invacare Corporation	4,000	125,960
Consumer Services – 8.0%			Possis Medical[a]	12,200	121,390
Direct Marketing - 0.8%			Viasys Healthcare[a]	3,500	89,950
Nu Skin Enterprises Cl. A	7,300	128,334
					337,300
Restaurants and Lodgings - 1.3%
CBRL Group	1,900	66,785	Total (Cost $939,276)		1,025,294
†CEC Entertainment[a]	4,600	156,584
			Industrial Products – 15.0%
		223,369	Automotive - 2.3%
			Adesa	9,900	241,758
Retail Stores - 4.7%			Gentex Corporation	7,400	144,300
Big Lots[a]	7,200	86,472
Borders Group	10,600	229,702			386,058
Buckle (The)	3,600	116,064
Claire’s Stores	4,400	128,568	Building Systems and Components - 1.8%
Dress Barn (The)[a]	3,900	150,579	Drew Industries[a]	6,800	191,692
Pier 1 Imports	10,600	92,538	Teleflex	1,700	110,466

		803,923			302,158

Other Consumer Services - 1.2%			Machinery - 6.5%
MoneyGram International	7,700	200,816	†Franklin Electric	3,500	138,390
			†Lincoln Electric Holdings	4,300	170,538
Total (Cost $1,261,285)		1,356,442	Pason Systems	7,800	193,918
			†Rofin-Sinar Technologies[a]	6,500	282,555
Financial Intermediaries – 2.0%			†Tennant Company	2,900	150,800
Securities Brokers - 1.0%			Woodward Governor Company	1,800	154,818
†Investment Technology Group[a]	5,100	180,744
					1,091,019
Other Financial Intermediaries - 1.0%
†Archipelago Holdings[a]	3,300	164,241	Metal Fabrication and Distribution - 1.5%
			Kaydon Corporation	3,800	122,132
Total (Cost $241,613)		344,985	†Metal Management	5,800	134,908

Financial Services – 8.7%					257,040
Information and Processing - 2.4%
eFunds Corporation[a]	10,200	239,088	Specialty Chemicals and Materials - 0.6%
SEI Investments Company	4,400	162,800	MacDermid	3,900	108,810

		401,888	Other Industrial Products - 2.3%
			Brady Corporation Cl. A	5,800	209,844
Insurance Brokers - 0.6%			Smith (A.O.) Corporation	5,000	175,500
Hilb Rogal & Hobbs Company	2,500	96,275
					385,344
Investment Management - 3.1%
Federated Investors Cl. B	5,300	196,312	Total (Cost $2,071,014)		2,530,429
GAMCO Investors Cl. A	2,500	108,825
Nuveen Investments Cl. A	5,300	225,886	Industrial Services – 12.4%
			Commercial Services - 5.4%
		531,023	†Ceridian Corporation[a]	9,000	223,650
			Copart[a]	6,100	140,666

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	|	73

SCHEDULES OF INVESTMENTS

Royce 100 Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Cognex Corporation	4,100	$123,369
Commercial Services (continued)			DTS [a]	8,900	131,720
†Dolby Laboratories Cl. Aa	11,600	$197,780
MPS Group[a]	16,100	220,087			751,636
Viad Corporation	4,500	131,985
			Software - 4.0%
		914,168	Fair Isaac	3,800	167,846
			†Macrovision Corporation[a]	10,700	179,011
Industrial Distribution - 1.0%			Pegasystems [a]	16,600	121,346
Ritchie Bros. Auctioneers	3,800	160,550	†SPSS[a]	6,700	207,231

Printing - 1.8%					675,434
†Banta Corporation	3,100	154,380
Courier Corporation	4,375	150,237	Telecommunications - 2.3%
			†Foundry Networks[a]	15,000	207,150
		304,617	†Novatel Wireless[a]	15,400	186,494

Transportation and Logistics - 4.2%					393,644
Alexander & Baldwin	1,700	92,208
†Arkansas Best	4,900	214,032	Total (Cost $3,488,635)		3,864,131
†Grupo Aeroportuario del Sureste ADR	5,300	171,402
†Universal Truckload Services[a]	10,100	232,300	Miscellaneous – 4.9%
			Total (Cost $804,614)		819,261
		709,942
			TOTAL COMMON STOCKS
Total (Cost $1,762,610)		2,089,277	(Cost $13,103,255)		15,333,243

Natural Resources – 4.4%			REPURCHASE AGREEMENT – 8.1%
Energy Services - 2.6%			State Street Bank & Trust Company,
Ensign Energy Services	4,600	185,670	4.10% dated 12/30/05, due 1/3/06,
Trican Well Service[a]	5,100	245,688	maturity value $1,372,625 (collateralized
			by obligations of various U.S. Government
		431,358	Agencies, valued at $1,409,173)
			(Cost $1,372,000)		1,372,000
Oil and Gas - 1.8%
Cimarex Energy[a]	4,200	180,642	TOTAL INVESTMENTS – 98.9%
Holly Corporation	2,200	129,514	(Cost $14,475,255)		16,705,243

		310,156	CASH AND OTHER ASSETS
			LESS LIABILITIES – 1.1%		186,906
Total (Cost $380,862)		741,514
			NET ASSETS – 100.0%		$16,892,149
Technology – 22.9%
Aerospace and Defense - 0.8%
†HEICO Corporation Cl. A	6,200	127,224

Components and Systems - 5.9%
American Power Conversion	6,300	138,600
Dionex Corporation[a]	3,900	191,412
†Nam Tai Electronics	7,200	162,000
Plexus Corporation[a]	6,300	143,262
Technitrol	8,300	141,930
†Tektronix	7,900	222,859

		1,000,063

Distribution - 1.1%
†Benchmark Electronics[a]	5,700	191,691

Internet Software and Services - 2.3%
†eResearch Technology[a]	12,900	194,790
†RealNetworks[a]	23,800	184,688

		379,478

IT Services - 2.0%
Keane [a]	11,100	122,211
Perot Systems Cl. Aa	10,200	144,228
†Sapient Corporation[a]	13,800	78,522

		344,961

Semiconductors and Equipment - 4.5%
†ADE Corporation[a]	9,000	216,540
Advanced Energy Industries[a]	14,000	165,620
†Cabot Microelectonics[a]	3,900	114,387

74	|	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

Royce Discovery Fund

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 87.8%			Ceres Group[a]	5,000	$25,850
			FPIC Insurance Group[a]	800	27,760
Consumer Products – 6.4%			Meadowbrook Insurance Group[a]	4,100	23,944
Apparel and Shoes - 2.4%			Presidential Life	1,600	30,464
†Kenneth Cole Productions Cl. A	1,100	$28,050	Safety Insurance Group	700	28,259
Lakeland Industries[a]	1,500	28,185
†Stride Rite	2,300	31,188			209,868

		87,423	Securities Brokers - 0.4%
			Stifel Financial[a]	366	13,758
Home Furnishing and Appliances - 1.5%
National Presto Industries	500	22,175	Total (Cost $296,926)		343,729
Stanley Furniture Company	1,300	30,134
			Financial Services – 1.8%
		52,309	Other Financial Services - 1.8%
			†Collegiate Funding Services[a]	2,000	39,500
Sports and Recreation - 0.8%			Nicholas Financial	2,350	24,699
†Aldila	1,100	27,973
			Total (Cost $56,339)		64,199
Other Consumer Products - 1.7%
†JAKKS Pacific[a]	1,600	33,504	Health – 19.0%
†WD-40 Company	1,100	28,886	Drugs and Biotech - 5.4%
			Bentley Pharmaceuticals[a]	2,400	39,384
		62,390	Draxis Health[a]	6,100	26,413
			†Hi-Tech Pharmacal[a]	800	35,432
Total (Cost $215,385)		230,095	Lifecore Biomedical[a]	1,900	30,837
			†Matrixx Initiatives[a]	1,800	37,710
Consumer Services – 8.5%			†Stratagene Corporation	2,600	26,104
Direct Marketing - 0.9%
Sportsman’s Guide (The)[a]	1,300	31,005			195,880

Leisure and Entertainment - 0.7%			Health Services - 4.4%
†4Kids Entertainment[a]	1,600	25,104	†Allied Healthcare International[a]	4,600	28,244
			Gentiva Health Services[a]	2,000	29,480
Media and Broadcasting - 0.9%			Metropolitan Health Networks[a]	8,000	19,200
†Nelson (Thomas)	1,300	32,045	†NovaMed[a]	3,700	24,158
			†Odyssey Healthcare[a]	1,800	33,552
Restaurants and Lodgings - 1.7%			PainCare Holdings[a]	7,700	25,102
†Benihana Cl. Aa	1,500	34,560
†Lone Star Steakhouse & Saloon	1,100	26,114			159,736

		60,674	Medical Products and Devices - 8.6%
			Anika Therapeutics[a]	1,800	21,042
Retail Stores - 2.6%			Atrion Corporation	400	27,772
†Deb Shops	1,100	32,703	Candela Corporation[a]	900	12,996
†Shoe Carnival[a]	1,800	39,456	†Cholestech Corporation[a]	2,200	21,824
Trans World Entertainment[a]	4,100	23,370	†Cutera[a]	1,600	42,176
			ICU Medical[a]	800	31,368
		95,529	Meridian Bioscience	1,697	34,178
			Schick Technologies[a]	1,100	36,255
Other Consumer Services - 1.7%			†Utah Medical Products	1,000	32,040
†Escala Group[a]	1,700	34,476	Vital Signs	500	21,410
EZCORP Cl. Aa	1,900	29,032	†Young Innovations	800	27,264

		63,508			308,325

Total (Cost $266,212)		307,865	Personal Care - 0.6%
			CNS	1,000	21,910
Financial Intermediaries – 9.5%
Banking - 3.3%			Total (Cost $541,965)		685,851
Capital Crossing Bank[a]	800	26,720
†First Regional Bancorp[a]	400	27,020	Industrial Products – 8.1%
Intervest Bancshares[a]	1,100	27,225	Automotive - 0.6%
New Hampshire Thrift Bancshares	99	1,459	†Noble International	1,100	22,924
Provident Financial Holdings	511	13,439
†Taylor Capital Group	600	24,240	Building Systems and Components - 0.8%
			†International Aluminum	700	28,175
		120,103

Insurance - 5.8%
†American Equity Investment Life Holding Company	2,000	26,100
American Safety Insurance Holdings[a]	1,500	25,095
Capital Title Group	4,050	22,396

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 75

SCHEDULES OF INVESTMENTS

Royce Discovery Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Components and Systems - 3.1%
Industrial Components - 2.0%			Methode Electronics	2,800	$27,916
Bel Fuse Cl. B	900	$28,620	†SimpleTech[a]	5,700	21,489
†Deswell Industries	1,500	16,140	Spectrum Control[a]	4,200	26,082
†Zygo Corporation[a]	1,900	27,911	†Xyratex[a]	2,100	37,128

		72,671			112,615

Machinery - 3.1%			Distribution - 1.0%
Gehl Company[a]	1,200	31,500	Agilysys	1,900	34,618
†Hurco Companies[a]	1,300	40,066
LeCroy Corporation[a]	800	12,232	Internet Software and Services - 1.4%
†Rofin-Sinar Technologies[a]	700	30,429	†ePlus[a]	1,900	26,281
			Pacific Internet[a]	4,200	24,150
		114,227
					50,431
Metal Fabrication and Distribution - 0.7%
Roanoke Electric Steel	1,020	24,072	IT Services - 1.9%
			†Covansys Corporation[a]	1,400	19,054
Other Industrial Products - 0.9%			SI International[a]	900	27,513
EnPro Industries[a]	1,200	32,340	TechTeam Global[a]	2,200	22,088

Total (Cost $262,898)		294,409			68,655

Industrial Services – 6.3%			Semiconductors and Equipment - 2.7%
Engineering and Construction - 2.4%			†ADE Corporation[a]	1,400	33,684
Baker (Michael)[a]	1,100	28,105	†CalAmp Corporation[a]	2,500	26,225
KHD Humboldt Wedag International[a]	1,200	26,580	Catalyst Semiconductor[a]	1,000	4,850
†Layne Christensen Company[a]	1,300	33,059	†IXYS Corporation[a]	2,800	32,732

		87,744			97,491

Food and Tobacco Processors - 0.8%			Software - 2.8%
M&F Worldwide[a]	1,700	27,744	†Applix[a]	3,800	27,740
			†MapInfo[a]	2,000	25,220
Printing - 1.6%			Pervasive Software[a]	4,500	19,710
CSS Industries	881	27,073	†Phoenix Technologies[a]	4,700	29,422
Ennis	1,700	30,889
					102,092
		57,962
			Telecommunications - 2.4%
Transportation and Logistics - 1.5%			†Anaren[a]	706	11,035
Cronos Group (The)	2,000	25,200	Communications Systems	2,100	25,788
Vitran Corporation Cl. Aa	1,400	27,580	SpectraLink Corporation	2,100	24,927
			†TALK America Holdings[a]	3,000	25,890
		52,780
					87,640
Total (Cost $187,150)		226,230
			Total (Cost $641,957)		666,929
Natural Resources – 5.2%
Oil and Gas - 2.5%			Miscellaneous – 4.5%
†Callon Petroleum Company[a]	1,500	26,475	Total (Cost $177,020)		164,685
†EnergySouth	1,000	26,780
†Panhandle Royalty Company Cl. A	700	28,350	TOTAL COMMON STOCKS
VAALCO Energy[a]	2,500	10,600	(Cost $2,814,418)		3,171,851

		92,205	REPURCHASE AGREEMENT – 9.8%
			State Street Bank & Trust Company,
Precious Metals and Mining - 0.9%			4.10% dated 12/30/05, due 1/3/06,
†United States Lime & Minerals[a]	1,200	31,764	maturity value $354,161 (collateralized
			by obligations of various U.S. Government
Real Estate - 1.8%			Agencies, valued at $367,391)
Bluegreen Corporation[a]	1,800	28,440	(Cost $354,000)		354,000
†Consolidated-Tomoka Land	500	35,450
			TOTAL INVESTMENTS – 97.6%
		63,890	(Cost $3,168,418)		3,525,851

Total (Cost $168,566)		187,859	CASH AND OTHER ASSETS
			LESS LIABILITIES – 2.4%		85,755
Technology – 18.5%
Aerospace and Defense - 3.2%			NET ASSETS – 100.0%		$3,611,606
Ducommun[a]	1,400	29,904
Herley Industries[a]	1,700	28,067
Innovative Solutions and Support[a]	400	5,112
MTC Technologies[a]	800	21,904
TVI Corporation[a]	7,100	28,400

		113,387

76 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

Royce Financial Services Fund

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 95.3%			Securities Brokers - 4.3%
			E*TRADE Financial[a]	1,100	$22,946
Consumer Services – 1.5%			First Albany	2,000	13,900
Other Consumer Services - 1.5%			Knight Capital Group Cl. Aa	800	7,912
MoneyGram International	1,000	$26,080	Piper Jaffray Companies[a]	100	4,040
			Sanders Morris Harris Group	500	8,195
Total (Cost $19,367)		26,080	†Stifel Financial[a]	500	18,795

Diversified Investment Companies – 0.7%					75,788
Closed-End Mutual Funds - 0.7%
Central Fund of Canada Cl. A	1,700	11,577	Total (Cost $809,958)		847,291

Total (Cost $10,707)		11,577	Financial Services – 41.2%
			Information and Processing - 3.6%
Financial Intermediaries – 48.1%			Advent Software[a]	500	14,455
Banking - 24.9%			Interactive Data	500	11,355
Abigail Adams National Bancorp	1,100	15,400	SEI Investments Company	1,000	37,000
Bancorp Rhode Island	700	23,310
Bank of Hawaii	200	10,308			62,810
Bank of NT Butterfield	1,100	51,260
Center Bancorp	1,260	13,809	Insurance Brokers - 4.2%
Central Pacific Financial	1,000	35,920	Brown & Brown	1,500	45,810
†Commercial National Financial	1,100	20,735	Gallagher (Arthur J.) & Company	300	9,264
†Fauquier Bankshares	700	17,150	Hilb Rogal & Hobbs Company	500	19,255
HopFed Bancorp	600	9,510
International Bancshares	625	18,350			74,329
MAF Bancorp	700	28,966
Mercantile Bankshares	200	11,288	Investment Management - 27.5%
Partners Trust Financial Group	800	9,640	†AGF Management Cl. B	500	9,592
Peapack-Gladstone Financial	1,800	50,220	Alliance Capital Management Holding L.P.	1,600	90,384
Provident Financial Services	600	11,106	Apollo Investment	1,545	27,703
Severn Bancorp	800	15,200	Epoch Holding[a]	11,700	69,030
†Sun Bancorp[a]	700	13,825	Federated Investors Cl. B	1,400	51,856
Susquehanna Bancshares	400	9,472	†Hennessy Advisors	1,000	25,250
Timberland Bancorp	500	11,730	IGM Financial	200	7,935
Umpqua Holdings	400	11,412	International Assets Holding[a]	1,000	9,100
Whitney Holding	1,400	38,584	MCG Capital	1,000	14,590
Wilmington Trust	300	11,673	MVC Capital	2,000	21,320
			Nuveen Investments Cl. A	1,200	51,144
		438,868	T. Rowe Price Group	700	50,421
			U.S. Global Investors Cl. Aa	4,000	55,400
Insurance - 15.9%
Alleghany Corporation[a]	102	28,968			483,725
American National Insurance	200	23,398
Argonaut Group[a]	800	26,216	Other Financial Services - 5.9%
Aspen Insurance Holdings	1,400	33,138	CharterMac	500	10,590
Baldwin & Lyons Cl. B	1,500	36,450	Credit Acceptance[a]	1,100	17,710
CNA Surety[a]	500	7,285	†Morningstar[a]	1,500	51,960
Erie Indemnity Company Cl. A	200	10,640	Municipal Mortgage & Equity	400	10,332
Infinity Property & Casualty	700	26,047	World Acceptance[a]	500	14,250
Montpelier Re Holdings	1,300	24,570
†Ohio Casualty	500	14,160			104,842
RLI	300	14,961
Transatlantic Holdings	500	33,600	Total (Cost $518,200)		725,706

		279,433	Industrial Services – 2.0%
			Commercial Services - 2.0%
Real Estate Investment Trusts - 3.0%			Viad Corporation	250	7,332
†Capital Trust Cl. A	600	17,568	Watson Wyatt Worldwide Cl. A	1,000	27,900
Friedman, Billings, Ramsey Group Cl. A	2,600	25,740
Gladstone Commercial	600	9,894	Total (Cost $29,565)		35,232

		53,202	Technology – 1.8%
			Software - 1.8%
			Fair Isaac	700	30,919

			Total (Cost $19,282)		30,919

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 77

SCHEDULES OF INVESTMENTS

Royce Financial Services Fund (continued)	Royce Dividend Value Fund

	VALUE		SHARES	VALUE
TOTAL COMMON STOCKS		COMMON STOCKS – 90.4%
(Cost $1,407,079)	$1,676,805
		Consumer Products – 3.0%
REPURCHASE AGREEMENT – 5.1%		Apparel and Shoes - 1.4%
State Street Bank & Trust Company,		K-Swiss Cl. A	700	$22,708
4.10% dated 12/30/05, due 1/3/06,		Polo Ralph Lauren Cl. A	500	28,070
maturity value $90,041 (collateralized
by obligations of various U.S. Government				50,778
Agencies, valued at $95,622)
(Cost $90,000)	90,000	Home Furnishing and Appliances - 1.6%
		Ethan Allen Interiors	700	25,571
TOTAL INVESTMENTS – 100.4%		Furniture Brands International	800	17,864
(Cost $1,497,079)	1,766,805	Natuzzi ADR	2,000	14,000

LIABILITIES LESS CASH				57,435
AND OTHER ASSETS – (0.4%)	(6,245)
		Total (Cost $93,977)		108,213
NET ASSETS – 100.0%	$1,760,560
		Consumer Services – 8.7%
		Leisure and Entertainment - 2.6%
		†Carmike Cinemas	3,100	78,616
		Regal Entertainment Group Cl. A	800	15,216

				93,832

		Restaurants and Lodgings - 0.9%
		CBRL Group	900	31,635

		Retail Stores - 3.8%
		†Borders Group	1,400	30,338
		Claire’s Stores	1,900	55,518
		Dress Barn (The)[a]	600	23,166
		Pier 1 Imports	1,800	15,714
		Talbots	400	11,128

				135,864

		Other Consumer Services - 1.4%
		MoneyGram International	2,000	52,160

		Total (Cost $302,123)		313,491

		Financial Intermediaries – 15.7%
		Banking - 8.2%
		Arrow Financial	515	13,467
		BOK Financial	600	27,258
		†Bank of NT Butterfield	810	37,746
		Boston Private Financial Holdings	1,300	39,546
		†Canadian Western Bank	1,200	36,967
		Fauquier Bankshares	900	22,050
		Peapack-Gladstone Financial	1,000	27,900
		†Whitney Holding	3,300	90,948

				295,882

		Insurance - 2.4%
		Alleghany Corporation[a]	102	28,968
		Erie Indemnity Company Cl. A	400	21,280
		Transatlantic Holdings	500	33,600

				83,848

		Real Estate Investment Trusts - 5.1%
		†Capital Trust Cl. A	2,300	67,344
		Friedman, Billings, Ramsey Group Cl. A	5,100	50,490
		Gladstone Commercial	1,200	19,788
		†MFA Mortgage Investments	8,000	45,600

				183,222

		Total (Cost $562,025)		562,952

78 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE
Financial Services – 23.1%			Industrial Services – 2.7%
Information and Processing - 2.6%			Commercial Services - 0.8%
SEI Investments Company	2,500	$92,500	Central Parking	600	$8,232
			Kelly Services Cl. A	500	13,110
Insurance Brokers - 7.2%			Viad Corporation	250	7,333
Aon Corporation	1,000	35,950
Brown & Brown	2,400	73,296			28,675
Gallagher (Arthur J.) & Company	3,300	101,904
Hilb Rogal & Hobbs Company	1,200	46,212	Transportation and Logistics - 0.9%
			Alexander & Baldwin	600	32,544
		257,362
			Other Industrial Services - 1.0%
Investment Management - 13.3%			Landauer	800	36,872
Alliance Capital Management Holding L.P.	3,200	180,768
Apollo Investment	1,030	18,468	Total (Cost $88,746)		98,091
Federated Investors Cl. B	2,500	92,600
GAMCO Investors Cl. A	500	21,765	Technology – 16.3%
MCG Capital	1,000	14,590	Aerospace and Defense - 2.0%
MVC Capital	1,500	15,990	†HEICO Corporation Cl. A	3,500	71,820
Nuveen Investments Cl. A	1,500	63,930
†T. Rowe Price Group	1,000	72,030	Components and Systems - 8.6%
			AVX Corporation	2,000	28,960
		480,141	American Power Conversion	1,000	22,000
			†Analogic Corporation	700	33,495
Total (Cost $671,362)		830,003	Dionex Corporation[a]	1,000	49,080
			Lowrance Electronics	1,500	39,315
Health – 1.1%			†Nam Tai Electronics	1,700	38,250
Medical Products and Devices - 1.1%			Technitrol	3,300	56,430
Applera Corporation- Applied Biosystems Group	800	21,248	†Tektronix	1,400	39,494
Arrow International	600	17,394
					307,024
Total (Cost $32,864)		38,642
			IT Services - 0.7%
Industrial Products – 16.2%			Syntel	1,200	24,996
Automotive - 2.4%
Adesa	2,300	56,166	Semiconductors and Equipment - 1.0%
CLARCOR	1,000	29,710	Cognex Corporation	1,200	36,108

		85,876	Software - 1.2%
			Fair Isaac	1,000	44,170
Industrial Components - 2.6%
†Bel Fuse Cl. A	2,400	60,000	Telecommunications - 2.8%
†Deswell Industries	3,000	32,280	†North Pittsburgh Systems	1,500	28,305
			Scientific-Atlanta	1,700	73,219
		92,280
					101,524
Machinery - 6.4%
Franklin Electric	1,500	59,310	Total (Cost $496,994)		585,642
Lincoln Electric Holdings	1,600	63,456
Nordson Corporation	800	32,408	Utilities – 2.2%
†Rofin-Sinar Technologies[a]	1,000	43,470	ALLETE	600	26,400
Stewart & Stevenson Services	1,500	31,695	Aqua America	2,000	54,600

		230,339	Total (Cost $55,956)		81,000

Specialty Chemicals and Materials - 2.1%			Miscellaneous – 1.4%
Balchem Corporation	750	22,357	Total (Cost $47,352)		48,988
MacDermid	1,300	36,270
Quaker Chemical	1,000	19,230	TOTAL COMMON STOCKS
			(Cost $2,885,730)		3,250,214
		77,857
			PREFERRED STOCKS – 1.3%
Other Industrial Products - 2.7%			Central Parking Finance Trust 5.25% Conv.	1,000	20,250
†Brady Corporation Cl. A	1,000	36,180	Winthrop Realty Trust Ser. A 8.40% Conv.	1,000	27,750
Quixote Corporation	2,000	39,600
Smith (A.O.) Corporation	600	21,060	TOTAL PREFERRED STOCKS
			(Cost $44,083)		48,000
		96,840

Total (Cost $534,331)		583,192

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 79

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2005

Royce Dividend Value Fund (continued)

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS – 2.7%
†Athena Neurosciences Finance 7.25%
Senior Note due 2/21/08	$100,000	$97,625

TOTAL CORPORATE BONDS
(Cost $85,838)		97,625

REPURCHASE AGREEMENT – 6.1%
State Street Bank & Trust Company,
4.10% dated 12/30/05, due 1/3/06,
maturity value $220,100 (collateralized
by obligations of various U.S. Government
Agencies, valued at $226,474)
(Cost $220,000)		220,000

TOTAL INVESTMENTS – 100.5%
(Cost $3,235,651)		3,615,839

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.5)%		(19,529)

NET ASSETS – 100.0%		$3,596,310

[a]	Non-income producing.

[b]	At December 31, 2005, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.

[c]	A portion of these securities were on loan at December 31, 2005.

[d]	A security for which market quotations are no longer readily available represents 0.1% of net assets for Royce Total Return Fund. This security has been valued at its fair value under procedures established by the Fund’s Board of Trustees.

†	New additions in 2005 (unaudited).

Bold indicates a Fund’s largest 20 equity holdings in terms of December 31, 2005 market value.

80 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	DECEMBER 31, 2005

	Pennsylvania	Royce	Royce	Royce
	Mutual	Micro-Cap	Premier	Low-Priced
	Fund	Fund	Fund	Stock Fund

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliates	$2,438,672,864	$592,139,963	$2,531,233,095	$2,830,835,056
Affiliated Companies	124,038,961	3,893,161	1,055,764,133	779,996,107
Repurchase agreements (at cost and value)	220,115,000	84,736,000	499,803,000	352,321,000
Cash	645,707	877	952	307,000
Receivable for investments sold	6,788,867	44,548	2,021,849	10,950,635
Receivable for capital shares sold	21,276,816	1,425,561	13,527,646	4,506,405
Receivable for dividends and interest	1,243,830	229,158	1,910,290	1,277,116
Prepaid expenses and other assets	54,919	15,656	83,005	105,935

Total Assets	2,812,836,964	682,484,924	4,104,343,970	3,980,299,254

LIABILITIES:
Payable for collateral on loaned securities	19,499,550	4,316,318	5,587,918	35,328,891
Payable for investments purchased	17,122,799	1,667,855	947,272	1,550,789
Payable for capital shares redeemed	4,783,008	1,831,880	8,937,994	28,739,377
Payable for investment advisory fees	1,760,567	736,854	3,336,418	3,823,477
Accrued expenses	925,923	255,998	1,230,086	1,467,627

Total Liabilities	44,091,847	8,808,905	20,039,688	70,910,161

Net Assets	$2,768,745,117	$673,676,019	$4,084,304,282	$3,909,389,093

ANALYSIS OF NET ASSETS:
Paid-in capital	$2,053,160,572	$512,955,490	$2,857,974,043	$3,048,515,710
Undistributed net investment income (loss)	(2,113,623)	(12,429,733)	–	(21,030,806)
Accumulated net realized gain (loss) on investments	16,229,353	8,079,954	23,012,317	74,047,197
Net unrealized appreciation (depreciation) on investments	701,468,815	165,070,308	1,203,317,922	807,856,992

Net Assets	$2,768,745,117	$673,676,019	$4,084,304,282	$3,909,389,093

Investment Class	$1,864,480,868	$497,917,367	$3,382,086,151	$3,909,389,093
Consultant Class	$904,159,957	$173,016,529	$47,310,206
Institutional Class		–	$235,885,692
Financial Intermediary Class	$104,292	$2,742,123	$135,926,959
W Class			$283,095,274

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	172,972,995	31,323,612	200,578,372	251,768,847
Consultant Class	88,200,068	11,552,990	2,900,548
Institutional Class			13,952,167
Financial Intermediary Class	9,681	172,994	8,103,318
W Class			16,785,112

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class(1)	$10.78	$15.90	$16.86	$15.53
Consultant Class(1)	$10.25	$14.98	$16.31
Institutional Class(2)			$16.91
Financial Intermediary Class(1)	$10.77	$15.85	$16.77
W Class(2)			$16.87

* Investments at identified cost	$1,861,243,010	$430,962,816	$2,383,679,306	$2,802,974,171

Market value of loaned securities	$17,877,539	$3,929,187	$5,122,528	$33,253,057

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, (effective July 1, 2005 for the Financial Intermediary Class) payable to the Fund.
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 81

STATEMENTS OF ASSETS AND LIABILITIES

	Royce	Royce	Royce	Royce
	Total Return	TrustShares	Opportunity	Special Equity
	Fund	Fund	Fund	Fund

ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliates	$5,050,454,115	$53,830,794	$1,843,109,674	$559,575,931
Affiliated Companies	95,648,996	–	73,802,004	108,638,771
Repurchase agreements (at cost and value)	408,987,000	8,600,000	96,432,000	35,161,000
Cash	79,316	273	117,283	10,753
Receivable for investments sold	10,615,480	632,494	7,031,879	567,849
Receivable for capital shares sold	16,897,130	86,000	3,488,001	999,191
Receivable for dividends and interest	12,546,570	27,329	631,158	687,010
Prepaid expenses and other assets	123,248	1,338	48,765	23,458

Total Assets	5,595,351,855	63,178,228	2,024,660,764	705,663,963

LIABILITIES:
Payable for collateral on loaned securities	17,425,155	–	151,860,857	–
Payable for investments purchased	25,140,812	1,556,984	4,455,915	510,920
Payable for capital shares redeemed	7,236,587	112,391	8,565,344	1,024,805
Payable for investment advisory fees	4,502,402	51,479	1,582,785	612,084
Accrued expenses	1,910,916	45,796	535,409	238,090

Total Liabilities	56,215,872	1,766,650	167,000,310	2,385,899

Net Assets	$5,539,135,983	$61,411,578	$1,857,660,454	$703,278,064

ANALYSIS OF NET ASSETS:
Paid-in capital	$4,388,008,998	$49,617,534	$1,545,138,814	$544,446,718
Undistributed net investment income (loss)	7,539,623	9,624	(66,269)	123,948
Accumulated net realized gain (loss) on investments	18,299,108	841,131	42,345,938	6,111,265
Net unrealized appreciation (depreciation) on investments	1,125,288,254	10,943,289	270,241,971	152,596,133

Net Assets	$5,539,135,983	$61,411,578	$1,857,660,454	$703,278,064

Investment Class	$4,258,135,237	$58,904,641	$1,490,998,597	$523,960,603
Consultant Class	$606,618,393	$2,506,937		$17,516,824
Institutional Class	$214,274,839		$199,292,556	$154,195,010
Financial Intermediary Class	$315,601,701		$167,369,301	$7,605,627
W Class	$144,505,813

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	338,070,146	4,722,221	121,307,954	28,019,530
Consultant Class	48,236,847	222,047		944,059
Institutional Class	16,965,596		16,148,670	8,261,767
Financial Intermediary Class	25,331,130		13,800,658	407,504
W Class	11,457,878

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class(1)	$12.60	$12.47	$12.29	$18.70
Consultant Class(1)	$12.58	$11.29		$18.55
Institutional Class(2)	$12.63		$12.34	$18.66
Financial Intermediary Class(1)	$12.46		$12.13	$18.66
W Class(2)	$12.61

* Investments at identified cost	$4,020,814,857	$42,887,505	$1,646,669,707	$515,618,569

Market value of loaned securities	$10,824,377	$–	$146,328,068	$–

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund; effective July 1, 2005 for the Financial Intermediary Class (2% for Royce TrustShares Fund within three years of purchase).
(2)	Offering and redemption price per share.

82 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	Royce	Royce	Royce	Royce
	Value	Value Plus	Technology Value	100
	Fund	Fund	Fund	Fund

ASSETS:
Investments at value*
Non-Affiliates	$101,392,254	$268,535,390	$25,617,039	$15,333,243
Repurchase agreements (at cost and value)	10,544,000	25,341,000	3,921,000	1,372,000
Cash	928	421,138	815	178
Receivable for capital shares sold	2,031,366	3,938,606	105,169	216,618
Receivable for dividends and interest	52,287	84,744	1,393	9,197
Prepaid expenses and other assets	1,418	5,670	754	270

Total Assets	114,022,253	298,326,548	29,646,170	16,931,506

LIABILITIES:
Payable for investments purchased	383,324	3,526,746	1,735,815	–
Payable for capital shares redeemed	49,119	605,742	141,026	4,953
Payable for investment advisory fees	91,417	239,861	38,648	9,290
Accrued expenses	47,611	98,073	25,783	25,114

Total Liabilities	571,471	4,470,422	1,941,272	39,357

Net Assets	$113,450,782	$293,856,126	$27,704,898	$16,892,149

ANALYSIS OF NET ASSETS:
Paid-in capital	$97,842,721	$246,434,791	$29,662,546	$14,367,921
Undistributed net investment income (loss)	–	(1,058,717)	–	–
Accumulated net realized gain (loss) on investments	1,333,626	3,833,804	678,858	294,240
Net unrealized appreciation (depreciation) on investments	14,274,435	44,646,248	(2,636,506)	2,229,988

Net Assets	$113,450,782	$293,856,126	$27,704,898	$16,892,149

Investment Class	$113,450,782	$293,856,126	$27,704,898	$16,892,149

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	11,738,162	24,424,537	4,506,076	2,246,555

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class(1)	$9.67	$12.03	$6.15	$7.52

* Investments at identified cost	$87,117,819	$223,889,142	$28,253,545	$13,103,255

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Technology Value Fund within six months of purchase).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 83

STATEMENTS OF ASSETS AND LIABILITIES	DECEMBER 31, 2005

	Royce Discovery Fund	Royce Financial Services Fund	Royce Dividend Value Fund

ASSETS:
Investments at value*
Non-Affiliates	$3,171,851	$1,676,805	$3,395,839
Repurchase agreements (at cost and value)	354,000	90,000	220,000
Cash	389	346	218
Receivable for capital shares sold	102,220	63	–
Receivable for dividends and interest	2,125	3,750	12,956
Prepaid expenses and other assets	81	37	58

Total Assets	3,630,666	1,771,001	3,629,071

LIABILITIES:
Payable for investments purchased	–	–	21,376
Accrued expenses	19,060	10,441	11,385

Total Liabilities	19,060	10,441	32,761

Net Assets	$3,611,606	$1,760,560	$3,596,310

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,238,764	$1,452,334	$3,205,824
Undistributed net investment income (loss)	–	5,191	7,947
Accumulated net realized gain (loss) on investments	15,409	33,309	2,351
Net unrealized appreciation (depreciation) on investments	357,433	269,726	380,188

Net Assets	$3,611,606	$1,760,560	$3,596,310

Investment Class	$3,611,606	$1,760,560	$3,596,310

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	570,896	281,164	601,373

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class(1)	$6.33	$6.26	$5.98

* Investments at identified cost	$2,814,418	$1,407,079	$3,015,651

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.

84 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/05	12/31/04	12/31/05	12/31/04	12/31/05	12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$3,144,259	$(9,162,190)	$(6,140,718)	$(7,119,421)	$(3,153,278)	$(10,423,588)
Net realized gain (loss) on investments	150,112,319	113,934,931	61,247,024	67,207,876	248,774,858	118,466,810
Net change in unrealized appreciation (depreciation) on investments	130,237,578	198,326,330	11,382,694	27,022,698	336,858,161	398,822,087

Net increase (decrease) in net assets from investment operations	283,494,156	303,099,071	66,489,000	87,111,153	582,479,741	506,865,309

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	(3,644,141)	–	–	–
Consultant Class	–	–	–	–	–	–
Institutional Class			–	–	–	–
Financial Intermediary Class	–		(9,699)	–	–	–
W Class					–
Net realized gain on investments
Investment Class	(101,191,207)	(60,341,929)	(42,369,785)	(42,716,301)	(158,292,938)	(131,048,297)
Consultant Class	(52,546,533)	(37,887,815)	(15,536,920)	(15,620,233)	(2,253,904)	(1,153,428)
Institutional Class			(7)	(528,342)	(10,725,444)	(3,776,526)
Financial Intermediary Class	(5,793)		(112,512)	(102,415)	(6,405,567)	(3,176,505)
W Class					(13,481,834)

Total distributions	(153,743,533)	(98,229,744)	(61,673,064)	(58,967,291)	(191,159,687)	(139,154,756)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	674,031,486	399,764,759	99,095,529	80,412,061	828,195,664	1,161,984,791
Consultant Class	205,275,464	220,269,642	24,362,267	28,203,606	19,931,341	20,355,465
Institutional Class			14,215	–	151,710,267	78,625,319
Financial Intermediary Class	100,000		1,807,675	1,018,173	82,517,068	49,666,056
W Class					251,186,735
Distributions reinvested
Investment Class	80,321,164	47,785,285	42,993,198	40,183,518	148,122,507	123,888,623
Consultant Class	51,381,431	37,209,584	15,247,153	15,393,303	2,201,530	1,127,437
Institutional Class			3	528,340	9,226,187	3,009,484
Financial Intermediary Class	5,791		122,207	102,412	6,403,068	3,176,504
W Class					13,011,280
Value of shares redeemed
Investment Class	(224,438,592)	(176,169,523)	(121,393,490)	(101,639,890)	(881,872,336)	(375,088,516)
Consultant Class	(144,382,083)	(61,434,358)	(36,697,489)	(23,650,795)	(5,698,801)	(2,013,525)
Institutional Class			(6,530,892)	(5,000,000)	(52,663,809)	(8,740,165)
Financial Intermediary Class	–		(353,656)	(173,375)	(34,962,597)	(22,484,759)
W Class					(21,105,250)
Shareholder redemption fees
Investment Class	187,532	91,236	33,028	38,721	365,331	374,927
Consultant Class	64,856	18,776	11,203	4,063	7,005	1,791
Financial Intermediary Class	–		–		33

Net increase (decrease) in net assets from capital share transactions	642,547,049	467,535,401	18,710,951	35,420,137	516,575,223	1,033,883,432

NET INCREASE (DECREASE) IN NET ASSETS	772,297,672	672,404,728	23,526,887	63,563,999	907,895,277	1,401,593,985
NET ASSETS: Beginning of year	1,996,447,445	1,324,042,717	650,149,132	586,585,133	3,176,409,005	1,774,815,020

End of year	$2,768,745,117	$1,996,447,445	$673,676,019	$650,149,132	$4,084,304,282	$3,176,409,005

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(2,113,623)	$(3,683,304)	$(12,429,733)	$(3,171,728)	$–	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 85

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce TrustShares Fund

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/05	Year ended 12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$(27,742,400)	$(39,235,326)	$52,238,843	$34,596,972	$(263,967)	$(530,216)
Net realized gain (loss) on investments	421,771,246	223,686,531	209,387,531	90,736,052	5,689,058	8,922,430
Net change in unrealized appreciation (depreciation) on investments	(68,717,421)	328,519,772	152,056,398	501,980,794	(477,577)	492,000

Net increase (decrease) in net assets from investment operations	325,311,425	512,970,977	413,682,772	627,313,818	4,947,514	8,884,214

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	(40,259,181)	(32,072,227)	–	–
Consultant Class			–	(482,963)	–	–
Institutional Class			(2,084,191)	(1,088,201)
Financial Intermediary Class			(2,289,738)	(1,891,793)
Consultant B Class						–
W Class			(952,167)
Net realized gain on investments
Investment Class	(305,854,481)	(166,436,268)	(176,963,499)	(50,201,250)	(6,964,023)	(4,848,120)
Consultant Class			(25,200,349)	(6,748,606)	(308,443)	(189,655)
Institutional Class			(8,980,124)	(1,613,788)
Financial Intermediary Class			(13,410,154)	(3,553,954)
Consultant B Class						(1,050,854)
W Class			(5,783,004)

Total distributions	(305,854,481)	(166,436,268)	(275,922,407)	(97,652,782)	(7,272,466)	(6,088,629)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	558,392,530	2,166,338,469	1,216,586,826	1,463,527,509	2,165,743	9,773,344
Consultant Class			147,753,284	164,755,546	525,300	902,341
Institutional Class			125,022,911	49,918,077
Financial Intermediary Class			108,222,982	135,644,866
Consultant B Class						–
W Class			138,052,907
Distributions reinvested
Investment Class	291,670,828	157,688,991	196,825,807	74,978,512	6,963,048	4,847,313
Consultant Class			24,593,884	7,090,653	308,436	189,652
Institutional Class			9,552,526	2,398,034
Financial Intermediary Class			15,533,130	5,222,998
Consultant B Class						1,045,335
W Class			6,726,781
Value of shares redeemed
Investment Class	(1,729,725,311)	(947,839,560)	(999,453,592)	(517,963,364)	(923,875)	(313,936)
Consultant Class			(82,928,272)	(37,176,274)	(79,350)	(6,325)
Institutional Class			(48,969,816)	(9,717,484)
Financial Intermediary Class			(77,693,480)	(40,612,557)
Consultant B Class						(6,874,460)
W Class			(4,855,752)
Shareholder redemption fees
Investment Class	176,769	594,267	382,001	368,761	791	–
Consultant Class			37,418	14,820	565	–
Financial Intermediary Class			1,558

Net increase (decrease) in net assets from capital share transactions	(879,485,184)	1,376,782,167	775,391,103	1,298,450,097	8,960,658	9,563,264

NET INCREASE (DECREASE) IN NET ASSETS	(860,028,240)	1,723,316,876	913,151,468	1,828,111,133	6,635,706	12,358,849
NET ASSETS:
Beginning of year	4,769,417,333	3,046,100,457	4,625,984,515	2,797,873,382	54,775,872	42,417,023

End of year	$3,909,389,093	$4,769,417,333	$5,539,135,983	$4,625,984,515	$61,411,578	$54,775,872

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(21,030,806)	$(16,429,835)	$7,539,623	$27,199	$9,624	$–

86 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/05	Year ended 12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$(7,378,973)	$(9,943,620)	$8,221,294	$9,241,916	$(206,439)	$(91,248)
Net realized gain (loss) on investments	276,860,136	178,518,721	21,288,754	32,693,728	3,119,665	903,640
Net change in unrealized appreciation (depreciation) on investments	(193,942,075)	121,887,282	(47,500,820)	76,504,323	10,074,200	3,511,843

Net increase (decrease) in net assets from investment operations	75,539,088	290,462,383	(17,990,772)	118,439,967	12,987,426	4,324,235

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	(6,151,658)	(7,804,108)	–	–
Consultant Class			–	(9,894)
Institutional Class	–	–	(1,961,353)	(1,245,981)
Financial Intermediary Class	–	–	(63,415)	(102,853)
Net realized gain on investments
Investment Class	(183,049,355)	(110,004,477)	(14,308,925)	(28,374,174)	(1,745,663)	(715,106)
Consultant Class			(468,864)	(671,126)
Institutional Class	(24,295,372)	(12,522,158)	(4,122,444)	(4,149,128)
Financial Intermediary Class	(20,430,881)	(14,918,769)	(199,723)	(416,903)

Total distributions	(227,775,608)	(137,445,404)	(27,276,382)	(42,774,167)	(1,745,663)	(715,106)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	258,294,271	527,003,633	56,742,894	254,497,176	77,294,358	33,607,211
Consultant Class			3,598,685	9,564,013
Institutional Class	60,879,159	104,750,852	33,402,627	147,561,017
Financial Intermediary Class	58,926,943	139,480,482	2,213,938	11,091,090
Distributions reinvested
Investment Class	164,841,507	99,601,474	18,457,645	32,599,944	1,605,052	676,672
Consultant Class			449,840	660,502
Institutional Class	21,302,016	10,085,826	5,777,694	5,086,493
Financial Intermediary Class	20,424,295	14,915,105	263,137	519,755
Value of shares redeemed
Investment Class	(489,952,364)	(387,748,729)	(371,555,145)	(221,070,970)	(15,447,214)	(3,228,194)
Consultant Class			(5,864,900)	(1,215,274)
Institutional Class	(59,530,198)	(19,531,141)	(40,094,304)	(8,167,573)
Financial Intermediary Class	(125,795,338)	(29,616,118)	(7,257,801)	(4,780,528)
Shareholder redemption fees
Investment Class	87,243	588,945	34,818	259,712	43,953	13,739
Consultant Class			758	661

Net increase (decrease) in net assets from capital share transactions	(90,522,466)	459,530,329	(303,830,114)	226,606,018	63,496,149	31,069,428

NET INCREASE (DECREASE) IN NET ASSETS	(242,758,986)	612,547,308	(349,097,268)	302,271,818	74,737,912	34,678,557
NET ASSETS:
Beginning of year	2,100,419,440	1,487,872,132	1,052,375,332	750,103,514	38,712,870	4,034,313

End of year	$1,857,660,454	$2,100,419,440	$703,278,064	1,052,375,332	$113,450,782	$38,712,870

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(66,269)	$–	$123,948	$79,080	$–	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 87

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Value Plus Fund		Royce Technology Value Fund		Royce 100 Fund

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/05	Year ended 12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,264,380)	$(652,371)	$(478,309)	$(1,164,571)	$(57,668)	$(16,269)
Net realized gain (loss) on investments	11,874,684	1,502,509	2,427,056	5,710,431	928,409	360,271
Net change in unrealized appreciation (depreciation) on investments	18,173,944	23,013,806	(3,186,374)	(14,480,226)	1,025,968	1,024,000

Net increase (decrease) in net assets from investment operations	28,784,248	23,863,944	(1,237,627)	(9,934,366)	1,896,709	1,368,002

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	–	–
Net realized gain on investments
Investment Class	(7,923,027)	(717,699)	(2,043,594)	(4,067,154)	(716,540)	(210,006)

Total distributions	(7,923,027)	(717,699)	(2,043,594)	(4,067,154)	(716,540)	(210,006)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	184,406,441	197,807,106	7,657,025	23,441,296	7,520,476	5,182,730
Distributions reinvested
Investment Class	7,118,225	663,438	1,923,136	3,906,053	649,483	193,823
Value of shares redeemed
Investment Class	(130,815,363)	(30,188,581)	(16,221,916)	(78,478,320)	(1,208,388)	(288,958)
Shareholder redemption fees
Investment Class	305,002	146,998	26,255	326,226	2,084	1,089

Net increase (decrease) in net assets from capital share transactions	61,014,305	168,428,961	(6,615,500)	(50,804,745)	6,963,655	5,088,684

NET INCREASE (DECREASE) IN NET ASSETS	81,875,526	191,575,206	(9,896,721)	(64,806,265)	8,143,824	6,246,680
NET ASSETS:
Beginning of year	211,980,600	20,405,394	37,601,619	102,407,884	8,748,325	2,501,645

End of year	$293,856,126	$211,980,600	$27,704,898	$37,601,619	$16,892,149	$8,748,325

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(1,058,717)	$(246,390)	$–	$–	$–	$–

88 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	Royce Discovery Fund		Royce Financial Services Fund		Royce Dividend Value Fund

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/05	Period ended 12/31/04*

INVESTMENT OPERATIONS:
Net investment income (loss)	$(12,591)	$(21,965)	$14,761	$(1,649)	$35,951	$(1,340)
Net realized gain (loss) on investments	314,527	58,266	48,843	22,079	20,482	1,941
Net change in unrealized appreciation (depreciation) on investments	(57,010)	262,572	119,606	150,120	215,451	164,737

Net increase (decrease) in net assets from investment operations	244,926	298,873	183,210	170,550	271,884	165,338

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	(9,598)	–	(27,951)	–
Net realized gain on investments
Investment Class	(291,262)	(31,588)	(15,634)	(20,302)	(18,785)	–

Total distributions	(291,262)	(31,588)	(25,232)	(20,302)	(46,736)	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	976,323	2,177,444	257,677	1,249,398	1,872,430	1,506,622
Distributions reinvested
Investment Class	276,804	31,342	25,145	20,222	46,328	–
Value of shares redeemed
Investment Class	(814,335)	(618,592)	(98,459)	(2,032)	(198,104)	(21,541)
Shareholder redemption fees
Investment Class	2,027	335	383	–	89	–

Net increase (decrease) in net assets from capital share transactions	440,819	1,590,529	184,746	1,267,588	1,720,743	1,485,081

NET INCREASE (DECREASE) IN NET ASSETS	394,483	1,857,814	342,724	1,417,836	1,945,891	1,650,419
NET ASSETS:
Beginning of period	3,217,123	1,359,309	1,417,836	–	1,650,419	–

End of period	$3,611,606	$3,217,123	$1,760,560	$1,417,836	$3,596,310	$1,650,419

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$–	$(4,270)	$5,191	$–	$7,947	$–

*From May 3, 2004 (commencement of operations) to December 31, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 89

STATEMENTS OF OPERATIONS	YEAR ENDED DECEMBER 31, 2005

	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Premier Fund	Royce Low-Priced Stock Fund	Royce Total Return Fund	Royce TrustShares Fund	Royce Opportunity Fund	Royce Special Equity Fund

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$22,305,851	$2,427,988	$13,680,772	$15,808,157	$85,840,416	$420,431	$10,039,818	$13,556,946
Affiliated Companies	1,593,522	–	8,723,224	6,116,470	3,436,077	–	82,254	2,500,210
Interest	7,767,360	2,220,772	13,634,261	10,275,624	25,484,555	122,682	3,761,975	2,227,980
Securities lending	226,641	169,643	90,310	1,258,260	195,460	–	696,512	52,161

Total income	31,893,374	4,818,403	36,128,567	33,458,511	114,956,508	543,113	14,580,559	18,337,297

Expenses:
Investment advisory fees	17,564,944	8,195,175	33,823,349	46,102,564	48,722,042	548,055	19,174,205	8,775,656
Distribution fees	8,116,456	1,631,904	609,923	10,267,587	6,268,475	152,610	508,707	213,773
Shareholder servicing	1,321,866	442,029	2,591,024	4,110,075	4,354,609	56,260	1,291,411	505,893
Shareholder reports	987,506	240,461	1,216,084	1,478,431	1,757,465	36,818	377,579	229,260
Custody	345,615	142,482	429,512	514,473	846,621	70,676	451,612	164,814
Administrative and office facilities	175,569	53,154	268,616	364,397	397,987	4,459	165,619	81,772
Registration	83,236	39,539	129,903	58,628	148,073	28,024	58,197	51,284
Trustees’ fees	61,300	17,629	92,995	119,981	137,842	1,504	48,942	26,614
Audit	38,000	23,000	43,000	46,000	49,997	12,000	38,000	25,000
Legal	27,923	8,425	42,718	57,783	63,294	707	26,268	12,960
Other expenses	80,613	231,248	117,407	172,238	171,058	6,292	79,935	43,002

Total expenses	28,803,028	11,025,046	39,364,531	63,292,157	62,917,463	917,405	22,220,475	10,130,028
Fees waived by investment adviser and distributor	(50,168)	(31,128)	–	(2,091,246)	–	(79,089)	–	–
Expenses reimbursed by investment advisor –
Consultant Class	–	(6,932)	–		–	(31,236)		–
Institutional Class		(13,080)	–		–		(16,800)	–
Financial Intermediary Class	(3,745)	(14,785)	(82,686)		(199,798)		(244,143)	(14,025)

Net expenses	28,749,115	10,959,121	39,281,845	61,200,911	62,717,665	807,080	21,959,532	10,116,003

Net investment income (loss)	3,144,259	(6,140,718)	(3,153,278)	(27,742,400)	52,238,843	(263,967)	(7,378,973)	8,221,294

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Non-Affiliates	118,449,306	60,417,571	192,046,305	407,622,972	187,791,175	5,689,058	272,916,598	22,575,696
Affiliated Companies	31,663,013	829,453	56,728,553	14,148,274	21,596,356	–	3,943,538	(1,286,942)
Net change in unrealized appreciation (depreciation) on investments	130,237,578	11,382,694	336,858,161	(68,717,421)	152,056,398	(477,577)	(193,942,075)	(47,500,820)

Net realized and unrealized gain (loss) on investments	280,349,897	72,629,718	585,633,019	353,053,825	361,443,929	5,211,481	82,918,062	(26,212,066)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$283,494,156	$66,489,000	$582,479,741	$325,311,425	$413,682,772	$4,947,514	$75,539,088	$(17,990,772)

90 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS	YEAR ENDED DECEMBER 31, 2005

	Royce Value Fund	Royce Value Plus Fund	Royce Technology Value Fund	Royce 100 Fund	Royce Discovery Fund	Royce Financial Services Fund	Royce Dividend Value Fund

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$417,434	$809,954	$14,100	$85,593	$25,666	$34,918	$56,931
Interest	239,847	655,488	96,238	33,370	11,051	2,411	19,282

Total income	657,281	1,465,442	110,338	118,963	36,717	37,329	76,213

Expenses:
Investment advisory fees	675,007	2,326,834	443,704	118,544	33,093	15,146	27,021
Distribution fees	168,752	581,708	73,951	29,636	8,273	3,787	6,756
Shareholder servicing	66,466	148,181	38,427	42,386	40,938	10,188	10,392
Shareholder reports	27,903	94,563	10,371	6,282	3,075	1,751	3,209
Custody	50,783	71,393	26,943	24,315	16,941	8,007	10,215
Administrative and office facilities	4,027	17,808	2,901	823	265	120	166
Registration	23,017	41,026	18,510	13,738	12,405	10,328	11,278
Trustees’ fees	1,560	6,371	859	301	91	41	64
Audit	9,000	10,000	8,000	8,000	8,000	8,000	8,000
Legal	646	2,850	454	132	42	19	27
Other expenses	5,232	9,436	19,617	1,240	1,026	1,272	888

Total expenses	1,032,393	3,310,170	643,737	245,397	124,149	58,659	78,016
Fees waived by investment advisor and distributor	(168,673)	(580,348)	(55,090)	(68,766)	(41,366)	(18,933)	(33,777)
Expenses reimbursed by investment advisor – Investment Class	–	–	–	–	(33,475)	(17,158)	(3,977)

Net expenses	863,720	2,729,822	588,647	176,631	49,308	22,568	40,262

Net investment income (loss)	(206,439)	(1,264,380)	(478,309)	(57,668)	(12,591)	14,761	35,951

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Non-Affiliates	3,119,665	11,874,684	2,427,056	928,409	314,527	48,843	20,482
Net change in unrealized appreciation (depreciation) on investments	10,074,200	18,173,944	(3,186,374)	1,025,968	(57,010)	119,606	215,451

Net realized and unrealized gain (loss) on investments	13,193,865	30,048,628	(759,318)	1,954,377	257,517	168,449	235,933

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$12,987,426	$28,784,248	$(1,237,627)	$1,896,709	$244,926	$183,210	$271,884

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 91

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net			Net Asset				Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	(Loss) to Average Net Assets	Portfolio Turnover Rate

PENNSYLVANIA MUTUAL FUND – INVESTMENT CLASS

2005 (d)	$10.14	$0.05	$1.22	$1.27	$–	$(0.63)	$(0.63)	$–	$10.78	12.50%		$1,864,481	0.90%	0.90%	0.49%	26%
2004 (d)	8.88	(0.02)	1.81	1.79	–	(0.53)	(0.53)	–	10.14	20.23%		1,243,059	0.89%	0.89%	(0.20)%	32%
2003 (d)	6.59	(0.01)	2.66	2.65	–	(0.36)	(0.36)	–	8.88	40.29%		839,604	0.93%	0.93%	(0.17)%	30%
2002 (d)	7.39	(0.01)	(0.67)	(0.68)	–	(0.12)	(0.12)	–	6.59	(9.22)%		462,152	0.94%	0.94%	(0.13)%	33%
2001	6.88	0.02	1.22	1.24	(0.03)	(0.70)	(0.73)	–	7.39	18.38%		445,171	0.99%	0.99%	0.24%	39%
PENNSYLVANIA MUTUAL FUND – CONSULTANT CLASS

2005 (d)	$9.77	$(0.04)	$1.15	$1.11	$–	$(0.63)	$(0.63)	$–	$10.25	11.32%		$904,160	1.88%	1.89%	(0.52)%	26%
2004 (d)	8.65	(0.11)	1.76	1.65	–	(0.53)	(0.53)	–	9.77	19.14%		753,388	1.89%	1.89%	(1.20)%	32%
2003 (d)	6.50	(0.09)	2.60	2.51	–	(0.36)	(0.36)	–	8.65	38.69%		484,439	1.94%	1.94%	(1.19)%	30%
2002 (d)	7.36	(0.08)	(0.66)	(0.74)	–	(0.12)	(0.12)	–	6.50	(10.07)%		266,061	1.97%	1.97%	(1.16)%	33%
2001	6.87	(0.04)	1.22	1.18	–	(0.69)	(0.69)	–	7.36	17.51%		137,787	1.73%	1.97%	(0.50)%	39%
PENNSYLVANIA MUTUAL FUND – FINANCIAL INTERMEDIARY CLASS (a)

2005 (d)	$10.93	$0.02	$0.45	$0.47	$–	$(0.63)	$(0.63)	$–	$10.77	4.27	%**	$104	1.14%*	26.06%*	1.32%*	26%

ROYCE MICRO-CAP FUND – INVESTMENT CLASS

2005 (d)	$15.71	$(0.10)	$1.90	$1.80	$(0.13)	$(1.48)	$(1.61)	$–	$15.90	11.50%		$497,917	1.48%	1.49%	(0.72)%	31%
2004 (d)	14.93	(0.15)	2.47	2.32	–	(1.54)	(1.54)	–	15.71	15.78%		473,248	1.47%	1.56%	(0.94)%	44%
2003 (d)	10.16	(0.13)	5.47	5.34	–	(0.57)	(0.57)	–	14.93	52.62%		431,808	1.48%	1.67%	(1.09)%	44%
2002 (d)	11.85	(0.12)	(1.48)	(1.60)	–	(0.10)	(0.10)	0.01	10.16	(13.43)%		262,981	1.49%	1.73%	(1.05)%	31%
2001	9.78	(0.07)	2.32	2.25	–	(0.19)	(0.19)	0.01	11.85	23.14%		203,233	1.49%	1.75%	(0.69)%	30%
ROYCE MICRO-CAP FUND – CONSULTANT CLASS

2005 (d)	$14.92	$(0.25)	$1.79	$1.54	$–	$(1.48)	$(1.48)	$–	$14.98	10.37%		$173,017	2.49%	2.49%	(1.72)%	31%
2004 (d)	14.39	(0.29)	2.36	2.07	–	(1.54)	(1.54)	–	14.92	14.62%		169,813	2.47%	2.56%	(1.94)%	44%
2003 (d)	9.91	(0.25)	5.30	5.05	–	(0.57)	(0.57)	–	14.39	51.01%		144,451	2.49%	2.74%	(2.10)%	44%
2002 (d)	11.68	(0.22)	(1.45)	(1.67)	–	(0.10)	(0.10)	–	9.91	(14.31)%		68,963	2.49%	2.78%	(2.06)%	31%
2001 (d)	9.71	(0.18)	2.34	2.16	–	(0.19)	(0.19)	–	11.68	22.28%		6,598	2.49%	3.50%	(1.71)%	30%
ROYCE MICRO-CAP FUND – INSTITUTIONAL CLASS (b)

2005 (d)	$15.75	$(0.09)	$1.94	$1.85	$–	$(1.48)	$(1.48)	$–	$16.12	11.83	%**	$–	1.34%*	1.58%*	(0.60)%*	31%
2004 (d)	14.94	(0.13)	2.48	2.35	–	(1.54)	(1.54)	–	15.75	15.97%		5,936	1.35%	1.60%	(0.82)%	44%
2003 (d)	14.56	(0.03)	0.98	0.95	–	(0.57)	(0.57)	–	14.94	6.56	%**	10,125	1.29%*	1.77%*	(0.93)%*	44%
ROYCE MICRO-CAP FUND – FINANCIAL INTERMEDIARY CLASS (c)

2005 (d)	$15.68	$(0.11)	$1.89	$1.78	$(0.13)	$(1.48)	$(1.61)	$–	$15.85	11.39%		$2,742	1.49%	2.75%	(0.72)%	31%
2004 (d)	14.91	(0.16)	2.47	2.31	–	(1.54)	(1.54)	–	15.68	15.73%		1,152	1.49%	3.07%	(1.06)%	44%
2003 (d)	10.16	(0.15)	5.47	5.32	–	(0.57)	(0.57)	–	14.91	52.42%		202	1.49%	17.16%	(1.11)%	44%
2002 (d)	10.27	(0.04)	0.03	(0.01)	–	(0.10)	(0.10)	–	10.16	(0.11	)%**	7	1.49%*	17.46%*	(1.20)%*	31%

(a)	The Class commenced operations on November 8, 2005.
(b)	The Institutional Class of shares commenced operations on October 14, 2003 and terminated operations on December 29, 2005.
(c)	The Class commenced operations on August 20, 2002.
(d)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

92 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net			Net Asset			Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	(Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE PREMIER FUND – INVESTMENT CLASS

2005(e)	$15.12	$(0.01)	$2.59	$2.58	$–	$(0.84)	$(0.84)	$–	$16.86	17.07%	$3,382,086	1.13%	1.13%	(0.09)%	20%
2004(e)	12.90	(0.06)	2.99	2.93	–	(0.71)	(0.71)	–	15.12	22.82%	2,975,348	1.14%	1.14%	(0.43)%	24%
2003(e)	9.39	(0.03)	3.67	3.64	–	(0.13)	(0.13)	–	12.90	38.74%	1,713,001	1.16%	1.16%	(0.29)%	26%
2002(e)	10.54	(0.04)	(0.77)	(0.81)	–	(0.34)	(0.34)	–	9.39	(7.75)%	848,341	1.17%	1.17%	(0.40)%	33%
2001	9.83	–	0.94	0.94	–	(0.23)	(0.23)	–	10.54	9.61%	797,248	1.19%	1.19%	(0.04)%	41%
ROYCE PREMIER FUND – CONSULTANT CLASS(a)

2005(e)	$14.80	$(0.17)	$2.52	$2.35	$–	$(0.84)	$(0.84)	$–	$16.31	15.88%	$47,310	2.17%	2.17%	(1.12)%	20%
2004(e)	12.80	(0.22)	2.93	2.71	–	(0.71)	(0.71)	–	14.80	21.27%	26,805	2.35%	2.35%	(1.59)%	24%
2003(e)	10.52	(0.08)	2.49	2.41	–	(0.13)	(0.13)	–	12.80	22.88%**	5,401	2.49%*	4.25%*	(1.22)%*	26%
ROYCE PREMIER FUND – INSTITUTIONAL CLASS(b)

2005(e)	$15.15	$0.01	$2.59	$2.60	$–	$(0.84)	$(0.84)	$–	$16.91	17.17%	$235,886	1.02%	1.02%	0.04%	20%
2004(e)	12.91	(0.04)	2.99	2.95	–	(0.71)	(0.71)	–	15.15	22.96%	104,497	1.04%	1.06%	(0.30)%	24%
2003(e)	9.39	(0.00)	3.65	3.65	–	(0.13)	(0.13)	–	12.91	38.84%	24,106	1.04%	1.14%	(0.03)%	26%
2002(e)	9.64	(0.01)	0.10	0.09	–	(0.34)	(0.34)	–	9.39	0.86%**	4,490	1.04%*	1.58%*	(0.28)%*	33%
ROYCE PREMIER FUND – FINANCIAL INTERMEDIARY CLASS(c)

2005(e)	$15.07	$(0.04)	$2.58	$2.54	$–	$(0.84)	$(0.84)	$–	$16.77	16.86%	$135,927	1.29%	1.37%	(0.24)%	20%
2004(e)	12.89	(0.08)	2.97	2.89	–	(0.71)	(0.71)	–	15.07	22.52%	69,759	1.29%	1.39%	(0.57)%	24%
2003(e)	9.39	(0.04)	3.67	3.63	–	(0.13)	(0.13)	–	12.89	38.63%	32,307	1.29%	1.42%	(0.33)%	26%
2002(e)	9.48	(0.02)	0.27	0.25	–	(0.34)	(0.34)	–	9.39	2.56%**	7,826	1.29%*	4.69%*	(0.62)%*	33%
ROYCE PREMIER FUND – W CLASS(d)

2005(e)	$14.37	$0.01	$3.33	$3.34	$–	$(0.84)	$(0.84)	$–	$16.87	23.25%**	$283,095	1.04%*	1.04%*	0.06%*	20%
ROYCE LOW – PRICED STOCK FUND

2005(e)	$15.33	$(0.10)	$1.58	$1.48	$–	$(1.28)	$(1.28)	$–	$15.53	9.66%	$3,909,389	1.49%	1.54%	(0.68)%	21%
2004(e)	13.98	(0.14)	2.04	1.90	–	(0.55)	(0.55)	–	15.53	13.64%	4,769,417	1.49%	1.71%	(1.00)%	26%
2003(e)	9.75	(0.07)	4.36	4.29	–	(0.06)	(0.06)	–	13.98	44.02%	3,046,100	1.49%	1.94%	(0.70)%	42%
2002(e)	11.67	(0.08)	(1.83)	(1.91)	–	(0.02)	(0.02)	0.01	9.75	(16.28)%	1,787,172	1.49%	1.97%	(0.74)%	29%
2001(e)	9.35	(0.06)	2.39	2.33	–	(0.02)	(0.02)	0.01	11.67	25.07%	1,024,693	1.49%	2.02%	(0.54)%	31%

(a)	The Class commenced operations on June 2, 2003.
(b)	The Class commenced operations on September 17, 2002.
(c)	The Class commenced operations on September 3, 2002.
(d)	The Class commenced operations on May 19, 2005.
(e)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 93

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net			Net Asset				Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	(Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE TOTAL RETURN FUND – INVESTMENT CLASS

2005(e)	$12.26	$0.14	$0.87	$1.01	$(0.12)	$(0.55)	$(0.67)	$–	$12.60	8.23%		$4,258,135	1.12%	1.12%	1.13%	24%
2004(e)	10.69	0.11	1.75	1.86	(0.12)	(0.17)	(0.29)	–	12.26	17.52%		3,738,851	1.15%	1.15%	1.08%	22%
2003(e)	8.37	0.11	2.39	2.50	(0.10)	(0.08)	(0.18)	–	10.69	29.99%		2,289,013	1.18%	1.18%	1.27%	20%
2002(e)	8.59	0.08	(0.21)	(0.13)	(0.08)	(0.01)	(0.09)	–	8.37	(1.60)%		986,455	1.20%	1.20%	1.01%	22%
2001	7.77	0.09	1.05	1.14	(0.11)	(0.21)	(0.32)	–	8.59	14.78%		509,250	1.24%	1.24%	1.14%	24%
ROYCE TOTAL RETURN FUND – CONSULTANT CLASS(a)

2005(e)	$12.24	$0.02	$0.87	$0.89	$–	$(0.55)	$(0.55)	$–	$12.58	7.18%		$606,618	2.10%	2.10%	0.17%	24%
2004(e)	10.68	0.01	1.73	1.74	(0.01)	(0.17)	(0.18)	–	12.24	16.35%		501,635	2.13%	2.13%	0.10%	22%
2003(e)	8.37	0.02	2.37	2.39	–	(0.08)	(0.08)	–	10.68	28.61%		309,136	2.19%	2.19%	0.26%	20%
2002(e)	8.64	–	(0.24)	(0.24)	(0.02)	(0.01)	(0.03)	–	8.37	(2.74)%		120,737	2.20%*	2.25%	0.15%	22%
2001	8.05	–	0.80	0.80	–	(0.21)	(0.21)	–	8.64	10.03	%**	3,429	2.20%*	3.38%*	(0.60)%*	24%
ROYCE TOTAL RETURN FUND – INSTITUTIONAL CLASS(b)

2005(e)	$12.30	$0.16	$0.86	$1.02	$(0.14)	$(0.55)	$(0.69)	$–	$12.63	8.31%		$214,275	1.00%	1.00%	1.30%	24%
2004(e)	10.71	0.13	1.76	1.89	(0.13)	(0.17)	(0.30)	–	12.30	17.78%		124,286	1.04%	1.04%	1.20%	22%
2003(e)	7.88	0.10	2.90	3.00	(0.09)	(0.08)	(0.17)	–	10.71	38.16	%**	67,912	1.04%*	1.07%*	1.54%*	20%
ROYCE TOTAL RETURN FUND – FINANCIAL INTERMEDIARY CLASS(c)

2005(e)	$12.12	$0.12	$0.86	$0.98	$(0.09)	$(0.55)	$(0.64)	$–	$12.46	8.07%		$315,602	1.29%	1.36%	0.98%	24%
2004(e)	10.57	0.10	1.72	1.82	(0.10)	(0.17)	(0.27)	–	12.12	17.38%		261,212	1.29%	1.38%	0.95%	22%
2003(e)	8.28	0.11	2.34	2.45	(0.08)	(0.08)	(0.16)	–	10.57	29.71%		131,813	1.28%	1.45%	1.28%	20%
2002(e)	8.59	0.07	(0.29)	(0.22)	(0.08)	(0.01)	(0.09)	–	8.28	(2.65	)%**	12,302	1.28%*	1.54%*	0.97%*	22%
ROYCE TOTAL RETURN FUND – W CLASS(d)

2005(e)	$11.97	$0.11	$1.17	$1.28	$(0.09)	$(0.55)	$(0.64)	$–	$12.61	10.68	%**	$144,506	1.06%*	1.06%*	1.38%*	24%
ROYCE TRUSTSHARES FUND – INVESTMENT CLASS

2005(e)	$13.00	$(0.06)	$1.21	$1.15	$–	$(1.68)	$(1.68)	$–	$12.47	8.74%		$58,905	1.43%	1.58%	(0.44)%	142%
2004(e)	12.19	(0.12)	2.57	2.45	–	(1.64)	(1.64)	–	13.00	20.35%		52,891	1.49%	1.55%	(0.95)%	86%
2003(e)	9.03	(0.08)	3.51	3.43	–	(0.27)	(0.27)	–	12.19	38.09%		34,143	1.49%	1.63%	(0.81)%	25%
2002(e)	11.47	(0.09)	(2.07)	(2.16)	–	(0.28)	(0.28)	–	9.03	(18.93)%		23,312	1.49%	1.63%	(0.85)%	66%
2001	9.99	(0.08)	2.12	2.04	–	(0.56)	(0.56)	–	11.47	20.51%		26,145	1.49%	1.64%	(0.81)%	53%

(a)	The Class commenced operations on October 16, 2001.
(b)	The Class commenced operations on March 4, 2003.
(c)	The Class commenced operations on January 3, 2002.
(d)	The Class commenced operations on May 19, 2005.
(e)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

94 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net			Net Asset			Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	(Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE TRUSTSHARES FUND – CONSULTANT CLASS(a)

2005(c)	$12.03	$(0.17)	$1.11	$0.94	$–	$(1.68)	$(1.68)	$–	$11.29	7.70%	$2,507	2.49%	3.99%	(1.50)%	142%
2004(c)	11.50	(0.23)	2.40	2.17	–	(1.64)	(1.64)	–	12.03	19.11%	1,885	2.49%	5.21%	(1.94)%	86%
2003(c)	8.62	(0.18)	3.33	3.15	–	(0.27)	(0.27)	–	11.50	36.65%	762	2.49%	8.20%	(1.81)%	25%
2002(c)	11.08	(0.13)	(2.05)	(2.18)	–	(0.28)	(0.28)	–	8.62	(19.78)%	342	2.49%	10.36%	(1.97)%	66%
2001	10.83	–	0.25	0.25	–	–	–	–	11.08	2.31%**	163	2.49%*	50.08%*	(1.92)%*	53%
ROYCE OPPORTUNITY FUND – INVESTMENT CLASS

2005(c)	$13.31	$(0.05)	$0.70	$0.65	$–	$(1.67)	$(1.67)	$–	$12.29	4.76%	$1,490,999	1.14%	1.14%	(0.38)%	42%
2004(c)	12.14	(0.07)	2.17	2.10	–	(0.93)	(0.93)	–	13.31	17.51%	1,677,215	1.14%	1.14%	(0.55)%	47%
2003(c)	7.37	(0.06)	5.41	5.35	–	(0.58)	(0.58)	–	12.14	72.87%	1,311,815	1.15%	1.15%	(0.65)%	55%
2002(c)	9.01	(0.04)	(1.50)	(1.54)	–	(0.11)	(0.11)	0.01	7.37	(17.01)%	635,296	1.17%	1.17%	(0.49)%	46%
2001	7.78	(0.01)	1.35	1.34	–	(0.11)	(0.11)	–	9.01	17.32%	577,103	1.19%	1.19%	(0.19)%	44%
ROYCE OPPORTUNITY FUND – INSTITUTIONAL CLASS(b)

2005(c)	$13.34	$(0.04)	$0.71	$0.67	$–	$(1.67)	$(1.67)	$–	$12.34	4.90%	$199,293	1.04%	1.05%	(0.28)%	42%
2004(c)	12.16	(0.06)	2.17	2.11	–	(0.93)	(0.93)	–	13.34	17.57%	193,136	1.04%	1.06%	(0.44)%	47%
2003(c)	7.38	(0.05)	5.41	5.36	–	(0.58)	(0.58)	–	12.16	72.91%	85,813	1.04%	1.08%	(0.54)%	55%
2002(c)	9.01	(0.03)	(1.49)	(1.52)	–	(0.11)	(0.11)	–	7.38	(16.90)%	31,897	1.04%	1.14%	(0.32)%	46%
2001	8.71	–	0.30	0.30	–	–	–	–	9.01	3.44%**	5,173	1.04%*	1.92%*	(0.11)%*	44%
ROYCE OPPORTUNITY FUND – FINANCIAL INTERMEDIARY CLASS

2005(c)	$13.17	$(0.07)	$0.70	$0.63	$–	$(1.67)	$(1.67)	$–	$12.13	4.66%	$167,369	1.29%	1.41%	(0.53)%	42%
2004(c)	12.05	(0.09)	2.14	2.05	–	(0.93)	(0.93)	–	13.17	17.22%	230,068	1.29%	1.43%	(0.70)%	47%
2003(c)	7.33	(0.08)	5.38	5.30	–	(0.58)	(0.58)	–	12.05	72.59%	90,243	1.29%	1.45%	(0.79)%	55%
2002(c)	8.98	(0.06)	(1.48)	(1.54)	–	(0.11)	(0.11)	–	7.33	(17.18)%	19,979	1.29%	1.50%	(0.60)%	46%
2001	7.78	(0.04)	1.35	1.31	–	(0.11)	(0.11)	–	8.98	16.94%	13,399	1.42%	1.57%	(0.52)%	44%

(a)	The Class commenced operations on December 7, 2001.
(b)	The Class commenced operations on December 12, 2001.
(c)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 95

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net			Net Asset			Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	(Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE SPECIAL EQUITY FUND – INVESTMENT CLASS

2005(e)	$19.61	$0.23	$(0.42)	$(0.19)	$(0.22)	$(0.50)	$(0.72)	$–	$18.70	(0.99)%	$523,961	1.14%	1.14%	0.94%	22%
2004(e)	17.97	0.20	2.28	2.48	(0.18)	(0.67)	(0.85)	0.01	19.61	13.91%	856,537	1.15%	1.15%	1.02%	17%
2003(e)	14.24	0.05	3.86	3.91	(0.05)	(0.15)	(0.20)	0.02	17.97	27.64%	721,334	1.19%	1.19%	0.35%	22%
2002(e)	12.37	0.02	1.73	1.75	(0.03)	–	(0.03)	0.15	14.24	15.32%	397,755	1.20%	1.20%	0.27%	41%
2001	9.55	0.11	2.71	2.82	(0.11)	–	(0.11)	0.11	12.37	30.75%	6,072	1.49%	1.76%	0.87%	124%
ROYCE SPECIAL EQUITY FUND – CONSULTANT CLASS(a)

2005(e)	$19.47	$(0.03)	$(0.39)	$(0.42)	$–	$(0.50)	$(0.50)	$–	$18.55	(2.16)%	$17,517	2.26%	2.26%	(0.15)%	22%
2004(e)	17.89	(0.02)	2.28	2.26	(0.01)	(0.67)	(0.68)	–	19.47	12.66%	20,277	2.28%	2.28%	(0.09)%	17%
2003(e)	15.06	(0.08)	3.07	2.99	(0.01)	(0.15)	(0.16)	–	17.89	19.91%**	9,944	2.20%*	3.21%*	(0.81)%*	22%
ROYCE SPECIAL EQUITY FUND – INSTITUTIONAL CLASS(b)

2005(e)	$19.58	$0.21	$(0.39)	$(0.18)	$(0.24)	$(0.50)	$(0.74)	$–	$18.66	(0.93)%	$154,195	1.05%	1.05%	1.08%	22%
2004(e)	17.95	0.10	2.40	2.50	(0.20)	(0.67)	(0.87)	–	19.58	13.97%	162,819	1.07%	1.07%	1.07%	17%
2003(e)	15.78	0.01	2.37	2.38	(0.06)	(0.15)	(0.21)	–	17.95	15.14%**	13,439	1.10%*	1.36%*	0.24%*	22%

ROYCE SPECIAL EQUITY FUND – FINANCIAL INTERMEDIARY CLASS(c)

2005(e)	$19.56	$0.17	$(0.41)	$(0.24)	$(0.16)	$(0.50)	$(0.66)	$–	$18.66	(1.23)%	$7,606	1.35%	1.48%	0.65%	22%
2004(e)	17.95	0.09	2.35	2.44	(0.16)	(0.67)	(0.83)	–	19.56	13.66%	12,743	1.35%	1.55%	0.74%	17%
2003(e)	16.38	(0.02)	1.80	1.78	(0.06)	(0.15)	(0.21)	–	17.95	10.90%**	5,387	1.35%*	1.79%*	(0.04)%*	22%
ROYCE VALUE FUND(d)

2005(e)	$8.39	$(0.03)	$1.46	$1.43	$–	$(0.16)	$(0.16)	$0.01	$9.67	17.23%	$113,451	1.28%	1.53%	(0.31)%	44%
2004(e)	6.56	(0.06)	2.07	2.01	–	(0.19)	(0.19)	0.01	8.39	30.94%	38,713	1.49%	2.15%	(0.77)%	83%
2003(e)	4.35	(0.04)	2.40	2.36	–	(0.15)	(0.15)	–	6.56	54.32%	4,034	1.49%	3.46%	(0.73)%	181%
2002(e)	5.89	(0.06)	(1.32)	(1.38)	–	(0.16)	(0.16)	–	4.35	(23.51)%	1,319	1.49%	3.08%	(1.26)%	89%
2001	5.00	(0.03)	0.99	0.96	–	(0.07)	(0.07)	–	5.89	19.20 **%	1,491	1.49%*	4.18%*	(1.39)%*	74%

(a)	The Class commenced operations on June 2, 2003.
(b)	The Class commenced operations on July 25, 2003.
(c)	The Class commenced operations on October 2, 2003.
(d)	The Fund commenced operations on June 14, 2001.
(e)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

96 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund ’s performance for the periods presented.

	Net Asset	Net	Net Realized and Unrealized		Distributions	Distributions from Net			Net Asset			Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income
	Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	(Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE VALUE PLUS FUND(a)

2005(g)	$10.94	$(0.04)	$1.47	$(1.43)	$–	$(0.35)	$(0.35)	$0.01	$12.03	13.20%	$293,856	1.17%	1.42%	(0.54)%	62%
2004(g)	8.57	(0.08)	2.47	2.39	–	(0.04)	(0.04)	0.02	10.94	28.19%	211,981	1.30%	1.55%	(0.84)%	56%
2003(g)	4.97	(0.05)	4.01	3.96	–	(0.36)	(0.36)	–	8.57	79.88%	20,405	1.49%	2.01%	(0.91)%	161%
2002(g)	5.97	(0.07)	(0.81)	(0.88)	–	(0.12)	(0.12)	–	4.97	(14.74)%	3,934	1.49%	2.10%	(1.29)%	110%
2001	5.00	(0.03)	1.10	1.07	–	(0.10)	(0.10)	–	5.97	21.47%**	2,217	1.49%*	3.71%*	(1.46)%*	62%
ROYCE TECHNOLOGY VALUE FUND(b)

2005(g)	$6.73	$(0.10)	$(0.02)	$(0.12)	$–	$(0.47)	$(0.47)	$(0.01)	$6.15	(1.82)%	$27,705	1.99%	2.18%	(1.62)%	94%
2004(g)	8.25	(0.15)	(0.69)	(0.84)	–	(0.72)	(0.72)	0.04	6.73	(9.64)%	37,602	1.99%	2.13%	(1.94)%	107%
2003(g)	4.33	(0.11)	4.01	3.90	–	(0.01)	(0.01)	0.03	8.25	90.72%	102,408	1.99%	2.11%	(1.51)%	64%
2002(g)	5.00	(0.17)	(0.50)	(0.67)	–	–	–	–	4.33	(13.40)%	4,786	1.99%	2.73%	(1.74)%	45%
ROYCE 100 FUND(c)

2005(g)	$6.85	$(0.03)	$(1.06)	$(1.03)	$–	$(0.36)	$(0.36)	$–	$7.52	14.89%	$16,892	1.49%	2.07%	(0.49)%	60%
2004(g)	5.53	(0.02)	1.52	1.50	–	(0.18)	(0.18)	–	6.85	27.24%	8,748	1.49%	2.84%	(0.34)%	97%
2003(g)	5.00	(0.01)	0.54	0.53	–	(0.00)	(0.00)	–	5.53	10.66%**	2,502	1.49%*	3.68%*	0.39 )%*	8%
ROYCE DISCOVERY FUND(d)

2005(g)	$6.39	$(0.02)	$0.51	$0.49	$–	$(0.55)	$(0.55)	$–	$6.33	7.60%	$3,612	1.49%	3.75%	(0.38)%	105%
2004(g)	5.70	(0.05)	0.81	0.76	–	(0.07)	(0.07)	–	6.39	13.35%	3,217	1.49%	4.12%	(0.91)%	111%
2003(g)	5.00	(0.01)	0.71	0.70	–	–	–	–	5.70	14.00%**	1,359	1.49%*	8.69%*	(1.05)%*	1%
ROYCE FINANCIAL SERVICES FUND(e)

2005(g)	$5.66	$0.05	$0.64	$0.69	$(0.03)	$(0.06)	$(0.09)	$–	$6.26	12.23%	$1,761	1.49%	3.87%	0.97%	9%
2004(g)	5.00	(0.01)	0.76	0.75	–	(0.09)	(0.09)	–	5.66	15.08%	1,418	1.49%	4.70%	(0.16)%	22%
ROYCE DIVIDEND VALUE FUND(f)

2005(g)	$5.65	$0.07	$0.34	$0.41	$(0.05)	$(0.03)	$(0.08)	$–	$5.98	7.31%	$3,596	1.49%	2.89%	1.33%	4%
2004(g)	5.00	(0.01)	0.66	0.65	–	–	–	–	5.65	13.00%**	1,650	1.49%*	5.60%*	(0.17)%*	8%

(a)	The Fund commenced operations on June 14, 2001.
(b)	The Fund commenced operations on December 31, 2001.
(c)	The Fund commenced operations on June 30, 2003.
(d)	The Fund commenced operations on October 3, 2003.
(e)	The Fund commenced operations on December 31, 2003.
(f)	The Fund commenced operations on May 3, 2004.
(g)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 97

NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:
      Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce TrustShares Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund (the “Fund” or “Funds”), are fifteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.
      Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets. The W Classes of Royce Premier Fund and Royce Total Return Fund commenced operations on May 19, 2005, with an initial transfer from each Fund’s Investment Class. This transfer is included on the Statement of Changes in Net Assets as “value of shares sold” for the W Class and “value of shares redeemed” for the Investment Class [$220,153,624 (15,320,364 shares) for Royce Premier Fund and $86,905,027 (7,260,236 shares) for Royce Total Return Fund].
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.

Distributions and Taxes:
      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
      Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

 Repurchase Agreements:
      The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

 Securities Lending:
      The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

 Line of Credit:
      The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the year ended December 31, 2005.

98 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Capital Share Transactions (In Shares):
	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Period ended 12/31/05	Period ended 12/31/04	Period ended 12/31/05	Period ended 12/31/04	Period ended 12/31/05	Period ended 12/31/04	Period ended 12/31/05	Period ended 12/31/04

Pennsylvania Mutual Fund

Investment Class	64,668,945	41,945,832	7,382,470	4,788,099	(21,652,233)	(18,729,869)	50,399,182	28,004,062
Consultant Class	20,582,762	23,976,793	4,959,593	3,868,233	(14,473,146)	(6,695,939)	11,069,209	21,149,087
Financial Intermediary Class	9,149		532		–		9,681
Royce Micro-Cap Fund

Investment Class	6,324,622	5,123,700	2,722,808	2,614,412	(7,842,979)	(6,536,395)	1,204,451	1,201,717
Consultant Class	1,647,679	1,875,139	1,023,989	1,053,615	(2,500,457)	(1,584,830)	171,211	1,343,924
Institutional Class	923	–	–	34,285	(377,887)	(334,896)	(376,964)	(300,611)
Financial Intermediary Class	113,924	64,739	7,759	6,676	(22,206)	(11,464)	99,477	59,951
Royce Premier Fund

Investment Class	53,639,421	82,256,221	8,827,346	8,337,329	(58,637,000)	(26,593,593)	3,829,767	63,999,957
Consultant Class	1,332,586	1,456,219	135,565	77,434	(378,405)	(144,807)	1,089,746	1,388,846
Institutional Class	9,882,703	5,441,712	548,524	202,115	(3,378,118)	(611,392)	7,053,109	5,032,435
Financial Intermediary Class	5,348,009	3,483,886	383,647	214,339	(2,256,087)	(1,577,299)	3,475,569	2,120,926
W Class	17,309,734		775,404		(1,300,026)		16,785,112
Royce Low-Priced Stock Fund

Investment Class	37,267,480	148,028,874	18,866,160	10,401,741	(115,496,874)	(65,129,367)	(59,363,234)	93,301,248
Royce Total Return Fund

Investment Class	98,595,138	130,787,570	15,458,363	6,352,446	(81,004,995)	(46,307,783)	33,048,506	90,832,233
Consultant Class	11,983,835	14,762,571	1,928,934	590,584	(6,665,163)	(3,319,331)	7,247,606	12,033,824
Institutional Class	10,036,722	4,423,915	748,174	202,668	(3,926,861)	(857,294)	6,858,035	3,769,289
Financial Intermediary Class	8,879,001	12,313,693	1,232,723	446,658	(6,326,051)	(3,679,636)	3,785,673	9,080,715
W Class	11,312,663		526,548		(381,333)		11,457,878
Royce TrustShares Fund

Investment Class	172,123	913,039	553,942	380,480	(73,398)	(24,531)	652,667	1,268,988
Consultant Class	45,262	74,895	27,103	16,058	(6,960)	(527)	65,405	90,426
Consultant B Class		–		88,139		(739,446)		(651,307)
Royce Opportunity Fund

Investment Class	20,119,108	41,398,474	13,261,575	7,685,313	(38,130,917)	(31,087,553)	(4,750,234)	17,996,234
Institutional Class	4,722,232	8,205,414	1,706,892	776,430	(4,759,086)	(1,559,650)	1,670,038	7,422,194
Financial Intermediary Class	4,624,272	11,209,418	1,664,571	1,162,518	(9,959,470)	(2,391,266)	(3,670,627)	9,980,670
Royce Special Equity Fund

Investment Class	2,979,823	13,620,772	981,268	1,679,596	(19,616,309)	(11,770,898)	(15,655,218)	3,529,470
Consultant Class	194,370	516,241	24,067	34,241	(315,994)	(64,676)	(97,557)	485,806
Institutional Class	1,753,293	7,756,436	307,651	262,461	(2,114,696)	(451,861)	(53,752)	7,567,036
Financial Intermediary Class	117,091	578,707	14,012	26,847	(375,033)	(254,204)	(243,930)	351,350
Royce Value Fund

Investment Class	8,751,085	4,348,867	166,672	82,926	(1,794,075)	(432,114)	7,123,682	3,999,679
Royce Value Plus Fund

Investment Class	16,948,190	20,092,191	594,673	62,295	(12,486,947)	(3,165,770)	5,055,916	16,988,716
Royce Technology Value Fund

Investment Class	1,244,246	2,927,413	307,702	584,738	(2,629,537)	(10,348,141)	(1,077,589)	(6,835,990)
Royce 100 Fund

Investment Class	1,059,678	842,511	85,122	29,278	(175,583)	(47,153)	969,217	824,636
Royce Discovery Fund

Investment Class	154,255	365,196	43,116	5,088	(129,675)	(105,707)	67,696	264,577
Royce Financial Services Fund

Investment Class	44,448	247,030	3,985	3,710	(17,607)	(402)	30,826	250,338
Royce Dividend Value Fund

Investment Class	336,387	296,036	7,880	–	(34,795)	(4,135)	309,472	291,901

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 99

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment Advisor, Distributor and Other Affiliates:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2005 is shown below to the extent that it impacted net expenses for 2005.

		Committed net annual
		operating expense ratio					Year ended
	Annual contractual						December 31, 2005
	advisory fee as a				Financial
	percentage of	Investment	Consultant	Institutional	Intermediary	W	Net advisory	Advisory
	average net assets[b]	Class	Class	Class	Class	Class	fees	fees waived

Pennsylvania Mutual Fund	0.76%[a]	N/A	N/A	N/A	1.14%	N/A	$17,564,944	–
Royce Micro-Cap Fund	1.30%	N/A	2.49%	1.35%	1.49%	N/A	8,164,047	$31,128
Royce Premier Fund	0.98%	N/A	N/A	N/A	1.29%	N/A	33,823,349	–
Royce Low-Priced Stock Fund	1.12%	1.49%	N/A	N/A	N/A	N/A	45,671,670	430,894
Royce Total Return Fund	0.96%	N/A	N/A	N/A	1.29%	N/A	48,722,042	–
Royce TrustShares Fund	1.00%	N/A	2.49%	N/A	N/A	N/A	548,055	–
Royce Opportunity Fund	1.00%	N/A	N/A	1.04%	1.29%	N/A	19,174,205	–
Royce Special Equity Fund	1.00%	N/A	N/A	N/A	1.35%	N/A	8,775,656	–
Royce Value Fund	1.00%	1.49%	N/A	N/A	N/A	N/A	675,007	–
Royce Value Plus Fund	1.00%	1.49%	N/A	N/A	N/A	N/A	2,326,834	–
Royce Technology Value Fund	1.50%	1.99%	N/A	N/A	N/A	N/A	421,152	22,552
Royce 100 Fund	1.00%	1.49%	N/A	N/A	N/A	N/A	79,414	39,130
Royce Discovery Fund	1.00%	1.49%	N/A	N/A	N/A	N/A	–	33,093
Royce Financial Services Fund	1.00%	1.49%	N/A	N/A	N/A	N/A	–	15,146
Royce Dividend Value Fund	1.00%	1.49%	N/A	N/A	N/A	N/A	–	27,021

[a]
Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[b]
From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.50% for Royce Technology Value Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion:

•	More than $2 billion to $4 billion	.05% per annum
•	More than $4 billion to $6 billion	.10% per annum
•	Over $6 billion	.15% per annum
Distributor: Royce Fund Services, Inc., the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce.

		Period ended December 31, 2005
	Annual contractual
	distribution fee as a percentage	Net	Distribution
	of average net assets	distribution fees	fees waived

Pennsylvania Mutual Fund – Consultant Class	1.00%	$8,066,250	$50,168
Pennsylvania Mutual Fund – Financial Intermediary Class	0.25%	38	–
Royce Micro-Cap Fund – Consultant Class	1.00%	1,628,944	–
Royce Micro-Cap Fund – Financial Intermediary Class	0.25%	2,960	–
Royce Premier Fund – Consultant Class	1.00%	362,494	–
Royce Premier Fund – Financial Intermediary Class	0.25%	247,429	–
Royce Low-Priced Stock Fund – Investment Class	0.25%	8,607,235	1,660,352
Royce Total Return Fund – Consultant Class	1.00%	5,534,206	–
Royce Total Return Fund – Financial Intermediary Class	0.25%	734,269	–
Royce TrustShares Fund – Investment Class	0.25%	52,726	79,089
Royce TrustShares Fund – Consultant Class	1.00%	20,795	–
Royce Opportunity Fund – Financial Intermediary Class	0.25%	508,707	–
Royce Special Equity Fund – Consultant Class	1.00%	187,409	–
Royce Special Equity Fund – Financial Intermediary Class	0.25%	26,364	–
Royce Value Fund – Investment Class	0.25%	79	168,673
Royce Value Plus Fund – Investment Class	0.25%	1,360	580,348
Royce Technology Value Fund – Investment Class	0.25%	41,413	32,538
Royce 100 Fund – Investment Class	0.25%	–	29,636
Royce Discovery Fund – Investment Class	0.25%	–	8,273
Royce Financial Services Fund – Investment Class	0.25%	–	3,787
Royce Dividend Value Fund – Investment Class	0.25%	–	6,756

Other Affiliates: LM Fund Services, Inc. (“LMFS”), a registered transfer agent and an affiliate of Royce, has an agreement with the Funds’ transfer agent to assist it with some of its duties with respect to the Consultant Class Shares of each of Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Total Return Fund, Royce TrustShares Fund and Royce Special Equity Fund held by customers of Legg Mason Wood Walker. For this assistance, the transfer agent paid LMFS $316,949 in 2005. LMFS and Royce reimbursed $88,387 to the Funds in 2005.

100 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Investment Adviser, Distributor and Other Affiliates: (Continued)
   The Funds paid Legg Mason Wood Walker, Incorporated (“Legg Mason”), an affiliate of Royce, brokerage commissions for Fund security transactions during the year ended December 31, 2005 as set forth below:

Commissions Paid to Legg Mason

Royce Premier Fund	$24,660
Royce Low-Priced Stock Fund	17,519
Royce Total Return Fund	4,989
Royce Value Plus Fund	6,468
Royce 100 Fund	364

Total	$54,000

Purchases and Sales of Investment Securities:
   For the year ended December 31, 2005, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales		Purchases	Sales

Pennsylvania Mutual Fund	$1,005,459,911	$ 532,234,173	Royce Value Fund	$ 82,730,867	$ 26,083,455
Royce Micro-Cap Fund	170,773,291	246,889,257	Royce Value Plus Fund	189,658,173	131,192,085
Royce Premier Fund	892,060,709	601,345,715	Royce Technology Value Fund	25,186,673	34,507,549
Royce Low-Priced Stock Fund	774,000,298	1,755,605,709	Royce 100 Fund	12,379,603	6,433,937
Royce Total Return Fund	1,723,282,168	1,142,443,605	Royce Discovery Fund	3,103,142	3,169,510
Royce TrustShares Fund	74,729,972	71,667,620	Royce Financial Services Fund	380,018	128,189
Royce Opportunity Fund	762,066,158	1,045,359,193	Royce Dividend Value Fund	1,875,782	104,833
Royce Special Equity Fund	174,992,921	383,103,980

Class Specific Expenses:
   Class specific expenses were as follows:

	Distribution Fees	Shareholder Servicing	Shareholder Reports	Registration

Pennsylvania Mutual Fund – Investment Class	$ –	$ 875,224	$ 661,607	$ 57,977
Pennsylvania Mutual Fund – Consultant Class	8,116,418	443,322	325,867	24,849
Pennsylvania Mutual Fund – Financial Intermediary Class	38	3,320	32	410
	8,116,456	1,321,866	987,506	83,236
Royce Micro-Cap Fund – Investment Class	–	320,418	166,698	20,785
Royce Micro-Cap Fund – Consultant Class	1,628,944	100,491	70,984	18,051
Royce Micro-Cap Fund – Institutional Class	–	9,981	1,303	–
Royce Micro-Cap Fund – Financial Intermediary Class	2,960	11,139	1,476	703
	1,631,904	442,029	240,461	39,539
Royce Premier Fund – Investment Class	–	2,448,803	1,132,662	94,910
Royce Premier Fund – Consultant Class	362,494	27,243	20,386	11,983
Royce Premier Fund – Institutional Class	–	8,521	5,324	2,809
Royce Premier Fund – Financial Intermediary Class	247,429	99,797	7,733	6,778
Royce Premier Fund – W Class	–	6,660	49,979	13,423
	609,923	2,591,024	1,216,084	129,903
Royce Total Return Fund – Investment Class	–	3,700,467	1,466,148	106,004
Royce Total Return Fund – Consultant Class	5,534,206	326,083	241,087	18,817
Royce Total Return Fund – Institutional Class	–	8,535	2,818	1,008
Royce Total Return Fund – Financial Intermediary Class	734,269	312,154	9,922	9,004
Royce Total Return Fund – W Class	–	7,370	37,490	13,240
	6,268,475	4,354,609	1,757,465	148,073
Royce TrustShares Fund – Investment Class	131,815	32,661	32,188	18,445
Royce TrustShares Fund – Consultant Class	20,795	23,599	4,630	9,579
	152,610	56,260	36,818	28,024
Royce Opportunity Fund – Investment Class	–	1,058,374	369,220	45,263
Royce Opportunity Fund – Institutional Class	–	8,563	3,040	1,669
Royce Opportunity Fund – Financial Intermediary Class	508,707	224,474	5,319	11,265
	508,707	1,291,411	377,579	58,197
Royce Special Equity Fund – Investment Class	–	457,715	217,721	32,981
Royce Special Equity Fund – Consultant Class	187,409	23,546	7,583	10,890
Royce Special Equity Fund – Institutional Class	–	8,801	2,014	4,898
Royce Special Equity Fund – Financial Intermediary Class	26,364	15,831	1,942	2,515
	213,773	505,893	229,260	51,284

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  101

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Tax Information:
At December 31, 2005, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Pennsylvania Mutual Fund	$2,086,696,860	$696,129,965	$770,880,667	$74,750,702
Royce Micro-Cap Fund	528,351,525	152,417,599	173,313,460	20,895,861
Royce Premier Fund	2,883,731,662	1,203,068,566	1,245,540,602	42,472,036
Royce Low-Priced Stock Fund	3,181,293,038	781,859,125	1,007,957,279	226,098,154
Royce Total Return Fund	4,429,659,842	1,125,430,269	1,242,402,248	116,971,979
Royce TrustShares Fund	51,710,493	10,720,301	11,323,236	602,935
Royce Opportunity Fund	1,745,342,975	268,000,703	393,293,876	125,293,173
Royce Special Equity Fund	550,780,244	152,595,458	155,340,458	2,745,000
Royce Value Fund	97,722,421	14,213,833	16,684,089	2,470,256
Royce Value Plus Fund	250,351,766	43,524,624	51,751,999	8,227,375
Royce Technology Value Fund	32,351,830	(2,813,791)	3,020,360	5,834,151
Royce 100 Fund	14,487,828	2,217,415	2,529,543	312,128
Royce Discovery Fund	3,168,418	357,433	453,170	95,737
Royce Financial Services Fund	1,497,686	269,119	319,078	49,959
Royce Dividend Value Fund	3,236,333	379,506	471,210	91,704

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

Distributions during the periods ended December 31, 2005 and 2004 were characterized as follows for tax purposes:

	Ordinary Income		Long-term Capital Gains		Return of Capital

	2005	2004	2005	2004	2005	2004

Pennsylvania Mutual Fund	$25,258,432	$4,797,948	$128,485,101	$93,431,796	$	$–
Royce Micro-Cap Fund	14,681,075	3,836,148	46,991,989	55,131,143		–
Royce Premier Fund	8,568,557	14,669,842	182,591,130	123,712,445		772,469
Royce Low-Priced Stock Fund	17,338,178	11,760,275	288,516,303	154,675,993		–
Royce Total Return Fund	68,947,515	48,833,449	206,974,892	48,819,333		–
Royce TrustShares Fund	2,265,615	1,393,490	5,006,851	4,695,139		–
Royce Opportunity Fund	15,797,166	10,054,016	211,978,442	127,391,388		–
Royce Special Equity Fund	11,957,697	16,523,443	15,318,685	26,250,724		–
Royce Value Fund	1,302,598	428,330	443,065	286,776		–
Royce Value Plus Fund	3,727,583	391,455	4,195,444	326,244		–
Royce Technology Value Fund	363,813	3,691,550	1,679,781	375,604		–
Royce 100 Fund	502,223	203,038	214,317	6,968		–
Royce Discovery Fund	161,660	31,588	129,602	–		–
Royce Financial Services Fund	23,111	20,283	2,121	19		–
Royce Dividend Value Fund	46,621	–	115	–		–

The tax basis components of distributable earnings at December 31, 2005 were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)	Total Distributable Earnings

Pennsylvania Mutual Fund	$3,931,074	$15,523,506	$696,129,965	$715,584,545
Royce Micro-Cap Fund	6,774,825	1,528,105	152,417,599	160,720,529
Royce Premier Fund	84,518	23,177,155	1,203,068,566	1,226,330,239
Royce Low-Priced Stock Fund	12,202,685	66,811,573	781,859,125	860,873,383
Royce Total Return Fund	8,966,612	16,730,104	1,125,430,269	1,151,126,985
Royce TrustShares Fund	1,061,782	11,961	10,720,301	11,794,044
Royce Opportunity Fund	7,592,329	36,928,608	268,000,703	312,521,640
Royce Special Equity Fund	586,874	5,649,014	152,595,458	158,831,346
Royce Value Fund	437,365	956,863	14,213,833	15,608,061
Royce Value Plus Fund	2,750,590	1,146,121	43,524,624	47,421,335
Royce Technology Value Fund	425,898	430,245	(2,813,791)	(1,957,648)
Royce 100 Fund	154,349	152,464	2,217,415	2,524,228
Royce Discovery Fund	10,473	4,936	357,433	372,842
Royce Financial Services Fund	5,921	33,186	269,119	308,226
Royce Dividend Value Fund	10,980	–	379,506	390,486

102 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Tax Information: (Continued)
      For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2005, the funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses, distribution reclassifications, dividends accrued from Real Estate Investment Trusts, investments in publicly traded partnerships, equalization credits, foreign currency translations and gains and losses from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital

Pennsylvania Mutual Fund	$(1,574,578)	$3,295,340	$(1,720,762)
Royce Micro-Cap Fund	536,553	(7,602,214)	7,065,661
Royce Premier Fund	3,153,278	(31,643,920)	28,490,642
Royce Low-Priced Stock Fund	23,141,429	(71,766,179)	48,624,750
Royce Total Return Fund	858,858	(954,632)	95,774
Royce TrustShares Fund	273,591	(273,591)	–
Royce Opportunity Fund	7,312,704	(44,100,956)	36,788,252
Royce Special Equity Fund	–	–	–
Royce Value Fund	206,439	(206,746)	307
Royce Value Plus Fund	452,053	(344,448)	(107,605)
Royce Technology Value Fund	478,309	(75,167)	(403,142)
Royce 100 Fund	57,668	(57,668)	–
Royce Discovery Fund	16,861	(16,861)	–
Royce Financial Services Fund	28	(28)	–
Royce Dividend Value Fund	(53)	53	–

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 103

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities. The following transactions were effected in shares of such companies for the year ended December 31, 2005.

Affiliated Company	Shares 12/31/04	Market Value 12/31/04	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 12/31/05	Market Value 12/31/05

Pennsylvania Mutual Fund
CNS*	839,877	$10,540,456	$14,426	$8,957,810	$11,454,842	$92,446
Catapult Communications	–	–	12,612,741	–	–	–	819,600	$12,121,884
Corillian Corporation	–	–	7,827,898	–	–	–	2,582,891	7,025,464
Cutter & Buck	436,000	6,352,520	6,420,169	–	–	1,337,212	920,900	10,286,453
Hi-Tech Pharmacal*	435,100	8,023,244	543,831	1,457,835	631,924	–
Horizon Health*	353,700	9,861,156	–	4,588,626	6,864,660	–
InterVideo	996,800	13,187,664	1,278,640	2,970,589	1,416,413	–	843,400	8,897,870
Neoware Systems*	1,259,823	11,727,692	49,260	10,397,616	7,199,244	–
Nu Horizons Electronics	1,218,134	9,720,709	887,721	674,524	(824)	–	1,278,134	12,909,153
Nutraceutical International	819,746	12,632,286	16,398	–	–	–	820,946	11,123,818
Pervasive Software	1,237,100	5,999,935	1,238,917	–	–	–	1,535,200	6,724,176
RemedyTemp Cl. A*	481,500	4,935,375	–	57,333	(7,422)	–
Rimage Corporation*	570,996	9,170,196	–	4,159,464	4,244,454	–
SM&A	855,400	7,297,417	3,267,115	–	–	–	1,240,400	10,208,492
Strattec Security	202,740	12,695,579	2,311,052	–	–	–	250,740	10,134,911
U.S. Physical Therapy	910,600	14,041,452	731,392	–	–	–	957,975	17,693,798
Weyco Group	263,175	11,656,021	4,983,000	3,900,000	(140,278)	163,864	580,500	11,087,550
Zapata Corporation	126,200	7,559,380	–	–	–	–	1,009,600	5,825,392
		155,401,082			31,663,013	1,593,522		124,038,961
Royce Micro-Cap Fund
AirNet Systems*	517,700	1,806,773	–	2,188,389	17,362	–
Dawson Geophysical*	325,700	7,116,545	899,150	2,844,255	3,451,399	–
InPlay Technologies*	835,200	1,979,424	–	3,665,331	(2,354,115)	–
Jaco Electronics	382,250	1,529,000	–	261,091	(87,593)	–	339,050	1,156,161
Key Technology*	379,983	3,666,836	62,845	1,465,100	(197,600)	–
Peerless Manufacturing	156,400	2,267,800	–	–	–	–	156,400	2,737,000
		18,366,378			829,453	–		3,893,161
Royce Premier Fund
Arkansas Best	–	–	63,134,263	–	–	412,935	1,785,302	77,981,992
Cabot Microelectronics	1,263,800	50,615,190	22,809,852	–	–	–	2,030,800	59,563,364
Dionex Corporation	867,500	49,161,225	10,509,835	–	–	–	1,072,500	52,638,300
Dycom Industries	1,558,300	47,559,316	22,314,974	–	–	–	2,578,300	56,722,600
EGL	1,724,200	51,536,338	19,581,608	7,303,296	496,704	–	2,393,600	89,927,552
Ensign Energy Services*	4,119,900	85,918,287	–	9,765,294	5,908,547	925,238
Lincoln Electric Holdings	2,054,497	70,962,326	22,534,741	–	–	2,015,146	2,769,597	109,842,217
Nu Skin Enterprises Cl. A	3,411,500	86,583,870	15,602,257	954,516	4,104	1,393,290	4,086,500	71,840,670
Ritchie Bros. Auctioneers	1,776,200	58,721,172	–	–	–	875,667	1,776,200	75,044,450
Schnitzer Steel Industries Cl. A	1,388,600	47,115,198	6,462,546	–	–	105,385	1,591,300	48,677,867
Simpson Manufacturing	2,408,400	84,053,160	10,346,020	1,645,573	9,957	517,430	2,713,400	98,632,090
Thor Industries	1,894,800	70,202,340	35,272,587	–	–	1,002,558	2,973,700	119,156,159
Trican Well Service*	1,338,000	73,956,446	17,225,557	26,218,210	49,880,513	–
Viasys Healthcare	1,981,900	37,656,100	–	7,678,622	428,728	–	1,656,900	42,582,330
Winnebago Industries	1,914,500	74,780,370	31,405,345	–	–	770,911	2,946,400	98,056,192
Woodward Governor Company	640,604	45,873,652	–	–	–	704,664	640,604	55,098,350
		934,694,990			56,728,553	8,723,224		1,055,764,133
Royce Low-Priced Stock Fund
Arctic Cat	1,525,860	40,465,807	–	4,428,227	1,289,765	400,466	1,298,360	26,045,102
Bioveris Corporation	1,270,200	9,285,162	5,135,248	–	–	–	2,343,400	10,709,338
Bruker BioSciences	5,562,700	22,417,681	1,636,725	–	–	–	6,009,800	29,207,628
Cache	997,300	17,971,346	837,663	472,351	179,287	–	1,032,300	17,879,436
Callaway Golf*	4,144,200	55,946,700	–	30,330,866	(5,682,383)	870,793
CEVA	1,306,800	11,901,028	–	–	–	–	1,306,800	8,180,568
Cell Genesys	2,736,600	22,166,460	3,491,179	–	–	–	3,345,004	19,835,874
Color Kinetics*	612,500	10,767,750	3,647,700	1,140,466	520,945	–
CoolBrands International*	3,681,600	27,908,064	–	42,872,642	(33,056,475)	–
CryptoLogic	846,000	21,107,700	12,526,529	9,178,420	16,838,777	77,713	705,675	13,824,173
Discovery Partners International	1,885,200	8,954,700	1,441,000	–	–	–	2,409,200	6,384,380
104 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Transactions in Affiliated Companies: (Continued)
Affiliated Company	Shares 12/31/04	Market Value 12/31/04	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 12/31/05	Market Value 12/31/05

Royce Low-Priced Stock Fund (continued)
ESS Technology	2,158,900	$ 15,349,779	$ 528,687	$ –	$ –	$ –	2,258,900	$ 7,748,027
eFunds Corporation	3,718,800	89,288,388	449,650	8,790,287	1,548,347	–	3,241,700	75,985,448
Exar Corporation*	2,956,850	41,957,702	1,998,694	29,612,213	(3,648,118)	–
4Kids Entertainment	521,600	10,964,032	3,973,984	880,902	185,063	–	671,600	10,537,404
Forrester Research*	1,161,100	20,830,134	1,093,221	5,012,615	277,256	–
Gammon Lake Resources*	2,665,200	14,232,168	1,757,310	3,654,932	573,954	–
Harris Steel Group	77,000	1,289,627	29,505,979	–	–	415,756	1,775,700	39,869,044
Hecla Mining Company	11,741,500	68,452,945	–	12,854,499	(5,445,745)	–	9,691,600	39,347,896
Input/Output	6,652,900	58,811,636	–	2,636,551	(578,275)	–	6,393,500	44,946,305
Insituform Technologies Cl. A	2,544,900	57,692,883	1,465,699	12,677,443	304,415	–	1,959,800	37,961,326
Integral Systems	595,300	11,578,585	83,552	993,015	159,741	97,407	549,500	10,363,570
iPass	2,234,000	16,531,600	6,708,406	348,266	10,050	–	3,288,600	21,573,216
KVH Industries	1,254,100	12,290,180	–	729,164	(155,780)	–	1,202,200	11,757,516
Keith Companies*	656,200	11,411,318	–	7,207,416	6,441,859	–
Lexicon Genetics	4,033,800	31,282,119	154,456	–	–	–	4,071,100	14,859,515
Metal Management	1,160,500	31,182,635	26,811,649	–	–	561,600	2,311,900	53,774,794
Minefinders Corporation	2,174,300	14,915,698	–	951,270	(384,099)	–	2,064,300	10,610,502
Multimedia Games*	1,757,438	27,697,223	–	7,288,402	(2,663,255)	–
Natuzzi ADR	2,716,500	29,474,025	473,911	–	–	167,478	2,768,800	19,381,600
New Frontier Media*	1,159,500	9,182,081	–	5,828,973	(1,760,577)	–
Northern Orion Resources	8,582,600	24,975,366	826,165	499,531	804	–	8,706,600	28,818,846
Nu Skin Enterprises Cl. A*	3,523,900	89,436,582	4,009,709	7,517,047	2,680,040	1,205,028
Olympic Steel	–	–	13,011,981	–	–	–	770,200	19,139,470
Omega Protein	1,525,600	13,120,160	2,178,913	–	–	–	1,844,500	12,376,595
Orchid Cellmark	–	–	16,036,949	–	–	–	1,543,800	11,732,880
PC-Tel	1,358,600	10,773,698	–	–	–	–	1,358,600	11,901,336
PDI*	–	–	15,885,605	4,770,635	(1,521,510)	–
Palm Harbor Homes	1,363,300	23,012,504	3,010,206	1,037,185	(129,774)	–	1,498,300	28,168,040
Pason Systems*	1,055,900	32,473,028	–	5,759,774	3,491,211	233,490
Perrigo Company*	4,126,800	71,269,836	5,085,163	7,658,596	(1,058,067)	682,949
PLATO Learning	976,400	7,274,180	2,594,966	–	–	–	1,336,312	10,610,317
Possis Medical	466,200	6,284,376	8,250,895	681,263	(154,635)	–	1,134,000	11,283,300
REMEC*	3,255,927	23,475,234	–	18,012,893	462,738	–
Select Comfort*	2,563,400	45,987,396	–	23,079,798	6,940,429	–
Semitool*	1,771,233	16,437,042	–	7,604,202	(549,084)	–
Silver Standard Resources	3,251,700	39,306,550	1,185,935	5,039,347	(28,589)	–	3,019,500	46,228,545
Stride Rite*	2,363,100	26,395,827	–	13,012,636	4,702,076	324,959
Tesco Corporation	2,225,600	24,259,040	1,786,580	554,077	57,451	–	2,279,500	42,170,750
Thoratec Corporation*	3,811,200	39,712,704	–	33,378,902	5,717,855	–
Topps Company (The)	3,147,800	30,691,050	–	10,984,442	(2,335,692)	444,810	2,155,316	16,013,998
Total Energy Trust*	2,155,700	12,237,911	–	5,499,255	9,428,474	634,021
Transaction Systems
Architects Cl. A*	2,561,000	50,835,850	–	14,494,975	11,489,795	–
VIVUS	2,845,000	12,660,250	2,788,711	–	–	–	3,638,300	10,769,368
		1,423,925,740			14,148,274	6,116,470		779,996,107
Royce Total Return Fund
Abigail Adams National
Bancorp*	199,100	3,844,621	727,568	3,803,009	107,391	80,325
Carmike Cinemas	–	–	19,780,044	90,971	(31,705)	138,985	689,000	17,473,040
Chase Corporation	164,800	2,620,320	2,168,731	–	–	111,930	319,800	4,621,110
Delta Apparel	204,400	4,956,700	4,969,022	1,895,720	13,638	100,997	648,495	10,084,097
Deswell Industries	476,700	11,783,547	3,846,436	387,914	(12,690)	534,060	946,075	10,179,767
EnergySouth	251,367	7,048,331	10,025,735	3,140,559	8,202	393,131	503,780	13,491,228
Fauquier Bankshares	172,900	4,365,725	2,036,751	–	–	146,945	251,200	6,154,400
Hardinge*	482,700	6,516,450	210,552	4,055,273	2,885,227	44,605
Landauer*	411,800	18,819,260	4,610,069	4,011,983	119,556	777,253
Lufkin Industries*	329,377	13,144,777	4,412,485	11,918,030	14,658,481	130,433
Mueller (Paul) Company	112,700	3,393,059	116,000	–	–	272,880	116,700	3,296,775

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  105

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in Affiliated Companies (Continued):
Affiliated Company	Shares 12/31/04	Market Value 12/31/04	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 12/31/05	Market Value 12/31/05

Royce Total Return Fund (continued)
Preformed Line Products
Company	307,900	$ 8,922,942	$3,139,351	$ 2,224,476	$ 210,551	$ 266,588	334,265	$ 14,303,199
Quixote Corporation	442,900	9,004,157	404,522	–	–	162,864	461,900	9,145,620
Starrett (L.S.) Company Cl. A	318,000	6,550,800	2,288,782	–	–	139,000	444,000	6,899,760
Sun Hydraulics*	347,650	5,551,971	1,939,897	1,393,659	3,637,705	136,081
		106,522,660			21,596,356	3,436,077		95,648,996
Royce Opportunity Fund
Ault*	321,100	960,089	–	1,319,042	(419,679)	–
Bakers Footwear Group*	253,200	2,544,660	890,458	317,544	81,564	–
Baldwin Technology Company Cl. A	745,300	2,235,900	199,521	–	–	–	805,300	3,261,465
Bay View Capital	–	–	5,504,396	–	–	–	341,600	6,080,480
Bell Industries	434,100	1,415,166	19,484	–	–	–	442,900	1,155,969
Computer Horizons*	1,696,200	6,462,522	274,186	2,969,640	(478,884)	–
Computer Task Group	1,046,400	5,859,840	709,754	175,698	5,294	–	1,191,100	4,704,845
EMS Technologies	389,500	6,473,490	2,806,990	–	–	–	575,246	10,181,854
Electroglas	452,500	2,149,375	2,330,661	–	–	–	1,114,427	3,231,838
Evans & Sutherland Computer	540,125	3,764,671	428,203	–	–	–	620,325	3,039,593
Flow International *	831,000	2,484,690	2,659,082	–	–	–
Gerber Scientific	1,265,800	9,632,738	1,310,165	41,455	1,851	–	1,441,800	13,798,026
Hawk Corporation Cl. A*	631,800	5,458,752	–	1,235,476	1,009,672	–
Hurco Companies*	345,300	5,697,450	1,830,175	2,855,964	2,787,527	–
Interlink Electronics	367,600	3,477,496	2,339,061	–	–	–	795,775	2,856,832
Interphase Corporation	370,800	3,122,136	245,472	–	–	–	413,800	1,820,720
Lamson & Sessions Company*	621,500	5,655,650	932,566	3,969,837	8,518,618	–
MagneTek*	1,398,700	9,651,030	1,099,448	9,861,331	(5,903,372)	–
Matrix Service Company*	584,000	4,707,040	2,417,804	1,457,670	(458,409)	–
Network Equipment Technologies	1,165,000	11,440,300	2,092,015	291,351	139,726	–	1,501,300	6,605,720
Printronix	298,900	5,353,299	669,166	–	–	82,254	339,681	5,217,500
REX Stores*	524,200	7,962,598	247,052	455,603	(22,567)	–
Rubio’s Restaurants	385,300	4,673,689	1,228,778	78,746	28,946	–	506,200	4,758,280
SCM Microsystems	680,920	3,322,890	1,035,715	651,379	(368,741)	–	846,520	2,895,098
Sigmatron International	124,500	1,686,975	1,407,910	–	–	–	247,900	2,630,219
TB Wood’s Corporation*	272,800	1,707,728	–	1,607,454	(103,348)	–
TRC Companies*	646,500	10,990,500	2,550,564	2,172,270	(426,155)	–
Tollgrade Communications*	543,000	6,646,320	1,858,254	3,233,010	(305,380)	–
Tripos	431,700	2,300,961	394,967	–	–	–	530,022	1,563,565
Versant Corporation*	459,600	422,832	710,730	173,442	(143,125)	–
		138,260,787			3,943,538	82,254		73,802,004
Royce Special Equity Fund
CSS Industries	525,600	16,693,056	865,256	–	–	251,368	553,200	16,999,836
Chromcraft Revington	320,700	3,944,610	145,108	–	–	–	332,500	4,355,750
Flexsteel Industries*	369,200	6,516,011	–	1,529,184	(261,595)	177,983
Frisch’s Restaurants	297,500	7,089,425	396,920	332,778	(30,793)	135,597	300,000	7,335,000
Hampshire Group	222,500	7,009,195	675,172	–	–	–	480,000	11,424,960
Hawkins	515,000	6,097,600	365,420	–	–	204,480	545,400	7,630,146
Lawson Products	431,100	21,740,373	3,297,566	–	–	396,364	505,000	19,058,700
Met-Pro Corporation	598,400	7,958,720	502,372	–	–	198,004	846,666	10,041,459
National Dentex	216,000	6,577,416	454,281	–	–	–	348,000	7,843,920
National Presto Industries	458,000	20,839,000	3,497,903	–	–	818,300	540,000	23,949,000
Superior Uniform Group*	625,000	9,343,750	319,935	4,521,163	(994,554)	318,114
		113,809,156			(1,286,942)	2,500,210		108,638,771

*Not an Affiliated Company at December 31, 2005.

106  |  THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Royce Fund and the Shareholders of
Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce TrustShares Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of changes in net assets and of operations and the financial highlights present fairly, in all material respects, the financial position of Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce TrustShares Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund (each a series of The Royce Fund, hereafter referred to as the “Fund”) at December 31, 2005, and the changes in each of their net assets, the results of each of their operations and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2006

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  107

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

    As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire six-month period ended December 31, 2005. Consultant and Financial Intermediary Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
    The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2005 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
    The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				HYPOTHETICAL
	ACTUAL			(5% per year return before expenses)

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During the Period (1)	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During the Period (1)	Annualized Expense Ratio (2)

Investment Class

Pennsylvania Mutual Fund	$1,000.00	$1,096.80	$4.70	$1,000.00	$1,020.72	$4.53	0.89%
Royce Micro-Cap Fund	1,000.00	1,153.20	8.09	1,000.00	1,017.69	7.58	1.49%
Royce Premier Fund	1,000.00	1,173.00	6.13	1,000.00	1,019.56	5.70	1.12%
Royce Low-Priced Stock Fund	1,000.00	1,142.80	8.05	1,000.00	1,017.69	7.58	1.49%
Royce Total Return Fund	1,000.00	1,066.60	5.78	1,000.00	1,019.61	5.65	1.11%
Royce TrustShares Fund (3)	1,000.00	1,144.70	7.62	1,000.00	1,018.10	7.17	1.41%
Royce Opportunity Fund	1,000.00	1,083.40	5.88	1,000.00	1,019.56	5.70	1.12%
Royce Special Equity Fund	1,000.00	1,013.40	5.79	1,000.00	1,019.46	5.80	1.14%
Royce Value Fund	1,000.00	1,149.00	6.72	1,000.00	1,018.95	6.31	1.24%
Royce Value Plus Fund	1,000.00	1,196.50	6.48	1,000.00	1,019.31	5.96	1.17%
Royce Technology Value Fund	1,000.00	1,072.70	10.50	1,000.00	1,015.17	10.11	1.99%
Royce 100 Fund	1,000.00	1,145.60	8.06	1,000.00	1,017.69	7.58	1.49%
Royce Discovery Fund	1,000.00	1,091.40	7.85	1,000.00	1,017.69	7.58	1.49%
Royce Financial Services Fund	1,000.00	1,136.30	8.02	1,000.00	1,017.69	7.58	1.49%
Royce Dividend Value Fund	1,000.00	1,086.50	7.84	1,000.00	1,017.69	7.58	1.49%

Consultant Class

Pennsylvania Mutual Fund	1,000.00	1,090.90	9.91	1,000.00	1,015.73	9.55	1.88%
Royce Micro-Cap Fund	1,000.00	1,147.60	13.48	1,000.00	1,012.65	12.63	2.49%
Royce Premier Fund	1,000.00	1,166.70	11.74	1,000.00	1,014.37	10.92	2.15%
Royce Total Return Fund	1,000.00	1,060.50	10.85	1,000.00	1,014.67	10.61	2.09%
Royce TrustShares Fund (3)	1,000.00	1,139.60	13.43	1,000.00	1,012.65	12.63	2.49%
Royce Special Equity Fund	1,000.00	1,007.40	11.49	1,000.00	1,013.76	11.52	2.27%

108 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

				HYPOTHETICAL
	ACTUAL			(5% per year return before expenses)

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During the Period (1)	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During the Period (1)	Annualized Expense Ratio (2)

Institutional Class

Royce Premier Fund	$1,000.00	$1,174.00	$5.53	$1,000.00	$1,020.11	$5.14	1.01%
Royce Total Return Fund	1,000.00	1,066.60	5.16	1,000.00	1,020.21	5.04	0.99%
Royce Opportunity Fund	1,000.00	1,084.00	5.46	1,000.00	1,019.96	5.30	1.04%
Royce Special Equity Fund	1,000.00	1,013.50	5.28	1,000.00	1,019.96	5.30	1.04%

Financial Intermediary Class

Pennsylvania Mutual Fund	1,000.00	1,042.70	5.87	1,000.00	1,019.46	5.80	1.14%
Royce Micro-Cap Fund	1,000.00	1,152.90	8.09	1,000.00	1,017.69	7.58	1.49%
Royce Premier Fund	1,000.00	1,171.70	7.06	1,000.00	1,018.70	6.56	1.29%
Royce Total Return Fund	1,000.00	1,064.80	6.71	1,000.00	1,018.70	6.56	1.29%
Royce Opportunity Fund	1,000.00	1,082.80	6.77	1,000.00	1,018.70	6.56	1.29%
Royce Special Equity Fund	1,000.00	1,012.00	6.85	1,000.00	1,018.40	6.87	1.35%

W Class

Royce Premier Fund	1,000.00	1,173.70	5.75	1,000.00	1,019.91	5.35	1.05%
Royce Total Return Fund	1,000.00	1,065.80	5.57	1,000.00	1,019.81	5.45	1.07%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days (to reflect the half year period).

(2)	Annualized expense ratio used to derive figures in the table based on the most recent fiscal half year.
(3)	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

FEDERAL TAX INFORMATION (Unaudited)

    In January 2005, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2005, if applicable.

2005 Supplemental Tax Information:

		% US Govt	% Income
FUND	%QDI	Income	Qualifying for DRD

Pennsylvania Mutual Fund	86.31%	N/A	78.78%
Royce Micro-Cap Fund	32.24%	N/A	12.10%
Royce Premier Fund	100.00%	N/A	100.00%
Royce Low-Priced Stock Fund	16.60%	N/A	94.34%
Royce Total Return Fund	100.00%	4.99%	100.00%
Royce TrustShares Fund	12.31%	N/A	16.86%
Royce Opportunity Fund	100.00%	N/A	55.38%
Royce Special Equity Fund	100.00%	N/A	100.00%
Royce Value Fund	27.23%	N/A	24.43%
Royce Value Plus Fund	29.54%	N/A	16.06%
Royce Technology Value Fund	3.74%	N/A	3.88%
Royce 100 Fund	15.27%	N/A	14.54%
Royce Discovery Fund	15.78%	N/A	15.26%
Royce Financial Services Fund	100.00%	N/A	100.00%
Royce Dividend Value Fund	86.85%	N/A	100.00%

Definitions:

% QDI: Qualified Dividend Income; % of Net Investment Income and/or Short Term Capital Gains distributions that qualify for treatment at Long Term Capital Gain rates.

% US Govt Income:% of Investment Income Paid from US Government Obligations.

% Income Qualifying for DRD:% of Investment Income eligible for the Corporate Dividend Received Deduction.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS  |  109

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION:	Charles M. Royce, Trustee,* President	NAME AND POSITION:	Arthur S. Mehlman, Trustee
Age: 66	Number of Funds Overseen: 23	Age: 64	Number of Funds Overseen: 46
Tenure: Since 1982	Non-Royce Directorships: Director of Technology Investment Capital Corp.	Tenure: Since 2004	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 23 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (nonprofits). Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

NAME AND POSITION:	Mark R. Fetting, Trustee*
Age: 51	Number of Funds Overseen: 46	NAME AND POSITION:	David L. Meister, Trustee
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 23 Legg Mason Funds.	Age: 66 Tenure: Since 1982	Number of Funds Overseen: 23 Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Principal Occupation(s) During Past Five Years: Private investor. Chairman and Chief Executive Officer of The Tennis Channel (June 2000-March 2005). Chief Executive officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:	Donald R. Dwight, Trustee	NAME AND POSITION:	G. Peter O’Brien, Trustee
Age: 74	Number of Funds Overseen: 23	Age: 60	Number of Funds Overseen: 46
Tenure: Since 1998	Non-Royce Directorships: None	Tenure: Since 2001	Non-Royce Directorships: Director / Trustee of registered investment companies constituting the 23 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University; Board Member of Hill House, Inc.; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

NAME AND POSITION: John D. Diederich, Vice President and Treasurer
NAME AND POSITION:	Richard M. Galkin, Trustee	Age: 54
Age: 67	Number of Funds Overseen: 23	Tenure: Since 2001
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr., Vice President
Age: 47
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION:	Stephen L. Isaacs, Trustee
Age: 66	Number of Funds Overseen: 23	Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).
NAME AND POSITION: W. Whitney George, Vice President Age: 47 Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.
NAME AND POSITION:	William L. Koke, Trustee
Age: 71	Number of Funds Overseen: 23
Tenure: Since 1996	Non-Royce Directorships: None	NAME AND POSITION: Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 43
Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.
Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen, Secretary Age: 38 Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (1996-2001 and since April 2002); Principal of Credit Suisse First Boston Private Equity (2001-2002).

*	Interested Trustee.

Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.

110  |  THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

      The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2005, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2005 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

      The Sharpe Ratio is calculated for the past 36-month period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 Index, with the beta of the S&P 500 equal to 1.00. A low beta means that the correlation of a fund’s performance to that of the market has been low. Three-year Sharpe Ratios, standard deviations and betas for the Royce Funds were provided by Morningstar, Inc.

      The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Russell 2500, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

       The Funds invest primarily in securities of mid-, small- and/or micro-cap companies, that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material information is always disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
      This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

      This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.

      The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 111

This Page Intentionally Left Blank 112 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

POSTSCRIPT

Our Favorite Things

By the time that shareholders and other interested parties are reading this Annual Review and Report to Shareholders, the presents have all been opened, the tree has been taken down and the decorations have been stored away until next year’s holiday season. However, each year we begin preparing the Report and reflecting on the year long before, right in the midst of the holiday season. As December winds to a close, and we look back on the year that will soon be over, our thoughts are invariably mixed with the spirit of the holiday season. This is how the following verses came to be written in December 2005. They are a combination of holiday spirit and another enjoyable year doing the things that we love—helping you to build wealth with our time-tested, disciplined approach to small-cap investing. So, we humbly present our version of a holiday treat, with sincerest apologies to Rodgers and Hammerstein, Julie Andrews and John Coltrane.

Royce’s Holiday Tune (Sung to the Tune of “My Favorite Things”)

Well-run small companies selling for peanuts,
Balance sheets so pure they don’t need much clean-up,
Cash flow, good management, lots of earnings—
These are a few of our favorite things.

Micro-cap businesses Wall Street’s not heard of,
Research ’til midnight until we feel sure of
A firm that is debt-free and high-returning—
These are a few of our favorite things.

People who sell at the first sign of trouble,
Bargain-priced stocks from the burst of a bubble,
Prices dropped so low they make our hearts sing—
These are a few of our favorite things.

Financial statements that tell a good story,
Transparent accounting that won’t make us sorry,
Prices that bottom out from missed earnings—
These are a few of our favorite things.

When the price stalls
As the bell rings,
When returns are bad,
We simply remember our favorite things,
And then we don’t feel so sad.

THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

The RoyceFunds

Wealth Of Experience
With approximately $22.4 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as eight assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $108 million invested in The Royce Funds.

General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268 Shareholder Services (800) 841-1180 Automated Telephone Services (800) 78-ROYCE (787-6923)	Advisor Services For Fund Materials, Performance Updates, Account Inquiries (800) 33-ROYCE (337-6923) Broker/Dealer Services For Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)

www.roycefunds.com
This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
OE-REP-1205

A N N U A L R E V I E W
Royce Select Fund I	A N D
R E P O R T T O S H A R E H O L D E R S
Royce Select Fund II Royce Select Fund III	2005

TheRoyceFund
VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

www.roycefunds.com

A GUIDE TO THE ROYCE SELECT FUNDS

Royce Select Fund I (RS1), managed by Chuck Royce, invests in both long and short positions in equity securities. The long portion of the Fund’s portfolio is invested primarily in a limited number of small- and micro-cap companies that Royce believes possess excellent business strengths and/or prospects, high internal rates of return and low leverage. Mr. Royce is assisted by Lauren Romeo. We believe that investors in the Fund should have a long-term investment horizon of at least three years.

Royce Select Fund II (RS2), co-managed by Chuck Royce and James Harvey, invests in both long and short positions in equity securities. The long portion of the Fund’s portfolio is invested primarily in a limited number of small- and micro-cap companies. Royce puts primary emphasis on companies with above-average returns on invested capital and strong balance sheets. It also uses an opportunistic approach, primarily by examining price-to-book and price-to-sales ratios, in an effort to find companies with promising turnaround potential.

Royce Select Fund III (RS3), co-managed by Whitney George and Michael Green, invests in both long and short positions in equity securities. The long portion of the Fund’s portfolio is invested primarily in a limited number of small- and micro-cap companies that Royce believes are trading significantly below its estimate of their current worth. In the selection process, Royce puts primary emphasis on balance sheet quality, cash flows, earnings history and various internal returns indicative of profitability, and the relationships that these factors have to the price of a given security.

WHO IS ELIGIBLE TO PURCHASE ROYCE SELECT FUNDS I, II, AND III?

All three Royce Select Funds are designed for “qualified investors,” defined as one who meets the Securities and Exchange Commission’s definition of the qualified client. The term qualified client includes:

a)
an individual who, or a corporation, partnership, trust or other company that, Royce (and any person acting on its behalf ) reasonably believes, immediately prior to the purchase, has a net worth (in the case of an individual, together with assets held jointly with a spouse) of more than $1,500,000 at the time of the purchase; or

b)	an individual who, or a company that, immediately after the purchase owns Fund shares having a net asset value of at least $750,000.
The requirement that Fund shares be purchased only by qualified investors applies to both initial and subsequent investments in the Fund.

HOW CAN A QUALIFIED INVESTOR PURCHASE SHARES OF THE FUNDS?

Royce Select Fund I is available directly through Royce or through advisors in Schwab’s Mutual Fund Marketplace and T.D. Waterhouse’s Mutual Fund Network. It is not a part of Schwab’s or any other No Transaction Fee Program.

Royce Select Funds II and III are only available directly through Royce.

For more information, please call Investor Services at (800) 221-4268.

WHAT IS UNIQUE ABOUT ROYCE SELECT FUNDS I, II AND III?

The Funds share a unique fee and expense structure that is tied directly to each Fund’s respective performance. Each Fund pays a management fee to Royce equal to 12.5% of its pre-fee total return to a performance peak. Royce absorbs all other ordinary expenses of each Fund. Each Fund’s management fee is subject to a high watermark, which means that Royce will only receive a fee during periods of positive performance from a prior peak for the given Fund. If the total return recedes from the high watermark, no fee will be taken until the Fund’s pre-fee total return once again exceeds the high watermark. It is calculated in a manner that we believe is equitable for the investor and aligns the adviser’s interests with the shareholders’. The real advantage is that during low-return periods, the expenses have a much more modest impact on returns, and during negative-return periods, there are no ordinary expenses charged to the Fund. Please read the Fund’s prospectus carefully before investing.

TABLE OF CONTENTS

Annual Review

Performance Table	2

Letter to Our Shareholders	3

Online Update	10

Annual Report to Shareholders	11

	PERFORMANCE TABLE

	AVERAGE ANNUAL TOTAL RETURNS December 31, 2005
	FUND	July-Dec[2]	1-Year	3-Year	5-Year	10-year/Since Inception (Date)
	Royce Select Fund I1	14.05%	8.67%	25.21%	15.52%	19.01%		11/18/98

	Royce Select Fund II1	7.10	n/a	n/a	n/a	4.96	[2]	6/30/05

Charles M. Royce, President	Royce Select Fund III[1]	17.70	n/a	n/a	n/a	15.35	[2]	6/30/05

Here at The Royce Funds, we talk
a lot about earnings, the profits a
company has after expenses, taxes
and other costs have been deducted
from revenues. As the principal
source of long-term shareholder
returns, earnings are a critical
element in gauging the success of
a business. To get a sense of their
significance, even a value-oriented
portfolio manager such as our own
Buzz Zaino likes to joke, “We’re
all growth investors, because
ultimately we’re all looking for
earnings growth.” Of course, one
may contrast Buzz’s remark
with the in-house example of
Charlie Dreifus, who is more than
happy to find companies with
steady, but not necessarily
growing (and certainly not fast-
growing) earnings, yet there is
no denying that earnings are
arguably the most critical sign of
a company’s well-being.

Continued on Page 4...	Russell 2000	5.88	4.55	22.13	8.22	9.26

[1]  The one-year result for Royce Select Fund I and the since inception results for Royce Select Fund II and Royce Select Fund III are adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.
[2]  Not annualized.

	IMPORTANT PERFORMANCE AND RISK INFORMATION

All performance information in this Review reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Please read the prospectus carefully before investing or sending money.

The thoughts expressed in this review concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2005, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2005 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this review will be included in any Royce-managed portfolio in the future.

2 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

LETTER TO OUR SHAREHOLDERS

It’s Not Unusual. . . But It’s Not Quite Normal, Either
There is an old curse, said to be of Chinese or Scottish origin, which states, “May you live in interesting times.” Anyone who has been an equity investor over the last 10 years has more than qualified for the curse of living through a decade of noteworthy days. It began uneventfully enough, with a move to large-cap stocks in the mid-’90s. Internet stock mania then took hold. This feverish activity was attended by an insistence that the stock market was in a new era, one appropriate for the imminent arrival of a new millennium, in which all of the old rules about valuation and how to measure the success of a business were being quickly and thoroughly recast. Value investors were among those whose relatively ordinary returns between 1996 and 1999 consigned them to the trash heap of the market’s new order, the investment equivalent of dinosaurs destined for extinction. Yet the ‘90s ended, and the new era began, with a stubborn assertion of one of the oldest rules of equity investing known to human kind, namely that markets are cyclical. The Internet bubble burst in 2000, which led to arguably the most interesting six years of the last 10 for the U.S. stock market.
     Along with Y2K hysteria, the collapse of Internet stock prices heralded a series of events that helped keep equity returns underwater—or just barely above the surface—through the end of 2005. In fact, the period that spans 2000 through 2005 may be best thought of as a testament to the remarkable resilience of the stock market. Consider the following list of events that run the gamut from calamitous to criminal: The terrorist attacks of September 2001; accounting scandals and revelations of fraud that brought down more than a couple of

Last year was the first time since we began to prognosticate low returns in 2003 that both small- and large-cap performance, regardless of style, ended the year in the low single digits.

THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS | 3

However, our portfolio managers
occasionally buy shares of small-
and micro-cap companies that
have been enduring earnings
disappointments or have ceased to
post any earnings at all. An
investor may well ask why we would
make such purchases: If earnings
are so important, why would we
risk buying shares of a company
whose earnings are depressed or
nonexistent? How can a company
satisfy our exacting security
selection criteria if it’s missing such
a crucial element? The apparent
contradiction is resolved in part by
another in our endless series of
reminders that we always invest
with a long-term perspective.

Most of our security analyses begin
with the balance sheet. We carefully
scrutinize a company’s underlying
assets, which are the ultimate source
of earnings, while also looking
closely at its liabilities, the claims
parties other than the shareholders
have on assets. If the assets are in
healthy proportion to the liabilities,
that gives us confidence that future
earnings can be produced, even if
there are no current earnings.

Continued on Page 6...

LETTER TO OUR SHAREHOLDERS

corporate Goliaths; mutual fund trading scandals; war with Iraq; subsequent terrorist strikes in Israel, Indonesia, Madrid and London; record trade and budget deficits; natural disasters in Asia, Louisiana, Mississippi and Texas; skyrocketing energy prices; and ongoing political controversies. Far from capitulating to each new, dispiriting development, the market managed to move forward. Returns across styles and asset classes were generally unspectacular (though in certain cases, such as small-cap value’s, they were strong on an absolute and relative basis), but in general they avoided outright disaster, even in the more difficult, negative-return years of 2000 and 2002.
     We continue to believe that the downturn earlier in 2005 marked the end of the market working through these various difficulties that took place during the last several years. Indeed, 2005 may ultimately be remarkable for its unremarkable nature, for its relatively low, but positive, returns. It will also go down as the year in which a six-year period of small-cap outperformance came to an end, though to what degree that will matter in the future remains to be seen. In a year in which little seemed to take investors by surprise, the most unexpected element may have been that one of our overall market predictions (finally) proved to be accurate. Since 2003, we have been unswerving in our conviction that the market had entered a low-return mode, but the success of our own and similar small-cap investment approaches made our predictive remarks inaccurate. Last year was the first time since we began to prognosticate low returns that both small- and large-cap performance, regardless of style, ended the year in the low single digits. We suspect that this means that the stock market has returned to more historically typical, if not normal, behavior after a decade of tumult. However, our reasons have nothing to do with the low returns themselves or the anomalous accuracy of our forecast.

Looming Large
When the subject is the perennially unpredictable stock market, we are fully aware of the danger of words such as “typical” or “normal,” terms that are difficult to define with precision in any context. Another danger is that “normal” markets often represent a transitional stage between bull and bear extremes. In addition, the farther out one looks from the 10-year period ended 12/31/05, long-term average annual returns for both small- and large-cap stocks reach into the low-to-mid teens, not the single-digit positive returns of 2005. Having issued these caveats, we think that the market has returned to more historically typical behavior, and the reason has to do with the narrowing of the gap between large- and small-cap results in the past year.

4 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

     For the first calendar year since 1998, large-cap stocks, as measured by the S&P 500, outperformed small-cap, as measured by the Russell 2000, but the advantage was slight. The S&P 500 was up 4.9% in 2005 versus 4.6% for the Russell 2000 (and 1.4% for the Tech-heavy Nasdaq Composite). The last time that small-cap enjoyed more than five consecutive years of outperformance was between 1975 and 1983. The recently concluded phase of small-cap outperformance followed the period in which the Russell 2000 underperformed the S&P 500 in five out of six years. Perhaps unsurprisingly, small-caps (as measured by the CRSP 6-10) also underperformed the S&P 500 for four of the five years prior to the 1975-1983 reversal.
     Small-cap significantly outpaced large-cap from the 2005 market low on April 28, with the Russell 2000 up 18.1% versus 10.6% for the S&P 500. The Russell 2000 also led in months of positive returns (February, May, June, July, September and November). Equally compelling from our perspective was the stronger performance for large-caps during the negative or flat performance months of January, March, April, August, October and December, a development that we felt revealed nascent large-cap leadership. We have long believed that where investors turn when stock prices are falling is a very telling sign, so large-cap’s advantage during 2005’s downdrafts indicated to us that investors were more confident in larger stocks. We expect that large-cap will continue to lead in the short and possibly intermediate terms, though we see no reason for small-cap investors to fret. Over long-term time periods, we anticipate that small-cap will continue to perform well, though probably without the substantial outperformance spreads that we have seen over the last six years.

Over long-term time periods, we anticipate that small-cap will continue to perform well, though probably without the substantial outperformance spreads that we have seen over the last six years.

Long-Term Values
Another instance of narrowing spreads could be seen within small-cap in the average annual one- and three-year total returns ended 12/31/05 for the Russell 2000 Value and Growth indices. In each period the Russell 2000 Value index beat its growth counterpart, but the results were close. For the one-year period ended 12/31/05, both indices posted low returns: value was up 4.7% versus 4.2% for growth. For the three-year period, the Russell 2000 Value index gained 23.2% versus 20.9% for the Russell 2000 Growth index. However, the longer-term edge fell more dramatically in small-cap value’s favor. The upshot was that small-cap value owned a performance edge over small-cap growth for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 12/31/05, an impressive run of outperformance that was bolstered by the Russell 2000 Value index outflanking the Russell 2000 Growth index in five of the last six calendar years (trailing slightly during 2003’s surging small-cap rally) (see table on page 6). This

THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS | 5

Our objective when looking at a
company’s earnings picture is to
understand “normalized earnings”
over long-term time periods.
Industries usually move in very
particular, though not always
consistently predictable, business
cycles. By focusing on normalized
earnings, we are trying to filter out
the effects of short-term earnings
surprises, whether they are negative
or positive. Our long-term
investment horizon and thorough
research process peer beyond
the ebb and flow of near-term
events in an attempt to discover
long-term opportunities.

In general, we seek businesses that
have a solid-to-strong earnings
history. A record of profitability is
critical when trying to assess both
the current financial health and the
long-term prospects for a business
that has fallen on hard times. In
fact, it may be one of the more
telling indications that a company’s
woes are likely to be temporary. We
are willing to endure the short-term
difficulties of what we believe is a
high-quality company struggling
with stalled profits, provided that

Continued on Page 8...

	LETTER TO OUR SHAREHOLDERS long-term advantage came primarily from small-cap value’s formidable edge in the current decade to date (+131.9% versus -13.2%), which has seen both up and down markets.
	RUSSELL 2000 VALUE VERSUS RUSSELL 2000 GROWTH
	Calendar-Year Returns: 2000-2005
		Russell	Russell		Russell	Russell
		2000 Value	2000 Growth		2000 Value	2000 Growth
	2000	22.8%	-22.4	2003	46.0%	48.5%
	2001	14.0	-9.2	2004	22.3	14.3
	2002	-11.4	-30.3	2005	4.7	4.2

     Looking back at 2005’s second half and forward to 2006, one might expect growth to continue to lead during updrafts, or at least during up quarters. In fact, we would not be surprised to see small-cap growth assume a leadership role in the coming months, but we suspect that its advantage will be small and its reign relatively short. The Russell 2000 Growth index led the Russell 2000 Value index in the third and fourth quarters of 2005 as well as from the 2005 market low on April 28th, so one could argue that small-cap growth’s leadership phase is already underway. Still, we think that small-cap value is likely to retain its long-term performance edge over small-cap growth, though we do not expect the former to dominate the way that it did over the last six years. We also do not anticipate a return to the late ‘90s, when the Russell 2000 Growth index led in most short- and even some long-term periods. As with small- and large-cap stocks, we think that small-cap value and growth should be subject to frequent leadership rotation and low, but positive returns.

Lake Wobegone, Not Lake Placid
     Although most equity indices enjoyed positive returns in 2005, few made new highs, two exceptions being the Russell 2000 Value index, which made its new high in August, and the Russell 2000 index, which reached a new peak in December. The past few years saw undeniable improvement in overall equity results, yet several major market indices remained substantially shy of the peaks that they established in March 2000: the Russell 2000 Growth index (-33.5%), S&P 500 (-10.4%) and Nasdaq Composite (-56.3%) all failed to surpass their March 2000 highs. Of course, these figures may indicate nothing more than the timeliness of the likely shift in overall market leadership from small- to large-cap, and an analogous change within small-cap from value to growth. It’s also worth pointing out that, despite the relatively paltry returns of 2005, the three-year average annual total returns for

6 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

both the S&P 500 and Russell 2000 were rather impressive on both an absolute and a relative basis, especially compared to the five-year returns for the periods ended 12/31/05 (see table below). It occurs to us that the last three years felt remarkably different from the beginning of the current decade, a time in which low or negative large-cap returns were a source of constant frustration for many investors. The picture becomes even more interesting on viewing the 10-year average annual total returns for the S&P 500 and Russell 2000. After the whirlwind of the last 10 years, we’re not sure if investors will find it surprising or predictable that the results for the 10-year period ended 12/31/05 were nearly identical: 9.3% for the Russell 2000 and 9.1% for the S&P 500.

While we would love for each of our Funds to outpace the small-cap benchmark in every imaginable performance period, we realize that such a feat is impossible, and are happy to hold a greater advantage over long-term and market cycle performance periods, which we believe offer a sterner test of a portfolio’s merits.

We may look back on 2005 as the year in which everything changed. However, we want to emphasize again that the most significant changes may not be the shifts in leadership to large-cap in general and small-cap growth within our investment universe (though they are certainly important). The critical move from our perspective has been the narrowing of the performance spread between asset classes and styles. We simply do not think it’s likely any time soon that any asset class or investment approach will dominate the way that small-cap value did between 2000 and 2005 or that large-cap did between 1995 and 1999. Low returns, however, do not equate to a lack of volatility. The Russell 2000’s positive return in 2005 was not achieved in a straight line, as volatility was quite apparent throughout most of last year. The Russell 2000 posted eight directional high-to-low and/or low-to-high moves of at least 5% in the last 12 months, resulting in two significant declines, each followed by strong rallies.

Navigating the Narrows
With our expectation that leadership rotation between asset categories and styles should be the order of the day and that performance advantages should remain slim, we do not see particularly hard times ahead for small-cap and/or small-cap value. Regardless of what the future brings, it’s important to mention that our approach is not heavily invested in how the

THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS | 7

LETTER TO OUR SHAREHOLDERS
our estimate of the company’s

long-term prospects is positive.

This is especially true with cyclical

businesses that regularly go through

the ups and downs of their

industry. The “downs” are often

synonymous with earnings trouble.

The company’s actions at such

times are critical: Is management

buying back stock? Does the firm

have sufficient cash reserves to

successfully deal with adversity?

If so, our confidence is bolstered.

If not, we generally look elsewhere.

In addition, few events make

investors more emotional than

earnings trouble. An earnings

disappointment can create a wave

of selling that drives a stock price

down to levels that meet our value

criteria. In many cases over the

years, we have waited patiently

for a particular company’s stock

price to fall so that we could begin

to build a position. Our years of

experience have brought home again

and again the lesson that even the

best businesses have occasional

trouble. When they do, we try to

use other investors’ reactions to

our advantage by purchasing shares

at prices that we find attractive.

rest of the world defines value. In the past five years of terrific small-cap value performance, we continued to scrutinize those areas that were not enjoying the benefits of value’s good fortune, such as Health and Technology. This may seem counterintuitive, even contradictory, but the essence of value investing remains finding what we regard as high-quality companies whose stocks are trading at discounts to our estimate of their worth as businesses. This entails searching in areas that others are ignoring. Markets are always changing, but this aspect of our approach remains the same.

     We appreciate your continued support.

Sincerely,

Charles M. Royce                                       W. Whitney George                                              Jack E. Fockler, Jr.
      President                                                    Vice President                                                       Vice President

January 31, 2006

8 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

This Page Intentionally Left Blank
THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS | 9

ONLINE UPDATE

Visit the New RoyceFunds.com

Here are just a few of our new features:

10 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 11

ROYCE SELECT FUND I

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/05
Manager’s Discussion
Following a rather dismal first half, Royce Select Fund I (RS1) managed an impressive comeback between July and December 2005, which was responsible for a good year from a performance standpoint. RS1 was up 10.9% in 2005, more than doubling the gain of its small-cap benchmark, the Russell 2000, which was up 4.6% for the same period. When stocks began to rally after the interim small-cap market trough on 4/28/05, RS1 showed only limited participation. However, the Fund more than made up for lost ground with stellar third- and fourth-quarter performances. RS1 gained 8.3% in the third quarter, versus 4.7% for the Russell 2000. In general, the fourth quarter saw more modest results for stocks, but the Fund was up 5.4%, compared to 1.1% for its small-cap benchmark. RS1’s performances during market cycle and long-term time periods were also strong on both an absolute and relative basis. For the periods ended 12/31/05, the Fund outpaced the Russell 2000 from both the small-cap market peak on 3/9/00 (+123.1% versus +19.7%) and from the small-cap market trough on 10/9/02 (+142.8% versus +114.2%), examples of long-term outperformance during both down and up market periods. RS1 was also ahead of its benchmark for the one-, three-, five-year and since inception (11/18/98) periods ended 12/31/05. The Fund’s average annual total return since inception was 19.0%.
     Eight of the Fund’s nine equity sectors showed net gains in 2005, and declines in the net-loss Health sector were marginal. Two industrial companies were among the top gainers for the year. LKQ Corporation procures salvage vehicles, recycles them and then sells the recycled material to automotive repair and collision shops. Improved earnings and a series of favorably viewed acquisitions helped its stock price to rise. Supply-chain management, air freight and transportation business EGL was a strong performer not just during 2005, but for the three-year period ended 12/31/05 as well. Improved earnings and a share buyback plan seemed to garner investors’ interest in 2005. We sold half of our position in November. Thanks in part to the strong showing of top-ten holding Plexus Corporation, the Technology sector posted net gains. Plexus provides a variety

July - December 2005*	14.05%

One-Year	10.87

One-Year (Net)[1]	8.67

Three-Year	25.21

Five-Year	15.52

Since Inception (11/18/98)	19.01
* Not annualized.
[1] One-year results are adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

CALENDAR YEAR TOTAL RETURNS		GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Year	RVV	Plexus Corporation	$357,091

2005	10.9%	Alliance Capital Management Holding L.P.	278,557

2004	19.1	LKQ Corporation	259,709

2003	48.7	Helmerich & Payne	233,559

2002	-15.8	EGL	231,462

2001	24.5

2000	15.0

1999	35.4

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

TOP 10 POSITIONS (% of Net Assets)

Alliance Capital Management Holding L.P.	4.8%

Plexus Corporation	3.3

Nuveen Investments Cl. A	2.6

Ritchie Bros. Auctioneers	2.4

SEI Investments	2.4

Corinthian Colleges	2.4

eFunds Corporation	2.3

Adesa	2.1

eResearch Technology	2.0

Columbia Sportswear Company	1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	23.3%

Financial Services	17.6

Industrial Services	11.8

Industrial Products	11.1

Consumer Services	6.5

Consumer Products	4.9

Health	2.8

Natural Resources	2.5

Financial Intermediaries	2.0

Miscellaneous	4.3

Cash and Cash Equivalents	13.2

12   |   THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

of technological services, including product development, material procurement and distribution, for several industries. We were drawn to its balance sheet and interesting variety of support services when we first bought shares in RS1’s portfolio during the spring of 2004. Its share price rose in 2005 primarily due to stronger earnings. Contract oil and gas well driller Helmerich & Payne is an energy services company that we have been familiar with for quite some time, though we re-initiated a position in RS1’s portfolio in January 2005. The firm benefited from rising oil and gas prices, its own growing business and minimal damage in the aftermath of Katrina and Rita to its rigs located in the Gulf of Mexico. We reduced our position at rising share prices during May and June.
      Alliance Capital Management Holding was the Fund’s number one position at the end of 2005, its second-best performer for the one-year period ended 12/31/05 and a solid performer for the three-year period ended 12/31/05. Although it’s a relatively newer position in the Fund’s portfolio (first purchased and sold in 2002, then repurchased in 2004), we have been familiar with the company for many years, and its core business of asset management is one that we know well. During 2005, the stock rebounded in the fourth quarter on news of a 45% increase in profits based mostly on the firm’s success with institutional clients’ investments in value portfolios. Morningstar provides investment information and services, many used by Royce. Its stock priced moved higher in August on the news of a seven-fold increase in earnings in 2005’s fiscal second quarter and again in November on the announcement of an 84% jump in
			PORTFOLIO DIAGNOSTICS
			Average Market Capitalization		$1,281 million

			Weighted Average P/E Ratio		20.1x

			Weighted Average P/B Ratio		2.7x

			Weighted Average Yield		1.1%

			Fund Net Assets		$26 million

			Turnover Rate		83%

		revenues. We reduced our position in August, October and November. The Fund’s most significant loser in the first half maintained its hold on that dubious position for the entire year of 2005. Input/Output is an energy services firm whose business and fundamentals we once held in high regard, but we sold our stake in June after it made a dramatic adjustment to its 2004 earnings. Business software maker Verity remained in second place among the Fund’s 2005 money losing stocks. We finished taking our losses in August, discouraged by an emerging pattern of disappointing earnings.	Number of Holdings		63
GOOD IDEAS AT THE TIME
2005 Net Realized and Unrealized Loss			Symbol (Investment Class)		RYSFX
Input/Output	$180,484
			MORNINGSTAR STATISTICAL MEASURES*
Verity	157,487
					Category	Best Quartile
Lexicon Genetics	127,615			RS1	Median	Breakpoint

Willbros Group	125,675		Sharpe Ratio	1.74	1.33	1.48

MacDermid	119,266		Standard Deviation	12.39	14.26	13.10

			Beta	1.10	1.32	1.21
			*Three years ended 12/31/05. Category Median and Best Quartile Breakpoint based on 390 small-cap objective funds (oldest class only) with at least three years of history.

			RISK/RETURN COMPARISON Three-Year Period Ended 12/31/05

				Average Annual Total Return	Standard Deviation	Return Efficiency*

			RS1	25.2%	12.4	2.03

			Russell 2000	22.1	15.3	1.44

			*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS   |   13

ROYCE SELECT FUND II

CUMULATIVE TOTAL RETURNS Through 12/31/05
Managers’ Discussion
We were very pleased with the opening performance period for Royce Select Fund II (RS2). The Fund outpaced its small-cap benchmark, the Russell 2000, with a gain of 7.1% for the since inception (6/30/05) period ended 12/31/05 versus a 5.9% return for the small-cap benchmark. RS2’s inception date was fortuitous, at least in the short run. After struggling through most of 2005’s first four months, stocks began to rally following the interim market trough on April 28. As we were just beginning to build positions in July, the Fund missed out on much of that month’s robust performance. However, it made up for any lost ground in the next five months. The upshot was that RS2 lagged the Russell 2000 in the third quarter (+1.4% versus +4.7%), but outperformed the small-cap index in the otherwise less dynamic fourth quarter (+5.6% versus +1.1%).
     Although a six-month performance period is not something to which we would usually devote much attention, a Fund’s initial results are important to us. Of course, we would prefer to continue doing well on an absolute and relative basis in all time periods. With the recognition that such a goal is unattainable, we would happily settle for strong absolute returns and outperformance of the benchmark over market cycle and other long-term time periods as the Fund matures. The Fund’s security selection process blends two different but compatible value disciplines. While the main focus rests on finding small- and

July - December 2005	7.10%

Since Inception (6/30/05)[1]	4.96
[1]Since-inception result is adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

micro-cap companies with high returns on invested capital (ROIC), we couple this with an opportunistic approach that looks at turnarounds, undervalued growth companies and busted IPO’s. With both approaches, the goal is to buy businesses for less than what we believe is their true value.
Of the Fund’s seven equity sectors holding long positions, only Consumer Products showed net losses in 2005’s second half, though the net losses were not significant. There were also small losses in RS2’s short

TOP 10 POSITIONS (% of Net Assets)		GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

Caraco Pharmaceutical Laboratories	3.1%	Hurco Companies	$6,532

ElkCorp	2.9	Golf Galaxy	4,759

True Religion Apparel	2.3	On Assignment	4,686

Cano Petroleum	2.3	Mediware Information Systems	4,467

Insteel Industries	2.2	OmniVision Technologies	4,186

Novellus Systems	2.1
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

China Techfaith Wireless Communication Technology	2.0

International DisplayWorks	1.9

Hutchinson Technology	1.7

Royal Gold	1.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	30.3%

Industrial Products	14.9

Natural Resources	10.9

Health	9.4

Consumer Products	4.6

Industrial Services	4.2

Financial Intermediaries	1.2

Miscellaneous	4.6

Cash and Cash Equivalents	19.9

14   |   THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

positions. As for individual positions that struggled, we built a position in Andrx Corporation between July and November. Although the company manufactures its own line of oral controlled-release pharmaceuticals, it also distributes drugs made by third parties. This latter business attracted our interest, as did the firm’s conservative balance sheet and ample cash reserves. Its share price dropped once its applications for new drug approvals were held up, the result of the FDA finding problems with one of its facilities. At the end of 2005, we believed that the firm could eventually get healthy. Our confidence did not extend to video store operator Movie Gallery, which we sold off in September, or to telecommunications equipment company Channell Commercial, which we sold off in December not long after a disappointing third quarter sent its stock price into a tailspin.
      During 2005, we took relatively large stakes in under-followed companies. Generic drug maker Caraco Pharmaceutical Laboratories has a strong balance sheet, improving cash flow and a large market share in the highly competitive field of generic pharmaceuticals. Although we initiated our position in RS2’s portfolio in October, we began to look carefully at the firm earlier, when a new CEO came on board amidst the company’s successful efforts at cleaning up debt. We liked his experience and connections in the industry and thought that a turnaround could be achieved. Insteel Industries manufactures concrete reinforcing metal and other industrial wire products. Through much of 2003 and 2004, its business languished in the downturn for non-residential construction. We
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization	$433 million

			Weighted Average P/E Ratio	16.6x*

			Weighted Average P/B Ratio	2.6x

			Weighted Average Yield	0.2%

			Fund Net Assets	$0.8 million

			Turnover Rate	239%

		liked the company’s decision to use its cash to pay down debt during this difficult period. Also intriguing was the company’s classification as a steel company even though it is a consumer, not a producer, of steel. Its ability to buy cheaper, imported steel is something that we viewed as an advantage. Its business grew in 2005, and the future looked bright at year end with the prospects of rebuilding projects in the Gulf and the recently passed highway bill.	Number of Holdings	70
GOOD IDEAS AT THE TIME
N2005 Net Realized and Unrealized Loss			Symbol (Investment Class)	RSFDX
Andrx Corporation	$7,487		*Excludes 21% of portfolio holdings with zero or negative earnings as of 12/31/05.

Movie Gallery	7,238

Cost Plus	4,841

UTStarcom	4,746

Channell Commercial	4,079

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS   |   15

ROYCE SELECT FUND III

CUMULATIVE TOTAL RETURNS Through 12/31/05
Managers’ Discussion
We were quite happy with the opening performance period for Royce Select Fund III (RS3), brief as it was. The Fund handily outgained its small-cap benchmark, the Russell 2000, up 17.7% for the since inception (6/30/05) period ended 12/31/05 versus a 5.9% return for the small-cap benchmark. In the short run, RS3’s inception date proved to be well-timed–however unintentionally on our part. We had no idea that the market would rally following the interim market trough on April 28, especially since it had struggled through most of 2005’s first four months. As we were just beginning to purchase securities for RS3’s portfolio in July, the Fund lagged its benchmark during that month’s dynamic returns. The Fund quickly narrowed the gap with a relatively strong August and pulled ahead of the small-cap index in September, giving RS3 the performance edge over the Russell 2000 for the third quarter (+8.1% versus +4.7%). When the bullish momentum slowed during the fourth quarter, RS3 continued its run and built on its performance advantage, up 8.9% versus 1.1% for the benchmark. A six-month performance period is generally not one that we dwell on for very long. But when it represents a Fund’s initial results, a short-term span acquires more significance. Our goal remains strong absolute and relative performance over full market cycle and other long-term periods.

July - December 2005	17.70%

Since Inception (6/30/05)[1]	15.35
[1]Since-inception result is adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

     There were some disappointments in the second half of 2005. Ivanhoe Mines delves for copper, gold and coal, primarily in the Asia Pacific region. We liked the firm’s balance sheet and its conservative accounting practices. Rising revenues, however, were not enough to make the company profitable, which helps to explain its declining stock price during much of 2005. Biotech firm Lexicon Genetics uses proprietary gene knockout technology to treat disease. Investors avoided its stock, expecting that the company would be profitable in 2005. We liked both its new business partnerships and its progress toward new treatments enough to build a position through the second half. We liked the core business of video game maker Majesco

TOP 10 POSITIONS (% of Net Assets)		GOOD IDEAS THAT WORKED 2005 Net Realized and Unrealized Gain

IPSCO	4.5%	IPSCO	$9,123

Endo Pharmaceuticals Holdings	3.3	Elan Corporation	4,961

Nu Skin Enterprises Cl. A	3.2	Trican Well Service	4,773

Unit Corporation	3.0	Reliance Steel & Aluminum	4,632

Ensign Energy Services	2.9	Foundry Networks	4,533

Foundry Networks	2.8
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s P/E Ratio calculations exclude companies with zero or negative earnings.

Trican Well Service	2.6

Winnebago Industries	2.4

Arkansas Best	2.4

Gammon Lakes Resources	2.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources	26.3%

Industrial Products	17.8

Health	11.9

Technology	11.8

Consumer Products	4.8

Consumer Services	4.5

Financial Services	4.1

Industrial Services	3.6

Cash and Cash Equivalents	15.2

16   |   THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Performance and Portfolio Review

Entertainment, but legal troubles sent its stock price into freefall during late July and August, prompting us to take our losses and move on.
      Natural Resources, home to the portfolio’s energy companies, led all sectors on a dollar basis, an unsurprising development considering the strength of energy stocks in the market as a whole. Canadian energy services company and top-ten holding Trican Well Service manufactures piping and drilling equipment and provides oil well completion, maintenance and repair services. The firm posted record revenues and job activity in 2005’s fiscal third quarter, boosted by strong business in Canada and overseas. Ensign Energy Services provides contract well drilling and services for the oil and natural gas industry, primarily in western Canada and the Rocky Mountain U.S., though its expanding business in South America contributed to its record third-quarter revenues in fiscal 2005. We built our position in October. Unit Corporation was a firm whose two successful businesses of land contract drilling and exploration for oil and natural gas confounded industry analysts who were used to examining companies that engaged in one or the other activity. We liked its conservative management and ability to thrive in both areas, so we built a position in July and October.
      The bull market for energy stocks also helped a holding in the Industrial Products sector. Canadian steel producing and fabricating company IPSCO makes pipes for oil and gas drilling companies, which helped its share price to climb in 2005. We were drawn to its pristine balance sheet and steady earnings history. It was the Fund’s largest equity holding at the end of 2005. Pharmaceutical company Elan Corporation ran into difficulties with a
			PORTFOLIO DIAGNOSTICS

			Average Market Capitalization	$1,277 million

			Weighted Average P/E Ratio	16.4x*

			Weighted Average P/B Ratio	3.3x

			Weighted Average Yield	0.5%

			Fund Net Assets	$0.5 million

			Turnover Rate	22%

		multiple sclerosis drug, Tysabri, that it produces with another firm, Biogen. Prospects for the drug’s eventual use began to improve during the fall, especially in the aftermath of an announcement in December that the FDA would review the drug in March 2006. Its share price received a subsequent healthy shot, so we took some gains in December.	Number of Holdings	50
GOOD IDEAS AT THE TIME
2005 Net Realized and Unrealized Loss			Symbol (Investment Class)	RSFTX
Ivanhoe Mines	$2,208		*Excludes 21% of portfolio holdings with zero or negative earnings as of 12/31/05.

Majesco Entertainment	1,995

Lexicon Genetics	1,622

HPL Technologies	1,321

Nu Skin Enterprises Cl. A	978

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS   |   17

This Page Intentionally Left Blank
18 | THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2005

Royce Select Fund I

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 86.8%			Medical Products and Devices - 1.0%
			IDEXX Laboratories [a]	3,700	$266,326
Consumer Products – 4.9%
Apparel and Shoes - 2.7%			Total (Cost $426,658)		708,451
†Columbia Sportswear Company [a]	10,000	$477,300
Polo Ralph Lauren Cl. A	3,900	218,946	Industrial Products – 11.1%
			Automotive - 2.8%
		696,246	†Adesa	21,900	534,798
			†LKQ Corporation [a]	5,500	190,410
Sports and Recreation - 1.1%
†Polaris Industries	5,300	266,060			725,208

Other Consumer Products - 1.1%			Machinery - 4.5%
†Fossil [a]	13,500	290,385	†GSI Group [a]	38,100	413,766
			Lincoln Electric Holdings	9,500	376,770
Total (Cost $1,079,412)		1,252,691	†Rofin-Sinar Technologies [a]	8,200	356,454

Consumer Services – 6.5%					1,146,990
Direct Marketing - 1.0%
†Sportsman’s Guide (The) [a]	11,200	267,120	Metal Fabrication and Distribution - 1.6%
			†Metal Management	17,400	404,724
Media and Broadcasting - 1.4%
†Westwood One	21,600	352,080	Specialty Chemicals and Materials - 1.3%
			MacDermid	11,600	323,640
Retail Stores - 0.5%
Hot Topic [a]	8,800	125,400	Other Industrial Products - 0.9%
			†Brady Corporation Cl. A	6,600	238,788
Other Consumer Services - 3.6%
†Corinthian Colleges [a]	51,100	601,958	Total (Cost $2,277,665)		2,839,350
MoneyGram International	12,300	320,784
			Industrial Services – 11.8%
		922,742	Commercial Services - 5.0%
			†Ceridian Corporation [a]	12,500	310,625
Total (Cost $1,654,854)		1,667,342	†Collectors Universe [a]	26,100	420,732
			†Copart [a]	10,000	230,600
			MPS Group [a]	23,400	319,878
Financial Intermediaries – 2.0%
Insurance - 1.1%					1,281,835
Erie Indemnity Company Cl. A	5,000	266,000
			Industrial Distribution - 2.5%
Real Estate Investment Trusts - 0.9%			Ritchie Bros. Auctioneers	14,800	625,300
†Capital Trust Cl. A	7,900	231,312
			Transportation and Logistics - 4.3%
Total (Cost $368,980)		497,312	†Arkansas Best	9,700	423,696
			EGL [a]	10,500	394,485
Financial Services – 17.6%			†Universal Truckload Services [a]	12,000	276,000
Information and Processing - 4.7%
eFunds Corporation [a]	25,000	586,000			1,094,181
SEI Investments Company	16,700	617,900
			Total (Cost $1,856,879)		3,001,316
		1,203,900
			Natural Resources – 2.5%
Insurance Brokers - 3.0%			Energy Services - 1.1%
Brown & Brown	10,000	305,400	Helmerich & Payne	4,700	290,977
Gallagher (Arthur J.) & Company	15,000	463,200
			Oil and Gas - 1.4%
		768,600	Penn Virginia	6,100	350,140

Investment Management - 7.5%			Total (Cost $311,269)		641,117
Alliance Capital Management Holding L.P.	21,900	1,237,131
Nuveen Investments Cl. A	15,800	673,396	Technology – 23.3%
			Aerospace and Defense - 2.4%
		1,910,527	†HEICO Corporation Cl. A	14,800	303,696
			†Innovative Solutions and Support [a]	25,000	319,500
Other Financial Services - 2.4%
†MarketAxess Holdings [a]	33,200	379,476			623,196
†Morningstar [a]	6,900	239,016
			Components and Systems - 7.0%
		618,492	†Electronics for Imaging [a]	9,200	244,812
			†Nam Tai Electronics	12,500	281,250
Total (Cost $3,105,352)		4,501,519	Plexus Corporation [a]	36,700	834,558
			Technitrol	24,700	422,370
Health – 2.8%
Drugs and Biotech - 0.9%					1,782,990
Perrigo Company	15,000	223,650

Health Services - 0.9%
Covance [a]	4,500	218,475

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 19

SCHEDULES OF INVESTMENTS

Royce Select Fund I (continued)	Royce Select Fund II

	SHARES	VALUE		SHARES	VALUE

Technology (continued)			COMMON STOCKS – 80.1%
Distribution - 1.1%
Benchmark Electronics [a]	8,700	$292,581	Consumer Products – 4.6%
			Apparel and Shoes - 4.6%
Internet Software and Services - 3.5%			†Brown Shoe Company	200	$8,486
†eResearch Technology [a]	34,400	519,440	†Shoe Pavilion [a]	1,400	10,976
†RSA Security [a]	32,200	361,606	†True Religion Apparel [a]	1,200	18,480

		881,046	Total (Cost $36,956)		37,942

IT Services - 3.0%			Financial Intermediaries – 1.2%
MAXIMUS	7,100	260,499	Insurance - 1.2%
Perot Systems Cl. A [a]	17,300	244,622	†Quanta Capital Holdings [a]	1,900	9,690
Syntel	12,600	262,458
			Total (Cost $9,172)		9,690
		767,579
			Health – 9.4%
Semiconductors and Equipment - 3.0%			Commercial Services - 1.0%
†ADE Corporation [a]	12,000	288,720	†ICON ADR [a]	200	8,228
Cognex Corporation	15,600	469,404
			Drugs and Biotech - 4.6%
		758,124	†Andrx Corporation [a]	400	6,588
			†Caraco Pharmaceutical Laboratories [a,b]	2,800	25,144
Software - 1.5%			†Endo Pharmaceuticals Holdings [a]	200	6,052
†Macrovision Corporation [a]	22,700	379,771
					37,784
Telecommunications - 1.8%
ADTRAN	4,200	124,908	Health Services - 3.8%
†Foundry Networks [a]	25,000	345,250	†Extendicare Cl. A	600	9,378
			†Mediware Information Systems [a]	1,000	12,040
		470,158	†On Assignment [a]	100	1,091
			†Res-Care [a]	500	8,685
Total (Cost $4,833,484)		5,955,445
					31,194
Miscellaneous – 4.3%
Total (Cost $1,119,794)		1,092,976	Total (Cost $73,096)		77,206

TOTAL COMMON STOCKS			Industrial Products – 14.9%
(Cost $17,034,347)		22,157,519	Building Systems and Components - 2.1%
			†Craftmade International	300	6,003
REPURCHASE AGREEMENT – 13.3%			†Flanders Corporation [a]	900	10,944
State Street Bank & Trust Company,
4.10% dated 12/30/05, due 1/3/06,					16,947
maturity value $3,393,545 (collateralized
by obligations of various U.S. Government			Construction Materials - 3.9%
Agencies, valued at $3,480,938)			†ElkCorp	700	23,562
(Cost $3,392,000)		3,392,000	†U.S. Concrete [a]	900	8,532

TOTAL INVESTMENTS – 100.1%					32,094
(Cost $20,426,347)		25,549,519
			Industrial Components - 1.4%
LIABILITIES LESS CASH			†GrafTech International [a]	1,900	11,818
AND OTHER ASSETS – (0.1)%		(4,935)
			Machinery - 1.8%
NET ASSETS – 100.0%		$25,544,584	†Flow International [a]	1,100	9,262
			†PAXAR Corporation [a]	300	5,889

					15,151

			Metal Fabrication and Distribution - 5.7%
			†Commercial Metals Company	200	7,508
			†Gerdau Ameristeel	1,800	10,152
			†Insteel Industries [b]	1,100	18,216
			†Universal Stainless & Alloy Products [a]	700	10,500

					46,376

			Total (Cost $111,376)		122,386

			Industrial Services – 4.2%
			Commercial Services - 1.1%
			†Castle (A.M.) & Company [a]	400	8,736

20 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE		SHARES	VALUE

Industrial Services (continued)			†Radyne ComStream [a]	600	$8,742
Engineering and Construction - 1.1%			†Symmetricom [a]	1,000	8,470
†Dycom Industries [a]	400	$8,800	†Yak Communications [a]	1,300	4,121

Food and Tobacco Processors - 2.0%					67,082
†Galaxy Nutritional Foods [a]	4,940	6,175
†Sunopta [a]	2,000	10,520	Total (Cost $237,301)		247,972

		16,695	Miscellaneous – 4.6%
			Total (Cost $33,832)		37,255
Total (Cost $31,072)		34,231
			TOTAL COMMON STOCKS
Natural Resources – 10.9%			(Cost $614,150)		656,066
Energy Services - 1.6%
†Willbros Group [a]	900	12,996	REPURCHASE AGREEMENT – 28.2%
			State Street Bank & Trust Company,
Oil and Gas - 6.8%			4.10% dated 12/30/05, due 1/3/06,
†CE Franklin [a]	1,000	13,890	maturity value $231,105 (collateralized
†Cano Petroleum [a]	2,400	18,480	by obligations of various U.S. Government
†Parallel Petroleum [a]	400	6,804	Agencies, valued at $241,572)
†Pioneer Drilling Company [a]	600	10,758	(Cost $231,000)		231,000
†Tesoro Corporation	100	6,155
			TOTAL INVESTMENTS – 108.3%
		56,087	(Cost $845,150)		887,066

Precious Metals and Mining - 2.5%			LIABILITIES LESS CASH
†First Quantum Minerals	200	6,409	AND OTHER ASSETS – (8.3)%		(67,693)
†Royal Gold	400	13,892
			NET ASSETS – 100.0%		$819,373
		20,301
			SECURITIES SOLD SHORT
Total (Cost $81,345)		89,384	COMMON STOCKS – 5.5%
			Diversified Investment Companies – 5.5%
Technology – 30.3%			Investment Trusts – 5.5%
Aerospace and Defense - 3.7%			Internet Holders Trust	200	13,166
†Allied Defense Group (The) [a]	400	9,108	Nasdaq 100 Index	700	28,294
†Armor Holdings [a]	200	8,530	Semiconductor HOLDRS Trust	100	3,664
†Hexcel Corporation [a]	700	12,635
			TOTAL SECURITIES SOLD SHORT
		30,273	(Proceeds $45,878)		45,124

Components and Systems - 8.5%
†Acacia Research-Acacia Technologies [a]	1,000	6,900
†Checkpoint Systems [a]	200	4,930
†Hutchinson Technology [a,b]	500	14,225
†InFocus Corporation [a]	2,000	8,020
†International DisplayWorks [a]	2,650	15,741
†Performance Technologies [a]	1,400	11,466
†SimpleTech [a]	2,240	8,445

		69,727

Distribution - 2.7%
†Anixter International	350	13,692
†Brightpoint [a]	300	8,319

		22,011

Semiconductors and Equipment - 7.2%
†Advanced Energy Industries [a]	900	10,647
†Brooks Automation [a]	500	6,265
†Catalyst Semiconductor [a]	1,580	7,663
†CyberOptics Corporation [a]	700	9,436
†Novellus Systems [a]	700	16,884
†OmniVision Technologies [a]	400	7,984

		58,879

Telecommunications - 8.2%
†China Techfaith Wireless
Communication Technology ADR [a]	1,200	16,200
†Comtech Group [a]	1,700	10,557
†Intervoice [a]	700	5,572
†Millicom International Cellular [a]	500	13,420

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 21

SCHEDULES OF INVESTMENTS

Royce Select Fund III

	SHARES	VALUE		SHARES	VALUE

COMMON STOCKS – 84.8%			Metal Fabrication and Distribution - 11.8%
			†Harris Steel Group	300	$6,736
Consumer Products – 4.8%			†IPSCO	300	24,894
Apparel and Shoes - 0.9%			†Metal Management	500	11,630
†Columbia Sportswear Company [a]	100	$4,773	†Reliance Steel & Aluminum	200	12,224
			†Schnitzer Steel Industries Cl. A	300	9,177
Sports and Recreation - 3.9%
†Thor Industries	200	8,014			64,661
†Winnebago Industries	400	13,312
			Total (Cost $78,310)		97,601
		21,326
			Industrial Services – 3.6%
Total (Cost $24,140)		26,099	Engineering and Construction - 1.2%
			†Dycom Industries [a]	300	6,600
Consumer Services – 4.5%
Direct Marketing - 3.2%			Transportation and Logistics - 2.4%
†Nu Skin Enterprises Cl. A	1,000	17,580	†Arkansas Best	300	13,104
Other Consumer Services - 1.3%
†Corinthian Colleges [a]	600	7,068	Total (Cost $17,220)		19,704

Total (Cost $26,509)		24,648	Natural Resources – 26.3%
			Energy Services - 7.6%
Financial Services – 4.1%			†Ensign Energy Services	400	16,145
Information and Processing - 0.9%			†Tesco Corporation [a]	600	11,100
†eFunds Corporation [a]	200	4,688	†Trican Well Service [a]	300	14,452

Investment Management - 3.2%					41,697
†Alliance Capital Management Holding L.P.	100	5,649
†Federated Investors Cl. B	200	7,408	Oil and Gas - 3.8%
†GAMCO Investors Cl. A	100	4,353	†Cimarex Energy [a]	100	4,301
			†Unit Corporation [a]	300	16,509
		17,410
					20,810
Total (Cost $19,598)		22,098
			Precious Metals and Mining - 14.9%
Health – 11.9%			†Agnico-Eagle Mines	500	9,880
Drugs and Biotech - 9.6%			†Apex Silver Mines [a]	400	6,360
†Elan Corporation ADR [a]	500	6,965	†Gammon Lake Resources [a]	1,100	13,090
†Endo Pharmaceuticals Holdings [a]	600	18,156	†Glamis Gold [a]	300	8,244
†Lexicon Genetics [a]	2,300	8,395	†Ivanhoe Mines [a]	1,700	12,223
†Myriad Genetics [a]	400	8,320	†Pan American Silver [a]	400	7,532
†Orchid Cellmark [a]	800	6,080	†Randgold Resources [a]	400	6,452
†Perrigo Company	300	4,473	†Silver Standard Resources [a]	500	7,655
			†Western Silver [a]	900	10,134
		52,389
					81,570
Medical Products and Devices - 2.3%
†Caliper Life Sciences [a]	1,000	5,880	Total (Cost $114,672)		144,077
†Possis Medical [a]	700	6,965
			Technology – 11.8%
		12,845	Aerospace and Defense - 0.3%
			†Axsys Technologies [a]	100	1,795
Total (Cost $62,276)		65,234
			Components and Systems - 1.5%
Industrial Products – 17.8%			†Energy Conversion Devices [a]	200	8,150
Building Systems and Components - 3.0%
†Drew Industries [a]	200	5,638	Internet Software and Services - 1.7%
†Simpson Manufacturing	300	10,905	†RealNetworks [a]	1,200	9,312

		16,543	Semiconductors and Equipment - 2.5%
			†MKS Instruments [a]	300	5,367
Machinery - 3.0%			†Staktek Holdings [a]	1,100	8,184
†Lincoln Electric Holdings	100	3,966
†Pason Systems	500	12,431			13,551

		16,397

22 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2005

	SHARES	VALUE

Technology (continued)
Software - 3.0%
†iPass [a]	1,800	$11,808
†PLATO Learning [a]	600	4,764

		16,572

Telecommunications - 2.8%
†Foundry Networks [a]	1,100	15,191

Total (Cost $52,792)		64,571

TOTAL COMMON STOCKS
(Cost $395,517)		464,032

REPURCHASE AGREEMENT – 15.5%
State Street Bank & Trust Company, 4.10% dated 12/30/05, due 1/3/06, maturity value $85,039 (collateralized by obligations of various U.S. Government Agencies, valued at $90,590)
(Cost $85,000)		85,000

TOTAL INVESTMENTS – 100.3%
(Cost $480,517)		549,032

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.3)%		(1,717)

NET ASSETS – 100.0%		$547,315

[a]	Non-income producing.
[b]	A portion of these securities have been segregated as collateral for short sales.
†	New additions in 2005 (unaudited).
Bold indicates a Fund’s largest 20 equity holdings in terms of December 31, 2005 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 23

STATEMENTS OF ASSETS AND LIABILITIES	DECEMBER 31, 2005

	Royce	Royce	Royce
	Select	Select	Select
	Fund I	Fund II	Fund III

ASSETS:
Investments at value *	$22,157,519	$656,066	$464,032
Repurchase agreements (at cost and value)	3,392,000	231,000	85,000
Deposits with brokers for securities sold short	–	44,428	–
Cash	141	347	388
Receivable for investments sold	–	13,350	–
Receivable for capital shares sold	199,985	–	–
Receivable for dividends and interest	21,199	213	227

Total Assets	25,770,844	945,404	549,647

LIABILITIES:
Securities sold short, at fair value **	–	45,124	–
Payable for investments purchased	153,332	78,207	–
Payable for dividends and interest	–	40	–
Payable for investment advisory fees	72,928	2,660	2,332

Total Liabilities	226,260	126,031	2,332

Net Assets	$25,544,584	$819,373	$547,315

ANALYSIS OF NET ASSETS:
Paid-in capital	$19,809,453	$769,895	$481,045
Undistributed net investment income (loss)	11,109	–	(4,909)
Accumulated net realized gain (loss) on investments	600,850	6,808	2,664
Net unrealized appreciation (depreciation) on investments	5,123,172	42,670	68,515

Net Assets	$25,544,584	$819,373	$547,315

Investment Class	$25,544,584	$819,373	$547,315

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	1,332,977	76,500	46,482

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$19.16	$10.71	$11.77

* Investments at identified cost	$17,034,347	$614,150	$395,517

**Proceeds of short sales	–	$45,878	–

Aggregate value of segregated securities	–	$49,641	–

(1)Offering and redemption price per share; shares redeemed within three years of purchase are subject to a 2% redemption fee, payable to the Fund.

24	|	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Select Fund I		Royce Select Fund II	Royce Select Fund III

	Year ended	Year ended	Period ended	Period ended
	12/31/05	12/31/04	12/31/05 *	12/31/05 *

INVESTMENT OPERATIONS:
Net investment income (loss)	$(52,730)	$(352,103)	$(4,557)	$(7,052)
Net realized gain (loss) on investments	4,457,110	4,485,342	11,365	4,807
Net change in unrealized appreciation
(depreciation) on investments	(1,921,270)	(102,053)	42,670	68,515

Net increase (decrease) in net assets from
investment operations	2,483,110	4,031,186	49,478	66,270

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–
Net realized gain on investments
Investment Class	(4,440,316)	(2,900,802)	–	–

Total distributions	(4,440,316)	(2,900,802)	–	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	1,214,081	3,156,947	784,980	481,045
Distributions reinvested
Investment Class	4,142,905	2,705,223	–	–
Value of shares redeemed
Investment Class	(2,785,474)	(3,729,945)	(15,085)	–
Shareholder redemption fees
Investment Class	13,314	14,660	–	–

Net increase (decrease) in net assets from
capital share transactions	2,584,826	2,146,885	769,895	481,045

NET INCREASE (DECREASE) IN NET ASSETS	627,620	3,277,269	819,373	547,315
NET ASSETS:
Beginning of period	24,916,964	21,639,695	–	–

End of period	$25,544,584	$24,916,964	$819,373	$547,315

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$11,109	$–	$–	$(4,909)

* From June 30, 2005 (commencement of operations) to December 31, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS | 25

STATEMENTS OF OPERATIONS	PERIOD ENDED DECEMBER 31, 2005

	Royce	Royce	Royce
	Select	Select	Select
	Fund I	Fund II	Fund III

INVESTMENT INCOME:
Income:
Dividends	$264,449	$596	$709
Interest	87,170	2,825	1,636

Total income	351,619	3,421	2,345

Expenses:
Investment advisory fees	404,349	7,933	9,397
Dividends on securities sold short	–	45	–

Total expenses	404,349	7,978	9,397

Net expenses	404,349	7,978	9,397

Net investment income (loss)	(52,730)	(4,557)	(7,052)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	4,457,110	11,365	4,807
Net change in unrealized appreciation
(depreciation) on investments	(1,921,270)	42,670	68,515

Net realized and unrealized gain (loss) on investments	2,535,840	54,035	73,322

NET INCREASE (DECREASE) IN NET ASSETS FROM
INVESTMENT OPERATIONS	$2,483,110	$49,478	$66,270

26	|	THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE SELECT FUND I

2005 (a)(b)	$20.87	$(0.05)	$2.32	$2.27	$–	$(3.99)	$(3.99)	$0.01	$19.16	10.87%	$25,545	1.67%	(0.22)%	83%
2004 (a)(b)	19.81	(0.32)	4.08	3.76	–	(2.71)	(2.71)	0.01	20.87	19.08%	24,917	2.45%	(1.54)%	53%
2003 (a)(b)	14.60	(0.31)	7.39	7.08	–	(1.88)	(1.88)	0.01	19.81	48.67%	21,640	2.69%	(1.74)%	30%
2002 (a)(b)	17.70	(0.10)	(2.71)	(2.81)	–	(0.31)	(0.31)	0.02	14.60	(15.82)%	16,183	1.01%	(0.60)%	90%
2001 (a)	14.74	(0.31)	3.90	3.59	–	(0.63)	(0.63)	–	17.70	24.50%	18,507	2.72%	(2.13)%	54%
ROYCE SELECT FUND II (c)

2005 (b)	$10.00	$(0.06)	$0.77	$0.71	$–	$–	$–	$–	$10.71	7.10%*	$819	1.12%*	(0.64)%*	239%
ROYCE SELECT FUND III (c)

2005 (b)	$10.00	$(0.20)	$1.97	$1.77	$–	$–	$–	$–	$11.77	17.70%*	$547	2.45%*	(1.84)%*	22%

(a)	Net Asset Values and per share amounts have been adjusted to reflect the ten-for-one stock split on July 1, 2005.
(b)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
(c)	The Fund commenced operations on June 30, 2005.
*	Not annualized.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS   |   27

NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:
     Royce Select Fund I, Royce Select Fund II and Royce Select Fund III (the “Fund” or “Funds”), are three series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions
and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Funds incur only performance fees as expenses. See the “Investment Adviser” section of these notes.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

     The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Short Sales:
     The Funds may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Funds sell a security short, they must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Line of Credit:
      The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the period ended December 31, 2005.

28   |   THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

Capital Share Transactions (In Shares):
			Shares issued for		Shares		Net increase (decrease) in
	Shares sold		reinvestment of distributions		redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/05	12/31/04	12/31/05	12/31/04	12/31/05	12/31/04	12/31/05	12/31/04

Royce Select Fund I	1,065,733 *	16,370	215,439	13,007	(67,604)	(19,214)	1,213,568	10,163
Royce Select Fund II	78,052		–		(1,552)		76,500
Royce Select Fund III	46,482		–		–		46,482

*includes 1,030,969 shares resulting from a ten-for-one stock split on July 1, 2005.

Investment Adviser:
     Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive performance fees that are computed daily and payable monthly. Royce is entitled to receive from each of the Funds a performance fee of 12.5% of each Fund’s pre-fee total return, subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Funds, except brokerage commissions, dividends on short sales, taxes, interest and extraordinary expenses, will be paid by Royce. For the period ended December 31, 2005, the Funds accrued the following performance fees:

Royce Select Fund I	$404,349
Royce Select Fund II	7,933
Royce Select Fund III	9,397

Purchases and Sales of Investment Securities:
     For the period ended December 31, 2005, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales

Royce Select Fund I	$17,920,840	$21,628,554	–	–
Royce Select Fund II	1,945,389	1,344,050	$72,169	$24,845
Royce Select Fund III	461,255	70,545	–	–

Tax Information:
     At December 31, 2005, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Royce Select Fund I	$20,415,238	$5,134,281	$5,415,195	$280,914
Royce Select Fund II	799,272	42,670	50,193	7,523
Royce Select Fund III	485,426	63,606	72,329	8,723

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

     Distributions during the periods ended December 31, 2005 and 2004 were characterized as follows for tax purposes:

			Long-term
	Ordinary Income		Capital Gains		Return of Capital

	2005	2004	2005	2004	2005	2004

Royce Select Fund I	$956,913	$27,418	$3,483,403	$2,873,384	–	–

     The tax basis components of distributable earnings at December 31, 2005 were as follows:

		Undistributed	Net Unrealized	Total
	Undistributed	Long-term	Appreciation	Distributable
	Ordinary Income	Capital Gains	(Depreciation)	Earnings

Royce Select Fund I	$213,432	$387,418	$5,134,281	$5,735,131
Royce Select Fund II	6,808	–	42,670	49,478
Royce Select Fund III	2,664	–	63,606	66,270

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS   |   29

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Tax Information: (Continued)
      For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the period ended December 31, 2005, the funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses, distribution reclassifications, dividends accrued from Real Estate Investment Trusts, investments in publicly traded partnerships, equalization credits, foreign currency translations and gains and losses from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital

Royce Select Fund I	63,839	(307,475)	243,636
Royce Select Fund II	4,557	(4,557)	–
Royce Select Fund III	2,143	(2,143)	–

30   |   THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Select Fund I , Royce Select Fund II and Royce Select Fund III

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of changes in net assets and of operations and the financial highlights present fairly, in all material respects, the financial position of Royce Select Fund I, Royce Select Fund II and Royce Select Fund III (each a series of The Royce Fund, hereafter referred to as the “Fund”) at December 31, 2005, and the changes in each of their net assets, the results of each of their operations and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2006

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS   |   31

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

      As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire six-month period ended December 31, 2005.

Actual Expenses
      The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2005 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
       The second part of the table below provides information about hypothetical account values and hypothetical expenses based on an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return, and the expense ratio that would be incurred at that rate of return before expenses. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
       Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					HYPOTHETICAL
	ACTUAL				(5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Actual	Beginning	Ending	Expenses Paid	Hypothetical
	Account Value	Account Value	During the	Expense	Account Value	Account Value	During the	Expense
	7/1/05	12/31/05	Period (1)	Ratio (1,2)	7/1/05	12/31/05	Period (3)	Ratio (4)

Royce Select Fund I	$1,000.00	$1,140.50	$17.45	1.63%	$1,000.00	$1,018.91	$6.36	0.63%
Royce Select Fund II	1,000.00	1,071.00	11.60	1.12%	1,000.00	1,018.91	6.36	0.63%
Royce Select Fund III	1,000.00	1,177.00	26.67	2.45%	1,000.00	1,018.91	6.36	0.63%

(1)	Expenses are equal to the Fund’s actual expense ratio for the most recent fiscal half year multiplied by the average account value for the period.
(2)	Actual expense ratio used to derive figures in the table is based on the most recent fiscal half year.
(3)	Expenses are equal to the Fund’s hypothetical annualized expense ratio for the most recent fiscal half year multiplied by the average account value for the period.
(4)	Hypothetical expense ratio used to derive figures in the table is based on 12.5% of the assumed rate of return of 5% per year before expenses.

FEDERAL TAX INFORMATION (Unaudited)

     In January 2006, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2005, if applicable.

2005 Supplemental Tax Information:

		% US Govt	% Income
FUND	%QDI	Income	Qualifying for DRD

Royce Select Fund I	35.83%	N/A	21.86%

Definitions:

% QDI: Qualified Dividend Income; % of Net Investment Income and/or Short Term Capital Gains distributions that qualify for treatment at Long Term Capital Gain rates.
% US Govt Income: % of Investment Income Paid from US Government Obligations.
% Income Qualifying for DRD: % of Investment Income eligible for the Corporate Dividend Received Deduction.

32 | THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION: Charles M. Royce, Trustee,* President
Age: 66                         Number of Funds Overseen: 23
Tenure: Since 1982      Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

NAME AND POSITION: Mark R. Fetting, Trustee*
Age: 51                         Number of Funds Overseen: 46**
**Director/Trustee of all Royce Funds consisting of 23 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 23 portfolios.
Tenure: Since 2001      Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

 NAME AND POSITION: Donald R. Dwight, Trustee
Age: 74                         Number of Funds Overseen: 23
Tenure: Since 1998      Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

 NAME AND POSITION: Richard M. Galkin, Trustee
Age: 67                         Number of Funds Overseen: 23
Tenure: Since 1982      Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

 NAME AND POSITION: Stephen L. Isaacs, Trustee
Age: 66                         Number of Funds Overseen: 23
Tenure: Since 1989      Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

 NAME AND POSITION: William L. Koke, Trustee
Age: 71                         Number of Funds Overseen: 23
Tenure: Since 1996      Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.
NAME AND POSITION: Arthur S. Mehlman, Trustee
Age: 64                         Number of Funds Overseen: 46**
**Director/Trustee of all Royce Funds consisting of 23 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 23 portfolios.
Tenure: Since 2004      Non-Royce Directorships: Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (nonprofits). Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002). Director of Maryland Business Roundtable for Education (July 1984-June 2002).

 NAME AND POSITION: David L. Meister, Trustee
Age: 66                         Number of Funds Overseen: 23
Tenure: Since 1982      Non-Royce Directorships: None.

Principal Occupation(s) During Past Five Years: Private investor. Chairman and Chief Executive Officer of The Tennis Channel (June 2000-March 2005). Chief Executive officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

 NAME AND POSITION: G. Peter O’Brien, Trustee
Age: 60                         Number of Funds Overseen: 46**
**Director/Trustee of all Royce Funds consisting of 23 portfolios; Director/ Trustee of the Legg Mason Family of Funds consisting of 23 portfolios.
Tenure: Since 2001      Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University; Board Member of Hill House, Inc. (Since 1999); Formerly: Trustee of Colgate University (from 1996–2005), President of Hill House, Inc. (from 2001–2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

 NAME AND POSITION: John D. Diederich, Vice President and Treasurer
Age: 54
Tenure: Since 2001
Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Trust since April 1993.

 NAME AND POSITION: Jack E. Fockler, Jr., Vice President
Age: 47
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

 NAME AND POSITION: W. Whitney George, Vice President
Age: 47
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

 NAME AND POSITION: Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 43
Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

 NAME AND POSITION: John E. Denneen, Secretary
Age: 38
Tenure: 1996-2001 and Since April 2002
Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (1996-2001 and since April 2002); Principal of Credit Suisse First Boston Private Equity (2001-2002).

* Interested Trustee.

   Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of    Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS   |   33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Approval of Select Fund II and Select Fund III Investment Advisory Agreements. The Board of Trustees, including a majority of the Trustees who are not parties to the Select Fund II and Select Fund III (the “New Funds”) Investment Advisory Agreements, or interested persons of any such party (“Independent Trustees”), have the responsibility under the 1940 Act to approve the New Funds’ proposed Investment Advisory Agreements for their initial two-year terms and their continuation annually thereafter at meetings of the Board called for the purpose of voting on the approvals. The Investment Advisory Agreements for the New Funds were each discussed at a meeting held on April 13-14, 2005 and were each unanimously approved at such meeting for an initial two-year term by the Board of Trustees, including the Independent Trustees.
     In considering whether to approve each Fund’s Investment Advisory Agreement, the Board reviewed the materials provided by Royce, which included, among other things, fee information of funds with profiles similar to those of the New Funds, prepared by Royce and Morningstar Associates, LLC (“Morningstar”), information regarding the past performance of funds managed by Royce and a memorandum outlining the legal duties of the Board prepared by counsel to the Independent Trustees. The Board also met with investment advisory personnel from Royce. The Board considered factors relating to both the selection of the investment adviser and the approval of the advisory fee when reviewing the Investment Advisory Agreements. In particular, the Board considered the following:
     (i)  The nature, extent and quality of services to be provided by Royce: The Trustees reviewed the services that Royce would provide to the New Funds, including, but not limited to, generally managing each New Fund’s investments in accordance with the stated policies of each New Fund. The Trustees also discussed with officers of the Trust and portfolio managers of each New Fund the amount of time Royce would dedicate to each New Fund and the type of transactions that would be executed on behalf of each New Fund. Additionally, the Trustees considered the services provided by Royce to the other Funds in the Trust.
     The Board determined that the services proposed for each New Fund by Royce would be similar to those being provided to the other Funds in the Trust. They also took into consideration the favorable history, reputation and background of Royce’s portfolio managers for the New Funds, finding that these would likely have an impact on the success of the New Funds. Lastly, the Trustees noted Royce’s ability to attract quality and experienced personnel. The Trustees concluded that the proposed services of Royce to each New Fund compared favorably to services provided by Royce for other Funds in the Trust and accounts in both nature and quality. The Trustees concluded that the scope of services provided by Royce would be suitable for each New Fund.
     (ii)  Investment performance of the New Funds and Royce: Because each New Fund was just being formed, the Trustees did not consider the investment performance of the New Funds. The Trustees reviewed Royce’s performance for other Funds in the Trust. In particular, the Trustees noted that Royce managed a number of Funds that invested in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 index and their competitors. The Trustees recognized that past performance is not an indicator of future performance, but found that Royce had the necessary expertise in managing small-cap and micro-cap securities to manage the New Funds. The Trustees determined that Royce would be an appropriate investment adviser for the New Funds.
     (iii) Cost of the services to be provided and profits to be realized by Royce from the relationship with each New Fund: The Trustees considered the anticipated cost of the services provided by Royce. Under each Investment Advisory Agreement, each New Fund would pay Royce a performance-based fee of 12.5% of each New Fund’s pre-fee total return. The fee would be payable monthly and accrued daily based on the value of the Fund’s then current assets. The fee would be subject to a high watermark test. The Trustees considered the fact that Royce would be responsible for paying all of the New Funds’ other operating expenses, except for brokerage commissions, taxes, interest, litigation expenses, dividend incurred in connection with any short selling, and interest expense incurred in connection with any borrowing, by the Fund, and other expenses not incurred in the ordinary course of each New Fund’s business.
     In reviewing the proposed investment advisory fee, the Trustees considered the advisory fees of other small-cap value and small-cap blend funds as provided by Morningstar. However, since these funds do not charge a performance based fee, direct comparisons were not helpful. The Trustees considered the fact that the proposed fee was the same as another Fund in the Trust, Royce Select Fund I. They also noted that since the advisory fee is performance based, accrued daily and subject to a high

34   |   THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (CONTINUED)

watermark test, Fund shares would not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the last day on which a fee was last accrued. The Trustees noted that the performance fee proposed for the New Funds align the interest of Royce directly with those of investors. The Trustees did not consider the profitability of the New Funds, since the New Funds were recently formed and had no operating history.
     (iv) The extent to which economies of scale would be realized as the New Funds grow and whether fee levels would reflect such economies of sale: The Trustees noted that Royce did not currently expect the New Funds to grow to a size that would allow the New Funds to experience significant economies of scale and, therefore, noted that the fee levels do not reflect any such economies of scale. The Trustees noted that they could consider potential economies of scale no later than when they next review the investment advisory fees after the initial two year term of the Investment Advisory Agreements.
     (v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Trustees compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of Royce and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap securities. The Trustees also considered fees charged by Royce to institutional and other clients and noted that the proposed fee compared favorably to these other accounts. The Trustees noted the relatively unique nature of the New Funds’ performance based advisory fees as applied to mutual funds.
     The Trustees also noted the administrative services provided by Royce to the New Funds such as operational services and furnishing office space and facilities for the New Funds, and providing persons satisfactory to the Board to serve as officers of the Trust, noting that these services were beneficial to the New Funds.
     No single factor was determinative to the decision of the Board. Rather, after weighing all of the factors discussed above, the Board, including the Independent Trustees, unanimously approved each New Fund’s Investment Advisory Agreement.

Royce Select Fund I

At a Special Meeting of Shareholders held on October 5, 2005 and adjourned to October 27, 2005, the Fund’s shareholders approved the following:

Proposal			For	Withhold	Abstain
1.		Approve changes in the Fund’s fundamental policies to permit the Fund to:

	(a)	sell securities short;	610,340	38,243	7,879

	(b)	borrow money from banks for the purposes of purchasing portfolio securities and/or to collateralize short sale positions in amounts totaling up to one-third of the value of its total assets;	576,173	72,390	7,879

	(c)	invest up to 15% of its net assets in restricted securities;	583,869	46,840	25,752

	(d)	invest up to 15% of its assets in securities for which market quotations are not readily available (i.e., illiquid securities); and	570,002	63,114	23,346

	(e)	invest in securities of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended.	620,932	27,651	7,879

2.		Approve changing the Fund’s policy prohibiting the writing of call options from a fundamental to a non-fundamental investment restriction.	564,716	46,549	45,197

THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS   |   35

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

     The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2005, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2005 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Sharpe Ratio is calculated for the past 36-month period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 Index, with the beta of the S&P 500 equal to 1.00. A low beta means that the correlation of a fund’s performance to that of the market has been low. Three-year Sharpe Ratios, standard deviations and betas for Royce Select Fund I was provided by Morningstar, Inc.
     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would approximately match those of the Russell 2000. Returns for the market indices used in this Report were based on information supplied to Royce by Frank Russell and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.
     The Funds invest primarily in securities of mid-, small- and/or micro-cap companies, that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material information is always disclosed by the Funds on their website at www.roycefunds.com.
Forward-Looking Statements
     This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

     This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

36   |   THE ROYCE FUNDS 2005 REPORT TO SHAREHOLDERS

POSTSCRIPT

Our Favorite Things

By the time that shareholders and other interested parties are reading this Annual Review and Report to Shareholders, the presents have all been opened, the tree has been taken down and the decorations have been stored away until next year’s holiday season. However, each year we begin preparing the Report and reflecting on the year long before, right in the midst of the holiday season. As December winds to a close, and we look back on the year that will soon be over, our thoughts are invariably mixed with the spirit of the holiday season. This is how the following verses came to be written in December 2005. They are a combination of holiday spirit and another enjoyable year doing the things that we love–helping you to build wealth with our time-tested, disciplined approach to small-cap investing. So, we humbly present our version of a holiday treat, with sincerest apologies to Rodgers and Hammerstein, Julie Andrews and John Coltrane.

Royce’s Holiday Tune (Sung to the Tune of “My Favorite Things”)

Well-run small companies selling for peanuts,
Balance sheets so pure they don’t need much clean-up,
Cash flow, good management, lots of earnings—
These are a few of our favorite things.

Micro-cap businesses Wall Street’s not heard of,
Research ‘til midnight until we feel sure of
A firm that is debt-free and high-returning—
These are a few of our favorite things.

People who sell at the first sign of trouble,
Bargain-priced stocks from the burst of a bubble,
Prices dropped so low they make our hearts sing—
These are a few of our favorite things

Financial statements that tell a good story,
Transparent accounting that won’t make us sorry,
Prices that bottom out from missed earnings—
These are a few of our favorite things

When the price stalls
As the bell rings,
When returns are bad,
We simply remember our favorite things,
And then we don’t feel so sad.

THIS PAGE IS NOT PART OF THE 2005 REPORT TO SHAREHOLDERS

The RoyceFunds

Wealth Of Experience
With approximately $22.4 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as eight assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $108 million invested in The Royce Funds.

General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268 Shareholder Services (800) 841-1180 Automated Telephone Services (800) 78-ROYCE (787-6923)	Advisor Services For Fund Materials, Performance Updates, Account Inquiries (800) 33-ROYCE (337-6923) Broker/Dealer Services For Fund Materials and Performance Updates, (800) 59-ROYCE (597-6923)

www.roycefunds.com
This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
RSF-REP-1205

Item 2: Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3: Audit Committee Financial Expert –

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Trustees as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2005 - $259,105
Year ended December 31, 2004 - $243,200

(b)	Audit-Related Fees:
Year ended December 31, 2005 - $0
Year ended December 31, 2004 - $0

(c)	Tax Fees:
Year ended December 31, 2005 - $77,534 – Preparation of tax returns and excise tax review
Year ended December 31, 2004 - $77,280 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2005 - $3,000 Agreed Upon Procedures Report relating to investment advisory fee calculation for Royce Select Fund I
Year ended December 31, 2004 - $0

(e)(1)                  Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2005 - $83,534
Year ended December 31, 2004 - $77,280

(h)	No such services were rendered during 2005 or 2004.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12: Exhibits attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND
BY:	/s/Charles M. Royce

Charles M. Royce
President

Date: March 1, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/Charles M. Royce	BY:	/s/John D. Diederich

	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 1, 2006		Date: March 1, 2006